As filed with the Securities and Exchange Commission on April 21, 2026

Securities Act File No. 333-291070

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1 ☒	☐
Post-Effective Amendment No. ☐	☐

ARES STRATEGIC INCOME FUND

(Exact name of registrant as specified in charter)

245 Park Avenue, 44th Floor

New York, NY 10167

(212) 750-7300

(Address and telephone number, including area code, of principal executive offices)

Ian Fitzgerald
General Counsel
Ares Strategic Income Fund
245 Park Avenue, 44th Floor
New York, NY 10167
(Name and address of agent for service)

COPIES TO:

Monica J. Shilling Van Whiting Kirkland & Ellis LLP 2049 Century Park East, 37th Floor Los Angeles, California 90067 (310) 552-4200	Nicole M. Runyan Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 (212) 446-4800

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not complete exchange offers until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 21, 2026

PRELIMINARY PROSPECTUS

Ares Strategic Income Fund

Offer to Exchange

$600,000,000 aggregate principal amount of 5.450% Notes due 2028

$600,000,000 aggregate principal amount of 4.850% Notes due 2029

$500,000,000 aggregate principal amount of 5.800% Notes due 2030

$500,000,000 aggregate principal amount of 5.150% Notes due 2031

$700,000,000 aggregate principal amount of 5.550% Notes due 2031

For

$600,000,000 aggregate principal amount of 5.450% Notes due 2028

$600,000,000 aggregate principal amount of 4.850% Notes due 2029

$500,000,000 aggregate principal amount of 5.800% Notes due 2030

$500,000,000 aggregate principal amount of 5.150% Notes due 2031

$700,000,000 aggregate principal amount of 5.550% Notes due 2031

Registered under the Securities Act of 1933, as amended

Ares Strategic Income Fund (the “Fund,” “we,” “us,” or “our”) is a closed-end management investment company organized as a Delaware statutory trust. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are offering to exchange all of our outstanding (i) 5.450% Restricted Notes (as defined herein) that were issued in transactions not requiring registration under the Securities Act of 1933, as amended (the “Securities Act”), on June 9, 2025 for an equal aggregate principal amount of our new 5.450% Exchange Notes (as defined herein) that have been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act, (ii) 4.850% Restricted Notes (as defined herein) that were issued in transactions not requiring registration under the Securities Act on September 15, 2025 for an equal aggregate principal amount of our new 4.850% Exchange Notes (as defined herein) that have been registered with the SEC under the Securities Act, (iii) 5.800% Restricted Notes (as defined herein) that were issued in transactions not requiring registration under the Securities Act on June 9, 2025 for an equal aggregate principal amount of our new 5.800% Exchange Notes (as defined herein) that have been registered with the SEC under the Securities Act, (iv) 5.150% Restricted Notes (as defined herein) that were issued in transactions not requiring registration under the Securities Act on September 15, 2025 for an equal aggregate principal amount of our new 5.150% Exchange Notes (as defined herein) that have been registered with the SEC under the Securities Act and (v) 5.550% Restricted Notes (as defined herein) that were issued in transactions not requiring registration under the Securities Act on January 29, 2026 for an equal aggregate principal amount of our new 5.550% Exchange Notes (as defined herein) that have been registered with the SEC under the Securities Act. We refer to the 5.450% Restricted Notes and the 5.450% Exchange Notes collectively as the “5.450% Notes,” the 4.850% Restricted Notes and the 4.850% Exchange Notes collectively as the “4.850% Notes,” the 5.800% Restricted Notes and the 5.800% Exchange Notes collectively as the “5.800% Notes,” the 5.150% Restricted Notes and the 5.150% Exchange Notes collectively as the “5.150% Notes” and the 5.550% Restricted Notes and the 5.550% Exchange Notes collectively as the “5.550% Notes.” We refer to the Restricted Notes (as defined herein) and the Exchange Notes (as defined herein) collectively as the “Notes.” The 5.450% Notes will mature on September 9, 2028. The 4.850% Notes will mature on January 15, 2029. The 5.800% Notes will mature on September 9, 2030. The 5.150% Notes will mature on January 15, 2031. The 5.550% Notes will mature on April 15, 2031. We will pay interest on (i) the 5.450% Notes on March 9 and September 9 of each year; (ii) the 4.850% Notes on January 15 and July 15 of each year; (iii) the 5.800% Notes on March 9 and September 9 of each year; (iv) the 5.150% Notes on January 15 and July 15 of each year; and (v) the 5.550% Notes on April 15 and October 15 of each year.

If you participate in the exchange offer, you will receive the applicable series of Exchange Notes for the applicable series of Restricted Notes that you validly tendered. The terms of the applicable series of Exchange Notes are substantially identical to those of the applicable series of Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default (as defined herein). In addition, the applicable series of Exchange Notes will bear different CUSIP numbers than the applicable series of Restricted Notes. If an active trading market in the Exchange Notes does not develop, you may not be able to resell the Exchange Notes at their fair market value or at all.

We may redeem the Notes in whole or in part at any time or from time to time at the redemption price discussed under the caption “Description of the Exchange Notes — Optional Redemption” in this prospectus. In addition, holders of the Notes can require us to repurchase the Notes at 100% of their principal amount upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Exchange Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes will be our direct senior unsecured obligations and rank pari passu, or equally, with all outstanding and future unsecured unsubordinated indebtedness issued by Ares Strategic Income Fund.

Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. We invest primarily in first lien senior secured loans, second lien senior secured loans, subordinated secured and unsecured loans, subordinated loans (which in some cases include equity and/or preferred components) and other types of credit instruments which may include commercial real estate mezzanine loans, real estate mortgages, distressed investments, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities, infrastructure debt and government and municipal obligations, made to or issued by U.S. middle-market companies, which we generally define as companies with annual net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”) between $10 million and $250 million. We expect that a majority of our investments will be in directly originated loans.

We are externally managed by our investment adviser, Ares Capital Management LLC, a subsidiary of Ares Management Corporation, a publicly traded, leading global alternative investment manager. Ares Operations LLC, a subsidiary of Ares Management Corporation, provides certain administrative and other services necessary for us to operate.

Investing in the Notes involves risks that are described in the “Risk Factors” section beginning on page 17 of this prospectus, including the risk of leverage.

This prospectus and the documents incorporated by reference herein provide important information about us that you should know before investing in the Exchange Notes. Please read this prospectus, and the documents incorporated by reference herein, before you invest and keep it for future reference. See “Incorporation of Certain Information by Reference” for additional detail regarding those documents incorporated by reference into this prospectus. We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (866) 324-7348, by sending an email to us at wmsoperations@aresmgmt.com or on our website at https://www.areswms.com/solutions/asif/. To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 5:00 p.m., New York City time, on           ,      . The SEC also maintains a website at www.sec.gov that contains such information. The information on the websites referred to herein is not incorporated by reference into this prospectus.

THE EXCHANGE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 5:00 p.m., New York City time, on           , 2026, unless extended.

We will exchange all the 5.450% Restricted Notes, the 4.850% Restricted Notes, the 5.800% Restricted Notes, the 5.150% Restricted Notes and the 5.550% Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for the 5.450% Exchange Notes, the 4.850% Exchange Notes, the 5.800% Exchange Notes, the 5.150% Exchange Notes and the 5.550% Exchange Notes, respectively. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

While a trading market developed after issuing the Restricted Notes, we cannot assure you that an active and liquid market for the Restricted Notes will be maintained or that a trading market will develop for the Exchange Notes, and we do not intend to list the Restricted Notes or the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

The date of this prospectus is           , 2026.

i

We have not authorized anyone to provide any information other than that contained or incorporated by reference in this prospectus or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in, or incorporated by reference in this prospectus is, or will be, accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed since any such date.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

ii

FORWARD-LOOKING STATEMENTS

Some of the statements included or incorporated by reference in this prospectus and any prospectus supplement constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any prospectus supplement and other information incorporated herein or therein by reference involve a number of risks and uncertainties, including statements concerning:

●	our, or our portfolio companies’, future business, operations, operating results or prospects;

●	the return or impact of current and future investments;

●	the impact of a protracted decline in the liquidity of credit markets on our business;

●	changes in the general economy, including those caused by tariffs and trade disputes with other countries, changes in inflation and risk of recession;

●	fluctuations in global interest rates;

●	the impact of changes in laws or regulations (including the interpretation thereof), including tax laws, governing our operations or the operations of our portfolio companies or the operations of our competitors;

●	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

●	our ability to recover unrealized losses;

●	market conditions and our ability to access different debt markets and additional debt and equity capital and our ability to manage our capital resources effectively;

●	our contractual arrangements and relationships with third parties;

●	political and regulatory conditions that contribute to uncertainty and market volatility including the impact of any prolonged U.S. government shutdown as well as the legislative, regulatory, trade, immigration and other policies associated with the current U.S. presidential administration;

●	the impact of supply chain constraints on our portfolio companies and the global economy;

●	uncertainty surrounding global financial stability;

●	ongoing conflicts in the Middle East and the Russia-Ukraine war, including the potential for volatility in energy prices and other commodities and their impact on the industries in which we invest;

●	the disruption of global shipping activities;

●	the financial condition of our current and prospective portfolio companies and their ability to achieve their objectives;

●	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks;

●	the impact of global health crises on our or our portfolio companies’ business and the U.S. and global economy;

●	our ability to anticipate and identify evolving market expectations with respect to environmental, social and governance matters, including the environmental impacts of our portfolio companies’ supply chain and operations;

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●	our ability to successfully complete and integrate any acquisitions;

●	the outcome and impact of any litigation or regulatory proceeding;

●	the adequacy of our cash resources and working capital;

●	the timing, form and amount of any distributions;

●	the timing of cash flows, if any, from the operations of our portfolio companies; and

●	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “seeks,” “estimates,” “will,” “should,” “could,” “would,” “likely,” “may” and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the date of this prospectus or other information incorporated herein by reference, as applicable. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

This prospectus and the documents incorporated by reference herein contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this prospectus are forward-looking statements. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements or from our historical performance for any reason, including the factors set forth in “Risk Factors” in this prospectus and the other information included in this prospectus including the documents we incorporate by reference herein.

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PROSPECTUS SUMMARY

This summary highlights some of the information contained elsewhere in or incorporated by reference into this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should review the more detailed information contained elsewhere in this prospectus and the documents incorporated by reference into this prospectus before making a decision to invest in our securities, and especially the information set forth under the heading “Risk Factors” in this prospectus and any document incorporated by reference into this prospectus, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 9, 2026 (“2025 Annual Report”), which is incorporated by reference herein. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “the Fund” and “Ares Strategic Income Fund” refer to Ares Strategic Income Fund and its consolidated subsidiaries; “Ares Capital Management” and “our investment adviser” refer to Ares Capital Management LLC; “Ares Operations” and “our administrator” refer to Ares Operations LLC; and “Ares” and “Ares Management” refer to Ares Management Corporation and its affiliated companies (other than portfolio companies and its affiliated funds) and “Ares funds” refers to investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients, the assets or investments for the account of any client, or separate account for which, in each case. Ares or one or more of its affiliated companies, including our investment adviser acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity.

Ares Strategic Income Fund

We are an externally managed, closed-end management investment company. Formed as a Delaware statutory trust on March 15, 2022, we have elected to be regulated as a BDC under the Investment Company Act.

We are externally managed by Ares Capital Management, a subsidiary of Ares Management Corporation, a publicly traded, leading global alternative investment manager, pursuant to our investment advisory and management agreement (the “investment advisory and management agreement”). Our investment adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our investment adviser is registered as an investment adviser with the SEC. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. We invest primarily in first lien senior secured loans, second lien senior secured loans, subordinated secured and unsecured loans, subordinated loans (which in some cases include equity and/or preferred components) and other types of credit instruments which may include commercial real estate mezzanine loans, real estate mortgages, distressed investments, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities, infrastructure debt and government and municipal obligations, made to or issued by U.S. middle-market companies, which we generally define as companies with annual EBITDA between $10 million and $250 million. We expect that a majority of our investments will be in directly originated loans. For cash management and other purposes, we also invest in broadly syndicated loans and other more liquid credit investments, including in publicly traded debt instruments and other instruments that are not directly originated. We primarily invest in illiquid and restricted investments, and while most of our investments are expected to be in private U.S. companies (we generally have to invest at least 70% of our total assets in “qualifying assets,” including private U.S. companies), we may also invest from time to time in non-U.S. companies. Our portfolio may also include equity securities such as common stock, preferred stock, warrants or options, which may be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of our investment adviser, but in no event will leverage employed exceed the limitations set forth in the Investment Company Act. We intend to use leverage in the form of borrowings, including loans from certain financial institutions, including any potential borrowings under our Credit Facilities (as defined below) and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by us. See “Risk Factors — Risks Relating to Our Business and Structure — We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” in our 2025 Annual Report, which is incorporated by reference herein. To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more collateralized loan obligations (“CLOs”), while retaining all or most of the exposure to the performance of these investments. See “Risk Factors — Risks Relating to Our Business and Structure — We have formed and invested in and may in the future form or invest in CLOs, which subject us to certain structured financing risks” in our 2025 Annual Report, which is incorporated by reference herein.

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As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. Specifically, as part of this 30% basket, we may invest in entities that are not considered “eligible portfolio companies” (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act. In addition, we, our investment adviser and certain of our affiliates have received an exemptive relief order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares Management and its affiliates to co-invest in portfolio companies with each other and with other affiliated entities (the “Co-Investment Exemptive Order”). As required by the Co-Investment Exemptive Order, we have adopted, and our Board of Trustees (as defined below) has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Co-Investment Exemptive Order. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. As a result of investments permitted by the Co-Investment Exemptive Order, there could be significant overlap in our investment portfolio and the investment portfolio of affiliated Ares Management entities that can rely on the Co-Investment Exemptive Order and that have an investment objective similar to ours. We may also otherwise co-invest with funds managed by Ares Management or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our investment adviser’s allocation policy.

We have elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other requirements, meet certain source-of-income and asset diversification requirements and timely distribute to our shareholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay U.S. federal corporate-level taxes on any income that we distribute to our shareholders provided that we satisfy those requirements.

Our qualification and taxation as a RIC depends upon our ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that we will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

Our Adviser

Ares Capital Management, our investment adviser, is served by origination, investment and portfolio management and valuation teams of approximately 230 U.S.-based investment professionals as of December 31, 2025 and led by certain partners of the Ares Credit Group: Mitchell Goldstein and Michael L. Smith. Mitchell Goldstein and Michael L. Smith function as our portfolio managers and are jointly and primarily responsible for the day-to-day management of our portfolio. Ares Capital Management leverages off of Ares’ investment platform and benefits from the significant capital markets, trading and research expertise of Ares’ investment professionals.

Our Administrator

Pursuant to an administration agreement, referred to herein as the “administration agreement”, our administrator, Ares Operations, furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial and other records that we are required to maintain and preparing all reports and other materials required to be filed with the SEC or any other regulatory authority, including reports to shareholders. In addition, our administrator assists us in determining and publishing our net asset value, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

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Recent Developments

In January 2026, we and ASIF Funding II (as defined below) entered into an agreement to amend the SB Funding Facility (as defined below). The amendment, among other things, (a) increased the total commitments under the SB Funding Facility by $750 million from $750 million to $1.5 billion, of which $375 million will become available after the nine month period following January 29, 2026, (b) extended the reinvestment period from October 8, 2027 to July 29, 2028, (c) extended the stated maturity date from April 8, 2034 to January 29, 2035, (d) adjusted the interest rate charged on the SB Funding Facility from the Secured Overnight Financing Rate (“SOFR”) plus an applicable margin of (i) 1.90% during the reinvestment period and (ii) 2.20% following the reinvestment period to SOFR plus an applicable margin of (i) 1.80% during the reinvestment period and (ii) 2.00% following the reinvestment period and (e) adjusted the commitment fee to provide that no such fee will be charged for the first three months after January 29, 2026 with respect to the amount of the increase in total commitments under the SB Funding Facility on January 29, 2026. Otherwise, from January 29, 2026, the amendment provides that the commitment fee is adjusted from (x) 0.50% or 1.00% per annum to (y) 0.50%, 0.75% or 1.00% per annum, in each case depending on the aggregate amount of unused commitments under the SB Funding Facility. The other terms of the SB Funding Facility remained materially unchanged.

In February 2026, we and ASIF Funding I (as defined below) entered into an agreement to amend the SG Funding Facility (as defined below). The amendment, among other things, increased the total commitments under the SG Funding Facility by $500 million from $1.825 billion to $2.325 billion. Pursuant to the terms of the amendment, the interest rate charged on the SG Funding Facility (i) with respect to the incremental $500 million commitment of revolving loans and term loans, is at an applicable margin of 1.75% per annum, and (ii) with respect to the existing $1.825 billion commitment, remains at an applicable margin of 1.80% per annum, plus, in each case, an applicable benchmark (Term SOFR, Daily Compounded CORRA, Daily Simple CORRA, or EURIBOR). The other terms of the SG Funding Facility remained materially unchanged.

As previously disclosed, on March 27, 2026, we completed our tender offer to repurchase up to 5% of our common shares of beneficial interest ("Common Shares") outstanding as of January 31, 2026 (the “Tender Offer”). Approximately 45.3 million Common Shares were validly tendered and not withdrawn prior to the expiration of the Tender Offer and we accepted for purchase approximately 19.5 million Common Shares on a pro rata basis based on the number of tendered Common Shares, representing 5% of our Common Shares outstanding as of January 31, 2026 and 43.1% of the Common Shares that were validly tendered and not withdrawn prior to the expiration of the Tender Offer. In accordance with the terms of the Tender Offer, we paid a total of approximately $524 million for the repurchased Common Shares, representing the net asset value of the total amount of such Common Shares, less the early repurchase deduction, as applicable.

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Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$600,000,000 aggregate principal amount of 5.450% Notes due 2028 (the “5.450% Exchange Notes”).

$600,000,000 aggregate principal amount of 4.850% Notes due 2029 (the “4.850% Exchange Notes”).

$500,000,000 aggregate principal amount of 5.800% Notes due 2030 (the “5.800% Exchange Notes”).

$500,000,000 aggregate principal amount of 5.150% Notes due 2031 (the “5.150% Exchange Notes”).

$700,000,000 aggregate principal amount of 5.550% Notes due 2031 (the “5.550% Exchange Notes” and, together with the 5.450% Exchange Notes, the 4.850% Exchange Notes, the 5.800% Exchange Notes and the 5.150% Exchange Notes, the “Exchange Notes”).

The terms of our 5.450% Exchange Notes, 4.850% Exchange Notes, 5.800% Exchange Notes, 5.150% Exchange Notes and 5.550% Exchange Notes whose issuance has been registered with the SEC under the Securities Act are substantially identical to those of the 5.450% Restricted Notes, the 4.850% Restricted Notes, the 5.800% Restricted Notes, the 5.150% Restricted Notes and the 5.550% Restricted Notes that were issued in transactions not requiring registration under the Securities Act on June 9, 2025, with respect to the 5.450% Restricted Notes, September 15, 2025 with respect to the 4.850% Restricted Notes, June 9, 2025 with respect to the 5.800% Restricted Notes, September 15, 2025 with respect to the 5.150% Restricted Notes, and January 29, 2026, with respect to the 5.550% Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, each class of Exchange Notes will bear different CUSIP numbers than the corresponding Restricted Notes. See “Description of the Exchange Notes.”

We refer to the 5.450% Restricted Notes and the 5.450% Exchange Notes collectively as the “5.450% Notes,” the 4.850% Restricted Notes and the 4.850% Exchange Notes collectively as the “4.850% Notes,” the 5.800% Restricted Notes and the 5.800% Exchange Notes collectively as the “5.800% Notes,” the 5.150% Restricted Notes and the 5.150% Exchange Notes collectively as the “5.150% Notes” and the 5.550% Restricted Notes and the 5.550% Exchange Notes collectively as the “5.550% Notes.” We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$600,000,000 aggregate principal amount of 5.450% Restricted Notes due 2028 (the “5.450% Restricted Notes”), which were issued in a private placement on June 9, 2025.

$600,000,000 aggregate principal amount of 4.850% Restricted Notes due 2029 (the “4.850% Restricted Notes”), which were issued in a private placement on September 15, 2025.

$500,000,000 aggregate principal amount of 5.800% Restricted Notes due 2030 (the “5.800% Restricted Notes”), which were issued in a private placement on June 9, 2025.

$500,000,000 aggregate principal amount of 5.150% Restricted Notes due 2031 (the “5.150% Restricted Notes”), which were issued in a private placement on September 15, 2025.

$700,000,000 aggregate principal amount of 5.550% Restricted Notes due 2031 (the “5.550% Restricted Notes” and, together with the 5.450% Restricted Notes, the 4.850% Restricted Notes, the 5.800% Restricted Notes and the 5.150% Restricted Notes, the “Restricted Notes”), which were issued in a private placement on January 29, 2026.

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The Exchange Offer

In the exchange offer, we will exchange the 5.450% Restricted Notes, the 4.850% Restricted Notes, the 5.800% Restricted Notes, the 5.150% Restricted Notes and the 5.550% Restricted Notes for a like principal amount of the 5.450% Exchange Notes, the 4.850% Exchange Notes, the 5.800%  Exchange Notes, the 5.150% Exchange Notes and the 5.550% Exchange Notes, respectively, to satisfy certain of our obligations under the applicable registration rights agreement (each, a “Registration Rights Agreement”) that we entered into when the applicable Restricted Notes were issued in reliance upon exemptions from registration under the Securities Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on           , 2026. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer — Terms of the Exchange Offer.”

Registration Rights Agreement	In connection with the private placement of the 5.450% Restricted Notes, we entered into a Registration Rights Agreement with BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as the representatives of each of the several initial purchasers of the 5.450% Restricted Notes.

In connection with the private placement of the 4.850% Restricted Notes, we entered into a Registration Rights Agreement with BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as the representatives of each of the several initial purchasers of the 4.850% Restricted Notes.

In connection with the private placement of the 5.800% Restricted Notes, we entered into a Registration Rights Agreement with BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as the representatives of each of the several initial purchasers of the 5.800% Restricted Notes.

In connection with the private placement of the 5.150% Restricted Notes, we entered into a Registration Rights Agreement with BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as the representatives of each of the several initial purchasers of the 5.150% Restricted Notes.

In connection with the private placement of the 5.550% Restricted Notes, we entered into a Registration Rights Agreement with BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as the representatives of each of the several initial purchasers of the 5.550% Restricted Notes.

Under each Registration Rights Agreement, we agreed, for the benefit of the holders of the applicable series of Restricted Notes, at our own expense, to use commercially reasonable efforts to:

●	file a registration statement (the “Exchange Offer Registration Statement”) with the SEC with respect to a registered exchange offer to exchange such Restricted Notes for new Exchange Notes registered under the Securities Act with terms substantially identical to those of the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

●	cause the Exchange Offer Registration Statement to become or be declared effective by the SEC under the Securities Act; and

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● consummate the exchange offer on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective but in no event later than 365 days after the date of the applicable Registration Rights Agreement.

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the Registration Rights Agreements.

Once the Exchange Offer Registration Statement has become or been declared effective, we agreed to offer the Exchange Notes in exchange for surrender of the Restricted Notes. We agreed that the exchange offer will be kept open for at least 20 business days (or longer if required by applicable law) after the date that notice of the exchange offer is mailed to holders of the Restricted Notes. If we fail to meet certain conditions described in the applicable Registration Rights Agreement (“Registration Default”), then the interest rate borne by the impacted series of Restricted Notes will be increased by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum as set forth in the applicable Registration Rights Agreement (the “Additional Interest”). Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.

If (i) we are not required to file an Exchange Offer Registration Statement or to consummate the exchange offer because the exchange offer is not permitted by applicable law or the SEC, (ii) for any reason the exchange offer is not consummated before 365 days after the date of the applicable Registration Rights Agreement or (iii) in certain circumstances, certain holders of an impacted series of Restricted Notes so request, then in each case we will, at our sole expense, (a) as soon as practicable (but in no event later than 60 days after so determined or requested in accordance with the above), file with the SEC a registration statement (a “resale registration statement”), covering resales of such Restricted Notes, (b) use our commercially reasonable efforts to cause the resale registration statement to become or be declared effective by the SEC under the Securities Act at the earliest possible time (but in no event later than 120 days (or, if such day is not a business day, the next business day) after so determined or requested to file such resale registration statement in accordance with the above), and (c) use our commercially reasonable efforts to keep effective the resale registration statement until the earlier of one year after the effective date of the resale registration statement or such time as all of the Restricted Notes have been sold thereunder. Under certain circumstances, we may suspend the availability of the resale registration statement for certain periods of time.

A copy of each Registration Rights Agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer — Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the Securities Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1) you are not an “affiliate” (as defined in Rule 144 under the Securities Act and as such term is interpreted by the SEC) of us;

(2) you are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Notes;

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(3) you are acquiring the Exchange Notes in your ordinary course of business;

(5) you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6) you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988) (the “Exxon No-Action Letter”), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) (the “Morgan Stanley No-Action Letter”) and Shearman & Sterling, SEC no-action letter (July 2, 1993) (the “Sherman & Sterling No-Action Letter” and, together with the Exxon No-Action Letter and Morgan Stanley No-Action Letter, the “No-Action Letters”). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

● you cannot rely on the applicable interpretations of the staff of the SEC;

● you may not participate in the exchange offer; and

● you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making activities or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date

The exchange offer will expire at 5:00 p.m., New York City time, on           , 2026, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer — Conditions.”
Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities without interest coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.
Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer — Procedures for Tendering Restricted Notes.”

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Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer — Procedures for Tendering Restricted Notes.”
Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “— Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer; subject to such Restricted Notes being tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer — Terms of the Exchange Offer.”
Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer — Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.
Exchange Agent	U.S. Bank Trust Company, National Association is serving as the exchange agent in connection with the exchange offer.
Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:
	●	you will retain Restricted Notes that are not registered under the Securities Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;
	●	you will not have any further rights under the applicable Registration Rights Agreement and you will not be able, except in very limited instances, to require us to register your Restricted Notes under the Securities Act and will not be entitled to any Additional Interest as provided in the applicable Registration Rights Agreement with respect to any Registration Default;
	●	you will not be able to resell or transfer your Restricted Notes unless they are registered under the Securities Act or unless you resell or transfer them pursuant to an exemption from registration under the Securities Act; and
	●	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.
Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer is not expected to constitute a taxable exchange for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Considerations.”

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Summary of the Terms of the Exchange Notes

This prospectus sets forth certain terms of the Exchange Notes that we are offering pursuant to this prospectus. This section outlines the specific legal and financial terms of the Exchange Notes. You should read this section together with the more general description of the Exchange Notes under the heading “Description of the Exchange Notes” in this prospectus before investing in the Exchange Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the Base Indenture (as defined below) and the applicable Supplemental Indenture (as defined below) governing the Exchange Notes (collectively, as amended from time to time, the “Indenture”).

Issuer	Ares Strategic Income Fund

Title of the Securities	5.450% Notes due 2028.

4.850% Notes due 2029.

5.800% Notes due 2030.

5.150% Notes due 2031.

5.550% Notes due 2031.

Initial Aggregate Principal Amount Being Offered	$600,000,000 aggregate principal amount of 5.450% Exchange Notes due 2028.

$600,000,000 aggregate principal amount of 4.850% Exchange Notes due 2029.

$500,000,000 aggregate principal amount of 5.800% Exchange Notes due 2030.

$500,000,000 aggregate principal amount of 5.150% Exchange Notes due 2031.

$700,000,000 aggregate principal amount of 5.550% Exchange Notes due 2031.

Interest Rate	5.450% interest on the 5.450% Exchange Notes will accrue from the most recent date on which interest has been paid or duly provided for.

4.850% interest on the 4.850% Exchange Notes will accrue from the most recent date on which interest has been paid or duly provided for.

5.800% interest on the 5.800% Exchange Notes will accrue from the most recent date on which interest has been paid or duly provided for.

5.150% interest on the 5.150% Exchange Notes will accrue from the most recent date on which interest has been paid or duly provided for.

5.550% interest on the 5.550% Exchange Notes will accrue from the most recent date on which interest has been paid or duly provided for.

Maturity Date	The 5.450% Exchange Notes will mature on September 9, 2028.

The 4.850% Exchange Notes will mature on January 15, 2029.

The 5.800% Exchange Notes will mature on September 9, 2030.

The 5.150% Exchange Notes will mature on January 15, 2031.

The 5.550% Exchange Notes will mature on April 15, 2031.

Interest Payment Dates	The interest payment dates for the 5.450% Exchange Notes will be March 9 and September 9 of each year.

The interest payment dates for the 4.850% Exchange Notes will be January 15 and July 15 of each year.

The interest payment dates for the 5.800% Exchange Notes will be March 9 and September 9 of each year.

The interest payment dates for the 5.150% Exchange Notes will be January 15 and July 15 of each year.

The interest payment dates for the 5.550% Exchange Notes will be April 15 and October 15 of each year.

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Ranking	The Exchange Notes will be our general unsecured obligations that rank:

	●	senior in right of payment to all of our future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes;

	●	pari passu, or equally, in right of payment with all of our existing and future senior indebtedness that is not so subordinated, or junior;

	●	effectively subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and

	●	structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of December 31, 2025, our total consolidated indebtedness was approximately $11.2 billion aggregate principal amount outstanding, of which approximately $2.5 billion was our direct secured indebtedness, approximately $3.3 billion was indebtedness of our consolidated subsidiaries and approximately $5.4 billion was our direct unsecured indebtedness.

Subsequent to December 31, 2025, on January 29, 2026, we issued $700 million of our 5.550% Restricted Notes.

None of our current indebtedness will be subordinated to the Notes. Our capitalization will not change as a result of issuing the Exchange Notes.

Denominations	We will issue the Exchange Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption	5.450% Notes:

Prior to August 9, 2028 (one month prior to the maturity date of the 5.450% Notes) (the “5.450% Par Call Date”), we may redeem the 5.450% Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 5.450% Notes matured on the 5.450% Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the 5.450% Treasury Rate (as defined below) plus 30 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 5.450% Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the 5.450% Par Call Date, we may redeem the 5.450% Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 5.450% Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

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4.850% Notes:

Prior to December 15, 2028 (one month prior to the maturity date of the 4.850% Notes) (the “4.850% Par Call Date”), we may redeem the 4.850% Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 4.850% Notes matured on the 4.850% Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the 4.850% Treasury Rate (as defined below) plus 25 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 4.850% Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the 4.850% Par Call Date, we may redeem the 4.850% Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 4.850% Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

5.800% Notes:

Prior to August 9, 2030 (one month prior to the maturity date of the 5.800% Notes) (the “5.800% Par Call Date”), we may redeem the 5.800% Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 5.800% Notes matured on the 5.800% Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the 5.800% Treasury Rate (as defined below) plus 35 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 5.800% Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the 5.800% Par Call Date, we may redeem the 5.800% Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 5.800% Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

5.150% Notes:

Prior to December 15, 2030 (one month prior to the maturity date of the 5.150% Notes) (the “5.150% Par Call Date”), we may redeem the 5.150% Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 5.150% Notes matured on the 5.150% Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the 5.150% Treasury Rate (as defined below) plus 30 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 5.150% Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the 5.150% Par Call Date, we may redeem the 5.150% Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 5.150% Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

5.550% Notes:

Prior to March 15, 2031 (one month prior to the maturity date of the 5.550% Notes) (the “5.550% Par Call Date”), we may redeem the 5.550% Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 5.550% Notes matured on the 5.550% Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the 5.550% Treasury Rate (as defined below) plus 30 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 5.550% Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the 5.550% Par Call Date, we may redeem the 5.550% Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 5.550% Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

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Sinking Fund	The Exchange Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.
Offer to Purchase upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event (as described under “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event”) occurs prior to maturity, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event.”
Legal Defeasance	The Exchange Notes are subject to legal defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Exchange Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, premium, if any, and any other payments, including any mandatory sinking fund payments, on the Exchange Notes on their various due dates and (ii) delivering to the Trustee (as defined below) an opinion of counsel as described herein under “Description of the Exchange Notes — Satisfaction and Discharge; Defeasance,” we can legally release ourselves from all payment and other obligations on the Exchange Notes.
Covenant Defeasance	The Exchange Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Exchange Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, premium, if any, and any other payments, including any mandatory sinking fund payments, on the Exchange Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described herein under “Description of the Exchange Notes — Satisfaction and Discharge; Defeasance,” we will be released from some of the restrictive covenants in the Indenture.
Form of Notes	The Exchange Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Exchange Notes. Beneficial interests in the Exchange Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Exchange Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank Trust Company, National Association
Events of Default	If an event of default (as described under “Description of the Exchange Notes”) on the Exchange Notes occurs, the principal amount of the Exchange Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

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Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.
No Established Trading Market	The Exchange Notes are new issues of securities with no established trading market. The Restricted Notes are not and the Exchange Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Accordingly, we cannot assure you that a trading market for the Exchange Notes will develop or be maintained.
Governing Law	The Indenture is, and the Exchange Notes will be governed by and construed in accordance with the laws of the State of New York.
Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

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RISK FACTORS

Investing in the Exchange Notes involves substantial risks. You should carefully consider the following risks in addition to the risk factors incorporated by reference herein from our 2025 Annual Report and the other information contained in or incorporated by reference into this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in the Exchange Notes. The occurrence of any of these risks could materially and adversely affect our business, prospects, financial condition, results of operations and cash flow and might cause you to lose all or part of your investment in the Exchange Notes. The risks described in these documents are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected.

Risks Related to the Exchange Notes

The Exchange Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Exchange Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated, or junior, to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. The Exchange Notes will be our direct senior unsecured obligations and rank pari passu, or equally, with all outstanding and future unsecured unsubordinated indebtedness issued by us (including the Restricted Notes). In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of December 31, 2025, we had approximately $2.5 billion aggregate principal amount of outstanding indebtedness under our senior secured credit agreement with JPMorgan Chase Bank, N.A. who serves as administrative agent and the lenders party thereto (as amended and restated, the “Revolving Credit Facility”). The Revolving Credit Facility is secured by a material portion of our assets (excluding, among other things, investments held in and by certain of our subsidiaries that secure other credit facilities or debt securitizations as described below). In addition, as of December 31, 2025, certain of our subsidiaries had approximately $3.3 billion in aggregate principal amount of secured indebtedness outstanding, as described below. The indebtedness under the Revolving Credit Facility, as well as the secured indebtedness of our subsidiaries, is therefore effectively senior to the Exchange Notes to the extent of the value of the assets that secure such indebtedness.

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The Exchange Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are our exclusive obligations and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. A significant portion of the indebtedness required to be consolidated on our balance sheet is held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. For example, we and our wholly owned consolidated subsidiary, ASIF Funding I, LLC (“ASIF Funding I”), are party to a revolving funding facility with Société Générale and each of the other parties thereto (the “SG Funding Facility”), we and our wholly owned consolidated subsidiary, ASIF Funding II, LLC (“ASIF Funding II”), are party to a revolving funding facility with the Bank of Nova Scotia and each of the other parties thereto (the “SB Funding Facility”) and we and our wholly owned consolidated subsidiary, ASIF Funding III, LLC (“ASIF Funding III”), are party to a revolving funding facility with BNP Paribas and each of the other parties thereto (the “BNP Funding Facility”). Additionally, we have completed term debt securitizations that are also known as CLOs and are on-balance sheet financings incurred by us, which are consolidated by us for financial reporting purposes and subject to our overall asset coverage requirement. We, through our wholly owned consolidated subsidiary, Ares Direct Lending CLO 3 LLC (“ADL CLO 3”) completed an approximately $694 million term debt securitization (the “ADL CLO 3 Debt Securitization”) in November 2024. The notes offered in the ADL CLO 3 Debt Securitization (collectively, the “January 2037 CLO Notes”) were issued by ADL CLO 3 pursuant to the indenture governing the January 2037 CLO Notes, mature on January 20, 2037 and include (i) $476 million of secured notes (the “January 2037 CLO Secured Notes”) and (ii) approximately $218 million of subordinated notes (the “January 2037 CLO Subordinated Notes”), which do not bear interest. We retained all of the January 2037 CLO Subordinated Notes and, as such, the January 2037 CLO Subordinated Notes are eliminated in consolidation. The January 2037 CLO Secured Notes are secured by a diversified portfolio of first lien senior secured loans contributed by us to ADL CLO 3. We, through our wholly owned consolidated subsidiary, Ares Direct Lending CLO 5 LLC (“ADL CLO 5”), completed an approximately $499 million debt securitization (the “ADL CLO 5 Debt Securitization”). The notes offered in the ADL CLO 5 Debt Securitization (collectively, the “April 2038 CLO Notes”) were issued by ADL CLO 5 pursuant to the indenture governing the April 2038 CLO Notes, mature on April 20, 2038 and include (i) $275 million of secured notes (the “April 2038 CLO Secured Notes”) and (ii) approximately $149 million of subordinated notes (the “April 2038 CLO Subordinated Notes”), which do not bear interest. We retained all of the April 2038 CLO Subordinated Notes, and as such, the April 2038 CLO Subordinated Notes are eliminated in consolidation. In addition, in connection with the ADL CLO 5 Debt Securitization, ADL CLO 5 incurred $75 million of Class A-1A Loans that mature on April 20, 2038 (the “April 2038 CLO Secured Loans”). The April 2038 CLO Secured Notes and April 2038 CLO Secured Loans (together, the “April 2038 CLO Debt”) are secured by a diversified portfolio of first lien senior secured loans contributed by us to ADL CLO 5. In addition, we, through our wholly owned consolidated subsidiary, ADL CLO 8, completed an approximately $696 million ADL CLO 8 Debt Securitization in December 2025. The notes offered in the ADL CLO 8 Debt Securitization (collectively, the “January 2039 CLO Notes”) were issued by ADL CLO 8 pursuant to the indenture governing the January 2039 CLO Notes, mature on January 20, 2039 and include (i) $482 million of the January 2039 CLO Secured Notes and (ii) approximately $164 million of the January 2039 CLO Subordinated Notes, which do not bear interest. We retained all of the January 2039 CLO Subordinated Notes, and as such, the January 2039 CLO Subordinated Notes are eliminated in consolidation. In addition, in connection with the ADL CLO 8 Debt Securitization, ADL CLO 8 incurred $50 million of Class A-1A Loans that mature on January 20, 2039 (the “January 2039 CLO Secured Loans”). The January 2039 CLO Secured Notes and January 2039 CLO Secured Loans (together, the “January 2039 CLO Debt”) are secured by a diversified portfolio of first lien senior secured loans contributed by us to ADL CLO 8. The secured indebtedness with respect to the SG Funding Facility, the SB Funding Facility, the BNP Funding Facility, the ADL CLO 3 Debt Securitization, the ADL CLO 5 Debt Securitization and the ADL CLO 8 Debt Securitization is held through our consolidated subsidiaries, ASIF Funding I, ASIF Funding II, ASIF Funding III, ADL CLO 3, ADL CLO 5 and ADL CLO 8, respectively. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Exchange Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Debt Capital Activities” in our 2025 Annual Report, which is incorporated by reference herein.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. As of December 31, 2025, we had approximately $2.5 billion aggregate principal amount of outstanding indebtedness under the Revolving Credit Facility, approximately $613 million aggregate principal amount of outstanding indebtedness under the SG Funding Facility, $400 million aggregate principal amount of outstanding indebtedness under the SB Funding Facility, $900 million aggregate principal amount of outstanding indebtedness under the BNP Funding Facility, $476 million aggregate principal amount outstanding of the January 2037 CLO Secured Notes (excluding the $218 million of January 2037 CLO Subordinated Notes, which are retained by us and, as such, eliminated in consolidation), $350 million aggregate principal amount of outstanding of the April 2038 CLO Debt (excluding the $149 million of April 2038 CLO Subordinated Notes, which are retained by us and, as such, eliminated in consolidation) and $532 million aggregate principal amount outstanding of the January 2039 CLO Debt (excluding the $164 million of January 2039 CLO Subordinated Notes, which are retained by us and, as such, eliminated in consolidation). See “Prospectus Summary—Recent Developments” for more information. All of such indebtedness would be structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

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The Indenture contains limited protection for holders of the Exchange Notes.

The Indenture offers limited protection to holders of the Exchange Notes. The terms of the Indenture do not and the Exchange Notes will not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

●	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act or any successor provisions (giving effect to any exemptive relief granted to us by the SEC);

●	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

●	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

●	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

●	enter into transactions with affiliates;

●	make investments; or

●	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Exchange Notes may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Certain of our current debt instruments include more protections for their holders than the Indenture and the Exchange Notes. See “Risk Factors — Risks Relating to Our Business and Structure —  In addition to regulatory requirements that restrict our ability to raise capital, the Credit Facilities, the Debt Securitizations and the Unsecured Notes contain various covenants that, if not complied with, could accelerate repayment under the Credit Facilities, the Debt Securitizations and the Unsecured Notes, thereby materially and adversely affecting our liquidity, financial condition and results of operations” in our 2025 Annual Report, which is incorporated by reference herein. In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

Upon the occurrence of a Change of Control Repurchase Event, as defined in the Indenture, as supplemented, subject to certain conditions, we will be required to offer to repurchase all outstanding Exchange Notes (and any remaining Restricted Notes) at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Exchange Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Exchange Notes tendered. The terms of our Revolving Credit Facility, SG Funding Facility, SB Funding Facility and BNP Funding Facility (collectively, the “Credit Facilities”) provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Credit Facilities at that time and to terminate the Credit Facilities. Our future debt instruments also may contain similar restrictions and provisions. If the holders of the Exchange Notes (and any remaining Restricted Notes) exercise their right to require us to repurchase all the (Exchange) Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Exchange Notes and/or our other debt. See “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event.”

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If an active trading market does not develop for the Exchange Notes, you may not be able to resell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from the price investors paid for their Restricted Notes depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. We cannot assure you that a liquid trading market will develop for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

Any downgrade or withdrawal of the rating assigned by a rating agency to the Exchange Notes may cause their trading price to fall.

If a rating service were to rate the Exchange Notes and if such rating service were to downgrade or withdraw any such rating on the Exchange Notes or otherwise announces its intention to put the Exchange Notes on credit watch, the trading price of the Exchange Notes could decline.

Our credit ratings may not reflect all risks of an investment in the Exchange Notes.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer — Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the Securities Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the Securities Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf. See “The Exchange Offer — Procedures for Tendering Restricted Notes” and “— Consequences of Failure to Exchange.”

Risks Related to Our Business and Structure

Negative publicity relating to the private credit industry could lead to increased repurchase requests from shareholders, adversely affect the valuation of certain investments, harm our or our investment adviser's reputation or adversely affect our borrower or investor relationships and fundraising efforts.

In recent periods there has been increased negative publicity with respect to the private credit industry, including as a result of the private credit industry’s significant exposure to the software and technology sectors. This negative publicity has coincided with increased investor repurchase requests across certain BDCs, registered closed-end funds and other private investment funds pursuing such private credit strategies that conduct periodic repurchase offers. For example, for the first quarter of 2026, repurchase requests from our shareholders totaled 11.6% of Common Shares outstanding as of January 31, 2026, exceeding our 5% repurchase framework. Consistent with our design, we fulfilled repurchase requests for 5% of Common Shares outstanding as of January 31, 2026. Negative publicity, press speculation about us and concerns surrounding the private credit industry generally, whether or not valid, could lead to increased repurchase requests from certain of our shareholders similar to those we experienced in the first quarter of 2026, heighten scrutiny on our and our investment adviser’s business, encourage litigation and regulatory inquiries, harm our or our investment adviser's reputation or adversely affect our borrower or investor relationships and fundraising efforts. If this trend of increased investor repurchase requests persists, funds facing elevated repurchase requests may be required to sell investments to generate liquidity, which could place downward pressure on the market value of certain investments held by those funds. Market dislocations or forced selling by market participants holding similar investments could adversely affect the valuation of comparable investments we hold.

In addition, in recent periods, there has been increased activity by certain activist and other organized groups in opposition to certain investments made by and activities of certain BDCs, registered closed-end funds and other private investment funds. Such groups may contact or otherwise seek to engage with government and regulatory bodies and fund investors, including public pension funds, to criticize or challenge certain investments, which could also lead to negative publicity that could harm our or our investment adviser's reputation or adversely affect our borrower or investor relationships and fundraising efforts.

Market disruptions in sectors supported by private credit, such as the software and technology sectors, could result in a material adverse effect on us and certain of our portfolio companies.

Challenges facing a single, concentrated sector or industry can have far-reaching implications for the broader economy, including the private credit market. For example, recently, there has been growing concern about the private credit industry’s significant exposure to the software and technology sectors. Market analysts, journalists and other stakeholders have increasingly questioned whether the rapidly developing artificial intelligence market, which includes companies focused on the design and manufacture of semiconductors, data center construction and the expansion of power generation, is fueling inflated investment valuations and unsustainable price appreciation. In addition, concerns that artificial intelligence could disrupt software business models have driven a broad market selloff across technology and Software as a Service (SaaS) equities. If these concerns are validated or perceived as credible by the public, a significant global market correction or downturn could occur, which could result in a material adverse effect on us and certain of our portfolio companies.

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THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued (a) $600,000,000 aggregate principal amount of the 5.450% Restricted Notes in a transaction not requiring registration under the Securities Act on June 9, 2025, (b) $500,000,000 aggregate principal amount of the 5.800% Restricted Notes in a transaction not requiring registration under the Securities Act on June 9, 2025, (c) $600,000,000 aggregate principal amount of the 4.850% Restricted Notes in a transaction not requiring registration under the Securities Act on September 15, 2025, (d) $500,000,000 aggregate principal amount of the 5.150% Restricted Notes in a transaction not requiring registration under the Securities Act on September 15, 2025 and (e) $700,000,000 aggregate principal amount of the 5.550% Restricted Notes in a transaction not requiring registration under the Securities Act on January 29, 2026. The 5.450% Restricted Notes were issued, and the 5.450% Exchange Notes will be issued, pursuant to a base indenture dated as of June 5, 2024 (the “Base Indenture”), and a Fifth Supplemental Indenture, dated as of June 9, 2025, to the Base Indenture (the “Fifth Supplemental Indenture”) between us and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The 5.800% Restricted Notes were issued, and the 5.800% Exchange Notes will be issued, pursuant to the Base Indenture and a Sixth Supplemental Indenture, dated as of June 9, 2025, to the Base Indenture (the “Sixth Supplemental Indenture”) between us and the Trustee. The 4.850% Restricted Notes were issued, and the 4.850% Exchange Notes will be issued, pursuant to the Base Indenture and a Seventh Supplemental Indenture, dated as of September 15, 2025, to the Base Indenture (the “Seventh Supplemental Indenture”) between us and the Trustee. The 5.150% Restricted Notes were issued, and the 5.150% Exchange Notes will be issued, pursuant to the Base Indenture and an Eighth Supplemental Indenture, dated as of September 15, 2025, to the Base Indenture (the “Eighth Supplemental Indenture”) between us and the Trustee. The 5.550% Restricted Notes were issued, and the 5.550% Exchange Notes will be issued, pursuant to the Base Indenture and a Ninth Supplemental Indenture, dated as of January 29, 2026, to the Base Indenture (the “Ninth Supplemental Indenture”) between us and the Trustee. As used in this section, all references to the “Indenture” mean the Base Indenture as supplemented by the Supplemental Indentures.

In connection with such issuances, we entered into Registration Rights Agreements, which require that we file the Exchange Offer Registration Statement under the Securities Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of the Exchange Offer Registration Statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under each Registration Rights Agreement, we agreed, for the benefit of the holders of the applicable series of Restricted Notes, at our own expense, to use commercially reasonable efforts to:

●	file the Exchange Offer Registration Statement, with the SEC with respect to a registered exchange offer to exchange such Restricted Notes for new Exchange Notes registered under the Securities Act with terms substantially identical to those of the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

●	cause the Exchange Offer Registration Statement to become or be declared effective by the SEC under the Securities Act; and

●	consummate the exchange offer on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective but in no event later than 365 days after the date of the applicable Registration Rights Agreement.

Once the Exchange Offer Registration Statement has become or been declared effective, we will offer the Exchange Notes in exchange for surrender of the Restricted Notes. The exchange offer will be kept open for at least 20 business days (or longer if required by applicable law) after the date that notice of the exchange offer is mailed to holders of the Restricted Notes. For each Restricted Note surrendered pursuant to the exchange offer, the holder who surrendered such Restricted Note will receive an Exchange Note having a principal amount equal to that of the surrendered Restricted Note. Interest on each Exchange Note will accrue from the last interest payment date on which interest was paid on the Restricted Note surrendered in exchange therefor or, if no interest has been paid on such Restricted Note, from the issue date. See “Description of the Exchange Notes — Interest.”

If (i) we are not required to file the Exchange Offer Registration Statement or to consummate the exchange offer because the exchange offer is not permitted by applicable law or the SEC, (ii) for any reason the exchange offer is not consummated before 365 days after the date of the applicable Registration Rights Agreement or (iii) in certain circumstances, certain holders of an impacted series of Restricted Notes so request, then in each case we will, at our sole expense, (a) as soon as practicable (but in no event later than 60 days after so determined or requested in accordance with the above), file with the SEC a registration statement (a “resale registration statement”), covering resales of such Restricted Notes, (b) use our commercially reasonable efforts to cause the resale registration statement to become or be declared effective by the SEC under the Securities Act at the earliest possible time (but in no event later than 120 days (or, if such day is not a business day, the next business day) after so determined or requested to file such resale registration statement in accordance with the above), and (c) use our commercially reasonable efforts to keep effective the resale registration statement until the earlier of one year after the effective date of the resale registration statement or such time as all of the Restricted Notes have been sold thereunder. Under certain circumstances, we may suspend the availability of the resale registration statement for certain periods of time.

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We will, in the event that a resale registration statement is filed, provide to each holder of the applicable series of Restricted Notes copies of the prospectus that is a part of the resale registration statement, notify each such holder when the resale registration statement for such Restricted Notes has become effective and take certain other actions as are required to permit unrestricted resales of the Restricted Notes. A holder that sells Restricted Notes pursuant to the resale registration statement generally would be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and will be bound by the provisions of the Registration Rights Agreement that are applicable to such a holder (including certain indemnification rights and obligations).

If a Registration Default occurs, then the interest rate borne by the impacted series of Restricted Notes will be increased by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum as set forth in applicable the Registration Rights Agreement (the “Additional Interest”).

Each of the following is a “Registration Default”:

(i)           the exchange offer is not consummated on or prior to 365 days after the date of the applicable Registration Rights Agreement (unless the exchange offer is not permissible under applicable law or SEC policy),

(ii)          if required to be filed, the resale registration statement is not filed by the 60th day after we determine the Exchange Offer is not permitted by applicable law or SEC policy or the 60th day after requested by certain holders of the Restricted Notes or has not become effective on or prior to the 120th day after the shelf filing deadline, or

(iii)         following effectiveness of the Exchange Offer Registration Statement or resale registration statement, such registration statement ceases to remain effective or otherwise usable for its intended purpose without being immediately succeeded by a post-effective amendment that cures such failure and that is itself immediately declared effective.

Following the cure of all Registration Defaults, the accrual of Additional Interest will cease. Upon the occurrence of such Registration Default, we shall deliver to the Trustee an officer’s certificate (upon which the Trustee may rely conclusively) stating (i) the amount of such additional interest that is payable and (ii) the date that such additional interest begins to accrue. Unless and until the Trustee receives such a certificate, the Trustee may assume without inquiry that no such additional interest is payable and the Trustee shall not have any duty to verify our calculations of additional interest. This summary of certain provisions of the Registration Rights Agreements does not purport to be complete and is subject to, and is qualified in its entirety by, the complete provisions of Registration Rights Agreements, copies of which have been filed as a exhibits to the registration statement of which this prospectus is a part.

The Exchange Notes will be issued without a restrictive legend and, except as set forth below, you may resell or otherwise transfer them without compliance without additional registration under the Securities Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including the No-Action Letters, subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the Securities Act. Our belief, however, is based on your representations to us that:

●	you are acquiring the Exchange Notes in the ordinary course of your business;

●	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

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●	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

●	you are not our “affiliate” as that term is defined in Rule 405 under the Securities Act;

●	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

●	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the Securities Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making activities or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer. If you are not eligible to participate in the exchange offer, you can request, within 365 days of the date of the applicable Registration Rights Agreement pursuant to such Registration Rights Agreement, that we file a “shelf” registration statement pursuant to Rule 415 under the Securities Act. If we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective to the extent necessary to ensure that it is available for resales of Registered Notes for a period of at least one year following the effective date of such shelf registration statement. See “— Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

●	you will retain your Restricted Notes that are not registered under the Securities Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

●	you will not be able to require us to register your Restricted Notes under the Securities Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

●	you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the Securities Act or unless you offer to resell or transfer them pursuant to an exemption under the Securities Act; and

●	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

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The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of Additional Interest in the event of a Registration Default. In addition, the Exchange Notes will bear different CUSIP numbers than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same Indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $600,000,000 aggregate principal amount of the 5.450% Restricted Notes, $600,000,000 aggregate principal amount of the 4.850% Restricted Notes, $500,000,000 aggregate principal amount of the 5.800% Restricted Notes, $500,000,000 aggregate principal amount of the 5.150% Restricted Notes and $700,000,000 aggregate principal amount of the 5.550% Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given written notice of our acceptance to U.S. Bank Trust Company, National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “— Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “— Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 5:00 p.m., New York City time, on           ,      , unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

●	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

●	subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “— Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

●	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies. We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

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Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificate-less depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes — Book-Entry, Settlement and Clearance.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer- generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “— Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

●	you invalidly tender your Restricted Notes;

●	you have not cured any defects or irregularities in your tender; and

●	we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:

●	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

●	terminate the exchange offer; and

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●	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise. The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 5:00 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “— Exchange Agent,” prior to 5:00 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

●	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

●	specify the principal amount of Restricted Notes to be withdrawn;

●	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

●	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “— Procedures for Tendering Restricted Notes” above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.

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No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the related Registration Rights Agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

●	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

●	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any validly tendered Restricted Notes, and no Exchange Notes will be issued in exchange for any validly tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank Trust Company, National Association, as Exchange Agent

By Registered or Certified Mail: U.S. Bank Trust Company, National Association c/o 111 Fillmore Ave E. St. Paul, MN 55107 Attn: Specialized Finance	By Regular Mail or Overnight Courier: U.S. Bank Trust Company, National Association c/o 111 Fillmore Ave E. St. Paul, MN 55107 Attn: Specialized Finance	In Person by Hand Only: U.S. Bank Trust Company, National Association c/o 111 Fillmore Ave E. St. Paul, MN 55107 Attn: Specialized Finance

For Information or Confirmation by Telephone or Email: Brandon J Bonfig Vice President | Client Manager Phone: 651-466-6619 Email: brandon.bonfig@usbank.com

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

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The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately             , which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Fund pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”). The unamortized debt issuance costs are reflected in the carrying value of the Notes as presented in the Consolidated Statements of Assets and Liabilities. Debt issuance costs are amortized through the life of the Notes and recorded as interest expense in the current period.

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DESCRIPTION OF THE EXCHANGE NOTES

We issued the 5.450% Restricted Notes, and will issue the 5.450% Exchange Notes, under the Base Indenture and the Fifth Supplemental Indenture. We issued the 5.800% Restricted Notes, and will issue the 5.800% Exchange Notes, under the Base Indenture and the Sixth Supplemental Indenture. We issued the 4.850% Restricted Notes, and will issue the 4.850% Exchange Notes, under the Base Indenture and the Seventh Supplemental Indenture. We issued the 5.150% Restricted Notes, and will issue the 5.150% Exchange Notes, under the Base Indenture and the Eighth Supplemental Indenture. We issued the 5.550% Restricted Notes, and will issue the 5.550% Exchange Notes, under the Base Indenture and the Ninth Supplemental Indenture. Under the Base Indenture, we may issue debt securities in one or more series. As used in this section, all references to the “Indenture” mean the Base Indenture as supplemented by the Supplemental Indentures. The 5.450% Exchange Notes and the 5.450% Restricted Notes that remain outstanding after the exchange offer, the 5.800% Exchange Notes and the 5.800% Restricted Notes that remain outstanding after the exchange offer, the 4.850% Exchange Notes and the 4.850% Restricted Notes that remain outstanding after the exchange offer, the 5.150% Exchange Notes and the 5.150% Restricted Notes that remain outstanding after the exchange offer and the 5.550% Exchange Notes and the 5.550% Restricted Notes that remain outstanding after the exchange offer will each be a single series under the Indenture, respectively. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.” The terms of the Notes include those expressly set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, or the TIA.

The following description is a summary of the material provisions of the Notes and the Indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the Indenture, including the definitions of certain terms used in the Indenture. We urge you to read these documents, copies of which are filed as exhibits to the registration statement of which this prospectus forms a part, because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “we,” “our” and “us” refer only to Ares Strategic Income Fund and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by Ares Strategic Income Fund in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of Ares Strategic Income Fund and its subsidiaries.

General

●	The Restricted Notes are, and the Exchange Notes will be our general unsecured, senior obligations.

●

The 5.450% Restricted Notes were initially issued in an aggregate principal amount of $600,000,000; the 4.850% Restricted Notes were initially issued in an aggregate principal amount of $600,000,000; the 5.800% Restricted Notes were initially issued in an aggregate principal amount of $500,000,000; the 5.150% Restricted Notes were initially issued in an aggregate principal amount of $500,000,000; and the 5.550% Restricted Notes were initially issued in an aggregate principal amount of $700,000,000.

●

The 5.450% Notes will mature on September 9, 2028; the 4.850% Notes will mature on January 15, 2029; the 5.800% Notes will mature on September 9, 2030; the 5.150% Notes will mature on January 15, 2031; and the 5.550% Notes will mature on April 15, 2031, in each case unless earlier redeemed or repurchased, as discussed below.

●	The 5.450% Restricted Notes bear cash interest from June 9, 2025 at an annual rate of 5.450% payable semi-annually on March 9 and September 9 of each year.

●	The 5.450% Exchange Notes will bear cash interest from the most recent date on which interest on the 5.450% Restricted Notes has been paid or duly provided for at an annual rate of 5.450% payable semi-annually on March 9 and September 9 of each year.

●	The 4.850% Restricted Notes bear cash interest from September 15, 2025 at an annual rate of 4.850% payable semi-annually on January 15 and July 15 of each year.

●	The 4.850% Exchange Notes will bear cash interest from the most recent date on which interest on the 4.850% Restricted Notes has been paid or duly provided for at an annual rate of 4.850% payable semi-annually on January 15 and July 15 of each year.

●	The 5.800% Restricted Notes bear cash interest from June 9, 2025 at an annual rate of 5.800% payable semi-annually on March 9 and September 9 of each year.

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●	The 5.800% Exchange Notes will bear cash interest from the most recent date on which interest on the 5.800% Restricted Notes has been paid or duly provided for at an annual rate of 5.800% payable semi-annually on March 9 and September 9 of each year.

●	The 5.150% Restricted Notes bear cash interest from September 15, 2025 at an annual rate of 5.150% payable semi-annually on January 15 and July 15 of each year.

●

The 5.150% Exchange Notes will bear cash interest from the most recent date on which interest on the 5.150% Restricted Notes has been paid or duly provided for at an annual rate of 5.150% payable semi-annually on January 15 and July 15 of each year.

●	The 5.550% Restricted Notes bear cash interest from January 29, 2026 at an annual rate of 5.550% payable semi-annually on April 15 and October 15 of each year.

●	The 5.550% Exchange Notes will bear cash interest from the most recent date on which interest on the 5.550% Restricted Notes has been paid or duly provided for at an annual rate of 5.550% payable semi-annually on April 15 and October 15 of each year.

●	The Restricted Notes were, and the Exchange Notes will be, subject to redemption at our option as described under “— Optional Redemption.”

●	The Restricted Notes are, and the Exchange Notes will be, subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under “— Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase.

●	The Restricted Notes are, and the Exchange Notes will be, issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

●	The Restricted Notes are, and the Exchange Notes will be, represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “— Book-Entry, Settlement and Clearance.”

We issued the 5.450% Restricted Notes, the 4.850% Restricted Notes, the 5.800% Restricted Notes, the 5.150% Restricted Notes and the 5.550% Restricted Notes in aggregate principal amounts of $600,000,000, $600,000,000, $500,000,000, $500,000,000 and $700,000,000, respectively, in transactions not requiring registration under the Securities Act on June 9, 2025 with respect to the 5.450% Restricted Notes, on September 15, 2025 with respect to the 4.850% Restricted Notes, on June 9, 2025 with respect to the 5.800% Restricted Notes, on September 15, 2025 with respect to the 5.150% Restricted Notes and on January 29, 2026, with respect to the 5.550% Restricted Notes. The Indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the Indenture or otherwise. The Indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “— Offer to Repurchase Upon a Change of Control Repurchase Event” and “— Merger, Consolidation or Sale of Assets” below, the Indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders. We may, without the consent of the holders, issue additional Notes of each series under the Indenture with the same terms (except for the issue date, public offering price and, if applicable, the initial interest payment date) and with the same CUSIP numbers as the applicable series of Notes in an unlimited aggregate principal amount; provided that such additional Notes must be part of the same issue as the applicable series of Notes for U.S. federal income tax purposes.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal of (and premium, if any) and interest on the Notes will be made at the corporate trust office of the Trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by (i) check mailed to the address of the person entitled thereto as such address shall appear in the security register or (ii) transfer to an account maintained by the holder located in the United States.

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A holder of certificated Notes may transfer or exchange Notes at the office of the registrar in accordance with the Indenture. The registrar and the Trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the Trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the Indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

5.450% Notes

The 5.450% Restricted Notes bear, and the 5.450% Exchange Notes will bear, cash interest at a rate of 5.450% per annum until maturity. Interest on the 5.450% Notes will accrue from the most recent date on which interest has been paid or duly provided for. Interest on the 5.450% Notes will be payable semiannually in arrears on March 9 and September 9 of each year.

No interest will be paid on either the 5.450% Restricted Notes or the 5.450% Exchange Notes at the time of the exchange. The 5.450% Exchange Notes will accrue interest from the most recent date on which interest has been paid or duly provided for on the 5.450% Restricted Notes. Accordingly, the holders of 5.450% Restricted Notes that are accepted for exchange will not receive accrued but unpaid interest on such 5.450% Restricted Notes at the time of exchange. Rather, that interest will be payable on the 5.450% Exchange Notes delivered in exchange for the 5.450% Restricted Notes on the first interest payment date after the expiration of the exchange offer, which is expected to be           ,    .

Interest will be paid to the person in whose name a 5.450% Note is registered at 5:00 p.m. New York City time on March 1 or September 1, as the case may be, immediately preceding the relevant interest payment date. Interest on the 5.450% Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

4.850% Notes

The 4.850% Restricted Notes bear, and the 4.850% Exchange Notes will bear, cash interest at a rate of 4.850% per annum until maturity. Interest on the 4.850% Notes will accrue from the most recent date on which interest has been paid or duly provided for. Interest on the 4.850% Notes will be payable semiannually in arrears on January 15 and July 15 of each year.

No interest will be paid on either the 4.850% Restricted Notes or the 4.850% Exchange Notes at the time of the exchange. The 4.850% Exchange Notes will accrue interest from the most recent date on which interest has been paid or duly provided for on the 4.850% Restricted Notes. Accordingly, the holders of 4.850% Restricted Notes that are accepted for exchange will not receive accrued but unpaid interest on such 4.850% Restricted Notes at the time of exchange. Rather, that interest will be payable on the 4.850% Exchange Notes delivered in exchange for the 4.850% Restricted Notes on the first interest payment date after the expiration of the exchange offer, which is expected to be            ,     .

Interest will be paid to the person in whose name a 4.850% Note is registered at 5:00 p.m. New York City time on January 1 or July 1, as the case may be, immediately preceding the relevant interest payment date. Interest on the 4.850% Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

5.800% Notes

The 5.800% Restricted Notes bear, and the 5.800% Exchange Notes will bear, cash interest at a rate of 5.800% per annum until maturity. Interest on the 5.800% Notes will accrue from the most recent date on which interest has been paid or duly provided for. Interest on the 5.800% Notes will be payable semiannually in arrears on March 9 and September 9 of each year.

No interest will be paid on either the 5.800% Restricted Notes or the 5.800% Exchange Notes at the time of the exchange. The 5.800% Exchange Notes will accrue interest from the most recent date on which interest has been paid or duly provided for on the 5.800% Restricted Notes. Accordingly, the holders of 5.800% Restricted Notes that are accepted for exchange will not receive accrued but unpaid interest on such 5.800% Restricted Notes at the time of exchange. Rather, that interest will be payable on the 5.800% Exchange Notes delivered in exchange for the 5.800% Restricted Notes on the first interest payment date after the expiration of the exchange offer, which is expected to be           ,     .

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Interest will be paid to the person in whose name a 5.800% Note is registered at 5:00 p.m. New York City time on March 1 or September 1, as the case may be, immediately preceding the relevant interest payment date. Interest on the 5.800% Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

5.150% Notes

The 5.150% Restricted Notes bear, and the 5.150% Exchange Notes will bear, cash interest at a rate of 5.150% per annum until maturity. Interest on the 5.150% Notes will accrue from the most recent date on which interest has been paid or duly provided for. Interest on the 5.150% Notes will be payable semiannually in arrears on January 15 and July 15 of each year.

No interest will be paid on either the 5.150% Restricted Notes or the 5.150% Exchange Notes at the time of the exchange. The 5.150% Exchange Notes will accrue interest from the most recent date on which interest has been paid or duly provided for on the 5.150% Restricted Notes. Accordingly, the holders of 5.150% Restricted Notes that are accepted for exchange will not receive accrued but unpaid interest on such 5.150% Restricted Notes at the time of exchange. Rather, that interest will be payable on the 5.150% Exchange Notes delivered in exchange for the 5.150% Restricted Notes on the first interest payment date after the expiration of the exchange offer which is expected to be            ,     .

Interest will be paid to the person in whose name a 5.150% Note is registered at 5:00 p.m. New York City time on January 1 or July 1, as the case may be, immediately preceding the relevant interest payment date. Interest on the 5.150% Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

5.550% Notes

The 5.550% Restricted Notes bear, and the 5.550% Exchange Notes will bear, cash interest at a rate of 5.550% per annum until maturity. Interest on the 5.550% Notes will accrue from the most recent date on which interest has been paid or duly provided for. Interest on the 5.550% Notes will be payable semiannually in arrears on April 15 and October 15 of each year.

No interest will be paid on either the 5.550% Restricted Notes or the 5.550% Exchange Notes at the time of the exchange. The 5.550% Exchange Notes will accrue interest from the most recent date on which interest has been paid or duly provided for on the 5.550% Restricted Notes. Accordingly, the holders of 5.550% Restricted Notes that are accepted for exchange will not receive accrued but unpaid interest on such 5.550% Restricted Notes at the time of exchange. Rather, that interest will be payable on the 5.550% Exchange Notes delivered in exchange for the 5.550% Restricted Notes on the first interest payment date after the expiration of the exchange offer which is expected to be            ,     .

Interest will be paid to the person in whose name a 5.550% Note is registered at 5:00 p.m. New York City time on April 1 and October 1, as the case may be, immediately preceding the relevant interest payment date. Interest on the 5.550% Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office is located are authorized or obligated by law, regulation or executive order to remain closed.

Ranking

The Restricted Notes are, and the Exchange Notes will be, our general unsecured obligations that rank senior in right of payment to all of our future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes. The Restricted Notes rank, and the Exchange Notes will rank, pari passu, or equally, in right of payment with all of our existing and future liabilities that are not so subordinated, or junior. The Restricted Notes effectively rank, and the Exchange Notes will effectively rank, subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The Restricted Notes rank, and the Exchange Notes will rank, structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. There may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

As of December 31, 2025, our total consolidated indebtedness was approximately $11.2 billion aggregate principal amount outstanding, of which approximately $2.5 billion was our direct secured indebtedness, approximately $3.3 billion was indebtedness of our consolidated subsidiaries and approximately $5.4 billion was our direct unsecured indebtedness.

Subsequent to December 31, 2025, on January 29, 2026, we issued $700 million of our 5.550% Restricted Notes.

None of our current indebtedness will be subordinated to the Notes. Our capitalization will not change as a result of issuing the Exchange Notes.

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Optional Redemption

5.450% Notes

Prior to August 9, 2028 (one month prior to the maturity date of the 5.450% Notes), we may redeem the 5.450% Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)            (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 5.450% Notes matured on the 5.450% Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the 5.450% Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and

(2)            100% of the principal amount of the 5.450% Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the 5.450% Par Call Date, we may redeem the 5.450% Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 5.450% Note being redeemed plus accrued and unpaid interest thereon to the redemption date.

“5.450% Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The 5.450% Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the 5.450% Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 5.450% Par Call Date (the “5.450% Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the 5.450% Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the 5.450% Remaining Life – and shall interpolate to the 5.450% Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the 5.450% Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the 5.450% Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the 5.450% Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 5.450% Par Call Date, as applicable. If there is no United States Treasury security maturing on the 5.450% Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 5.450% Par Call Date, one with a maturity date preceding the 5.450% Par Call Date and one with a maturity date following the 5.450% Par Call Date, we shall select the United States Treasury security with a maturity date preceding the 5.450% Par Call Date. If there are two or more United States Treasury securities maturing on the 5.450% Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the 5.450% Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

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Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 calendar days but not more than 60 calendar days before the redemption date to each holder of 5.450% Notes to be redeemed.

In the case of a partial redemption, selection of the 5.450% Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 5.450% Notes of a principal amount of $2,000 or less will be redeemed in part. If any 5.450% Note is to be redeemed in part only, the notice of redemption that relates to the 5.450% Note will state the portion of the principal amount of the 5.450% Note to be redeemed. A new 5.450% Note in a principal amount equal to the unredeemed portion of the 5.450% Note will be issued in the name of the holder of the 5.450% Note upon surrender for cancellation of the original 5.450% Note. For so long as the 5.450% Notes are held by DTC (or another depositary), the redemption of the 5.450% Notes shall be done in accordance with the policies and procedures of the depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 5.450% Notes or portions thereof called for redemption.

4.850% Notes

Prior to December 15, 2028 (one month prior to the maturity date of the 4.850% Notes), we may redeem the 4.850% Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)            (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 4.850% Notes matured on the 4.850% Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the 4.850% Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption, and

(2)            100% of the principal amount of the 4.850% Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the 4.850% Par Call Date, we may redeem the 4.850% Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 4.850% Note being redeemed plus accrued and unpaid interest thereon to the redemption date.

“4.850% Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The 4.850% Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as H.15 under the caption H.15 TCM. In determining the 4.850% Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 4.850% Par Call Date (the “4.850% Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the 4.850% Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the 4.850% Remaining Life – and shall interpolate to the 4.850% Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the 4.850% Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the 4.850% Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

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If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the 4.850% Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 4.850% Par Call Date, as applicable. If there is no United States Treasury security maturing on the 4.850% Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 4.850% Par Call Date, one with a maturity date preceding the 4.850% Par Call Date and one with a maturity date following the 4.850% Par Call Date, we shall select the United States Treasury security with a maturity date preceding the 4.850% Par Call Date. If there are two or more United States Treasury securities maturing on the 4.850% Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the 4.850% Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 calendar days but not more than 60 calendar days before the redemption date to each holder of 4.850% Notes to be redeemed.

In the case of a partial redemption, selection of the 4.850% Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 4.850% Notes of a principal amount of $2,000 or less will be redeemed in part. If any 4.850% Note is to be redeemed in part only, the notice of redemption that relates to the 4.850% Note will state the portion of the principal amount of the 4.850% Note to be redeemed. A new 4.850% Note in a principal amount equal to the unredeemed portion of the 4.850% Note will be issued in the name of the holder of the 4.850% Note upon surrender for cancellation of the original 4.850% Note. For so long as the 4.850% Notes are held by DTC (or another depositary), the redemption of the 4.850% Notes shall be done in accordance with the policies and procedures of the depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 4.850% Notes or portions thereof called for redemption.

5.800% Notes

Prior to August 9, 2030 (one month prior to the maturity date of the 5.800% Notes), we may redeem the 5.800% Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)            (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 5.800% Notes matured on the 5.800% Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the 5.800% Treasury Rate plus 35 basis points less (b) interest accrued to the date of redemption, and

(2)            100% of the principal amount of the 5.800% Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the 5.800% Par Call Date, we may redeem the 5.800% Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 5.800% Note being redeemed plus accrued and unpaid interest thereon to the redemption date.

“5.800% Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The 5.800% Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as H.15 under the caption H.15 TCM. In determining the 5.800% Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 5.800% Par Call Date (the “5.800% Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the 5.800% Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the 5.800% Remaining Life – and shall interpolate to the 5.800% Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the 5.800% Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the 5.800% Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the 5.800% Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 5.800% Par Call Date, as applicable. If there is no United States Treasury security maturing on the 5.800% Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 5.800% Par Call Date, one with a maturity date preceding the 5.800% Par Call Date and one with a maturity date following the 5.800% Par Call Date, we shall select the United States Treasury security with a maturity date preceding the 5.800% Par Call Date. If there are two or more United States Treasury securities maturing on the 5.800% Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the 5.800% Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 calendar days but not more than 60 calendar days before the redemption date to each holder of 5.800% Notes to be redeemed.

In the case of a partial redemption, selection of the 5.800% Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 5.800% Notes of a principal amount of $2,000 or less will be redeemed in part. If any 5.800% Note is to be redeemed in part only, the notice of redemption that relates to the 5.800% Note will state the portion of the principal amount of the 5.800% Note to be redeemed. A new 5.800% Note in a principal amount equal to the unredeemed portion of the 5.800% Note will be issued in the name of the holder of the 5.800% Note upon surrender for cancellation of the original 5.800% Note. For so long as the 5.800% Notes are held by DTC (or another depositary), the redemption of the 5.800% Notes shall be done in accordance with the policies and procedures of the depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 5.800% Notes or portions thereof called for redemption.

5.150% Notes

Prior to December 15, 2030 (one month prior to the maturity date of the 5.150% Notes), we may redeem the 5.150% Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)            (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 5.150% Notes matured on the 5.150% Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the 5.150% Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and

(2)            100% of the principal amount of the 5.150% Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the 5.150% Par Call Date, we may redeem the 5.150% Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 5.150% Note being redeemed plus accrued and unpaid interest thereon to the redemption date.

“5.150% Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The 5.150% Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as H.15 under the caption H.15 TCM. In determining the 5.150% Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 5.150% Par Call Date (the “5.150% Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the 5.150% Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the 5.150% Remaining Life – and shall interpolate to the 5.150% Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the 5.150% Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the 5.150% Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the 5.150% Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 5.150% Par Call Date, as applicable. If there is no United States Treasury security maturing on the 5.150% Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 5.150% Par Call Date, one with a maturity date preceding the 5.150% Par Call Date and one with a maturity date following the 5.150% Par Call Date, we shall select the United States Treasury security with a maturity date preceding the 5.150% Par Call Date. If there are two or more United States Treasury securities maturing on the 5.150% Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the 5.150% Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 calendar days but not more than 60 calendar days before the redemption date to each holder of 5.150% Notes to be redeemed.

In the case of a partial redemption, selection of the 5.150% Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 5.150% Notes of a principal amount of $2,000 or less will be redeemed in part. If any 5.150% Note is to be redeemed in part only, the notice of redemption that relates to the 5.150% Note will state the portion of the principal amount of the 5.150% Note to be redeemed. A new 5.150% Note in a principal amount equal to the unredeemed portion of the 5.150% Note will be issued in the name of the holder of the 5.150% Note upon surrender for cancellation of the original 5.150% Note. For so long as the 5.150% Notes are held by DTC (or another depositary), the redemption of the 5.150% Notes shall be done in accordance with the policies and procedures of the depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 5.150% Notes or portions thereof called for redemption.

5.550% Notes

Prior to March 15, 2031 (one month prior to the maturity date of the 5.550% Notes), we may redeem the 5.550% Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)            (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 5.550% Notes matured on the 5.550% Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the 5.550% Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and

(2)            100% of the principal amount of the 5.550% Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the 5.550% Par Call Date, we may redeem the 5.550% Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 5.550% Note being redeemed plus accrued and unpaid interest thereon to the redemption date.

“5.550% Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The 5.550% Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as H.15 under the caption H.15 TCM. In determining the 5.550% Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 5.550% Par Call Date (the “5.550% Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the 5.150% Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the 5.550% Remaining Life – and shall interpolate to the 5.550% Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the 5.550% Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the 5.550% Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the 5.550% Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 5.550% Par Call Date, as applicable. If there is no United States Treasury security maturing on the 5.550% Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 5.550% Par Call Date, one with a maturity date preceding the 5.550% Par Call Date and one with a maturity date following the 5.550% Par Call Date, we shall select the United States Treasury security with a maturity date preceding the 5.550% Par Call Date. If there are two or more United States Treasury securities maturing on the 5.550% Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the 5.550% Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 calendar days but not more than 60 calendar days before the redemption date to each holder of 5.550% Notes to be redeemed.

In the case of a partial redemption, selection of the 5.550% Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 5.550% Notes of a principal amount of $2,000 or less will be redeemed in part. If any 5.550% Note is to be redeemed in part only, the notice of redemption that relates to the 5.550% Note will state the portion of the principal amount of the 5.550% Note to be redeemed. A new 5.550% Note in a principal amount equal to the unredeemed portion of the 5.550% Note will be issued in the name of the holder of the 5.550% Note upon surrender for cancellation of the original 5.550% Note. For so long as the 5.550% Notes are held by DTC (or another depositary), the redemption of the 5.550% Notes shall be done in accordance with the policies and procedures of the depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 5.550% Notes or portions thereof called for redemption.

In the case of any Note, any notice of redemption may, in our discretion, be given subject to the satisfaction of one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in us or another entity). In that case, such notice of redemption shall describe each such condition, and, if applicable, shall state that, in our discretion, (i) the redemption date may be delayed until such time (including by more than 60 calendar days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied, or (ii) such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by us by the relevant redemption date, or by the redemption date as so delayed.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest and additional interest, if any, on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the Investment Company Act, we will, to the extent lawful:

(1)            accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)            deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)            deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of our Credit Facilities provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Credit Facilities at that time and to terminate the Credit Facilities. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Debt Capital Activities” in our 2025 Annual Report, which is incorporated by reference herein, for a general discussion of our indebtedness. Our future debt instruments may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our other debt. See “Risk Factors — We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.”

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event for the 5.450% Notes” means the 5.450% Notes are downgraded below Investment Grade by all three Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the 5.450% Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event for the 5.450% Notes otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for the 5.450% Notes for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event for the 5.450% Notes).

“Below Investment Grade Rating Event for the 4.850% Notes” means the 4.850% Notes are downgraded below Investment Grade by all three Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the 4.850% Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event for the 4.850% Notes otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for the 4.850% Notes for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event for the 4.850% Notes).

“Below Investment Grade Rating Event for the 5.800% Notes” means the 5.800% Notes are downgraded below Investment Grade by all three Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the 5.800% Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event for the 5.800% Notes otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for the 5.800% Notes for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event for the 5.800% Notes).

“Below Investment Grade Rating Event for the 5.150% Notes” means the 5.150% Notes are downgraded below Investment Grade by all three Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the 5.150% Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event for the 5.150% Notes otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for the 5.150% Notes for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event for the 5.150% Notes).

“Below Investment Grade Rating Event for the 5.550% Notes” means the 5.550% Notes are downgraded below Investment Grade by all three Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the 5.550% Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event for the 5.550% Notes otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for the 5.550% Notes for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event for the 5.550% Notes).

“Change of Control” means the occurrence of any of the following:

(1)            the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Fund and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Fund or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)            the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Fund, measured by voting power rather than number of shares; or

(3)            the approval by the Fund’s shareholders of any plan or proposal relating to the liquidation or dissolution of the Fund.

“Change of Control Repurchase Event” means: (v) for the 5.450% Notes, the occurrence of (i) a Change of Control and/or (ii) a Below Investment Grade Rating Event for the 5.450% Notes; (w) for the 4.850% Notes, the occurrence of a (i) Change of Control and/or (ii) a Below Investment Grade Rating Event for the 4.850% Notes; (x) for the 5.800% Notes, the occurrence of a (i) Change of Control and/or (ii) a Below Investment Grade Rating Event for the 5.800% Notes; (y) for the 5.150% Notes, the occurrence of (i) a Change of Control and/or (ii) a Below Investment Grade Rating Event for the 5.150% Notes; and (z) for the 5.550% Notes, the occurrence of (i) a Change of Control and/or (ii) a Below Investment Grade Rating Event for the 5.550% Notes.

“Controlled Subsidiary” means any subsidiary of Ares Strategic Income Fund, 50% or more of the outstanding equity interests of which are owned by Ares Strategic Income Fund and its direct or indirect subsidiaries and of which the Fund possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Moody’s” means Moody’s Investor Services, Inc., or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) Ares Capital Management LLC or any affiliate of Ares Capital Management LLC that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

“Rating Agency” means:

(1)          each of Fitch, Moody’s and S&P; and

(2)          if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch, Moody’s and/or S&P, as the case may be.

“S&P” means S&P Global Inc. or any successor thereto.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

The covenants in the Base Indenture shall apply to the Notes. Certain of such covenants are described in further detail below:

Merger, Consolidation or Sale of Assets

The Indenture provides that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Fund or its Controlled Subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

●	we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

●	the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and the Registration Rights Agreement to be performed by us;

●	immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

●	we shall deliver, or cause to be delivered, to the Trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders are urged to consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

●	We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act or any successor provisions, as such obligation may be amended or superseded, giving effect to any exemptive relief that may be granted to us by the SEC.

●	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Modification or Waiver

There are three types of changes we can make to the Indenture and any debt securities issued thereunder, including the Notes.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on a Note;

●	reduce any amounts due on a Note;

●	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

●	adversely affect the right to receive payment of the principal of and interest on any Note;

●	change the currency of payment on a Note;

●	impair your right to sue for payment;

●	adversely affect any right to convert or exchange a Note in accordance with its terms;

●	modify the subordination provisions in the Indenture in a manner that is adverse to holders of the Notes;

●	reduce the percentage of holders of Notes whose consent is needed to modify or amend the Indenture;

●	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults;

●	modify any other aspect of the provisions of the Indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

●	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the Indenture and certain other changes that would not adversely affect holders of the outstanding Notes in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the Indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the Indenture and the Notes would require the following approval:

●	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

●	If the change affects more than one series of debt securities issued under the Indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under the Indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in the Indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

●	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

●	For indexed debt securities, we will use the principal face amount of such indexed security at original issuance, unless otherwise provided.

●	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Notes will also not be eligible to vote if they have been fully defeased as described later under “Satisfaction and Discharge; Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding Notes that are entitled to vote or take other action under the Indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding Indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the Indenture or the Notes or request a waiver.

Events of Default

Each of the following is an event of default:

(i)	default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 calendar days;

(ii)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(iii)	default in the deposit of any sinking fund payment, when and as due by the terms of any Notes, and continuance of such default for a period of 5 days;

(iv)	our failure for 60 consecutive calendar days after written notice from the Trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of our other agreements contained in the Notes or Indenture;

(v)	default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with the Fund for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(vi)	pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the Investment Company Act, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the Investment Company Act) of less than 100%; and

(vii)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (7) above) the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the Trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (7) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of not less than a majority in principal amount of the outstanding Notes, by written notice to us and the Trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or Trustee, or for any other remedy under the Indenture, unless:

1.	such holder has previously given written notice to the Trustee of a continuing event of default with respect to the Notes,

2.	the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such event of default;

3.	such holder or holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

4.	the Trustee for 60 calendar days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

5.	no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction and (iii) the Trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the Trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating whether to the knowledge of the signers any default or event of default occurred during the previous year that is continuing.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the Trustee shall transmit notice of such default known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

If a default for a failure to deliver a required notice or certificate in connection with another default under the Indenture (the “Initial Default”) occurs, then at the time such Initial Default is cured, such default for a failure to deliver a required notice or certificate in connection with another default that resulted solely because of that Initial Default will also be cured without any further action and any default or event of default for the failure to deliver any notice or certificate pursuant to any other provision of the Indenture will be deemed to be cured upon the delivery of any such notice or certificate required by such covenant or such notice or certificate, as applicable, even though such delivery is not within the prescribed period specified in the Indenture.

The following provisions from the Base Indenture shall not apply to the Notes: (i) the second to last paragraph of Section 3.05 of the Base Indenture, (ii) the last paragraph in Section 5.01 of the Base Indenture, (iii) the third, fourth, fifth and sixth paragraphs of Section 5.02 of the Base Indenture and (iv) the last sentence of the seventh paragraph of Section 5.02 of the Base Indenture.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the Indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the Trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

In addition, the Restricted Notes are, and the Exchange Notes will be subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture. Defeasance means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due date and (ii) delivering to the Trustee an opinion of counsel stating that (a) we have received from, or there has been published by, the Internal Revenue Service (the “IRS”) a ruling, or (b) since the date of execution of the Indenture, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon, the holders of the Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred, we can legally release ourselves from all payment and other obligations on the Notes. Covenant defeasance means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel to the effect that the holders of the Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred, we will be released from some of the restrictive covenants in the Indenture.

No Personal Liability of Trustees, Officers, Employees and Shareholders

No past, present or future Trustee, officer, employee, incorporator or shareholders of ours, as such, will have any liability for any obligations of ours under the Indenture or the Notes or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting any Note, each holder of the Notes will be deemed to waive and release all such liability, and such waiver and release are part of the consideration for the issuance of the Notes.

Trustee

U.S. Bank Trust Company, National Association, is the trustee, security registrar and paying agent. U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the Trustee and its affiliates.

Governing Law

The Indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Exchange Notes will be initially issued in the form of one or more registered Exchange Notes in global form, without interest coupons (the “Global Notes”).

Upon issuance, each of the Global Notes will be deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

●	upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the applicable DTC participants; and

●	ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time. Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC, Euroclear and Clearstream. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of each settlement system are controlled by that settlement system and may be changed at any time. Neither we nor the Trustee nor the exchange agent are responsible for those operations or procedures.

DTC has advised us that it is:

●	a limited purpose trust company organized under the laws of the State of New York;

●	a “banking organization” within the meaning of the New York State Banking Law;

●	a member of the Federal Reserve System;

●	a “clearing corporation” within the meaning of the New York Uniform Commercial Code; and

●	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

●	will not be entitled to have Notes represented by the Global Note registered in their names;

●	will not receive or be entitled to receive physical, certificated Notes; and

●	will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the Trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds. Transfers between participants in Euroclear or Clearstream will be effected in the ordinary way under the rules and operating procedures of those systems.

Cross-market transfers between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Euroclear or Clearstream cash account as of the business day for Euroclear or Clearstream following the DTC settlement date.

DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the Trustee will have any responsibility for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

●	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

●	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

●	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. These expenses are estimated to be approximately $           in the aggregate, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses. No underwriter is being used in connection with the exchange offer.

FINANCIAL HIGHLIGHTS

The information in “Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 11. Financial Highlights and Senior Securities” of Part II, Item 8 of our 2025 Annual Report is incorporated herein by reference. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2025 Annual Report, incorporated by reference into this prospectus and any documents incorporated by reference in this prospectus.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our 2025 Annual Report is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of our 2025 Annual Report is incorporated herein by reference.

BUSINESS

The information in “Financial Statements and Supplementary Data” in Part II, Item 8, “Business” in Part I, Item 1 and “Legal Proceedings” in Part 1, Item 3 of our 2025 Annual Report is incorporated herein by reference.

FINANCIAL STATEMENTS

The information in “Financial Statements and Supplementary Data” in Part II, Item 8 of our 2025 Annual Report is incorporated herein by reference.

SENIOR SECURITIES

The information in “Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 11. Financial Highlights and Senior Securities” of Part II, Item 8 of our 2025 Annual Report is incorporated herein by reference. The report of KPMG LLP, our independent registered public accounting firm, is included in our 2025 Annual Report and is incorporated herein by reference.

PORTFOLIO COMPANIES

The following table describes each of the businesses included in our portfolio and reflects data as of December 31, 2025. Percentages shown for class of investment securities held by us represent the percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of the class of security we may own assuming we exercise our warrants or options before dilution.

Where we have indicated by footnote the amount of undrawn commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such undrawn commitments are presented net of (i) standby letters of credit treated as drawn commitments because they are issued and outstanding, (ii) commitments substantially at our discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

PORTFOLIO COMPANIES

As of December 31, 2025

(dollar amounts in thousands)

Issuer	Address	Business Description	Investment	Coupon	Reference (1)	Spread	Maturity Date	% of Class Held at 12/31/2025 (2)	Fair Value
1261229 B.C. LTD.	2150 St. Elzéar Boulevard West, Laval, Quebec H7L 4A8, Canada	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	9.97%	SOFR (M)	6.25%	10/2030		65,484.1	(5)
			First lien senior secured notes	10.00%			04/2032		4,346.4	(5)
15484880 Canada Inc. and 15484910 Canada Inc.	700-2828 Boul Laurier, Suite 1300, Quebec, QC G1V 0E2, Canada	Insurance	First lien senior secured revolving loan	7.82%	CORRA (Q)	5.25%	04/2031		370.1	(5)(6)
			First lien senior secured loan	7.82%	CORRA (Q)	5.25%	04/2031		7,992.3	(5)(7)
			Senior subordinated loan	14.00% PIK			04/2035		13,520.1	(5)
			Senior subordinated loan				04/2035		-	(5)(8)
			Class A2 shares					3.83%	12,655.5	(5)
22 HoldCo Limited	Fulham Road, Stamford Bridge, London SW6 1HS, United Kingdom	Sports, Media and Entertainment	Senior subordinated loan	11.47% PIK	SONIA (S)	7.50%	08/2033		26,215.4	(5)
3 Step Sports LLC	300 Brickstone Square, 4th Floor, Andover, MA 01830	Sports, Media and Entertainment	First lien senior secured revolving loan				10/2028		-	(9)
			First lien senior secured loan	10.18%	SOFR (Q)	6.50%	10/2029		20,443.6	(10)
A8 - A (Feeder) L.P.	1 Knightsbridge, London SW1X 7LX, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.44%	718.3	(5)(11)
ABPCI 2017-1	405 Colorado Street, Suite 1500, Austin, TX 78701	Investment Funds and Vehicles	Collaterized loan obligation	11.38%	SOFR (Q)	7.50%	07/2037		980.7	(5)
ABPCI 2019-5A	405 Colorado Street, Suite 1500, Austin, TX 78701	Investment Funds and Vehicles	Collaterized loan obligation	9.63%	SOFR (Q)	5.75%	01/2036		1,106.2	(5)
ABPCI 2022-11	405 Colorado Street, Suite 1500, Austin, TX 78701	Investment Funds and Vehicles	Collaterized loan obligation	10.86%	SOFR (Q)	7.00%	01/2038		6,889.0	(5)
ABPCI 2023-12	405 Colorado Street, Suite 1500, Austin, TX 78701	Investment Funds and Vehicles	Collaterized loan obligation	12.09%	SOFR (Q)	8.25%	07/2037		4,824.1	(5)
ABPCI 2024-17	405 Colorado Street, Suite 1500, Austin, TX 78701	Investment Funds and Vehicles	Collaterized loan obligation	11.85%	SOFR (Q)	8.00%	08/2036		3,022.2	(5)
ABPCI 2025-20A	405 Colorado Street, Suite 1500, Austin, TX 78701	Investment Funds and Vehicles	Collaterized loan obligation	10.09%	SOFR (Q)	6.25%	04/2037		1,443.2	(5)
ABPCI 2025-21	405 Colorado Street, Suite 1500, Austin, TX 78701	Investment Funds and Vehicles	Collaterized loan obligation	11.11%	SOFR (Q)	7.00%	07/2037		11,116.7	(5)
ABPF 2025-2	405 Colorado Street, Suite 1500, Austin, TX 78701	Investment Funds and Vehicles	Collaterized loan obligation	7.85%	SOFR (Q)	3.90%	10/2037		17,021.4	(5)
			Collaterized loan obligation	11.20%	SOFR (Q)	7.25%	10/2037		3,605.4	(5)
Access CIG, LLC	4 1st Avenue, Peabody, MA 01960	Software & Services	First lien senior secured loan	7.72%	SOFR (M)	4.00%	08/2030		20,991.8
Accommodations Plus Technologies LLC	265 Broad Hollow Road, 3rd Floor, Melville, NY 11747	Commercial & Professional Services	First lien senior secured revolving loan				05/2032		-	(12)
			First lien senior secured loan	8.94%	SOFR (Q)	5.25%	05/2032		16,410.6
ACP Avenu Midco LLC	5860 Trinity Parkway, Suite 120, Centreville, VA 20120	Software & Services	First lien senior secured revolving loan				10/2029		-	(13)
			First lien senior secured loan	8.74%	SOFR (Q)	4.75%	10/2029		25,340.3
			First lien senior secured loan				10/2029		-	(14)
ACP Tara Holdings, Inc.	440 US Highway 22, Suite 210, Bridgewater, NJ 08807	Household & Personal Products	First lien senior secured loan	6.97%	SOFR (Q)	3.25%	12/2032		8,607.4
Acrisure, LLC	100 Ottawa Avenue SW, Grand Rapids, MI 49503	Insurance	First lien senior secured loan	6.97%	SOFR (M)	3.25%	06/2032		36,559.7
			First lien senior secured loan	6.72%	SOFR (M)	3.00%	11/2030		18,044.1
Actfy Buyer, Inc.	2180 Sand Hill Road, Suite 300, Menlo Park, CA 94025	Software & Services	First lien senior secured revolving loan				05/2030		-	(15)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	05/2031		31,518.2	(16)
Activate Holdings (US) Corp. and CrossPoint Capital AS SPV, LP	1400-1055 Dunsmuir Street, PO Box 49211, Vancouver, BC V7X 1K8, Canada	Software & Services	First lien senior secured revolving loan				07/2029		-	(5)(17)
			First lien senior secured loan	8.92%	SOFR (Q)	5.25%	07/2030		17,569.5	(5)
			Limited partnership interest					0.02%	136.4	(5)

ADLP LLC	245 Park Avenue, 44th Floor, New York, NY 10167	Investment Funds and Vehicles	Subordinated certificates	13.00%	SOFR (M)	9.00%	10/2035		391,000.0	(4)(5)
Adonis Acquisition Holdings LLC and Adonis Acquisition Holdings Parent LLC	5454 W 150 S, Salt Lake City, UT 84104	Materials	First lien senior secured revolving loan	8.97%	SOFR (Q)	5.00%	08/2028		0.7	(18)
			First lien senior secured loan	9.30% PIK	SOFR (Q)	5.50%	02/2030		1,530.6	(19)
			First lien senior secured loan	11.25% PIK	Base Rate (Q)	4.50%	02/2030		0.5
			Common units					2.44%	691.4
Adonis Bidco Inc.	31 Saint James Avenue, Boston, MA 02116	Software & Services	First lien senior secured revolving loan				11/2031		-	(20)
			First lien senior secured loan	9.42% (3.00% PIK)	SOFR (Q)	5.75%	02/2032		108,923.7
			First lien senior secured loan	9.17%	SOFR (Q)	5.50%	02/2032		5,111.1	(21)
Aduro Advisors, LLC	2420 17th Street, Denver, CO 80202	Financial Services	First lien senior secured revolving loan				07/2030		-	(22)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	07/2030		18,531.1
			First lien senior secured loan				07/2030		-	(23)
Advent International GPE VII-E Limited Partnership	800 Boylston Street, Boston, MA 02199	Investment Funds and Vehicles	Limited partnership interests					0.69%	1,137.4	(5)(24)
Aerin Medical Inc.	2565 Leghorn Street, Mountain View, CA 94043	Health Care Equipment and Services	First lien senior secured loan	10.92% (3.88% PIK)	SOFR (Q)	7.25%	12/2030		16,998.0
			First lien senior secured loan				12/2030		-	(25)
			Series G preferred shares					0.32%	1,089.9
AeriTek Global US Acquisition Inc., AeriTek Global Holdings LLC, and Minus Forty QBD Corp.	1177 Avenue Of The Americas, New York, NY 10036	Capital Goods	First lien senior secured revolving loan	10.34%	SOFR (Q)	6.50%	08/2030		3,454.3	(5)(26)
			First lien senior secured loan	10.32%	SOFR (Q)	6.50%	08/2030		90,977.9	(5)
Agiliti Health, Inc.	6625 W 78th Street, Suite 300, Minneapolis, MN 55439	Health Care Equipment and Services	First lien senior secured loan	6.86%	SOFR (S)	3.00%	05/2030		31,223.9
AI Aqua Merger Sub, Inc.	9399 W Higgins Road, Suite 1100, Rosemont, IL 60018	Capital Goods	First lien senior secured loan	6.86%	SOFR (Q)	3.00%	07/2028		116,339.8	(5)
AI Titan Parent, Inc.	4601 Six Forks Road, Raleigh, NC 27609	Software & Services	First lien senior secured revolving loan				08/2031		-	(27)
			First lien senior secured loan	8.22%	SOFR (M)	4.50%	08/2031		55,641.3	(28)
AIMCO 2024-22	4582 S Ulster Street, Suite 1450, Denver, CO 80237	Investment Funds and Vehicles	Collaterized loan obligation	10.38%	SOFR (Q)	6.50%	04/2037		5,059.3	(5)
AIMCO 2025-23	4582 S Ulster Street, Suite 1450, Denver, CO 80237	Investment Funds and Vehicles	Collaterized loan obligation	14.86%			04/2038		9,015.6	(5)
AIMCO 2025-24	4582 S Ulster Street, Suite 1450, Denver, CO 80237	Investment Funds and Vehicles	Collaterized loan obligation	12.88%			04/2038		6,653.8	(5)
AIMCO 2025-28	4582 S Ulster Street, Suite 1450, Denver, CO 80237	Investment Funds and Vehicles	Collaterized loan obligation	11.50%			01/2039		14,852.9	(5)
AIMCO CLO 30, LTD.	4582 S Ulster Street, Suite 1450, Denver, CO 80237	Investment Funds and Vehicles	Collaterized loan obligation	21.00%			11/2030		1,478.2	(5)
Airx Climate Solutions, Inc.	4308 Grant Boulevard, #1D, Yukon, OK 73099	Capital Goods	First lien senior secured revolving loan				11/2029		-	(29)
			First lien senior secured loan	9.57%	SOFR (Q)	5.75%	11/2029		23,093.5
			First lien senior secured loan	8.82%	SOFR (Q)	5.00%	11/2029		12,228.3
			First lien senior secured loan				11/2029		-	(30)

AL GCX Holdings, LLC	200 Clarendon Street, 55th Floor, Boston, MA 02116	Financial Services	First lien senior secured loan	5.92%	SOFR (M)	2.25%	12/2032		10,006.3
Alcami Corporation	2320 Scientific Park Drive, Wilmington, NC 28405	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured revolving loan	10.83%	SOFR (M)	7.00%	12/2028		116.4	(31)
			First lien senior secured loan	10.96%	SOFR (Q)	7.00%	12/2028		4,279.7
Alcresta Therapeutics, Inc.	130 Turner Street, Building 3, Suite 200, Waltham, MA 02453	Health Care Equipment and Services	First lien senior secured revolving loan	9.24%	SOFR (Q)	5.50%	03/2031		73.5	(32)
			First lien senior secured loan	9.27%	SOFR (Q)	5.50%	03/2031		8,973.2
			First lien senior secured loan				03/2031		-	(33)
Aldinger Company Inc	1440 Prudential Drive, Dallas, TX 75235	Commercial & Professional Services	First lien senior secured revolving loan	8.44%	SOFR (Q)	4.75%	10/2030		236.3	(34)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	10/2030		36,670.6	(35)
			First lien senior secured loan				10/2030		-	(36)
Aledade, Inc.	4550 Montgomery Avenue, Bethesda, MD 20814	Health Care Equipment and Services	First lien senior secured revolving loan	9.64%	SOFR (A)	5.75%	11/2028		11,555.7	(37)
Alera Group, Inc.	3 Parkway N, Deerfield, IL 60015	Insurance	First lien senior secured loan	6.97%	SOFR (M)	3.25%	05/2032		31,693.3
AlixPartners, LLP	909 3rd Avenue, New York, NY 10022	Commercial & Professional Services	First lien senior secured loan	5.72%	SOFR (M)	2.00%	08/2032		75,802.8
Alliance Laundry Systems LLC	221 Shepard Street, Ripon, WI 54971	Capital Goods	First lien senior secured loan	6.07%	SOFR (Q)	2.25%	08/2031		25,209.0
Alliant Holdings Intermediate LLC and Alliant Holdings Co-Issuer	1301 Dove Street, Suite 200, Newport Beach, CA 92660	Insurance	First lien senior secured loan	6.22%	SOFR (M)	2.50%	09/2031		53,810.4
			First lien senior secured notes	6.75%			04/2028		2,038.5
			Senior subordinated notes	5.88%			11/2029		1,999.5
Alp CFO 2025, L.P. and Alp CFO 2025 (Offshore Feeder) A, L.P.	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Private asset-backed investment	12.24%			07/2037		9,770.0	(5)
			Private asset-backed investment						12,343.2	(5)(38)
			Private asset-backed investment						5,721.8	(5)
Alterra Mountain Company	3501 Wazee Street, Denver, CO 80216	Consumer Services	First lien senior secured loan	6.22%	SOFR (M)	2.50%	08/2028		49,107.0
			First lien senior secured loan	6.22%	SOFR (M)	2.50%	05/2030		11,196.4
AMCP Clean Acquisition Company, LLC	18 N New Jersey Avenue, Atlantic City, NJ 08401	Commercial & Professional Services	First lien senior secured loan	7.94%	SOFR (Q)	4.25%	06/2030		7,643.5
Amerivet Partners Management, Inc. and AVE Holdings LP	8610 N New Braunfels Avenue, San Antonio, TX 78217	Health Care Equipment and Services	Subordinated loan	8.25% PIK			12/2030		34,871.6
			Class C units					0.34%	-
			Class A units					0.14%	-
AMWINS Group, LLC	4725 Piedmont Row Drive, Suite 600, Charlotte, NC 28210	Insurance	First lien senior secured loan	5.97%	SOFR (M)	2.25%	01/2032		47,933.0
Amynta Agency Borrower Inc. and Amynta Warranty Borrower Inc.	909 3rd Avenue, 33rd Floor, New York, NY 10022	Insurance	First lien senior secured loan	6.47%	SOFR (M)	2.75%	12/2031		9,441.1
ANCHC 2019-13	610 Broadway, New York, NY 10012	Investment Funds and Vehicles	Collaterized loan obligation	10.40%	SOFR (Q)	6.50%	04/2038		5,028.7	(5)
ANCHC 2020-15	610 Broadway, New York, NY 10012	Investment Funds and Vehicles	Collaterized loan obligation	10.26%	SOFR (Q)	6.05%	07/2038		2,923.1	(5)
ANCHC 2021-19	610 Broadway, New York, NY 10012	Investment Funds and Vehicles	Collaterized loan obligation	13.96%			10/2038		1,230.6	(5)
ANCHC 2023-26	610 Broadway, New York, NY 10012	Investment Funds and Vehicles	Collaterized loan obligation	10.13%	SOFR (Q)	6.25%	03/2038		1,365.3	(5)
ANCHC 2025-32	610 Broadway, New York, NY 10012	Investment Funds and Vehicles	Collaterized loan obligation	11.12%	SOFR (Q)	7.00%	07/2037		1,659.8	(5)
ANCHC 2025-33	610 Broadway, New York, NY 10012	Investment Funds and Vehicles	Collaterized loan obligation	10.37%	SOFR (Q)	6.10%	10/2038		557.7	(5)
ANCHF 2025-18	610 Broadway, New York, NY 10012	Investment Funds and Vehicles	Collaterized loan obligation	9.10%			10/2040		30,992.3	(5)
ANCHF 2025-19	610 Broadway, New York, NY 10012	Investment Funds and Vehicles	Collaterized loan obligation	15.80%			10/2040		34,926.2	(5)
AP Adhesives Holdings, LLC	6035 Baker Road, Minnetonka, MN 55345	Materials	First lien senior secured revolving loan				04/2031		-	(39)
			First lien senior secured loan	8.66%	SOFR (Q)	4.75%	04/2032		27,554.0
			First lien senior secured loan				04/2032		-	(40)

Apax Europe VI - A, L.P.	1 Knightsbridge, London SW1X 7LX, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.39%	680.3	(5)(41)
Apax Europe VII - B, L.P.	1 Knightsbridge, London SW1X 7LX, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.39%	68.2	(5)(42)
Apax VIII - B, L.P.	1 Knightsbridge, London SW1X 7LX, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.14%	260.2	(5)(43)
Apex Service Partners, LLC and Apex Service Partners Holdings, LLC	201 E Kennedy Boulevard, Suite 1600, Tampa, FL 33602	Consumer Services	First lien senior secured revolving loan	8.71%	SOFR (Q)	5.00%	10/2029		535.0	(44)
			First lien senior secured loan	8.80%	SOFR (Q)	5.00%	10/2030		74,005.3
			Series B common units					0.04%	1,967.8
Applied Systems, Inc.	200 Applied Parkway, University Park, IL 60484	Software & Services	First lien senior secured loan	6.17%	SOFR (Q)	2.50%	02/2031		50,283.8
Aptean, Inc. and Aptean Acquiror Inc.	4325 Alexander Drive, Suite 100, Alpharetta, GA 30022	Software & Services	First lien senior secured revolving loan	8.49%	SOFR (M)	4.75%	01/2031		1,219.1	(45)
			First lien senior secured revolving loan	10.50%	Base Rate (Q)	3.75%	01/2031		135.5
			First lien senior secured loan	8.57%	SOFR (Q)	4.75%	01/2031		48,166.6
			First lien senior secured loan				01/2031		-	(46)
Aquiline Financial Services Fund LP.	437 Madison Avenue, 40th Floor, New York, NY 10022	Investment Funds and Vehicles	Limited partnership interests					0.18%	546.2	(5)(47)
Archduke Buyer, Inc.	385 Moffett Park Drive, Suite 115, Sunnyvale, CA 94089	Software & Services	First lien senior secured revolving loan				12/2032		-	(48)
			First lien senior secured loan	9.27%	SOFR (Q)	5.50%	12/2032		37,829.4
Arcline FM Holdings, LLC	3803 Bedford Avenue, Suite 106, Nashville, TN 37215	Capital Goods	First lien senior secured loan	6.42%	SOFR (Q)	2.75%	06/2030		14,628.3
Arrow Borrower 2025, Inc.	1210 AvidXChange Lane, Charlotte, NC 28206	Software & Services	First lien senior secured revolving loan				10/2032		-	(49)
			First lien senior secured loan	8.15%	SOFR (Q)	4.25%	10/2032		85,468.2
Artemis BidCo 2 LLC	48089 Fremont Boulevard, Fremont, CA 94538	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured revolving loan	7.42%	SOFR (Q)	3.75%	10/2031		0.7	(50)
			First lien senior secured loan	8.67%	SOFR (Q)	5.00%	10/2031		31,883.4
			First lien senior secured loan				10/2031		-	(51)
Artera Services, LLC	3100 Interstate North Circle SE, Suite 300, Atlanta, GA 30339	Capital Goods	First lien senior secured loan	8.17%	SOFR (Q)	4.50%	02/2031		21,522.4
Artifact Bidco, Inc.	108 Lakeland Avenue, Dover, DE 19901	Software & Services	First lien senior secured revolving loan				07/2030		-	(52)
			First lien senior secured loan	7.82%	SOFR (Q)	4.15%	07/2031		21,481.3
			First lien senior secured loan				07/2031		-	(53)
Artivion, Inc.	1655 Roberts Boulevard NW, Kennesaw, GA 30144	Health Care Equipment and Services	First lien senior secured revolving loan	7.49%	SOFR (Q)	3.50%	01/2031		1,983.0	(5)(54)
			First lien senior secured loan	8.74%	SOFR (Q)	4.75%	01/2031		26,884.3	(5)
			First lien senior secured loan				01/2031		-	(5)(55)

Aston Bidco (Holding) Limited	The Mailbox, Level 3, 101 Wharfside Street, Birmingham B1 1RF, United Kingdom	Software & Services	First lien senior secured loan	9.97%	SONIA (Q)	6.00%	07/2032		100,728.8	(5)
athenahealth Group Inc.	311 Arsenal Street, Watertown, MA 02472	Health Care Equipment and Services	First lien senior secured loan	6.47%	SOFR (M)	2.75%	02/2029		91,825.4
ATRM 14	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.39%	SOFR (Q)	6.50%	10/2037		5,651.6	(5)
			Collaterized loan obligation	8.97%			10/2037		3,342.1	(5)
			Collaterized loan obligation	6.77%			10/2037		289.2	(5)
ATRM 15	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.39%	SOFR (Q)	6.50%	07/2037		1,626.2	(5)
AUDAX 2024-9	320 Park Avenue, 19th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	9.08%	SOFR (Q)	5.20%	04/2036		2,017.9	(5)
Avalara, Inc.	255 South King Street, Suite 1800, Seattle, WA 98104	Software & Services	First lien senior secured loan	6.42%	SOFR (Q)	2.75%	03/2032		43,120.3
Avalign Holdings, Inc. and Avalign Technologies, Inc.	2275 Half Day Road, Bannockburn, IL 60015	Health Care Equipment and Services	First lien senior secured revolving loan	10.22%	SOFR (M)	6.50%	12/2028		1,135.3	(56)
			First lien senior secured loan	11.07% (3.63% PIK)	SOFR (Q)	7.25%	12/2028		22,889.1
Aveanna Healthcare LLC	400 Interstate N Parkway, Suite 1600, Atlanta, GA 30339	Health Care Equipment and Services	First lien senior secured loan	7.47%	SOFR (M)	3.75%	09/2032		31,089.2	(5)
AX VI VET Holding I ApS	Hovedgaden 12, 2800 Kongens Lyngby, Denmark	Health Care Equipment and Services	First lien senior secured loan	11.03%	NIBOR (Q)	6.90%	01/2029		2,023.8	(5)(57)
			First lien senior secured loan	7.65%	SARON (Q)	6.90%	01/2029		467.8	(5)
			First lien senior secured loan	8.99%	Euribor (Q)	6.90%	01/2029		431.4	(5)
BABSN 2023-1	300 S Tryon Street, Suite 2500, Charlotte, NC 28202	Investment Funds and Vehicles	Collaterized loan obligation	10.58%	SOFR (Q)	6.70%	04/2038		2,739.3	(5)
Bad Vibes Forever, LLC and Bad Vibes Forever Publishing, LLC	6855 NW 122nd Avenue, Parkland, FL 33076	Sports, Media and Entertainment	First lien senior secured loan	9.10%	SOFR (S)	5.50%	06/2032		18,667.1
Badia Spices, LLC	1400 NW 93rd Avenue, Doral, FL 33172	Food & Beverage	First lien senior secured revolving loan				11/2030		-	(58)
			First lien senior secured loan	8.09%	SOFR (Q)	4.25%	11/2030		124,392.9
Bain Capital Europe Fund IV, L.P.	200 Clarendon Street, Boston, MA 02116	Investment Funds and Vehicles	Limited partnership interests					0.04%	541.1	(5)(59)
Bain Capital Europe V, SCSp	200 Clarendon Street, Boston, MA 02116	Investment Funds and Vehicles	Limited partnership interests					0.01%	812.4	(5)(60)
Bain Capital Fund XI, L.P.	200 Clarendon Street, Boston, MA 02116	Investment Funds and Vehicles	Limited partnership interests					0.11%	2,331.1	(5)(61)
Bain Capital Fund XII, L.P.	200 Clarendon Street, Boston, MA 02116	Investment Funds and Vehicles	Limited partnership interests					0.01%	719.5	(5)(62)
Baldwin Risk Partners, LLC	4211 W Boy Scout Boulevard, Suite 800, Tampa, FL 33607	Insurance	First lien senior secured loan	6.64%	SOFR (S)	2.50%	05/2031		4,204.7	(5)
BALLY 2022-21	88 Black Falcon Avenue, Suite 167 V13F, Boston, MA 02210	Investment Funds and Vehicles	Collaterized loan obligation	9.42%			10/2037		1,815.5	(5)
BALLY 2024-26	88 Black Falcon Avenue, Suite 167 V13F, Boston, MA 02210	Investment Funds and Vehicles	Collaterized loan obligation	9.96%	SOFR (Q)	6.10%	07/2037		1,512.8	(5)
			Collaterized loan obligation	11.64%			07/2037		2,784.8	(5)
BALLY 2025-30	88 Black Falcon Avenue, Suite 167 V13F, Boston, MA 02210	Investment Funds and Vehicles	Collaterized loan obligation	8.89%	SOFR (Q)	4.90%	10/2038		5,572.7	(5)
Bamboo US BidCo LLC	1 Baxter Parkway, Deerfield, IL 60015	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured revolving loan				10/2029		-	(63)
			First lien senior secured loan	8.83%	SOFR (Q)	5.00%	09/2030		19,508.0	(64)
			First lien senior secured loan	7.07%	Euribor (Q)	5.00%	09/2030		9,322.8
			First lien senior secured loan	8.98%	SOFR (M)	5.25%	09/2030		568.9
Banyan Software Holdings, LLC and Banyan Software Intermediate, Inc.	151 Bloor Street W, Suite 400, Toronto, ON M5S 1S4, Canada	Software & Services	First lien senior secured loan	8.98%	SOFR (M)	5.25%	01/2031		9,818.9	(5)(65)
			Series A preferred shares	14.00% PIK				10.19%	33,723.6	(5)(66)
Bausch + Lomb Corporation	2150 St. Elzéar Boulevard West, Laval, Quebec H7L 4A8, Canada	Health Care Equipment and Services	First lien senior secured loan	7.72%	SOFR (M)	4.00%	09/2028		18,325.3	(5)
			First lien senior secured loan	7.97%	SOFR (M)	4.25%	01/2031		16,304.8	(5)
			First lien senior secured loan	7.42%	SOFR (S)	3.75%	01/2031		1,412.6	(5)

Bayou Intermediate II, LLC	14201 NW 60th Avenue, Miami Lakes, FL 33014	Health Care Equipment and Services	First lien senior secured revolving loan				09/2032		-	(67)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	09/2032		26,976.4	(68)
BC European Capital IX - 2 LP	40 Portman Square, London W1H 6DA, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.06%	1,128.2	(5)(69)
			Limited partnership interests					0.05%	1,016.4	(5)(70)
BC European Capital X - 2 LP	40 Portman Square, London W1H 6DA, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.03%	1,409.3	(5)(71)
BC Partners Galileo (2) L.P.	40 Portman Square, London W1H 6DA, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.52%	924.0	(5)(72)
BCC 2022-1	John Hancock Tower, 200 Clarendon Street, Boston, MA 02116	Investment Funds and Vehicles	Collaterized loan obligation	20.18%			10/2038		3,474.0	(5)
BCC Blueprint Holdings I, LLC and BCC Blueprint Investments, LLC	14600 Branch Street, Omaha, NE 68154	Financial Services	Senior subordinated loan	10.44%	SOFR (Q)	6.75%	12/2031		16,250.0
BCP Renaissance Parent L.L.C.	345 Park Avenue, New York, NY 10154	Financial Services	First lien senior secured loan	6.17%	SOFR (Q)	2.50%	10/2028		20,887.8
BCPE Empire Holdings, Inc.	255 Route 1 and 9, Jersey City, NJ 07306	Capital Goods	First lien senior secured loan	6.97%	SOFR (M)	3.25%	12/2030		8,328.3
BCPE Pequod Buyer, Inc.	1000 Chesterbrook Boulevard, Berwyn, PA 19312	Software & Services	First lien senior secured revolving loan				11/2029		-	(73)
BCTO Ignition Purchaser, Inc.	71 S Wacker Drive, Suite 400, Chicago, IL 60606	Software & Services	Senior subordinated loan	11.37% PIK	SOFR (Q)	7.50%	10/2030		31,639.5
Beacon Pointe Harmony, LLC	24 Corporate Plaza Drive, Suite 150, Newport Beach, CA 92660	Financial Services	First lien senior secured loan				12/2028		-	(5)(74)
Bellwether Buyer, L.L.C. and Bellwether Topco V Buyer, Inc.	555 E North Lane, Suite 6060, Conshohocken, PA 19428	Insurance	First lien senior secured revolving loan				04/2032		-	(75)
			First lien senior secured loan	8.23%	SOFR (M)	4.50%	04/2032		14,330.7
			First lien senior secured loan				04/2032		-	(76)
BEP Intermediate Holdco, LLC	307 Waverley Oaks Road, Suite 401, Waltham, MA 02452	Software & Services	First lien senior secured loan	6.47%	SOFR (M)	2.75%	04/2031		16,279.4
BERRY 2024-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	12.42%			10/2037		1,766.0	(5)
			Collaterized loan obligation				10/2037		146.1	(5)
BGCLO 2023-6	55 Hudson Yards, 38th Floor, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	10.02%	SOFR (Q)	5.65%	07/2038		1,239.6	(5)
BGI Purchaser, Inc.	801 State Street, Bowling Green, KY 42101	Consumer Distribution and Retail	First lien senior secured revolving loan	7.57%	SOFR (Q)	3.75%	05/2030		11,109.8	(77)
			First lien senior secured revolving loan				05/2030		-	(78)
			First lien senior secured loan	8.57%	SOFR (Q)	4.75%	05/2031		31,679.3
			First lien senior secured loan				05/2031		-	(79)
BGIF IV Fearless Utility Services, Inc.	1688 W Hibiscus Boulevard, Melbourne, FL 32901	Capital Goods	First lien senior secured revolving loan				06/2030		-	(80)
			First lien senior secured loan	8.73%	SOFR (M)	5.00%	06/2031		54,015.9	(81)

Birdie Bidco, Inc.	300 International Parkway, Suite 150, Lake Mary, FL 32746	Consumer Services	First lien senior secured revolving loan	8.17%	SOFR (Q)	4.50%	11/2032		890.4	(82)
			First lien senior secured revolving loan	10.25%	Base Rate (Q)	3.50%	11/2032		494.7
			First lien senior secured loan	10.42% (2.25% PIK)	SOFR (Q)	6.75%	11/2032		72,377.7
			First lien senior secured loan				11/2032		-	(83)
			First lien senior secured loan				03/2031		-	(84)
Bizzdesign Holding BV	Capitool 15, 7521 PL Enschede, Netherlands	Software & Services	First lien senior secured loan	8.52%	Euribor (Q)	6.50%	10/2031		3,228.5	(5)
Blackstone Capital Partners VI L.P.	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Limited partnership interests					0.05%	1,277.1	(5)(85)
			Limited partnership interests					0.03%	710.6	(5)(86)
Blazing Star Parent, LLC	108 Wilmot Road, Deerfield, IL 60015	Consumer Distribution and Retail	First lien senior secured loan	10.82%	SOFR (Q)	7.00%	08/2030		67,961.4
Bluejack Fire Acquisition, Inc. and Bluejack Fire Holdings LLC	7701 Forsyth Boulevard, Saint Louis, MO 63105	Commercial & Professional Services	First lien senior secured revolving loan	8.50%	SOFR (M)	4.75%	01/2031		359.1	(87)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	01/2031		5,720.2
			First lien senior secured loan				01/2031		-	(88)
			Class A-1 units					2.06%	1,079.9
BNZ TopCo B.V.	Hoogoorddreef 15, 1101 BA Amsterdam, Netherlands	Independent Power and Renewable Electricity Producers	Senior subordinated loan	8.77%	Euribor (Q)	6.75%	10/2030		12,767.1	(5)(89)
Bobcat Purchaser, LLC and Bobcat Topco, L.P.	2074 Summit Lake Drive, Tallahassee, FL 32317	Software & Services	First lien senior secured revolving loan				06/2030		-	(90)
			First lien senior secured loan	8.44%	SOFR (Q)	4.75%	06/2030		13,102.7
			Class A-1 units					0.04%	120.8
Bobtail AcquisitionCo, LLC	7651 Esters Boulevard, Suite 200, Irving, TX 75063	Commercial & Professional Services	First lien senior secured revolving loan	8.44%	SOFR (Q)	4.75%	09/2031		667.3	(91)
			First lien senior secured loan	8.54%	SOFR (Q)	4.75%	09/2031		32,233.5	(92)
Boost Newco Borrower, LLC	8500 Governors Hill Drive, Cincinnati, OH 45249	Software & Services	First lien senior secured loan	5.67%	SOFR (Q)	2.00%	01/2031		118,911.2
			First lien senior secured loan	4.27%	Euribor (Q)	2.25%	01/2031		11,867.9
BR PJK Produce, LLC	3310 75th Avenue, Landover, MD 20785	Consumer Distribution and Retail	First lien senior secured loan	10.39%	SOFR (Q)	6.25%	11/2027		2,210.7
BradyPlus Holdings, LLC	7055 S Lindell Road, Las Vegas, NV 89118	Consumer Distribution and Retail	First lien senior secured loan	7.19%	SOFR (Q)	3.50%	12/2032		35,579.9
Bridgepoint Europe VI 'E' LP	95 Wigmore Street, London W1U 1FB, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.01%	793.1	(5)(93)
BrightStar Group Holdings, Inc.	915 W Huron Street, Chicago, IL 60642	Health Care Equipment and Services	First lien senior secured revolving loan				03/2032		-	(94)
			First lien senior secured loan	8.80%	SOFR (Q)	4.75%	03/2032		28,448.1
Broadstreet Partners, Inc.	580 N 4th Street, Suite 560 , Columbus, OH 43215	Insurance	First lien senior secured loan	6.47%	SOFR (M)	2.75%	06/2031		38,378.1
BROOKP 2024-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	10.38%	SOFR (Q)	6.50%	04/2037		1,008.1	(5)
Brown Group Holding, LLC	345 Park Avenue, New York, NY 10154	Capital Goods	First lien senior secured loan	6.22%	SOFR (M)	2.50%	07/2031		25,610.1
			First lien senior secured loan	6.56%	SOFR (Q)	2.75%	07/2031		10,927.5
BSP 2016-9	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	9.78%	SOFR (Q)	5.90%	10/2037		3,093.1	(5)
BSP 2016-10	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	8.88%	SOFR (Q)	5.00%	07/2038		2,831.5	(5)
BSP 2018-14	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.03%	SOFR (Q)	6.15%	10/2037		5,503.7	(5)
BSP 2020-22	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	8.78%	SOFR (Q)	4.90%	04/2035		2,370.9	(5)
BSP 2021-25	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	8.50%	SOFR (Q)	4.60%	01/2035		992.5	(5)
BSP 2022-28	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	9.28%	SOFR (Q)	5.40%	10/2037		501.4	(5)
BSP 2022-29	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	8.46%	SOFR (Q)	4.60%	01/2038		3,344.7	(5)
BSP 2023-30	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	9.31%	SOFR (Q)	5.45%	04/2038		2,012.1	(5)
BSP 2023-31	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	11.03%	SOFR (Q)	7.17%	04/2038		646.4	(5)
BSP 2023-32	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	17.45%			10/2038		885.2	(5)

BSP 2024-35	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	9.96%	SOFR (Q)	6.10%	04/2037		1,268.4	(5)
BSP 2024-37	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	14.77%			01/2038		7,513.6	(5)
BSP 2024-38	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	8.86%	SOFR (Q)	5.00%	01/2038		3,754.0	(5)
BSP 2025-39	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	8.40%	SOFR (Q)	4.50%	04/2038		1,819.5	(5)
BSP 2025-40	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	9.50%	SOFR (Q)	5.25%	07/2038		1,003.7	(5)
			Collaterized loan obligation	13.28%			07/2038		8,999.9	(5)
BSP 2025-41	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	9.22%	SOFR (Q)	4.90%	07/2038		2,814.8	(5)
BSP 2025-42	1 Madison Avenue, Suite 1600, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	8.92%	SOFR (Q)	4.85%	10/2038		6,556.0	(5)
BTCP 2023-1	850 Library Avenue, Suite 204, Newark, DE 19711	Investment Funds and Vehicles	Collaterized loan obligation	10.40%	SOFR (M)	6.50%	09/2030		1,746.6	(5)
Bulab Holdings, Inc. and Buckman PPC Co-Invest LP	1256 N McLean Boulevard, Memphis, TN 38108	Materials	First lien senior secured revolving loan				07/2032		-	(95)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	07/2032		43,879.3
			First lien senior secured loan	6.65%	Euribor (M)	4.75%	07/2032		8,798.1
			First lien senior secured loan				07/2032		-	(96)
			Limited partnership interest					0.24%	2,189.7
Bumble Bidco Limited	The Victory Offices, 112 Victory Road, Blackpool FY1 3NW, United Kingdom	Consumer Services	First lien senior secured loan	10.50%	SONIA (Q)	6.75%	10/2030		7,779.5	(5)(97)
Burgess Point Purchaser Corporation	29627 Renaissance Boulevard, Daphne, AL 36526	Capital Goods	First lien senior secured loan	9.19%	SOFR (Q)	5.25%	07/2029		58,328.1
Businessolver.com, Inc.	1025 Ashworth Road, West Des Moines, IA 50265	Software & Services	First lien senior secured revolving loan				12/2032		-	(98)
			First lien senior secured loan	8.17%	SOFR (Q)	4.50%	12/2032		13,276.4
			First lien senior secured loan				12/2032		-	(99)
BVI Medical, Inc. and BVI Group Limited	500 Totten Pond Road, Waltham, MA 02451	Health Care Equipment and Services	First lien senior secured revolving loan				03/2032		-	(5)(100)
			First lien senior secured loan	9.97% (5.00% PIK)	SOFR (M)	6.25%	03/2032		135,684.0	(5)
			First lien senior secured loan	9.88%	SOFR (Q)	6.00%	03/2032		1,871.1	(5)(101)
			Ordinary shares					0.28%	2,556.7	(5)
BW Holding, Inc.	20 Carter Drive, Guilford, CN 06437	Materials	First lien senior secured loan	8.49%	SOFR (Q)	4.50%	12/2030		10,981.2
			First lien senior secured loan	10.34%	SOFR (Q)	6.50%	12/2030		4,297.8
BX 2024-SLCT	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Commercial mortgage-backed security				01/2042		24,128.8	(5)
BYRDPK 2025-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	10.22%	SOFR (Q)	6.35%	07/2038		2,262.1	(5)
			Collaterized loan obligation	16.37%			07/2038		916.2	(5)
			Collaterized loan obligation				07/2038		26.6	(5)
CAIF 1	1 Park Lane, Hemel Hempstead, Hertfordshire HP2 4YL, United Kingdom	Investment Funds and Vehicles	Commercial mortgage-backed security	9.48%	SONIA (Q)	5.75%	08/2035		26,781.1	(5)
			Commercial mortgage-backed security	10.88%	SONIA (Q)	7.15%	08/2035		9,500.7	(5)

Calabrio, Inc.	241 N 5th Avenue, Suite 1000, Minneapolis, MN 55401	Software & Services	First lien senior secured loan	7.84%	SOFR (Q)	4.00%	11/2032		11,656.0
Calera XXVIII, LLC	29 E Stephenson Street, Freeport, IL 61032	Consumer Services	Limited liability company interests					0.83%	1,845.3	(5)
Calpine Corp	717 Texas Avenue, Suite 1000, Houston, TX 77002	Independent Power and Renewable Electricity Producers	First lien senior secured loan	5.47%	SOFR (M)	1.75%	07/2030		34,064.3
			First lien senior secured loan	5.47%	SOFR (M)	1.75%	01/2031		16,638.1
			First lien senior secured loan	5.47%	SOFR (M)	1.75%	02/2032		10,662.4
Cambrex Corporation	1 Meadowlands Plaza, East Rutherford, NJ 07073	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured revolving loan	8.33%	SOFR (M)	4.50%	03/2032		906.7	(102)
			First lien senior secured loan	8.22%	SOFR (M)	4.50%	03/2032		121,190.1
			First lien senior secured loan				03/2032		-	(103)
			First lien senior secured loan				03/2032		-	(104)
Cannon Bridge Designated Activity Company	2 Dockland Central, Guild Street, North Dock, Dublin D01 K2C5, Ireland	Financial Services	First lien senior secured revolving loan	8.02%	Euribor (S)	6.00%	07/2027		2,242.3	(5)(105)
			First lien senior secured revolving loan	14.02%	Euribor (S)	12.00%	07/2027		891.4	(5)(106)
			First lien senior secured revolving loan	15.67%	SOFR (S)	12.00%	07/2027		197.1	(5)
			First lien senior secured revolving loan	9.67%	SOFR (S)	6.00%	07/2027		53.0	(5)
Capnor Connery Bidco A/S	Kirkebjerg Parkvej 9, 2nd Floor, 2605 Brøndby, Denmark	Software & Services	First lien senior secured loan	8.31%	Euribor (Q)	6.25%	10/2030		76,236.1	(5)(107)
			First lien senior secured loan	7.74%	Euribor (Q)	5.75%	10/2030		4,692.4	(5)
Cards-Live Oak Holdings, Inc.	311 W Main Street, Whitehouse, TX 75791	Commercial & Professional Services	First lien senior secured revolving loan	10.50%	Base rate (Q)	3.75%	10/2032		2,251.5	(108)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	10/2032		31,130.9
			First lien senior secured loan				10/2032		-	(109)
Carrera Bidco Limited	Caffamacherreihe 1, 20355 Hamburg, Germany	Consumer Distribution and Retail	Senior subordinated loan	7.34%	Euribor (S)	5.25%	11/2032		102,468.3	(5)
Cascade Parent Inc., Cascade Intermediate II, Inc., and Haveli Cascade Co-Invest I, L.P.	3155 Olsen Drive, Suite 150, San Jose, CA 95117	Software & Services	First lien senior secured revolving loan				09/2030		-	(110)
			First lien senior secured loan	9.47%	SOFR (M)	5.75%	09/2031		24,725.2
			Senior subordinated loan	13.00% PIK			09/2033		20,166.1
			Limited partnership interests					0.49%	4,478.0
Catterton Partners VII, L.P.	599 West Putnam Avenue, Greenwich, CT 06830	Investment Funds and Vehicles	Limited partnership interests					0.32%	1,561.9	(5)(111)
CAVU 2021-1	295 Madison Avenue, 6th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.86%	SOFR (Q)	7.00%	07/2037		1,003.0	(5)
CAVU 2022-2	295 Madison Avenue, 6th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.33%	SOFR (Q)	6.45%	03/2038		3,011.3	(5)
			Collaterized loan obligation	8.34%			03/2038		2,618.2	(5)
CAVU 2025-2	295 Madison Avenue, 6th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.00%	SOFR (Q)	5.75%	03/2038		4,544.7	(5)
CBTS Borrower, LLC and CBTS TopCo, L.P.	25 Merchant Street, Cincinnati, OH 45246	Software & Services	First lien senior secured loan	14.50% PIK	SOFR (Q)	10.00%	12/2030		9,287.9
			First lien senior secured loan				12/2030		-	(112)
			Series A-2 preferred shares	8.00% PIK				0.27%	1,310.4
CEDF 2021-14	6300 C Street SW, Cedar Rapids, IA 52404	Investment Funds and Vehicles	Collaterized loan obligation	15.29%			07/2033		616.4	(5)
Celnor Group Limited	Beaumont Midtown, 322 High Holborn, London WC1V 7PB, United Kingdom	Commercial & Professional Services	First lien senior secured loan	9.39%	SONIA (Q)	5.67%	08/2031		5,514.2	(5)
			First lien senior secured loan	9.01%	SONIA (Q)	5.29%	08/2031		1,637.0	(5)(113)
			First lien senior secured loan	9.40%	SOFR (Q)	5.67%	08/2031		572.0	(5)
			First lien senior secured loan	7.31%	Euribor (Q)	5.29%	08/2031		565.7	(5)

Central Parent Inc.	11809 Domain Drive, Austin, TX 78758	Software & Services	First lien senior secured loan	6.92%	SOFR (Q)	3.25%	07/2029		13,563.5
Centralsquare Technologies, LLC and Supermoose Newco, Inc.	1000 Business Center Drive, Lake Mary, FL 32746	Software & Services	First lien senior secured revolving loan				04/2030		-	(114)
			First lien senior secured loan	9.47%	SOFR (M)	5.75%	04/2030		36,697.8
			Series A preferred stock	15.00% PIK				6.90%	29,283.0
Century De Buyer LLC	1230 Avenue of the Americas, New York, NY 10020	Consumer Services	First lien senior secured loan	6.84%	SOFR (Q)	3.00%	10/2030		36,259.9
Cezanne Bidco	3 Boulevard de Sebastopol, 75001 Paris, France	Financial Services	First lien senior secured loan	8.27%	Euribor (Q)	6.25%	10/2031		12,640.3	(5)(115)
			First lien senior secured loan				10/2031		-	(5)(116)
CFC Bidco 2022 Limited	85 Gracechurch Street, London EC3V 0AA, United Kingdom	Financial Services	First lien senior secured loan	7.74%	SOFR (Q)	3.75%	07/2032		46,549.4	(5)
CFC Funding LLC	21300 Coach Gibbs Drive, Ashburn, VA 20147	Sports, Media and Entertainment	Loan instrument units	9.75% PIK				3.53%	6,411.6	(5)
CGMS 2018-4	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	11.74%	SOFR (Q)	7.86%	10/2037		256.0	(5)
CGMS 2019-2	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.90%	SOFR (Q)	7.00%	10/2037		4,470.0	(5)
CGMS 2021-5	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.78%	SOFR (Q)	5.90%	03/2038		2,515.2	(5)
CGMS 2021-8	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.23%	SOFR (Q)	5.25%	10/2038		6,927.7	(5)
CGMS 2022-2	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.83%	SOFR (Q)	6.95%	01/2038		2,898.8	(5)
CGMS 2022-5	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	11.00%	SOFR (Q)	7.10%	10/2037		4,249.2	(5)
CGMS 2022-6	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	18.74%			10/2038		1,030.9	(5)
CGMS 2023-1	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.63%	SOFR (Q)	5.75%	07/2037		3,732.6	(5)
			Collaterized loan obligation	15.00%			07/2037		11,070.2	(5)
CGMS 2023-2	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	17.17%			07/2038		11,532.1	(5)
CGMS 2024-1	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.82%	SOFR (Q)	6.92%	04/2037		1,109.7	(5)
CGMS 2024-2	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.71%	SOFR (Q)	6.85%	04/2037		1,516.5	(5)
CGMS 2024-3	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.26%	SOFR (Q)	6.40%	07/2036		2,645.2	(5)
CGMS 2024-5	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.51%	SOFR (Q)	5.65%	10/2036		1,518.2	(5)
			Collaterized loan obligation	12.35%			10/2036		2,164.3	(5)
CGMS 2025-3	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.33%	SOFR (Q)	5.25%	07/2038		3,311.9	(5)
CGMS 2025-5	1 Vanderbilt Avenue, Suite 3400, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	12.10%			01/2039		12,768.5	(5)
Chariot Buyer LLC	300 Windsor Drive, Oak Brook, IL 60523	Technology Hardware & Equipment	First lien senior secured loan	6.47%	SOFR (M)	2.75%	09/2032		7,073.6
Charter Next Generation, Inc.	1264 E High Street, Milton, WI 53563	Materials	First lien senior secured loan	6.66%	SOFR (M)	2.75%	11/2030		45,236.7
Chicago US Midco III, LP	200 Park Avenue, 32nd Floor, New York, NY 10166	Financial Services	First lien senior secured loan	6.22%	SOFR (M)	2.50%	11/2032		14,285.1	(5)
			First lien senior secured loan				11/2032		-	(5)(117)
Chillaton Bidco Limited	45 Mortimer Street, 3rd Floor, London W1W 8HJ, United Kingdom	Capital Goods	First lien senior secured loan	10.30%	SONIA (S)	6.50%	05/2031		7,029.8	(5)(118)

Chobani, LLC	147 State Highway 320, Norwich, NY 13815	Food & Beverage	First lien senior secured loan	5.97%	SOFR (M)	2.25%	10/2032		47,742.2
Churchill OpCo Holdings LLC and Victory Topco, LP	229 E 85th St, New York, NY 10028	Automobiles & Components	First lien senior secured revolving loan	8.62%	SOFR (Q)	5.00%	11/2029		370.5	(119)
			First lien senior secured loan	8.67%	SOFR (Q)	5.00%	11/2029		29,706.9
			First lien senior secured loan				11/2029		-	(120)
			Class A-2 common units					1.51%	6,507.6
CIFC 2018-1	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	10.50%			01/2038		1,662.4	(5)
CIFC 2018-5	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	10.50%	SOFR (Q)	6.60%	07/2038		1,212.1	(5)
CIFC 2019-1	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	11.40%			10/2037		754.0	(5)
CIFC 2019-4	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	9.15%	SOFR (Q)	5.25%	07/2038		2,766.6	(5)
CIFC 2019-5	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	17.99%			10/2038		1,418.7	(5)
			Collaterized loan obligation	17.99%			10/2038		166.2	(5)
CIFC 2021-1	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	9.86%	SOFR (Q)	6.00%	07/2037		1,836.0	(5)
CIFC 2021-4	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	10.06%	SOFR (Q)	6.20%	07/2037		1,014.1	(5)
CIFC 2021-5	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	9.00%	SOFR (Q)	5.10%	01/2038		3,471.5	(5)
			Collaterized loan obligation	12.69%			01/2038		367.6	(5)
CIFC 2022-5	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	7.79%	SOFR (Q)	3.90%	01/2037		6,009.0	(5)
CIFC 2022-6	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	9.64%	SOFR (Q)	5.75%	10/2038		442.0	(5)
CIFC 2022-7	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	9.21%	SOFR (Q)	5.35%	01/2038		692.5	(5)
CIFC 2024-1	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	10.48%	SOFR (Q)	6.60%	04/2037		379.2	(5)
CIFC 2024-2	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	10.26%	SOFR (Q)	6.40%	04/2037		2,024.7	(5)
CIFC 2024-4	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	11.82%			10/2037		2,022.3	(5)
CIFC 2024-5	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	9.01%	SOFR (Q)	5.15%	01/2038		4,040.5	(5)
CIFC 2025-3	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	13.34%			07/2038		8,183.8	(5)
CIFC 2025-4	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	9.06%	SOFR (Q)	4.95%	10/2038		2,191.7	(5)
			Collaterized loan obligation	12.10%			10/2038		12,866.2	(5)
CIFC 2025-7	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	12.00%			01/2039		15,522.1	(5)
CIFC Funding 2025-VI Ltd	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	8.61%	SOFR (Q)	4.75%	10/2038		2,175.1	(5)
City Line Distributors LLC and City Line Investments LLC	20 Industry Drive Ext, West Haven, CT 06516	Consumer Distribution and Retail	First lien senior secured revolving loan				08/2028		-	(121)
			First lien senior secured loan	10.11%	SOFR (Q)	6.00%	08/2028		2,739.2
			Class A units	8.00% PIK				0.18%	136.9
Clarios Global LP	Florist Tower, 5757 N Green Bay Avenue, Milwaukee, WI 53201	Automobiles & Components	First lien senior secured loan	6.22%	SOFR (M)	2.50%	05/2030		6,132.0
Clayton, Dubilier & Rice Fund IX, L.P.	550 Madison Avenue, New York, NY 10022	Investment Funds and Vehicles	Limited partnership interests					0.03%	918.6	(5)(122)

Clearstead Advisors, LLC	1100 Superior Avenue E, Suite 700, Cleveland, OH 44114	Financial Services	First lien senior secured revolving loan	8.22%	SOFR (M)	4.50%	02/2028		271.4	(5)(123)
			First lien senior secured loan	8.23%	SOFR (Q)	4.50%	02/2028		8,438.6	(5)
Cloud Software Group, Inc. and Picard Parent, Inc.	851 W Cypress Creek Road, Fort Lauderdale, FL 33309	Software & Services	First lien senior secured loan	6.92%	SOFR (Q)	3.25%	08/2032		66,534.0
			First lien senior secured loan	6.92%	SOFR (Q)	3.25%	03/2031		64,111.5
			First lien senior secured notes	8.25%			06/2032		104.5
			Second lien senior secured notes	9.00%			09/2029		13,639.6
CLRMPK 2025-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	9.37%	SOFR (Q)	5.50%	04/2038		1,833.0	(5)
			Collaterized loan obligation	13.70%			04/2038		11,516.4	(5)
			Collaterized loan obligation				04/2038		507.0	(5)
ClubCorp Holdings, Inc.	3030 LBJ Freeway, Suite 600, Dallas, TX 75234	Consumer Services	First lien senior secured revolving loan				07/2031		-	(124)
			First lien senior secured loan	8.67%	SOFR (Q)	5.00%	07/2032		39,456.2
			First lien senior secured loan				07/2032		-	(125)
CMG HoldCo, LLC and CMG Buyer Holdings, Inc.	600 South Boulevard, Suite 400, Charlotte, NC 28209	Consumer Services	First lien senior secured revolving loan				11/2030		-	(126)
			First lien senior secured loan				11/2030		-	(127)
CNT Holdings I Corp	261 W Data Drive, Draper, UT 84020	Health Care Equipment and Services	First lien senior secured loan	6.34%	SOFR (Q)	2.50%	11/2032		91,611.3
Cogentrix Finance Holdco I, LLC	13860 Ballantyne Corporate Place, Suite 300, Charlotte, NC 28277	Independent Power and Renewable Electricity Producers	First lien senior secured loan	5.97%	SOFR (M)	2.25%	02/2032		9,733.6
Collision SP Subco, LLC	2300 Briggs Road, Columbus, OH 43223	Automobiles & Components	First lien senior secured revolving loan	8.57%	SOFR (Q)	4.75%	01/2030		59.9	(128)
			First lien senior secured loan	8.71%	SOFR (Q)	4.75%	01/2030		7,173.7	(129)
CommScope Holding Co Inc	2601 Telecom Parkway, Richardson, TX 75082	Technology Hardware & Equipment	First lien senior secured loan	8.47%	SOFR (M)	4.75%	12/2029		26,096.9	(5)
Computer Services, Inc.	3901 Technology Drive, Paducah, KY 42001	Software & Services	First lien senior secured loan	8.17%	SOFR (Q)	4.50%	11/2031		57,920.9
			First lien senior secured loan				11/2031		-	(130)
Confluent Medical Technologies, Inc.	47533 Westinghouse Drive, Fremont, CA 94539	Health Care Equipment and Services	First lien senior secured loan	6.67%	SOFR (Q)	3.00%	02/2029		30,362.8
ConnectWise, LLC	400 N Tampa Street, Suite 130, Tampa, FL 33602	Technology Hardware & Equipment	First lien senior secured loan	7.43%	SOFR (Q)	3.50%	09/2028		69,060.8
Conservice Midco, LLC	750 S Gateway Drive, River Heights, UT 84321	Software & Services	First lien senior secured loan	6.47%	SOFR (M)	2.75%	05/2030		78,738.5
Constellation Wealth Capital Fund, L.P.	609 W Randolph Street, Chicago, IL 60661	Investment Funds and Vehicles	Limited partner interests					0.30%	3,020.1	(5)(131)
Convera International Holdings Limited and Convera International Financial S.A R.L.	17801 International Boulevard, Seattle, WA 98158	Financial Services	First lien senior secured revolving loan				03/2030		-	(5)(132)
			First lien senior secured loan	8.44%	SOFR (Q)	4.75%	03/2030		17,143.7	(5)
CoorsTek, inc	14143 Denver W Parkway, Lakewood, CO 80401	Capital Goods	First lien senior secured loan	6.86%	SOFR (Q)	3.00%	10/2032		12,082.6
CoreRx, Inc.	14205 Myerlake Circle, Clearwater, FL 33760	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured revolving loan	7.67%	SOFR (Q)	4.00%	12/2030		0.6	(133)
			First lien senior secured loan	10.92%	SOFR (Q)	7.25%	12/2030		4,991.0
Cority Software Inc., Cority Software (USA) Inc., and Cority Parent, Inc.	250 Bloor Street E, 9th Floor, Toronto, ON M4W 1E6, Canada	Software & Services	First lien senior secured revolving loan				11/2032		-	(5)(134)
			First lien senior secured loan	8.34%	SOFR (Q)	4.50%	11/2032		34,117.9	(5)
Cornerstone OnDemand, Inc. and Sunshine Software Holdings, Inc.	1601 Cloverfield Boulevard, Suite 600 , Santa Monica, CA 90404	Software & Services	First lien senior secured loan	7.58%	SOFR (M)	3.75%	10/2028		99,297.9
			Second lien senior secured loan	10.33%	SOFR (M)	6.50%	10/2029		70,781.9
Corporation Service Company	2711 Centerville Road, Suite 400, Wilmington, DE 19808	Commercial & Professional Services	First lien senior secured loan	5.72%	SOFR (M)	2.00%	11/2029		40,494.0
Cotiviti Holdings, Inc.	10701 S River Front Parkway, Unit 200, South Jordan, UT 84095	Technology Hardware & Equipment	First lien senior secured loan	6.62%	SOFR (M)	2.75%	03/2032		14,190.1
			First lien senior secured loan	6.62%	SOFR (M)	2.75%	05/2031		3,814.9

Coupa Holdings, LLC and Coupa Software Incorporated	1855 S Grant Street, San Mateo, CA 94402	Software & Services	First lien senior secured revolving loan				02/2029		-	(135)
			First lien senior secured loan	9.09%	SOFR (Q)	5.25%	02/2030		4,521.3
			First lien senior secured loan				02/2030		-	(136)
Covanta Holding Corporation	100 Park Avenue, Florham Park, NJ 07932	Commercial & Professional Services	First lien senior secured loan	5.98%	SOFR (M)	2.25%	01/2031		6,000.0
CPFTR 2025-1	110 E 59th Street, New York, NY 10022	Investment Funds and Vehicles	Commercial mortgage-backed security	8.38%			07/2026		34,506.1	(5)
CPIG Holdco Inc.	970 Campus Drive, Mundelein, IL 60060	Capital Goods	First lien senior secured revolving loan	8.84%	SOFR (Q)	4.75%	04/2028		0.5	(137)
			First lien senior secured loan	11.09%	SOFR (Q)	7.00%	04/2028		14,662.5
CPPIB OVM Member U.S. LLC	1 Queen Street E, Suite 2500, Toronto, ON M5C 2W5, Canada	Energy	First lien senior secured loan	6.17%	SOFR (Q)	2.50%	08/2031		28,726.5
CPTPK 2024-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	9.88%	SOFR (Q)	6.00%	07/2037		1,411.0	(5)
CPV Fairview, LLC	8403 Colesville Road, Suite 915, Silver Spring, MD 20910	Independent Power and Renewable Electricity Producers	First lien senior secured loan	6.17%	SOFR (Q)	2.50%	08/2031		14,140.7
Cradle Lux Bidco S.A.R.L. and Hamilton Thorne Inc.	100 Cummings Center, Beverly, MA 01915	Health Care Equipment and Services	First lien senior secured loan	7.32%	Euribor (Q)	5.25%	11/2031		13,859.8	(5)(138)
			First lien senior secured loan	9.04%	SOFR (Q)	5.25%	11/2031		3,267.1	(5)
			First lien senior secured loan				11/2031		-	(139)
Creative Artists Agency, LLC	2000 Avenue of the Stars, Los Angeles, CA 90067	Sports, Media and Entertainment	First lien senior secured loan	6.22%	SOFR (M)	2.50%	10/2031		55,575.4
Creek Parent, Inc. and Creek Feeder, L.P.	14 School House Road, Somerset, NJ 08873	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured revolving loan				12/2031		-	(140)
			First lien senior secured loan	8.73%	SOFR (M)	5.00%	12/2031		122,896.5
			Limited partnership interest					0.14%	6,180.6
Cross Financial Corp.	491 Main Street, Bangor, ME 04401	Insurance	First lien senior secured loan	6.47%	SOFR (M)	2.75%	10/2031		4,417.3
Curium BidCo S.a r.l.	55 Blue Sky Drive, Burlington, MA 01803	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	6.67%	SOFR (Q)	3.00%	08/2031		13,716.3	(5)
CVC Capital Partners VI (B) L.P.	20 Avenue Monterey, Luxembourg L-2163, Luxembourg	Investment Funds and Vehicles	Limited partnership interests					0.04%	3,250.1	(5)(141)
CVC Capital Partners VII (A) L.P.	20 Avenue Monterey, Luxembourg L-2163, Luxembourg	Investment Funds and Vehicles	Limited partnership interests					0.00%	492.9	(5)(142)
CWC Fund I Co-Invest (ALTI) LP	609 W Randolph Street, Chicago, IL 60661	Investment Funds and Vehicles	Limited partnership interest					4.44%	7,909.4	(5)
Cyber US Bidco LLC, Cyber Bidco Limited, and Cyber Midco Limited	28-30 Little Russell Street, London WC1A 2HN, United Kingdom	Software & Services	First lien senior secured revolving loan				12/2032		-	(5)(143)
			First lien senior secured loan	8.69%	SOFR (S)	5.00%	12/2032		11,230.2	(5)
			First lien senior secured loan				12/2032		-	(5)(144)
Databricks, Inc.	160 Spear Street, 15th Floor, San Francisco, CA 94105	Software & Services	First lien senior secured loan				01/2032		-	(145)
			First lien senior secured loan	8.27%	SOFR (M)	4.50%	01/2031		87.8
			First lien senior secured loan				01/2031		-	(146)
Davidson Hotel Company LLC	1 Ravinia Drive, Suite 1600, Atlanta, GA 30346	Consumer Services	First lien senior secured revolving loan				10/2031		-	(147)
			First lien senior secured loan	8.72%	SOFR (M)	5.00%	10/2031		7,013.2	(148)
Dayforce, Inc.	3311 E Old Shakopee Road, Suite 400, Minneapolis, MN 55425	Commercial & Professional Services	First lien senior secured loan	6.84%	SOFR (Q)	3.00%	08/2032		67,732.3
			First lien senior secured loan	5.84%	SOFR (Q)	2.00%	03/2031		0.3
DCLO 2021-1	55 Hudson Yards, Suite 29B, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	15.44%			10/2037		2,008.6	(5)
DCLO 2022-3	55 Hudson Yards, Suite 29B, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	15.67%			01/2038		2,559.1	(5)

Dedomena Bidco Limited	Cottons Centre, Cottons Lane, 3rd Floor, London SE1 2QG, United Kingdom	Software & Services	First lien senior secured loan	9.24%	SONIA (Q)	5.50%	06/2032		949.9	(5)
			First lien senior secured loan				06/2032		-	(5)(149)
Demakes Enterprises, LLC	37 Waterhill Street, Lynn, MA 01905	Food & Beverage	First lien senior secured loan	9.67%	SOFR (Q)	6.00%	12/2029		11,473.2
Denali Intermediate Holdings, Inc. and Denali Parent Holdings, L.P.	5335 Gate Parkway, Jacksonville, FL 32256	Commercial & Professional Services	First lien senior secured revolving loan				08/2032		-	(150)
			First lien senior secured loan	9.23%	SOFR (M)	5.50%	08/2032		226,905.0
			Series A units	8.00% PIK				0.15%	3,194.0
Diamond Mezzanine 24 LLC	50 Rockefeller Plaza, New York, NY 10020	Insurance	First lien senior secured revolving loan	8.84%	SOFR (Q)	5.00%	10/2030		1,200.0	(151)
			First lien senior secured loan	8.84%	SOFR (Q)	5.00%	10/2030		78,036.3
Digicert, Inc., Dcert Buyer, Inc., DCert Preferred Holdings, Inc. and Destiny Digital Holdings, L.P.	2801 N Thanksgiving Way, Suite 500, Lehi, UT 84043	Software & Services	First lien senior secured revolving loan				07/2030		-	(152)
			First lien senior secured loan	9.47%	SOFR (M)	5.75%	07/2030		45,603.4
			Second lien senior secured loan	10.72%	SOFR (M)	7.00%	02/2029		28,496.0
Diligent Corporation	1385 Broadway, 19th Floor, New York, NY 10018	Software & Services	First lien senior secured revolving loan	8.75%	SOFR (Q)	5.00%	08/2030		1,160.7	(153)
			First lien senior secured loan	8.82%	SOFR (Q)	5.00%	08/2030		19,738.9
			First lien senior secured loan				08/2030		-	(154)
Dino BidCo S.p.A.	Piazzale Enrico Mattei, 1, 00144 Roma RM, Italy	Independent Power and Renewable Electricity Producers	Senior subordinated loan	5.96%	Euribor (Q)	3.50%	03/2032		377,357.1	(5)
Disco Parent, Inc.	100 Summer Street, Suite 801, Boston, MA 02110	Software & Services	First lien senior secured loan	7.07%	SOFR (Q)	3.25%	08/2032		3,262.5
Display Holding Company, Inc., Saldon Holdings, Inc. and Fastsigns Holdings Inc.	2542 Highlander Way, Carrollton, TX 75006	Consumer Distribution and Retail	First lien senior secured revolving loan				03/2028		-	(155)
			First lien senior secured loan	9.07%	SOFR (M)	5.25%	03/2028		11,058.2
Dorado Bidco, Inc.	176 N Racine Avenue, Chicago, IL 60607	Commercial & Professional Services	First lien senior secured revolving loan				09/2031		-	(156)
			First lien senior secured loan	8.22%	SOFR (M)	4.50%	09/2031		6,924.3
			First lien senior secured loan				09/2031		-	(157)
DOXA Insurance Holdings LLC and Rocket Co-Invest, SLP	101 E Washington Boulevard, Fort Wayne, IN 46802	Insurance	First lien senior secured revolving loan	8.17%	SOFR (Q)	4.50%	12/2029		562.3	(158)
			First lien senior secured loan	8.19%	SOFR (Q)	4.50%	12/2030		45,113.2	(159)
			Limited partnership interest					0.57%	4,744.7	(5)(160)
Doxim Inc.	1380 Rodick Road, Suite 102, Markham, ON L3R 4G5, Canada	Software & Services	First lien senior secured revolving loan				11/2027		-	(5)(161)
			First lien senior secured loan	10.22%	SOFR (M)	6.50%	11/2027		95,080.3	(5)

DP Flores Holdings, LLC	2013 W Morehead Street, Charlotte, NC 28208	Commercial & Professional Services	First lien senior secured revolving loan				09/2030		-	(162)
			First lien senior secured loan	10.22% (3.25% PIK)	SOFR (M)	6.50%	09/2030		49,334.8
			First lien senior secured loan				09/2030		-	(163)
DriveCentric Holdings, LLC	12900 Maurer Industrial Drive, Saint Louis, MO 63127	Software & Services	First lien senior secured revolving loan				08/2031		-	(164)
			First lien senior secured loan	8.18%	SOFR (Q)	4.50%	08/2031		25,659.6
			First lien senior secured loan				08/2031		-	(165)
Drogon Bidco Inc. & Drogon Aggregator LP	5 Penn Plaza, 19th Floor, New York, NY 10001	Commercial & Professional Services	First lien senior secured revolving loan				08/2030		-	(166)
			First lien senior secured loan	8.47%	SOFR (B)	4.75%	08/2031		33,125.6	(167)
			First lien senior secured loan				08/2031		-	(168)
			Class A-2 common units					0.80%	2,912.2
DRSLF 2022-104	655 Broad Street, 8th Floor, Newark, NJ 07102	Investment Funds and Vehicles	Collaterized loan obligation	11.29%	SOFR (Q)	7.40%	08/2034		5,784.1	(5)
Dundee Eros, LP	's-Gravelandseweg 80, 1217 EW Hilversum, Netherlands	Sports, Media and Entertainment	Limited partnership interest					0.45%	4,560.2
Duraserv LLC	11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025	Commercial & Professional Services	First lien senior secured revolving loan	8.57%	SOFR (M)	4.75%	06/2030		559.9	(169)
			First lien senior secured loan	8.48%	SOFR (M)	4.75%	06/2031		35,823.6	(170)
			First lien senior secured loan				06/2031		-	(171)
Dynamo Midco B.V.	Vogelweiherstrasse 1/15, 90441 Nürnberg, Germany	Automobiles & Components	First lien senior secured loan	7.09%	SOFR (M)	3.25%	09/2031		18,591.8	(5)
Eagle Parent Corp.	2250 Pilot Knob Road, Suite 100, Mendota Heights, MN 55120	Commercial & Professional Services	First lien senior secured loan	7.92%	SOFR (Q)	4.25%	04/2029		4,224.9
EC Partners Spanish BidCo, S.L.U.	Calle Suero de Quiñones 34-36, 28002 Madrid, Spain	Capital Goods	First lien senior secured loan	7.85%	Euribor (S)	5.75%	01/2032		756.6	(5)
			First lien senior secured loan				01/2032		-	(5)(172)
Echo Purchaser, Inc.	2325 Dulles Corner Boulevard, Herndon, VA 20171	Software & Services	First lien senior secured revolving loan				11/2029		-	(173)
			First lien senior secured loan	9.22%	SOFR (M)	5.50%	11/2029		27,930.0
ECi Macola/MAX Holding, LLC	9 E Loockerman Street, Suite 311, Dover, DE 19901	Software & Services	First lien senior secured loan	6.42%	SOFR (Q)	2.75%	05/2030		27,988.3
Eclipse Topco, Inc., Eclipse Investor Parent, L.P. and Eclipse Buyer, Inc.	3700 N Capital of Texas Highway, Austin, TX 78746	Software & Services	First lien senior secured revolving loan				09/2031		-	(174)
			First lien senior secured loan	8.25%	SOFR (M)	4.50%	09/2031		107,819.5
			First lien senior secured loan				09/2031		-	(175)
			Preferred units	12.50% PIK				0.98%	3,567.0
			Class A common units					0.02%	279.7
Edition Holdings, Inc. and Enverus, Inc.	2901 Vía Fortuna, Suite 200, Austin, TX 78746	Software & Services	First lien senior secured revolving loan				12/2032		-	(176)
			First lien senior secured loan	8.20%	SOFR (M)	4.50%	12/2032		69,842.1
			First lien senior secured loan				12/2032		-	(177)
Edmunds Govtech, Inc.	301 Tilton Road, Northfield, NJ 08225	Software & Services	First lien senior secured revolving loan	7.42%	SOFR (Q)	3.75%	02/2030		301.4	(178)
			First lien senior secured revolving loan				02/2030		-	(179)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	02/2031		3,257.8	(180)
EFS Cogen Holdings I LLC	2581 Brunswick Avenue, Linden, NJ 07036	Independent Power and Renewable Electricity Producers	First lien senior secured loan	6.67%	SOFR (Q)	3.00%	10/2031		1,099.9
Einstein Parent, Inc.	500 108th Avenue NE, Bellevue, WA 98004	Software & Services	First lien senior secured revolving loan				01/2031		-	(181)
			First lien senior secured loan	10.36%	SOFR (Q)	6.50%	01/2031		16,100.7

Electron Bidco Inc.	4001 Kennett Pike, Suite 302, Wilmington, DE 19807	Health Care Equipment and Services	First lien senior secured loan	6.22%	SOFR (M)	2.50%	11/2028		68,717.1
Elliott Davis Advisory, LLC and Elliott Davis Advisory HoldCo, LLC	200 E Broad Street, Suite 500, Greenville, SC 29601	Commercial & Professional Services	First lien senior secured revolving loan	8.73%	SOFR (Q)	4.75%	07/2031		2,372.8	(182)
			First lien senior secured loan	8.87%	SOFR (S)	4.75%	07/2031		29,762.1
			First lien senior secured loan				07/2031		-	(183)
			Common stock					1.55%	5,162.0
ELM DebtCo, LLC	60 State Street, Peoria, IL 61602	Capital Goods	First lien senior secured revolving loan				11/2031		-	(184)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	11/2031		3,259.8
			First lien senior secured loan				11/2031		-	(185)
ELM12 2021-5	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.80%	SOFR (Q)	5.90%	10/2037		1,462.4	(5)
ELM24 2023-3	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.98%	SOFR (Q)	5.10%	01/2038		2,011.6	(5)
ELM27 2024-3	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.13%	SOFR (Q)	6.25%	04/2037		2,021.0	(5)
ELM29 2024-5	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.28%	SOFR (Q)	6.40%	04/2037		3,517.5	(5)
ELM30 2024-6	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.13%	SOFR (Q)	5.25%	07/2037		1,592.5	(5)
ELM32 2024-8	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	11.65%			10/2037		1,730.9	(5)
ELM35 2024-11	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	11.18%			10/2037		1,264.4	(5)
ELM38 2025-1	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.36%	SOFR (Q)	4.50%	04/2038		1,507.4	(5)
ELM39 2025-2	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.28%	SOFR (Q)	4.40%	04/2038		1,146.5	(5)
ELM40 2025-3	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.13%	SOFR (Q)	5.25%	03/2038		1,771.3	(5)
ELM42 2025-5	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.78%	SOFR (Q)	6.50%	03/2038		2,278.6	(5)
ELM44 2025-7	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.50%			10/2038		20,816.6	(5)
ELMW2 2019-2	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.63%	SOFR (Q)	5.75%	10/2037		4,859.5	(5)
ELMW4 2020-1	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.03%	SOFR (Q)	6.15%	04/2037		2,730.4	(5)
EMB Purchaser, Inc.	70 Bacon Street, Pawtucket, RI 02860	Commercial & Professional Services	First lien senior secured revolving loan				03/2032		-	(186)
			First lien senior secured loan	8.25%	SOFR (Q)	4.50%	03/2032		119,277.5	(187)
Emerald Debt Merger Sub LLC	8100 W Florissant Avenue, St. Louis, MO 63136	Technology Hardware & Equipment	First lien senior secured loan	6.12%	SOFR (S)	2.25%	08/2031		12,987.0
			First lien senior secured loan	6.07%	SOFR (Q)	2.25%	05/2030		16,789.5
Empower Payments Investor, LLC	1131 4th Avenue S, Nashville, TN 37210	Health Care Equipment and Services	First lien senior secured revolving loan				03/2030		-	(188)
			First lien senior secured loan	8.23%	SOFR (Q)	4.50%	03/2031		22,155.0
			First lien senior secured loan	8.62%	SOFR (Q)	4.75%	03/2031		1,713.1
			First lien senior secured loan				03/2031		-	(189)
Endeavor Bidco LLC and Endeavor TopCo, Inc.	225 Liberty Street, 10th Floor, New York, NY 10281	Financial Services	First lien senior secured loan	7.92%	SOFR (Q)	4.25%	08/2029		13,196.0
			Class A common units					0.32%	3,897.4
Endeavor Group Holdings, Inc.	9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210	Sports, Media and Entertainment	First lien senior secured loan	6.72%	SOFR (M)	3.00%	03/2032		27,319.6
Endurance PT Technology Buyer Corporation and Endurance PT Technology Holdings LLC	325 Hall Street, Tiffin, OH 44883	Capital Goods	First lien senior secured revolving loan	10.17%	SOFR (Q)	6.50%	10/2031		2,316.8	(190)
			First lien senior secured loan	10.17%	SOFR (Q)	6.50%	10/2031		64,691.5
			Preferred equity	8.00% PIK				4.54%	9,460.8
			Common units					4.54%	1,051.2

Ensemble RCM, LLC	11511 Reed Hartman Highway, Cincinnati, OH 45241	Health Care Equipment and Services	First lien senior secured loan	6.84%	SOFR (Q)	3.00%	08/2029		59,296.3
Ensono, Inc.	3333 Finley Road, Downers Grove, IL 60515	Software & Services	First lien senior secured loan	7.83%	SOFR (M)	4.00%	05/2028		31,782.1
Entrata Inc	4205 Chapel Ridge Road, Lehi, UT 84043	Software & Services	First lien senior secured loan	6.72%	SOFR (M)	3.00%	09/2032		3,589.8
Envisage Management Ltd	Devonshire House Office 129, Wade Road, Basingstoke RG24 8PE, United Kingdom	Health Care Equipment and Services	First lien senior secured loan	10.96% (2.19% PIK)	SONIA (Q)	7.19%	04/2031		5,955.0	(5)
			First lien senior secured loan	10.24%	SONIA (S)	6.50%	04/2031		821.1	(5)(191)
Enviva Inc.	7500 Old Georgetown Road, Suite 1400, Bethesda, MD 20814	Energy	First lien senior secured loan	10.61% PIK	SOFR (Q)	6.88%	12/2029		21,331.8
Epicor Software Corporation	804 Las Cimas Parkway, Austin, TX 78746	Software & Services	First lien senior secured loan	6.22%	SOFR (M)	2.50%	05/2031		46,850.8
Equinox Holdings, Inc.	31 Hudson Yards, New York, NY 10001	Consumer Services	First lien senior secured loan	11.92% (4.13% PIK)	SOFR (Q)	8.25%	03/2029		42,468.9
			Second lien senior secured loan	16.00% PIK			06/2027		4,449.6
eResearchTechnology, Inc. and Astorg VII Co-Invest ERT	1818 Market Street, Philadelphia, PA 19103	Software & Services	First lien senior secured revolving loan				10/2031		-	(192)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	01/2032		77,899.0	(193)
ESHA Intermediate, LLC	4747 Skyline Road S, Suite 100, Salem, OR 97306	Software & Services	First lien senior secured revolving loan				12/2032		-	(194)
			First lien senior secured loan	8.44%	SOFR (Q)	4.75%	12/2032		13,889.7
			First lien senior secured loan				12/2032		-	(195)
Eternal Aus Bidco Pty Ltd	40 Mount Street, Level 5, North Sydney NSW 2060, Australia	Consumer Services	First lien senior secured loan	8.71%	BBSY (S)	5.00%	10/2029		2,232.1	(5)(196)
Excel Fitness Consolidator LLC, Health Buyer LLC and Excel Fitness Holdings, Inc.	1901 W Braker Lane, Austin, TX 78758	Consumer Services	First lien senior secured revolving loan	8.48%	SOFR (M)	4.75%	04/2030		202.6	(197)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	04/2030		10,985.1
			First lien senior secured loan				04/2030		-	(198)
Excelitas Technologies Corp.	200 West Street, Waltham, MA 02451	Technology Hardware & Equipment	First lien senior secured loan	8.97%	SOFR (M)	5.25%	08/2029		32,500.0
			First lien senior secured loan				08/2029		-	(199)
Expereo USA, Inc. and Ristretto Bidco B.V.	Thomas R Malthusstraat 3A, 1066 JR Amsterdam, Netherlands	Telecommunication Services	First lien senior secured revolving loan				12/2030		-	(5)(200)
			First lien senior secured loan	10.22% (3.50% PIK)	SOFR (Q)	6.50%	12/2030		59,420.8	(5)(201)
FCG Acquisitions, Inc.	3915 Shopton Road, Charlotte, NC 28217	Capital Goods	First lien senior secured loan	6.97%	SOFR (M)	3.25%	03/2028		51,361.4
FEH Group, LLC.	347 Don Shula Drive, Miami Gardens, FL 33056	Sports, Media and Entertainment	Class A common interest					2.00%	162,906.4
			Class A common interest					2.00%	4,751.4
			Class A common interest					2.00%	1,171.9
Fertitta Entertainment, LLC	1510 W Loop S, Houston, TX 77027	Consumer Services	First lien senior secured loan	6.97%	SOFR (M)	3.25%	01/2029		17,909.9
Fever Labs, Inc.	76 Greene Street, New York, NY 10012	Sports, Media and Entertainment	First lien senior secured revolving loan	11.00%			11/2028		11,594.7	(202)
			First lien senior secured revolving loan				11/2028		-	(203)
			First lien senior secured loan	11.00%			11/2028		24,920.2	(204)
			First lien senior secured loan	10.50%			11/2028		1,200.0
			First lien senior secured loan				11/2028		-	(205)
			Series B redeemable preferred stock	13.50% PIK				26.19%	12,699.6
			Series E-5 convertible shares					0.05%	1,668.6
			Warrant to purchase common stock				06/2035	0.04%	-
FIC Matterhorn CF, LP and FIC Matterhorn CF Feeder, LP	2707 N Loop W, Suite 130, Houston, TX 77008	Gas Utilities	Limited partnership interests					96.06%	19,712.9	(5)(206)
			Limited partnership interests					0.00%	0.7	(5)(207)
Finastra USA, Inc., DH Corporation/Societe DH, and Finastra Europe S.A R.L.	4 Kingdom Street, London W2 6BD, United Kingdom	Software & Services	First lien senior secured loan	10.97%	SOFR (Q)	7.25%	09/2029		6,255.3	(5)

Firebird Acquisition Corp, Inc.	3760 Kilroy Airport Way, Suite 600, Long Beach, CA 90806	Commercial & Professional Services	First lien senior secured revolving loan				02/2032		-	(208)
			First lien senior secured loan	8.84% (2.75% PIK)	SOFR (Q)	5.00%	02/2032		17,603.5
			First lien senior secured loan	8.34%	SOFR (Q)	4.50%	02/2032		3,885.6	(209)
First Student Bidco Inc.	191 Rosa Parks Street, 8th Floor, Cincinnati, OH 45202	Transportation	First lien senior secured loan	6.17%	SOFR (Q)	2.50%	08/2030		90,634.8
Fitness Ventures Holdings, Inc. and Meaningful Partners Fitness Ventures Co-Investment LP	999 Douglas Avenue, Altamonte Springs, FL 32714	Consumer Services	First lien senior secured revolving loan	7.73%	SOFR (M)	4.00%	08/2030		2,405.0	(3)(210)
			First lien senior secured loan	8.99%	SOFR (M)	5.25%	08/2031		46,504.4	(3)(211)
			Common units					4.88%	12,038.5	(3)
FL Hawk Intermediate Holdings, Inc.	3145 Medlock Bridge Road, Norcross, GA 30071	Technology Hardware & Equipment	First lien senior secured revolving loan				02/2029		-	(212)
			First lien senior secured loan	8.35%	SOFR (M)	4.50%	02/2030		8,175.5
Flexera Software LLC	1000 E Woodfield Road, Suite 400, Schaumburg, IL 60173	Software & Services	First lien senior secured revolving loan				08/2032		-	(213)
			First lien senior secured loan	8.47%	SOFR (Q)	4.75%	08/2032		110,592.7
			First lien senior secured loan	6.43%	Euribor (M)	4.50%	08/2032		7,871.6
Flexsys Cayman Holdings, LP	260 Springside Drive, Akron, OH 44333	Materials	First lien senior secured loan	9.97%	SOFR (M)	6.25%	08/2029		3,704.5
			First lien senior secured loan	9.08%	SOFR (M)	5.25%	08/2029		456.8
Flint OpCo, LLC	4550 Main Street, Suite 220, Kansas City, MO 64111	Consumer Services	First lien senior secured revolving loan				08/2029		-	(214)
			First lien senior secured loan	8.58%	SOFR (Q)	4.75%	08/2030		14,905.3	(215)
			First lien senior secured loan				08/2030		-	(216)
FlyWheel Acquireco, Inc.	6600 Kalanianaole Highway, Suite 200, Honolulu, HI 96825	Commercial & Professional Services	First lien senior secured revolving loan	10.22%	SOFR (M)	6.50%	05/2028		160.7	(217)
			First lien senior secured loan	10.22%	SOFR (M)	6.50%	05/2030		13,091.5
Focus Financial Partners, LLC	875 3rd Avenue, 28th Floor, New York, NY 10022	Financial Services	First lien senior secured loan	6.22%	SOFR (M)	2.50%	09/2031		55,633.8
Forward Keystone Holdings, LP	8163 Gorgoza Pines Road, Park City, UT 84098	Food & Beverage	Senior subordinated loan	15.00% (8.00% PIK)			03/2029		24,336.1	(218)
			Common units					6.33%	3,894.9
Forza Insurance Holdings, LLC	200 Decadon Drive, Egg Harbor Township, NJ 08234	Insurance	First lien senior secured loan	9.42%	SOFR (Q)	5.75%	02/2030		40,592.2
Fossil Group, Inc., Fossil Partners, L.P., and Fossil Canada Inc.	901 S Central Expressway, Richardson, TX 75080	Consumer Durables & Apparel	First lien senior secured revolving loan	9.04%	SOFR (M)	5.00%	08/2030		1,868.7	(5)(219)
Freeport LNG Investments, LLLP	333 Clay Street, Suite 5050, Houston, TX 77002	Energy	First lien senior secured loan	7.15%	SOFR (Q)	3.00%	11/2026		44,262.4
			First lien senior secured loan	7.12%	SOFR (Q)	3.25%	12/2028		18,252.7

Froneri International Limited	Plews Way, Leeming Bar, Northallerton DL7 9UL, United Kingdom	Food & Beverage	First lien senior secured loan	6.12%	SOFR (Q)	2.25%	09/2032		28,124.3	(5)
			First lien senior secured loan	4.87%	Euribor (S)	2.75%	09/2032		11,880.6	(5)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial & Professional Services	First lien senior secured revolving loan				03/2032		-	(220)
			First lien senior secured loan	8.72% (2.00% PIK)	SOFR (M)	5.00%	03/2032		76,692.7	(221)
			First lien senior secured loan	8.72% (2.00% PIK)	SOFR (M)	5.00%	03/2032		7,580.3
FTAI Infrastructure Inc. and FIP RR Holdings LLC	1345 Avenue of the Americas, 45th Floor, New York, NY 10105	Transportation	First lien senior secured loan	7.88%	SOFR (Q)	4.00%	08/2026		81,723.9	(5)
			Series A preferred shares	10.00% PIK			08/2035	3.78%	36,803.8	(5)
			Warrant to purchase common units				08/2035	3.78%	2,268.5	(5)
G702 Buyer, Inc.	1735 New York Ave NW, Washington, DC 20006	Commercial & Professional Services	First lien senior secured revolving loan				07/2031		-	(222)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	07/2031		10,048.8
Gainwell Acquisition Corp.	9 W 57th Street, 32nd Floor, New York, NY 10019	Health Care Equipment and Services	First lien senior secured loan	7.77%	SOFR (Q)	4.00%	10/2027		72,658.8
GAPCO AIV Interholdco (CP), L.P.	5454 W 110th Street, Overland Park, KS 66211	Financial Services	Senior subordinated loan	10.42% PIK	SOFR (Q)	6.75%	03/2033		52,451.0	(5)
			Senior subordinated loan				03/2033		-	(5)(223)
GC Waves Holdings, Inc.	1200 17th Street, Denver, CO 80202	Financial Services	First lien senior secured revolving loan				10/2030		-	(5)(224)
			First lien senior secured loan	8.22%	SOFR (M)	4.50%	10/2030		23,394.1	(5)(225)
GCBSL 2022-60	150 S Wacker Drive, Suite 800, Chicago, IL 60606	Investment Funds and Vehicles	Collaterized loan obligation	9.86%	SOFR (Q)	6.00%	10/2034		2,371.4	(5)
GCBSL 2024-77	150 S Wacker Drive, Suite 800, Chicago, IL 60606	Investment Funds and Vehicles	Collaterized loan obligation	8.71%	SOFR (Q)	4.85%	01/2038		1,505.4	(5)
GCBSL 2025-79	150 S Wacker Drive, Suite 800, Chicago, IL 60606	Investment Funds and Vehicles	Collaterized loan obligation	8.53%	SOFR (Q)	4.65%	04/2038		1,504.4	(5)
GCBSL 2025-82	150 S Wacker Drive, Suite 800, Chicago, IL 60606	Investment Funds and Vehicles	Collaterized loan obligation	8.72%	SOFR (Q)	4.75%	10/2038		4,014.4	(5)
GCM HVAC Holdco, LLC and GCM HVAC Topco, LLC	250 W 55th Street, 36th Floor, New York, NY 10019	Commercial & Professional Services	First lien senior secured loan	14.00% PIK			09/2031		3,235.9
			Class A common units					0.79%	2,101.1
Gen II Fund Services, LLC	1675 Broadway, 4th Floor, New York, NY 10019	Financial Services	First lien senior secured loan	6.42%	SOFR (Q)	2.75%	11/2031		58,751.6
Generator US Buyer, Inc. and Total Power Limited	6450 Kestrel Road, Mississauga, ON L5T 1Z7, Canada	Capital Goods	First lien senior secured revolving loan				07/2030		-	(5)(226)
			First lien senior secured loan	6.76%	CORRA (Q)	4.50%	07/2030		7,859.8	(5)(227)
			First lien senior secured loan	8.17%	SOFR (Q)	4.50%	07/2030		987.5	(5)
			First lien senior secured loan				07/2030		-	(5)(228)
Gestion ABS Bidco Inc. / ABS Bidco Holdings Inc.	1155 Boulevard René-Lévesque O, Suite 4100, Montréal, QC H3B 3V2, Canada	Insurance	First lien senior secured revolving loan				03/2031		-	(5)(229)
			First lien senior secured loan	7.25%	CORRA (M)	5.00%	03/2031		13,153.4	(5)
			First lien senior secured loan	7.27%	CDOR (Q)	5.00%	03/2031		396.5	(5)(230)
GFL Environmental Inc.	100 New Park Place, Suite 500, Vaughan, ON L4K 0H9, Canada	Commercial & Professional Services	First lien senior secured loan	6.27%	SOFR (Q)	2.50%	03/2032		21,670.1
GHP-VGS Purchaser LLC	1 Cabot Road, Suite 100, Hudson, MA 01749	Software & Services	First lien senior secured revolving loan				04/2032		-	(231)
			First lien senior secured loan	8.59%	SOFR (Q)	4.75%	04/2032		11,943.3
			First lien senior secured loan				04/2032		-	(232)
GLM 2022-12	300 Park Avenue, 21st Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	9.58%	SOFR (Q)	5.70%	07/2037		2,128.7	(5)

Global Medical Response, Inc. and GMR Buyer Corp.	4400 Highway 121, Suite 700, Lewisville, TX 75056	Health Care Equipment and Services	First lien senior secured loan	7.38%	SOFR (Q)	3.50%	10/2032		144,518.1
Global Music Rights, LLC	907 Westwood Boulevard, Los Angeles, CA 90024	Sports, Media and Entertainment	First lien senior secured revolving loan				12/2031		-	(233)
			First lien senior secured loan	8.17%	SOFR (Q)	4.50%	12/2031		136,354.2
GMF Parent, Inc. and GMF Group Holdings, LP	311 W Monroe Street, Chicago, IL 60606	Consumer Distribution and Retail	First lien senior secured revolving loan				12/2032		-	(234)
			First lien senior secured loan	8.20%	SOFR (Q)	4.50%	12/2032		13,907.3
			First lien senior secured loan				12/2032		-	(235)
			Class A2 units					0.61%	2,414.0
GNRT 2023-12	225 Liberty Street, Suite 4210, New York, NY 10281	Investment Funds and Vehicles	Collaterized loan obligation	7.91%			07/2038		659.0	(5)
GNRT 2024-20	225 Liberty Street, Suite 4210, New York, NY 10281	Investment Funds and Vehicles	Collaterized loan obligation	13.93%			01/2038		9,826.8	(5)
GNRT 9	225 Liberty Street, Suite 4210, New York, NY 10281	Investment Funds and Vehicles	Collaterized loan obligation	10.23%	SOFR (Q)	6.35%	01/2038		1,947.7	(5)
GOCAP 2024-71	200 Park Avenue, 25th Floor, New York, NY 10166	Investment Funds and Vehicles	Collaterized loan obligation	8.96%	SOFR (Q)	5.10%	02/2037		4,519.2	(5)
Golden State Foods LLC	18301 Von Karman Avenue, Suite 1100, Irvine, CA 92612	Consumer Services	First lien senior secured loan	7.67%	SOFR (Q)	4.00%	12/2031		13,103.4
Goldeneye Parent, LLC	1018 W 9th Avenue, Suite 200, King of Prussia, PA 19406	Software & Services	First lien senior secured revolving loan				03/2032		-	(236)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	03/2032		18,339.2
Grant Thornton Advisors LLC	171 N Clark Street, Suite 200, Chicago, IL 60601	Commercial & Professional Services	First lien senior secured loan	6.47%	SOFR (M)	2.75%	06/2031		2,906.0
Green Infrastructure Partners Inc.	100 Commerce Valley Drive W, Markham, ON L3T 7P4, Canada	Capital Goods	First lien senior secured loan	6.42%	SOFR (Q)	2.75%	09/2032		18,000.0	(5)
Grit Buyer, Inc. and Integrum Grit Co-Invest LP	1 S Wacker Drive, 38th Floor, Chicago, IL 60606	Financial Services	First lien senior secured revolving loan				07/2031		-	(237)
			First lien senior secured loan	8.37%	SOFR (Q)	4.50%	07/2032		63,110.8	(238)
			Limited partnership interests					0.32%	3,981.6	(5)(239)
GroundWorks, LLC	1741 Corporate Landing Parkway, Virginia Beach, VA 23454	Consumer Services	First lien senior secured loan	6.93%	SOFR (M)	3.00%	03/2031		3,765.6
GS SEER Group Borrower LLC and GS SEER Group Holdings LLC	160 NW Gilman Boulevard, Issaquah, WA 98027	Consumer Services	First lien senior secured revolving loan	10.52%	SOFR (M)	6.75%	04/2029		242.2	(240)
			First lien senior secured loan	10.42%	SOFR (Q)	6.75%	04/2030		12,605.4	(241)
			Class A common units					0.01%	47.6
GSM Rights Fund II LP	6900 Tavistock Lakes Boulevard, Orlando, FL 32827	Sports, Media and Entertainment	Class B Interest				03/2031	0.82%	2,113.5	(5)(242)
GSV Purchaser, Inc.	100 Newtown Road, Plainview, NY 11803	Capital Goods	First lien senior secured revolving loan				08/2030		-	(243)
			First lien senior secured loan	8.28%	SOFR (M)	4.50%	08/2031		39,723.4	(244)
GTCR Everest Borrower, LLC	55 Walls Drive, Fairfield, CT 06824	Financial Services	First lien senior secured revolving loan				09/2029		-	(5)(245)
GTCR F Buyer Corp. and GTCR (D) Investors LP	55 Walls Drive, Fairfield, CT 06824	Financial Services	First lien senior secured revolving loan	8.73%	SOFR (M)	5.00%	09/2029		187.5	(246)
			First lien senior secured loan	8.67%	SOFR (Q)	5.00%	09/2030		14,302.2	(247)
			Limited partnership interests					0.04%	166.4	(248)
Guidepoint Security Holdings, LLC	2201 Cooperative Way, Suite 225, Herndon, VA 20171	Software & Services	First lien senior secured revolving loan				10/2029		-	(249)
			First lien senior secured loan	8.97%	SOFR (M)	5.25%	10/2029		15,795.2
			First lien senior secured loan				10/2029		-	(250)

Gula Buyer Inc. and Gula Co-Invest II, L.P.	230 E Riverside Drive, Eagle, ID 83616	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	8.27%	SOFR (M)	4.50%	10/2031		148,875.0
			Common units					0.07%	717.9
Hakken Midco B.V.	Robijnstraat 76, 1812 RB Alkmaar, Netherlands	Software & Services	First lien senior secured loan	9.30%	Euribor (S)	7.25%	07/2030		5,239.8	(5)(251)
Hamilton Projects Acquiror, LLC	1209 Orange Street, Wilmington, DE 19801	Independent Power and Renewable Electricity Producers	First lien senior secured loan	6.22%	SOFR (M)	2.50%	05/2031		7,715.7
HAMLN 2024-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	9.28%	SOFR (Q)	5.40%	10/2037		2,026.4	(5)
Harbourvest Global Private Equity Limited	St Julian's Avenue, St. Peter Port, Guernsey GY1 1WA, Channel Islands	Financial Services	Private asset-backed investment	7.65%	SOFR (Q)	3.50%	06/2029		30,875.0	(252)
Harvey Tool Company, LLC	428 Newburyport Turnpike, Rowley, MA 01969	Capital Goods	First lien senior secured loan	6.90%	Euribor (M)	5.00%	08/2032		8,745.7
HBH Buyer, LLC	3875 Mansell Road, Suite 100, Alpharetta, GA 30022	Food & Beverage	First lien senior secured revolving loan	7.17%	SOFR (Q)	3.50%	09/2031		3,839.2	(253)
			First lien senior secured revolving loan				09/2031		-	(254)
			First lien senior secured loan	8.92%	SOFR (Q)	5.25%	09/2031		24,061.4
			First lien senior secured loan				09/2031		-	(255)
Helios Service Partners, LLC and Astra Service Partners, LLC	1 California Street, Suite 2900, San Francisco, CA 94111	Consumer Services	First lien senior secured loan	8.34%	SOFR (Q)	4.50%	11/2032		27,037.4
			First lien senior secured loan				11/2032		-	(256)
Helix Acquisition Holdings, Inc.	9501 Technology Boulevard, Suite 401, Rosemont, NC 60018	Capital Goods	First lien senior secured loan	10.82%	SOFR (M)	7.00%	03/2030		14,188.7
Hellman & Friedman Capital Partners VIII, L.P.	415 Mission Street, Suite 5700, San Francisco, CA 94105	Investment Funds and Vehicles	Limited partnership interests					0.02%	1,874.1	(5)(257)
HGC Holdings, LLC	13873 Park Center Road, Suite 203, Herndon, VA 20171	Consumer Services	First lien senior secured revolving loan				06/2029		-	(258)
			First lien senior secured loan	8.24%	SOFR (M)	4.50%	06/2029		64,490.4	(259)
HgCapital 8 A L.P.	2 More London Riverside, London SE1 2AP, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.05%	987.4	(5)(260)
HIG Finance 2 Limited	1 Creechurch Place, London EC3A 5AF, United Kingdom	Insurance	First lien senior secured loan	6.49%	SOFR (M)	2.75%	04/2030		21,797.7	(5)
			First lien senior secured loan	6.47%	SOFR (M)	2.75%	02/2031		22,279.4	(5)
Higginbotham Insurance Agency, Inc., HIG Operations Holdings, Inc., and HIG Intermediate, Inc.	500 W 13th Street, Forth Worth, TX 76102	Insurance	First lien senior secured loan	8.22%	SOFR (M)	4.50%	06/2031		5,887.2
			First lien senior secured loan				06/2031		-	(261)
			Series A preferred shares	10.50%				14.66%	33,710.0
High Street Buyer, Inc. and High Street Holdco LLC	305 W Front Street, Suite 201, Traverse City, MI 49684	Insurance	First lien senior secured loan	8.17%	SOFR (Q)	4.50%	04/2028		4,415.7	(262)
Highline Aftermarket Acquisition, LLC, Highline Aftermarket SC Acquisition, Inc. and Highline PPC Blocker LLC	8700 Trail Lake Drive W, Suite 300, Memphis, TN 38125	Automobiles & Components	First lien senior secured loan	7.32%	SOFR (Q)	3.50%	02/2030		5,021.9
HighPeak Energy, Inc.	421 W 3rd Street, Forth Worth, TX 76102	Energy	First lien senior secured loan	11.32%	SOFR (Q)	7.50%	09/2028		107,196.6	(5)
HighTower Holding, LLC	200 W Madison Street, Suite 2500, Chicago, IL 60606	Financial Services	First lien senior secured loan	6.65%	SOFR (Q)	2.75%	02/2032		41,483.1	(5)
HIGPK 2025-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	8.77%	SOFR (Q)	4.90%	07/2038		6,089.7	(5)
Hills Distribution, Inc., Hills Intermediate FT Holdings, LLC and GMP Hills, LP	300 Research Parkway, Meriden, CT 06450	Consumer Distribution and Retail	First lien senior secured revolving loan	7.75%	SOFR (M)	4.00%	11/2029		3,026.9	(263)
			First lien senior secured loan	9.24%	SOFR (Q)	5.50%	11/2029		6,997.8
			First lien senior secured loan				11/2029		-	(264)
			Limited partnership interest					2.15%	5,068.0

Himalaya TopCo LLC and BCPE Hyperlink Holdings, LP	30 Corporate Drive, Suite 150, Burlington, MA 01803	Health Care Equipment and Services	First lien senior secured revolving loan				06/2032		-	(265)
			First lien senior secured loan	8.72% (2.25% PIK)	SOFR (M)	5.00%	06/2032		158,160.8
			First lien senior secured loan				06/2032		-	(266)
			Class A units					0.08%	2,146.3
Horizon Avionics Buyer, LLC and Horizon CTS Buyer, LLC	1025 W NASA Boulevard, Building A, Melbourne, FL 32919	Capital Goods	First lien senior secured revolving loan	8.17%	SOFR (Q)	4.50%	03/2032		1,896.7	(267)
			First lien senior secured revolving loan	10.25%	Base Rate (S)	3.50%	03/2032		1,083.8
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	03/2032		75,600.7
			First lien senior secured loan				03/2032		-	(268)
HP RSS Buyer, Inc.	11620 Arbor Street, Omaha, NE 68144	Commercial & Professional Services	First lien senior secured loan	8.42%	SOFR (Q)	4.75%	12/2029		17,773.7	(269)
			First lien senior secured loan	8.67%	SOFR (Q)	5.00%	12/2029		11,428.8
			First lien senior secured loan				12/2029		-	(270)
HPCC Parent, Inc. and Patriot Container Corp.	6525 Morrison Boulevard, Suite 300, Charlotte, NC 28211	Capital Goods	First lien senior secured loan	13.00% (7.00% PIK)			09/2030		74,826.5	(271)
			Common stock					1.88%	4,077.3
HPPK 2024-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	13.51%			10/2037		2,369.4	(5)
HS Purchaser, LLC, and Help/Systems Holdings, Inc.	11095 Viking Drive, Suite 100, Eden Prairie, MN 55344	Software & Services	First lien senior secured loan	10.37%	SOFR (Q)	6.50%	05/2029		50,375.7
Hub International Limited	55 E Jackson Boulevard, 14th Floor, Chicago, IL 60604	Insurance	First lien senior secured loan	6.12%	SOFR (Q)	2.25%	06/2030		58,711.9
HuFriedy Group Acquisition LLC	13413 Galleria Circle, Austin, TX 78738	Health Care Equipment and Services	First lien senior secured revolving loan				05/2030		-	(272)
			First lien senior secured loan	9.30%	SOFR (Q)	5.50%	05/2031		55,505.9
			First lien senior secured loan	9.26%	SOFR (S)	5.50%	06/2031		5,145.9	(273)
Hyland Software, Inc.	28500 Clemens Road, Westlake, OH 44145	Software & Services	First lien senior secured revolving loan				09/2029		-	(274)
			First lien senior secured loan	8.67%	SOFR (Q)	5.00%	09/2030		23,419.1
iCapital, Inc.	60 E 42nd Street, New York, NY 10165	Software & Services	Common stock					0.33%	26,157.0
Icefall Parent, Inc.	401 Congress Avenue, Austin, TX 78701	Software & Services	First lien senior secured revolving loan				01/2030		-	(275)
			First lien senior secured loan	8.17%	SOFR (Q)	4.50%	01/2030		10,790.7
Icon Parent I Inc.	6330 S 3000 E, Suite 700, Cottonwood Heights, UT 84121	Financial Services	First lien senior secured loan	6.44%	SOFR (Q)	2.75%	11/2031		43,700.5
ID.me, LLC and ID.me, Inc.	8280 Greensboro Drive, Mclean, VA 22102	Software & Services	First lien senior secured revolving loan				01/2031		-	(276)
			First lien senior secured loan	10.25% (5.25% PIK)			01/2031		74,840.6	(277)
			Series E preferred units					2.40%	10,364.9
			Warrant to purchase common stock				01/2035	2.40%	6,629.0
Idera, Inc.	10801 N Mopac Expressway, Building 1, Suite 100, Austin, TX 78759	Software & Services	First lien senior secured loan	7.35%	SOFR (Q)	3.50%	03/2028		5,533.4
IFH Franchisee Holdings, LLC	35 Old Tavern Road, Orange, CT 06477	Consumer Services	First lien senior secured revolving loan	7.87%	SOFR (Q)	4.00%	12/2029		11,194.0	(278)
			First lien senior secured loan	9.37%	SOFR (Q)	5.50%	12/2029		47,011.4
			First lien senior secured loan				12/2029		-	(279)

Igea Bidco S.p.A. and Masco Group S.p.A.	Largo Francesco Richini 2/A, 20122 Milano, Italy	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured notes	8.73%			09/2031		4,286.0	(5)
			First lien senior secured notes	8.73%			09/2031		889.2	(5)
			First lien senior secured loan				09/2030		-	(5)(280)
			First lien senior secured loan				12/2031		-	(5)(326)
Imprivata, Inc.	20 CityPoint, 480 Totten Pond Road, 6th Floor, Waltham, MA 02451	Software & Services	First lien senior secured loan	6.67%	SOFR (Q)	3.00%	12/2027		22,166.1
Infinity Home Services HoldCo, Inc., D&S Amalco and IHS Parent Holdings, L.P.	3 Glenwood Road, East Hanover, NJ 07936	Consumer Services	First lien senior secured revolving loan				12/2028		-	(5)(281)
			First lien senior secured loan	9.67%	SOFR (Q)	6.00%	12/2028		9,949.2	(5)(282)
			First lien senior secured loan	9.17%	SOFR (Q)	5.50%	12/2028		5,253.2	(5)(283)
			First lien senior secured loan	8.26%	CORRA (Q)	6.00%	12/2028		1,173.0	(5)
			First lien senior secured loan				12/2028		-	(5)(284)
			Class A units					0.01%	57.8	(5)
Infoblox Inc	2390 Mission College Boulevard, Suite 501, Santa Clara, CA 95054	Telecommunication Services	First lien senior secured loan	6.59%	SOFR (M)	2.75%	11/2029		35,302.0
INNIO Group Holding GmbH	Achenseestrasse 1-3, 6200 Jenbach, Austria	Capital Goods	First lien senior secured loan	6.13%	SOFR (S)	2.25%	11/2028		10,025.0	(5)
Insight Venture Partners (Cayman) VII, LP	1114 Avenue of the Americas, 36th Floor, New York, NY 10036	Investment Funds and Vehicles	Limited partnership interests					0.29%	2,281.9	(5)(285)
Insight Venture Partners (Delaware) VIII, LP	1114 Avenue of the Americas, 36th Floor, New York, NY 10036	Investment Funds and Vehicles	Limited partnership interests					0.10%	2,238.7	(5)(286)
Insight Venture Partners Coinvestment Fund II, LP	1114 Avenue of the Americas, 36th Floor, New York, NY 10036	Investment Funds and Vehicles	Limited partnership interests					0.41%	2,290.6	(5)(287)
Inszone Mid, LLC and INSZ Holdings, LLC	2721 Citrus Road, Suite A, Rancho Cordova, CA 95742	Insurance	First lien senior secured revolving loan				11/2029		-	(288)
			First lien senior secured loan				11/2029		-	(289)
Internet Truckstop Group LLC	222 N Plymouth Avenue, New Plymouth, ID 83655	Software & Services	First lien senior secured revolving loan				04/2027		-	(290)
			First lien senior secured loan	9.07%	SOFR (Q)	5.25%	04/2027		33,285.0
Intero Integrity Services Group B.V.	Eduard van Beinumstraat, 221077 ZX Amsterdam, Netherlands	Commercial & Professional Services	First lien senior secured loan	9.27% (2.45% PIK)	Euribor (Q)	7.25%	09/2031		3,694.7	(5)
			First lien senior secured loan	10.92% (2.45% PIK)	SOFR (Q)	7.25%	09/2031		2,259.6	(5)
			First lien senior secured loan	8.72%	Euribor (Q)	6.70%	09/2031		175.2	(5)(291)
INVCO 2023-2	1331 Spring Street NW, Suite 2500, Atlanta, GA 30309	Investment Funds and Vehicles	Collaterized loan obligation	11.75%	SOFR (Q)	7.88%	04/2038		2,829.4	(5)
IRB Holding Corp.	Three Glenlake Parkway NE, Atlanta, GA 30328	Consumer Services	First lien senior secured loan	6.22%	SOFR (M)	2.50%	12/2030		92,707.1
Isthmus Capital LLC	52 Conduit Street, Level 2, London W1S 2YX, United Kingdom	Financial Services	Private asset-backed investment	9.50%			06/2030		1,076.4	(5)
			Private asset-backed investment						21.9	(5)
Ivanti Security Holdings LLC	10377 S Jordan Gateway, Suite 110, South Jordan, UT 84095	Software & Services	First lien senior secured loan	9.64%	SOFR (Q)	5.75%	06/2029		8,232.7
JAMS Holdings LP and Jams Buyer LLC	108 Patriot Drive, Suite A, Middletown, DE 19709	Software & Services	First lien senior secured revolving loan				06/2031		-	(292)
			First lien senior secured loan	9.17%	SOFR (Q)	5.50%	06/2032		14,098.3
			First lien senior secured loan				06/2032		-	(293)
			Preferred units	8.00% PIK				0.55%	1,342.4
Jeppesen Holdings, LLC	55 Inverness Drive E, Englewood, CO 80112	Software & Services	First lien senior secured revolving loan				11/2032		-	(294)
			First lien senior secured loan	8.59%	SOFR (Q)	4.75%	11/2032		18,616.6

Jones Fish Hatcheries & Distributors, LLC and Pond Management Group Holdings, LLC	3433 Church Street, Cincinnati, OH 45244	Commercial & Professional Services	First lien senior secured revolving loan				11/2032		-	(295)
			First lien senior secured loan	8.13%	SOFR (Q)	4.25%	11/2032		11,075.5
			First lien senior secured loan				11/2032		-	(296)
			Class A units					0.60%	1,887.0
JSG II, Inc. and Checkers USA, Inc.	1751 Lake Cook Road, Suite 370, Deerfield, IL 60015	Capital Goods	First lien senior secured revolving loan				09/2032		-	(297)
			First lien senior secured loan	8.23%	SOFR (M)	4.50%	09/2032		2,858.6
			First lien senior secured loan				09/2032		-	(298)
Kairos Bidco Limited	1 Bridge Plaza, Suite 275, Fort Lee, NJ 07024	Software & Services	First lien senior secured revolving loan	8.42%	SOFR (Q)	4.75%	07/2032		282.7	(5)(299)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	07/2032		25,850.1	(5)
Kaseya Inc. and Knockout Intermediate Holdings I Inc.	701 Brickell Avenue, Suite 400, Miami, FL 33131	Software & Services	First lien senior secured loan	6.72%	SOFR (M)	3.00%	03/2032		19,060.8
			Second lien senior secured loan	8.72%	SOFR (M)	5.00%	03/2033		32,207.9
Kelso Investment Associates IX, L.P.	299 Park Avenue, 30th Floor, New York, NY 10171	Investment Funds and Vehicles	Limited partnership interests					0.05%	1,288.6	(5)(300)
King Risk Partners, LLC	2321 NW 41st Street, Gainesville, FL 32606	Insurance	First lien senior secured revolving loan				04/2031		-	(301)
			First lien senior secured loan	8.22%	SOFR (M)	4.50%	04/2031		12,466.5	(302)
Kings Buyer, LLC	7620 Omnitech Place, Suite 1, Victor, NY 14543	Commercial & Professional Services	First lien senior secured revolving loan	11.00%	Base Rate (Q)	4.25%	10/2027		776.3	(303)
			First lien senior secured loan	9.35%	SOFR (Q)	5.25%	10/2027		17,152.4
KKR 2024-53	555 California Street, 50th Floor, San Francisco, CA 94104	Investment Funds and Vehicles	Collaterized loan obligation	10.40%	SOFR (Q)	6.50%	01/2038		2,257.8	(5)
			Collaterized loan obligation	10.98%			01/2038		4,166.3	(5)
KKR 2024-56	555 California Street, 50th Floor, San Francisco, CA 94104	Investment Funds and Vehicles	Collaterized loan obligation	13.56%			10/2037		3,367.7	(5)
KKR Apple Bidco, LLC	5525 Granite Parkway, Suite 1700, Plano, TX 75024	Capital Goods	First lien senior secured loan	6.22%	SOFR (M)	2.50%	09/2031		38,214.6
KKR North America Fund XI, L.P.	555 California Street, 50th Floor, San Francisco, CA 94104	Investment Funds and Vehicles	Limited partnership interests					0.11%	3,059.0	(5)(304)
KLLM 2	225 Liberty Street, Suite 4210, New York, NY 10281	Investment Funds and Vehicles	Collaterized loan obligation	11.21%	SOFR (Q)	7.35%	10/2037		242.2	(5)
KLLM 2022-10	225 Liberty Street, Suite 4210, New York, NY 10281	Investment Funds and Vehicles	Collaterized loan obligation	8.76%	SOFR (Q)	4.90%	01/2038		2,602.9	(5)
KLLM 2024-15	225 Liberty Street, Suite 4210, New York, NY 10281	Investment Funds and Vehicles	Collaterized loan obligation	10.58%	SOFR (Q)	6.70%	07/2037		1,889.3	(5)
KLLM 2024-17	225 Liberty Street, Suite 4210, New York, NY 10281	Investment Funds and Vehicles	Collaterized loan obligation	10.01%	SOFR (Q)	6.15%	10/2037		920.5	(5)
KLLM 2024-18	225 Liberty Street, Suite 4210, New York, NY 10281	Investment Funds and Vehicles	Collaterized loan obligation	13.46%			01/2038		4,794.0	(5)
KLLM 6	225 Liberty Street, Suite 4210, New York, NY 10281	Investment Funds and Vehicles	Collaterized loan obligation	11.11%	SOFR (Q)	7.25%	10/2037		1,796.7	(5)
Knight AcquireCo, LLC and Knight Holdings, LP	1855 W State Road 434, Longwood, FL 32750	Insurance	First lien senior secured loan	8.37%	SOFR (S)	4.50%	11/2032		79,511.1
			First lien senior secured loan				11/2032		-	(305)
			Class A-1 common units					0.65%	2,431.5
Koala Investment Holdings, Inc.	2600 Commerce Drive, Harrisburg, PA 17110	Insurance	First lien senior secured revolving loan				08/2032		-	(306)
			First lien senior secured loan	8.17%	SOFR (Q)	4.50%	08/2032		25,227.2
			First lien senior secured loan				08/2032		-	(307)

Kohlberg Private Credit Investors Rated Feeder-L, L.L.C.	111 Radio Circle, Mount Kisco, NY 10549	Financial Services	Senior subordinated loan	13.02%	SOFR (S)	9.25%	12/2036		2,379.7	(5)(308)
			Common stock						390.9	(5)
KPS Global LLC and Cool Group LLC	4201 N Beach Street, Fort Worth, TX 76137	Commercial & Professional Services	First lien senior secured revolving loan				09/2030		-	(309)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	09/2030		4,422.0
LABL, Inc.	2571 S Hemlock Road, Green Bay, WI 54229	Commercial & Professional Services	First lien senior secured loan	8.94%	SOFR (Q)	5.00%	10/2028		51,521.3
Lakehouse Buyer Inc.	1415 W Diehl Road, Suite 270, Naperville, IL 60563	Financial Services	Private asset-backed investment				04/2027		-	(5)(310)
LBC Woodlands Purchaser LLC and LBC Woodlands Holdings LP	480 Wildwood Forest Drive, The Woodlands, TX 77380	Commercial & Professional Services	First lien senior secured revolving loan	8.72%	SOFR (M)	5.00%	07/2030		338.6	(311)
			First lien senior secured loan	8.84%	SOFR (Q)	5.00%	07/2031		20,181.7	(312)
			Class A common units					0.60%	1,030.0
League One Volleyball Clubs, LLC and League One Volleyball, Inc.	703 Pier Avenue, B147, Hermosa Beach, CA 90254	Sports, Media and Entertainment	First lien senior secured loan	10.18%	SOFR (Q)	6.50%	01/2030		1.1	(313)
			First lien senior secured loan	12.25%	Base Rate (Q)	5.50%	01/2030		0.3
			Series B preferred stock					0.00%	2.3
			Series C preferred stock					0.00%	0.8
			Warrant to purchase common stock				01/2030	0.00%	-
Legends Hospitality Holding Company, LLC and Stadium Coinvest (B)-III, L.P.	61 Broadway, New York, NY 10006	Sports, Media and Entertainment	First lien senior secured revolving loan	8.73%	SOFR (M)	5.00%	08/2030		1,040.7	(314)
			First lien senior secured loan	9.23% (2.75% PIK)	SOFR (M)	5.50%	08/2031		27,974.9
			First lien senior secured loan	8.73%	SOFR (M)	5.00%	08/2031		1,312.9	(315)
			Limited partnership interest					0.13%	3,429.1
Leia Finco US LLC	Maurice Wilkes Building, Cowley Road, Cambridge CB4 0DS, United Kingdom	Software & Services	First lien senior secured loan	7.19%	SOFR (Q)	3.25%	10/2031		4,502.3	(5)
			Second lien senior secured loan	9.19%	SOFR (Q)	5.25%	10/2032		4,525.0	(5)
Leviathan Intermediate Holdco, LLC and Leviathan Holdings, L.P.	2350 Airport Freeway, Suite 505, Bedford, TX 76022	Consumer Services	First lien senior secured revolving loan				12/2027		-	(316)
			First lien senior secured loan	9.67%	SOFR (Q)	6.00%	12/2027		16,053.6
			Limited partnership interests					0.03%	176.1
LHS Borrower, LLC, LH Equity Investors, L.P., Leaf Home, LLC and GC Fund IV Blocker LLC	1595 Georgetown Road, Hudson, OH 44236	Consumer Services	First lien senior secured revolving loan	11.00%	Base rate (Q)	4.25%	09/2031		738.5	(317)
			First lien senior secured loan	8.97%	SOFR (M)	5.25%	09/2031		62,134.0
			Limited partnership units					0.84%	32,148.7
Lightbeam Bidco, Inc.	6525 Shiloh Road, Suite 900, Alpharetta, GA 30005	Commercial & Professional Services	First lien senior secured revolving loan				05/2029		-	(318)
			First lien senior secured loan	8.56%	SOFR (Q)	4.75%	05/2030		23,447.2	(319)
			First lien senior secured loan	8.84%	SOFR (Q)	5.00%	05/2030		1,006.4
Linden Structured Capital Fund II-A LP	110 N Wacker Drive, 55th Floor, Chicago, IL 60606	Investment Funds and Vehicles	Limited partnership interest					0.56%	2,694.9	(5)(320)
LiveBarn Inc.	1010 Rue Sainte-Catherine, Suite 1100, Montreal, QC H3G 1R3, Canada	Sports, Media and Entertainment	Middle preferred shares					2.63%	15,000.0	(5)

LivTech Purchaser, Inc.	2035 Lakeside Centre Way, Knoxville, TN 37922	Health Care Equipment and Services	First lien senior secured revolving loan				11/2031		-	(321)
			First lien senior secured loan	8.76%	SOFR (Q)	5.00%	11/2031		7,376.8	(322)
Lumen Technologies	100 CenturyLink Drive, Monroe, LA 71203	Telecommunication Services	First lien senior secured loan	6.18%	SOFR (M)	2.35%	04/2029		61,242.1	(5)
			First lien senior secured loan	6.18%	SOFR (M)	2.35%	04/2030		7,994.2	(5)
			First lien senior secured loan	9.72%	SOFR (M)	6.00%	06/2028		3,853.0	(5)
Madison IAQ LLC	444 W Lake Street, Suite 4460, Chicago, IL 60606	Capital Goods	First lien senior secured loan	6.70%	SOFR (S)	2.50%	06/2028		81,856.9
Madison Safety & Flow LLC	500 W Madison Street, Suite 3890, Chicago, IL 60661	Consumer Distribution and Retail	First lien senior secured loan	6.23%	SOFR (M)	2.50%	09/2031		21,424.6
Magellan Topco	48 Rue de la Victoire, 75009 Paris, France	Software & Services	First lien senior secured loan	8.38%	Euribor (S)	6.25%	10/2031		1,174.0	(5)
MAGNE 2019-24	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	10.30%	SOFR (Q)	6.40%	04/2035		502.8	(5)
MAGNE 2020-28	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	13.81%			01/2035		4,924.8	(5)
MAGNE 2022-33	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	9.43%	SOFR (Q)	5.55%	10/2037		5,968.3	(5)
MAGNE 2023-34	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	8.40%	SOFR (Q)	4.50%	01/2038		2,337.6	(5)
MAGNE 2023-36	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	8.86%	SOFR (Q)	5.00%	07/2038		5,958.5	(5)
MAGNE 2023-39	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	8.76%	SOFR (Q)	4.90%	01/2037		638.6	(5)
MAGNE 2024-41	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	8.76%	SOFR (Q)	4.90%	01/2038		2,329.3	(5)
MAGNE 2024-42	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	8.86%	SOFR (Q)	5.00%	01/2038		2,144.5	(5)
			Collaterized loan obligation	14.38%			01/2038		656.9	(5)
MAGNE 2024-44	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	10.94%			10/2037		3,061.5	(5)
MAGNE 2025-43	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	10.63%	SOFR (Q)	6.50%	07/2038		2,363.9	(5)
MAGNE 2025-48	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	9.14%	SOFR (Q)	4.85%	10/2038		2,827.7	(5)
			Collaterized loan obligation	10.31%			10/2038		14,766.2	(5)
MAGNE 2025-50	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	9.11%	SOFR (Q)	4.80%	07/2038		9,053.6	(5)
MAGNE 2025-51	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	12.00%			10/2038		18,338.5	(5)
Magnetite LV, Limited	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	22.00%			11/2026		2,511.7	(5)
Mai Capital Management Intermediate LLC	1360 E 9th Street, Suite 1100, Cleveland, OH 44113	Financial Services	First lien senior secured revolving loan	8.43%	SOFR (Q)	4.75%	08/2031		363.2	(5)(323)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	08/2031		13,422.1	(5)(324)
Mamba Purchaser, Inc.	4950 Communication Avenue, Suite 100, Boca Raton, FL 33431	Health Care Equipment and Services	First lien senior secured loan	6.73%	SOFR (M)	3.00%	10/2031		48,024.4
Marcel Bidco LLC	Frankenstrasse 146, 90461 Nürnberg, Germany	Software & Services	First lien senior secured loan	7.05%	SOFR (M)	3.00%	11/2030		13,003.9	(5)
Marco Polo Fund SCSp-RAIF	Viale Galileo Galilei, 30/1, 30173 Venezia VE, Italy	Transportation	Common stock						-
Mari Events Midco LLC and AE EventsCo Holdings LLC	60 K Street, Suite 302, Boston, MA 02127	Sports, Media and Entertainment	First lien senior secured loan	7.75%	SOFR (Q)	4.00%	10/2032		6,003.4	(325)
			Common units					0.47%	8,147.3
			Common units					0.45%	7,734.4
Mari Miami II LLC and South Florida Tennis, LLC	8383 Wilshire Boulevard, Suite 400, Beverly Hills, CA 90211	Sports, Media and Entertainment	First lien senior secured loan	8.67% PIK	SOFR (Q)	5.00%	10/2032		6,690.2
			Common units					2.00%	1,725.1
Mariner Wealth Advisors, LLC	5700 W 112th Street, Suite 200, Overland Park, KS 66211	Financial Services	First lien senior secured loan	6.50%	SOFR (Q)	2.50%	12/2030		16,425.9
			First lien senior secured loan	5.92%	SOFR (S)	2.25%	12/2030		2,011.2
Mars Downstop Loan Purchaser Trust	500 Delaware Avenue, 11th Floor, Wilmington, DE 19801	Financial Services	Private asset-backed investment	11.00%					11,827.9	(5)

Mavis Tire Express Services Topco Corp., Metis HoldCo, Inc., and Metis TopCo, LP	100 Hillside Avenue, White Plains, NY 10603	Consumer Distribution and Retail	First lien senior secured loan	6.72%	SOFR (M)	3.00%	05/2028		67,814.8
MC Accelerate Co-Invest Feeder LP and MC CIF Wealth Management (UK) Ltd.	2 S Biscayne Boulevard, Suite 3200, Miami, FL 33131	Financial Services	Z1 preferred shares	12.00% PIK			08/2031	1.56%	16,150.2	(5)
			Z2 preferred shares	12.00% (6.00% PIK)			08/2031	1.56%	15,790.2	(5)
			Membership interest					0.00%	1.0	(5)
McAfee Corp.	6220 America Center Drive, San Jose, CA 94089	Software & Services	First lien senior secured loan	6.72%	SOFR (M)	3.00%	03/2029		24,902.4
MCF CLO 12 LLC	299 Park Avenue, 37th Floor, New York, NY 10171	Investment Funds and Vehicles	Private asset-backed investment	7.93%	SOFR (Q)	4.05%	02/2034		19,900.0	(5)
MDPK 2015-17	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.33%			07/2045		6,700.5	(5)
			Collaterized loan obligation	10.33%			07/2030		696.5	(5)
MDPK 2016-20	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.26%	SOFR (Q)	6.40%	10/2037		2,613.8	(5)
MDPK 2016-22	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	14.19%			01/2033		1,302.2	(5)
MDPK 2018-30	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	11.22%			07/2027		5,506.0	(5)
			Collaterized loan obligation	8.50%			07/2037		755.7	(5)
MDPK 2018-31	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.26%	SOFR (Q)	6.40%	07/2037		1,088.2	(5)
MDPK 2018-32	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.26%	SOFR (Q)	6.40%	07/2037		4,758.7	(5)
			Collaterized loan obligation	9.00%			01/2048		886.9	(5)
			Collaterized loan obligation	9.00%			01/2048		279.6	(5)
MDPK 2019-34	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.39%	SOFR (Q)	6.50%	10/2037		1,659.0	(5)
MDPK 2019-37	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.50%	SOFR (Q)	6.60%	04/2037		1,006.1	(5)
			Collaterized loan obligation	13.01%			04/2037		676.3	(5)
MDPK 2020-46	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	9.15%	SOFR (Q)	5.25%	10/2034		1,937.9	(5)
MDPK 2021-59	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.28%	SOFR (Q)	6.40%	04/2037		2,836.8	(5)
MDPK 2022-60	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.36%	SOFR (Q)	6.50%	10/2037		5,585.1	(5)
			Collaterized loan obligation	7.49%			10/2037		677.2	(5)
MDPK 2023-63	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	9.87%	SOFR (Q)	6.00%	07/2038		4,762.1	(5)
MDPK 2023-63A	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	14.77%			07/2038		1,061.7	(5)
MDPK 2024-66	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	9.37%	SOFR (Q)	5.50%	10/2037		2,519.0	(5)
			Collaterized loan obligation	12.84%			10/2037		1,805.1	(5)
MDPK 2024-67	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.66%	SOFR (Q)	6.80%	04/2037		2,520.4	(5)
MDPK 2024-68	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	8.98%	SOFR (Q)	5.10%	01/2038		2,385.4	(5)
MDPK 2024-69	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	10.11%	SOFR (Q)	6.25%	07/2037		1,504.2	(5)
MDPK 2025-65	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	9.32%	SOFR (Q)	5.00%	07/2038		2,409.6	(5)
MDPK 2025-71	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	17.05%			04/2038		3,637.6	(5)
MDPK 2025-72	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	13.19%			07/2038		10,214.4	(5)
MDPK 2025-75	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	11.70%			01/2039		22,160.5	(5)

Medlar Bidco Limited	IFC6, The Esplanade, St Helier JE4 0QH, Jersey	Financial Services	First lien senior secured loan	8.74%	SONIA (Q)	5.00%	05/2032		31,970.3	(5)
			First lien senior secured loan	6.99%	Euribor (Q)	5.00%	05/2032		14,804.0	(5)
			First lien senior secured loan				05/2032		-	(5)(327)
Medline Borrower, LP	Three Lakes Drive, Northfield, IL 60093	Health Care Equipment and Services	First lien senior secured loan	5.47%	SOFR (M)	1.75%	10/2030		94,857.2
			First lien senior secured loan	5.47%	SOFR (M)	1.75%	10/2028		3,527.0
Melody TopCo LP and Melody Holdings LP	250 West 57th Street, Suite 2400, New York, NY 10107	Sports, Media and Entertainment	Class A-1 preferred units	11.00% PIK				9.10%	33,411.4
			Class A-2 preferred units	11.00% PIK				9.10%	3,751.2
			Class A-1 common units					1.24%	13,126.1
			Class A-2 common units					1.24%	1,470.8
Mercury Borrower, Inc.	200 Dryden Road, Dresher, PA 19025	Financial Services	First lien senior secured loan	6.95%	SOFR (M)	3.00%	11/2032		47,917.6
Merit Financial Group, LLC and CWC Fund I Co-Invest (MFA) LP	2400 Lakeview Parkway, Suite 550, Alpharetta, GA 30009	Financial Services	First lien senior secured revolving loan	8.67%	SOFR (Q)	5.00%	08/2032		1,237.5	(5)(328)
			First lien senior secured revolving loan	10.75%	Base Rate (Q)	4.00%	08/2032		495.0	(5)
			First lien senior secured loan	8.67%	SOFR (Q)	5.00%	08/2032		12,344.1	(5)
			First lien senior secured loan				08/2032		-	(5)(329)
			Limited partnership interests					0.55%	4,655.0	(5)
Merit Software Finance Holdings, LLC	8383 Wilshire Boulevard, Suite 400, Beverly Hills, CA 90211	Software & Services	First lien senior secured revolving loan				12/2031		-	(330)
			First lien senior secured loan	8.94%	SOFR (Q)	5.25%	12/2032		8,268.6
			First lien senior secured loan				12/2032		-	(331)
Merlin Buyer Inc.	2001 Timberloch Place, Suite 475, The Woodlands, TX 77380	Consumer Services	First lien senior secured loan	7.67%	SOFR (Q)	4.00%	12/2028		2,247.0	(5)
Mermaid Bidco Inc.	733 S Marquette Avenue, Suite 600, Minneapolis, MN 55402	Software & Services	First lien senior secured loan	7.15%	SOFR (Q)	3.25%	07/2031		34,506.6
Metatiedot Bidco OY and Metatiedot US, LLC	500 W 2nd Street, 19th Floor, Austin, TX 78701	Software & Services	First lien senior secured revolving loan	7.06%	Euribor (Q)	5.00%	11/2030		1,493.3	(5)(332)
			First lien senior secured loan	7.07%	Euribor (Q)	5.00%	11/2031		7,976.2	(5)(333)
			First lien senior secured loan	8.82%	SOFR (Q)	5.00%	11/2031		4,671.9	(5)
Meyer Laboratory, LLC and Meyer Parent, LLC	2401 NW Jefferson Street, Blue Springs, MO 64015	Materials	First lien senior secured revolving loan	12.50% (3.75% PIK)	Base rate (Q)	5.75%	02/2030		270.6	(334)
			First lien senior secured loan	10.42% (3.75% PIK)	SOFR (Q)	6.75%	02/2030		10,750.9	(335)
			Common units					0.11%	111.1
MidOcean CLO Equity Fund I, LP	245 Park Avenue, 38th Floor, New York, NY 10167	Investment Funds and Vehicles	Limited partnership interest	9.00%					35,996.3	(5)
Mister Car Wash Holdings, Inc.	222 E 5th Street, Tucson, AZ 85705	Consumer Services	First lien senior secured loan	6.22%	SOFR (M)	2.50%	03/2031		2,032.1	(5)
Mitchell International, Inc.	6220 Greenwich Drive, San Diego, CA 92122	Software & Services	Second lien senior secured loan	8.97%	SOFR (M)	5.25%	06/2032		37,035.1
ML Holdco, Inc.	1600 Sunflower Avenue, Suite 200, Costa Mesa, CA 92626	Software & Services	First lien senior secured loan	8.37%	SOFR (Q)	4.50%	10/2032		94,645.6
			First lien senior secured loan				10/2032		-	(336)
Moderna, Inc.	325 Binney Street, Cambridge, MA 02142	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	9.17%	SOFR (M)	5.50%	11/2030		83,959.4	(5)
			First lien senior secured loan				11/2030		-	(5)(337)
Modernizing Medicine, Inc. and ModMed Software Midco Holdings, Inc.	4700 Exchange Court, Suite 225, Boca Raton, FL 33431	Software & Services	First lien senior secured revolving loan				04/2032		-	(338)
			First lien senior secured loan	8.42% (2.25% PIK)	SOFR (Q)	4.75%	04/2032		47,825.2
			Series A preferred stock	13.00% PIK				4.33%	28,305.8

Monica Holdco (US), Inc.	1299 Ocean Avenue, Suite 600, Santa Monica, CA 90401	Financial Services	First lien senior secured revolving loan				07/2030		-	(5)(339)
			First lien senior secured loan	9.07%	SOFR (Q)	5.25%	07/2030		10,999.1	(5)
			First lien senior secured loan				07/2030		-	(5)(340)
Monroe Capital Income Plus Corporation	311 S Wacker Drive, Suite 6400, Chicago, IL 60606	Financial Services	Corporate bond	9.42%			11/2028		10,779.9	(5)
Montagu V (US) L.P.	2 More London, 5th Floor, London SE1 2AP, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.57%	1,737.7	(5)(341)
Montagu VII (B) SCSp	2 More London, 5th Floor, London SE1 2AP, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.02%	-
Motus LLC	88 E 48th Street, Holland, MI 49423	Commercial & Professional Services	First lien senior secured loan	7.42%	SOFR (Q)	3.75%	12/2028		9.9
Mountaineer Merger Corporation	55 Scott Avenue, Morgantown, WV 26508	Consumer Distribution and Retail	First lien senior secured revolving loan	8.84%	SOFR (Q)	5.00%	10/2027		3,924.1	(343)
MPH Acquisition Holdings LLC	115 5th Avenue, New York, NY 10003	Health Care Equipment and Services	First lien senior secured notes	6.00%			03/2031		9,214.0	(5)
Mr. Greens Intermediate, LLC, Florida Veg Investments LLC, MRG Texas, LLC and Restaurant Produce and Services Blocker, LLC	2450 NW 116th Street, Building 1, Miami, FL 33167	Consumer Distribution and Retail	First lien senior secured revolving loan	9.65%	SOFR (Q)	5.75%	05/2031		808.0	(344)
			First lien senior secured loan	9.71%	SOFR (Q)	5.75%	05/2031		12,398.6	(345)
			Class B limited liability company interest					0.04%	79.0
MSD Investment Corp.	1 Vanderbilt Avenue, 26th Floor, New York, NY 10017	Financial Services	Corporate bond	7.24%			05/2028		24,906.8	(5)
MSIS Holdings, Inc. and MS Precision Parent, LP	2730 Mine And Mill Road, Lakeland, FL 33801	Commercial & Professional Services	First lien senior secured revolving loan				03/2031		-	(346)
			First lien senior secured loan	8.67%	SOFR (Q)	5.00%	03/2031		26,994.4
			First lien senior secured loan				03/2031		-	(347)
			Class A-1 units					1.17%	1,491.6
Mustang Prospects Purchaser, LLC, Senske Acquisition, Inc., and Mustang Prospects Holdco, LLC	400 N Quay Street, Kennewick, WA 99336	Consumer Services	First lien senior secured revolving loan	8.72%	SOFR (M)	5.00%	06/2031		643.2	(348)
			First lien senior secured loan	8.69%	SOFR (Q)	5.00%	06/2031		33,325.3	(349)
			Class A preferred units					0.44%	842.1
			Class B common units					0.50%	353.7
NCMF 2025-MFS	8901 Gaylord Drive, Suite 100, Houston, TX 77024	Investment Funds and Vehicles	Private asset-backed investment	7.53%			06/2033		24,915.3	(5)
NCP-MSI Buyer, Inc. and NCP MSI Co-Invest, LP	5900 Carlson Avenue, Portage, IN 46368	Materials	First lien senior secured revolving loan	7.48%	SOFR (M)	3.75%	03/2031		3,930.3	(350)
			First lien senior secured loan	8.48%	SOFR (M)	4.75%	03/2031		30,149.0	(351)
			Limited partnership interest					0.33%	988.1	(352)
NEP Group, Inc.	2 Beta Drive, Pittsburgh, PA 15238	Sports, Media and Entertainment	First lien senior secured loan	8.22%	SOFR (M)	4.50%	10/2031		25,140.1
Neptune Bidco US Inc. and Elliott Metron Co-Investor Aggregator L.P.	675 6th Avenue, New York, NY 10110	Commercial & Professional Services	First lien senior secured loan	9.01%	SOFR (Q)	5.00%	04/2029		141,533.2
			First lien senior secured loan	8.76%	SOFR (Q)	4.75%	10/2028		50,785.7
Netsmart, Inc. and Netsmart Technologies, Inc.	5540 Centerview Drive, Suite 200, Raleigh, NC 27606	Software & Services	First lien senior secured revolving loan				08/2031		-	(353)
			First lien senior secured loan	8.92% (2.70% PIK)	SOFR (M)	5.20%	08/2031		92,186.3
			First lien senior secured loan				08/2031		-	(354)
NEUB 2018-28	1290 Avenue of the Americas, New York, NY 10104	Investment Funds and Vehicles	Collaterized loan obligation	10.83%	SOFR (Q)	6.95%	10/2038		712.1	(5)
NEUB 2025-60	1290 Avenue of the Americas, New York, NY 10104	Investment Funds and Vehicles	Collaterized loan obligation	10.34%	SOFR (Q)	6.48%	04/2039		3,787.4	(5)
NEUB 2025-61	1290 Avenue of the Americas, New York, NY 10104	Investment Funds and Vehicles	Collaterized loan obligation	8.99%	SOFR (Q)	4.90%	07/2039		2,967.8	(5)
New Mountain Partners III, L.P.	1633 Broadway, 48th Floor, New York, NY 10019	Investment Funds and Vehicles	Limited partnership interests					0.20%	393.3	(5)(355)
New Mountain Partners IV, L.P.	1633 Broadway, 48th Floor, New York, NY 10019	Investment Funds and Vehicles	Limited partnership interests					0.20%	872.0	(5)(356)

Next Holdco, LLC	3525 Piedmont Road NE, Building 6, Atlanta, GA 30305	Health Care Equipment and Services	First lien senior secured revolving loan				11/2029		-	(357)
			First lien senior secured loan	9.09%	SOFR (Q)	5.25%	11/2030		5,684.9
Nexus Buyer LLC	1300 N 17th Street, Suite 1800, Arlington, VA 22209	Financial Services	Second lien senior secured loan	9.47%	SOFR (M)	5.75%	02/2032		104,424.4
NMC CLO-2	1633 Broadway, 48th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	9.60%	SOFR (Q)	5.70%	01/2038		928.2	(5)
NMN Holdings III Corp. and NMN Holdings LP	155 Franklin Road, Suite 100, Brentwood, TN 37027	Health Care Equipment and Services	First lien senior secured loan	7.27%	CORRA (M)	5.00%	07/2031		13,063.5
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	07/2031		6,961.3
Nomi Health, Inc.	898 N 1200 W, Suite 201, Orem, UT 84057	Health Care Equipment and Services	Warrant to purchase Class A common stock				06/2034	0.14%	0.9
			Warrant to purchase Series B preferred stock				07/2033	0.12%	-
Nordic Ferry Infrastructure AS	Henrik Ibsens gate 20, 0255 Oslo, Norway	Transportation	Senior subordinated loan	9.23%	NIBOR (Q)	5.00%	11/2031		65,774.5	(5)
			Senior subordinated loan	7.07%	Euribor (Q)	5.00%	11/2031		65,592.6	(5)
North Haven Fairway Buyer, LLC and Fairway Lawns, LLC	10401 Colonel Glenn Road, Little Rock, AR 72204	Consumer Services	First lien senior secured revolving loan	8.73%	SOFR (Q)	5.00%	05/2028		330.6	(358)
			First lien senior secured loan	8.83%	SOFR (Q)	5.00%	05/2028		14,569.4	(359)
North Star Acquisitionco, LLC and Toucan Bidco Limited	2401 Sawmill Parkway, Suite 10-11, Huron, OH 44839	Software & Services	First lien senior secured revolving loan				05/2029		-	(5)(360)
			First lien senior secured loan	8.22%	SOFR (M)	4.50%	05/2029		8,671.5	(5)(361)
			First lien senior secured loan	8.37%	SONIA (Q)	4.50%	05/2029		714.9	(5)
Northwinds Holding, Inc. and Northwinds Services Group LLC	70 Benbro Drive, Buffalo, NY 14225	Consumer Services	First lien senior secured revolving loan				05/2029		-	(362)
			First lien senior secured loan	9.28%	SOFR (Q)	5.25%	05/2029		22,039.5	(363)
			Common units					0.08%	201.3
Oak Funding LLC	45 Rockefeller Plaza, 5th Floor, New York, NY 10111	Financial Services	First lien senior secured loan	8.29%	SOFR (Q)	4.50%	12/2032		87,945.0	(5)
			First lien senior secured loan				12/2032		-	(5)(364)
OakBridge Insurance Agency LLC and Maple Acquisition Holdings, LP	4011 Westchase Boulevard, Raleigh, NC 27607	Insurance	First lien senior secured revolving loan	8.48%	SOFR (M)	4.75%	11/2029		459.8	(365)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	11/2029		13,398.7
			First lien senior secured loan	8.72%	SOFR (M)	5.00%	11/2029		1,656.2	(366)
			First lien senior secured loan				11/2029		-	(367)
			Class A2 units					0.50%	2,327.3
OAKC 2012-7	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.39%	SOFR (Q)	4.50%	02/2038		4,982.0	(5)
			Collaterized loan obligation	8.87%			02/2038		232.8	(5)
OAKC 2014-10R	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.28%	SOFR (Q)	4.40%	04/2038		1,992.6	(5)
OAKC 2015-12	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	6.49%			04/2037		7,174.3	(5)

OAKC 2016-13	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.62%	SOFR (Q)	5.75%	10/2037	1,229.6	(5)
			Collaterized loan obligation	8.00%			10/2037	1,759.0	(5)
			Collaterized loan obligation	8.00%			01/2030	843.4	(5)
OAKC 2017-15	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	7.17%			01/2030	1,516.7	(5)
OAKC 2019-2	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	11.30%			01/2038	2,679.8	(5)
OAKC 2019-3	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.67%			07/2032	2,483.1	(5)
OAKC 2019-4	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.81%	SOFR (Q)	4.95%	01/2038	3,649.2	(5)
OAKC 2020-5	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.87%			10/2037	2,411.3	(5)
OAKC 2020-6	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.13%	SOFR (Q)	5.25%	10/2037	1,108.1	(5)
			Collaterized loan obligation	9.24%			10/2037	2,609.2	(5)
OAKC 2020-7	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.78%	SOFR (Q)	4.90%	07/2038	6,388.5	(5)
OAKC 2021-16	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.14%			10/2034	786.5	(5)
OAKC 2021-8	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.73%	SOFR (Q)	4.85%	01/2038	526.3	(5)
			Collaterized loan obligation	11.39%			01/2038	2,438.0	(5)
OAKC 2021-9	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.38%	SOFR (Q)	5.50%	10/2037	2,063.9	(5)
			Collaterized loan obligation	9.86%			10/2037	1,193.0	(5)
OAKC 2022-12R	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.18%	SOFR (Q)	4.85%	07/2037	6,740.2	(5)
OAKC 2023-15RA	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.73%	SOFR (Q)	4.85%	07/2038	3,020.9	(5)
OAKCL 2023-1	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	11.40%	SOFR (Q)	7.50%	04/2038	1,532.2	(5)
OAKCL 2025-32	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.46%	SOFR (Q)	5.35%	07/2038	1,741.1	(5)
OCP 2015-10	930 Sylvan Avenue, Suite 105, Englewood Cliffs, NJ 07632	Investment Funds and Vehicles	Collaterized loan obligation	9.21%	SOFR (Q)	5.35%	01/2038	1,004.5	(5)
			Collaterized loan obligation	17.03%			01/2038	8,217.6	(5)
OCP 2016-11	930 Sylvan Avenue, Suite 105, Englewood Cliffs, NJ 07632	Investment Funds and Vehicles	Collaterized loan obligation	9.11%	SOFR (Q)	5.25%	07/2038	5,114.9	(5)
OCP 2018-15	930 Sylvan Avenue, Suite 105, Englewood Cliffs, NJ 07632	Investment Funds and Vehicles	Collaterized loan obligation	12.20%			07/2031	5,173.6	(5)
OCP 2021-21	930 Sylvan Avenue, Suite 105, Englewood Cliffs, NJ 07632	Investment Funds and Vehicles	Collaterized loan obligation	14.25%			01/2038	11,297.7	(5)
OCP 2022-24	930 Sylvan Avenue, Suite 105, Englewood Cliffs, NJ 07632	Investment Funds and Vehicles	Collaterized loan obligation	10.13%	SOFR (Q)	6.25%	10/2037	1,574.0	(5)
			Collaterized loan obligation	20.62%			10/2037	1,599.9	(5)
OCP 2025-43	930 Sylvan Avenue, Suite 105, Englewood Cliffs, NJ 07632	Investment Funds and Vehicles	Collaterized loan obligation	10.79%	SOFR (Q)	6.50%	07/2038	2,164.2	(5)
OCP 2025-44	930 Sylvan Avenue, Suite 105, Englewood Cliffs, NJ 07632	Investment Funds and Vehicles	Collaterized loan obligation	9.06%	SOFR (Q)	4.80%	10/2038	1,808.1	(5)
OCP 2025-48	930 Sylvan Avenue, Suite 105, Englewood Cliffs, NJ 07632	Investment Funds and Vehicles	Collaterized loan obligation	10.70%			12/2038	13,602.8	(5)
OCPA 2023-29	930 Sylvan Avenue, Suite 105, Englewood Cliffs, NJ 07632	Investment Funds and Vehicles	Collaterized loan obligation	8.88%	SOFR (Q)	5.00%	01/2036	973.9	(5)
OCPA 2025-41	930 Sylvan Avenue, Suite 105, Englewood Cliffs, NJ 07632	Investment Funds and Vehicles	Collaterized loan obligation	8.00%			04/2037	1,505.9	(5)
OCT61 2023-2	250 Park Avenue, 15th Floor, New York, NY 10177	Investment Funds and Vehicles	Collaterized loan obligation	11.77%	SOFR (Q)	7.89%	04/2038	1,535.8	(5)
OCT63 2024-2	250 Park Avenue, 15th Floor, New York, NY 10177	Investment Funds and Vehicles	Collaterized loan obligation	10.38%	SOFR (Q)	6.50%	07/2037	1,181.4	(5)
OCT67 2023-1	250 Park Avenue, 15th Floor, New York, NY 10177	Investment Funds and Vehicles	Collaterized loan obligation	12.00%			07/2038	1,591.0	(5)
Odevo AB	Hammarbybacken 31, Stockholm, AB 120 30, Sweden	Real Estate Management & Development	First lien senior secured loan				12/2030	-	(5)(368)
OHACP 2024-17	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	8.88%	SOFR (Q)	5.00%	01/2038	3,022.5	(5)
			Collaterized loan obligation	11.52%			01/2038	2,044.9	(5)

OHALF 2016-1	1 Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.03%			07/2037		1,303.0	(5)
OID-OL Intermediate I, LLC	20 Enterprise, Suite 100, Aliso Viejo, CA 92656	Software & Services	First lien senior secured loan	9.84%	SOFR (Q)	6.00%	02/2029		23,703.9
OKANAGAN 2024-1	1585 Broadway, 4th Floor, New York, NY 10036	Investment Funds and Vehicles	Private asset-backed investment	11.74%	SOFR (M)	8.25%	12/2032		19,936.8	(5)
Omnia Partners, LLC	5001 Aspen Grove Drive, Franklin, TN 37067	Commercial & Professional Services	First lien senior secured loan	6.45%	SOFR (B)	2.75%	12/2032		8,005.6
Omnigo Software, LLC, Omnigo Software - I, Inc., and Omnigo Software - Q, Inc.	10430 Baur Boulevard, Olivette, MO 63132	Software & Services	First lien senior secured revolving loan				12/2030		-	(369)
			First lien senior secured loan	8.70%	SOFR (Q)	5.00%	12/2030		4,651.7
			First lien senior secured loan				12/2030		-	(370)
One Equity Partners VI, L.P.	510 Madison Avenue, 19th Floor, New York, NY 10022	Investment Funds and Vehicles	Limited partnership interests					0.45%	3,692.2	(5)(371)
One Equity Partners VII, L.P.	510 Madison Avenue, 19th Floor, New York, NY 10022	Investment Funds and Vehicles	Limited partnership interests					0.14%	2,494.2	(5)(372)
OneDigital Borrower LLC	200 Galleria Parkway SE, Suite 1950, Atlanta, GA 30339	Insurance	First lien senior secured loan	6.72%	SOFR (M)	3.00%	07/2031		50,949.0
Onex Partners III LP	161 Bay Street, Toronto, Ontario M5J 2S1, Canada	Investment Funds and Vehicles	Limited partnership interests					0.20%	1,297.3	(5)(373)
Onex Partners IV LP	161 Bay Street, Toronto, Ontario M5J 2S1, Canada	Investment Funds and Vehicles	Limited partnership interests					0.14%	2,695.0	(5)(374)
Opal Bidco SAS	1715 W 38th Street, Chattanooga, TN 37409	Household & Personal Products	First lien senior secured loan	6.69%	SOFR (Q)	3.00%	04/2032		60,846.8
OPH NEP Investment, LLC	230 West Street, Columbus, OH 43065	Capital Goods	Senior subordinated loan	10.00% (7.00% PIK)			05/2032		39,459.5	(3)
			Class B common units					8.24%	2,754.0	(3)
Orange Barrel Media, LLC/IKE Smart City, LLC	250 N Hartford Avenue, Suite 200, Columbus, OH 43222	Sports, Media and Entertainment	Private asset-backed investment	9.47%	SOFR (M)	5.75%	10/2027		3,625.2	(375)
			Private asset-backed investment	9.47%	SOFR (M)	5.75%	03/2027		2,852.0
			Private asset-backed investment				03/2027		-	(376)
Oryx Midstream Services Permian Basin LLC	4000 North Big Spring, Suite 210, Midland, TX 79705	Energy	First lien senior secured loan	5.98%	SOFR (M)	2.25%	10/2028		41,872.8
Osttra Group Ltd.	300 Vesey Street, 4th Floor, New York, NY 10282	Financial Services	First lien senior secured loan	7.43%	SOFR (Q)	3.50%	10/2032		27,006.4
OVG Business Services, LLC	5050 S Syracuse Street, Greenwood Village, CO 80237	Sports, Media and Entertainment	First lien senior secured loan	6.72%	SOFR (M)	3.00%	06/2031		38,804.6
Pallas Australia Feeder Trust	5th Floor, Pallas House, 30-36 Bay Street, Double Bay NSW 2028, Australia	Real Estate Management & Development	Private asset-backed investment	11.40%	BBSY (M)	7.85%	07/2028		511.7	(5)
Pallas Funding Trust No.2	5th Floor, Pallas House, 30-36 Bay Street, Double Bay NSW 2028, Australia	Real Estate Management & Development	Private asset-backed investment	11.40%	BBSY (M)	7.85%	02/2027		1,427.0	(5)
			Private asset-backed investment	11.61%	BBSY (M)	7.85%	10/2027		815.4	(5)
Pallas NZ Funding Trust No. 1	5th Floor, Pallas House, 30-36 Bay Street, Double Bay NSW 2028, Australia	Real Estate Management & Development	Private asset-backed investment	9.36%	BBSY (M)	6.15%	07/2026		2,154.9	(5)(377)
Par Petroleum LLC / Par Petroleum Finance Corp	825 Town & Country Lane, Suite 1500, Houston, TX 77024	Energy	First lien senior secured loan	6.95%	SOFR (S)	3.25%	02/2030		8,051.5
Parexel International Inc.	275 Grove Street, Suite 101C, Newton, MA 02466	Financial Services	First lien senior secured loan	6.47%	SOFR (M)	2.75%	12/2031		64,548.9
Paris US Holdco, Inc. & 1001028292 Ontario Inc.	79 Prospect Avenue, South Paris, ME 04281	Capital Goods	First lien senior secured revolving loan	8.47%	SOFR (M)	4.75%	12/2031		633.2	(5)(378)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	12/2031		52,507.7	(5)
			First lien senior secured loan				12/2031		-	(5)(379)
Pasadena Performance Products, LLC	1000 Louisiana Street, Suite 5200, Houston, TX 77002	Energy	First lien senior secured loan	6.92%	SOFR (Q)	3.25%	02/2032		34,575.3

Pathstone Family Office LLC and Kelso XI Tailwind Co-Investment, L.P.	1900 Avenue of the Stars, Suite 970, Los Angeles, CA 90067	Financial Services	First lien senior secured revolving loan	8.82%	SOFR (M)	5.00%	05/2028		509.2	(5)(380)
			First lien senior secured loan	8.82%	SOFR (M)	5.00%	05/2029		26,614.2	(5)
			First lien senior secured loan				05/2029		-	(5)(381)
			Limited partnership interests					0.04%	137.6	(5)(382)
Pave America Holding, LLC	6801 Kennedy Road, Suite 201, Warrenton, VA 20187	Capital Goods	First lien senior secured revolving loan	8.42%	SOFR (Q)	4.75%	08/2032		1,656.2	(383)
			First lien senior secured loan	8.94% (2.88% PIK)	SOFR (Q)	5.25%	08/2032		20,734.7	(384)
PCIA SPV-3, LLC and ASE Royal Aggregator, LLC	6201 College Boulevard, Suite 23150, Overland Park, KS 66211	Financial Services	First lien senior secured revolving loan				08/2029		-	(5)(385)
			First lien senior secured loan	8.92%	SOFR (Q)	5.25%	08/2029		11,850.7	(5)(386)
			Preferred units					0.88%	1,744.0	(5)
PCMI Parent, LLC and PCMI Ultimate Holdings, LP	1030 Higgins Road, Suite 305, Park Ridge, IL 60068	Software & Services	First lien senior secured revolving loan				03/2032		-	(387)
			First lien senior secured loan	9.21%	SOFR (Q)	5.50%	03/2032		36,678.2
			Class A units	9.00% PIK				0.28%	1,367.8
			Class B units					0.25%	-
PCS MidCo, Inc. and PCS Parent, L.P.	40 W 57th Street, 16th Floor, New York, NY 10019	Financial Services	First lien senior secured revolving loan				03/2030		-	(388)
			First lien senior secured loan	9.42%	SOFR (Q)	5.75%	03/2030		11,833.2	(389)
			Class A units					0.30%	892.0
PDDS HoldCo, Inc.	17872 Gillette Avenue, Suite 250, Irvine, CA 92614	Software & Services	First lien senior secured revolving loan				09/2031		-	(390)
			First lien senior secured loan	9.72%	SOFR (M)	6.00%	09/2031		13,914.5
Perigon Wealth Management, LLC and Perigon Wealth Advisors Holdings Company, LLC	201 Mission Street, Suite 1825, San Francisco, CA 94105	Financial Services	First lien senior secured loan	8.47%	SOFR (M)	4.75%	03/2031		133.9	(5)(391)
Permira IV L.P. 2	80 Pall Mall, London SW1Y 5ES, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.07%	1,505.2	(5)(392)
Permira V G.P. L.P.	80 Pall Mall, London SW1Y 5ES, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.02%	283.3	(5)(393)
Permira VI L.P.1	80 Pall Mall, London SW1Y 5ES, United Kingdom	Investment Funds and Vehicles	Limited partnership interests					0.01%	503.9	(5)(394)
PestCo Holdings, LLC and PestCo, LLC	7676 Forsythe Boulevard, Suite 2700, St Louis, MO 63105	Consumer Services	First lien senior secured revolving loan				08/2030		-	(395)
			First lien senior secured loan	8.59%	SOFR (Q)	4.75%	08/2030		21,871.8	(396)
			Class A units					0.04%	163.7
PG Investment Company 59 S.a r.l.	6 Rue Eugène Ruppert, Luxembourg 2453, Luxembourg	Consumer Services	First lien senior secured loan	5.92%	SOFR (Q)	2.25%	03/2031		5,720.0	(5)
pH Beauty Holdings III, Inc.	1950 Innovation Parkway, Suite 100, Chicago, IL 60048	Household & Personal Products	First lien senior secured revolving loan				09/2027		-	(397)
			First lien senior secured loan	8.78%	SOFR (S)	5.00%	09/2027		12,775.7
Phoenix Operating LLC	18575 Jamboree Road, Suite 830, Irvine, CA 92612	Energy	First lien senior secured loan	10.77%	SOFR (Q)	7.00%	10/2028		68,283.1
Pike Corporation	100 Pike Way, Mount Airy, NC 27030	Capital Goods	First lien senior secured revolving loan				12/2032		-	(398)
			First lien senior secured loan	8.20%	SOFR (Q)	4.50%	12/2032		174,309.2
			First lien senior secured loan				12/2032		-	(399)

Ping Identity Corp	1001 17th Street, Suite 100, Denver, CO 80202	Software & Services	First lien senior secured loan	6.59%	SOFR (Q)	2.75%	11/2032		2,002.5
Pinnacle Buyer, LLC	1250 Northland Drive, Suite 200, Mendota Heights, MN 55120	Capital Goods	First lien senior secured loan	6.49%	SOFR (Q)	2.50%	10/2032		41,854.2
			First lien senior secured loan				10/2032		-	(400)
Pinnacle MEP Intermediate Holdco LLC and BPCP Pinnacle Holdings, Inc.	100 Maple Park Boulevard, St Clair Shores, MI 48081	Consumer Services	First lien senior secured revolving loan	10.50% (1.50% PIK)	SOFR (Q)	6.75%	10/2030		761.9	(401)
			First lien senior secured loan	10.68% (1.50% PIK)	SOFR (Q)	6.75%	10/2030		7,439.8	(402)
			Common stock					1.09%	88.3
Pioneer AcquisitionCo, LLC	2425 E Pioneer Drive, Irving, TX 75061	Financial Services	First lien senior secured loan	6.94%	SOFR (Q)	3.25%	10/2032		12,546.9
PIPK 2025-18	1114 Avenue of the Americas, 37th Floor, New York, NY 10036	Investment Funds and Vehicles	Collaterized loan obligation	9.63%	SOFR (Q)	5.75%	04/2038		1,268.4	(5)
Planview Parent, Inc.	12301 Research Boulevard, Research Park Plaza V, Suite 400, Austin, TX 78759	Software & Services	First lien senior secured loan	7.17%	SOFR (Q)	3.50%	12/2027		2,181.9
PLMRS 2025-3	1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	Investment Funds and Vehicles	Collaterized loan obligation	9.23%	SOFR (Q)	4.95%	07/2038		3,637.4	(5)
PNTPK 2019-1	1691 Michigan Avenue, Suite 500, Miami Beach, FL 33139	Investment Funds and Vehicles	Collaterized loan obligation	8.16%	SOFR (Q)	4.30%	07/2036		8,099.3	(5)
PointClickCare Technologies Inc.	5570 Explorer Drive, Mississauga, ON L4W 0C4, Canada	Health Care Equipment and Services	First lien senior secured loan	6.42%	SOFR (Q)	2.75%	11/2031		39,878.9	(5)
Polaris Newco, LLC	1500 Solana Boulevard, Suite 6300, Roanoke, TX 76262	Software & Services	First lien senior secured loan	7.85%	SOFR (Q)	3.75%	06/2028		63,496.2
Poseidon IntermediateCo, Inc.	2035 Lakeside Centre Way, Suite 125, Knoxville, TN 37922	Software & Services	First lien senior secured revolving loan				06/2031		-	(403)
			First lien senior secured loan	8.23%	SOFR (M)	4.50%	06/2032		27,263.3
			First lien senior secured loan				06/2032		-	(404)
Prairie ECI Acquiror LP	345 Park Avenue, New York, NY 10154	Energy	First lien senior secured loan	7.47%	SOFR (M)	3.75%	08/2029		8,693.2
Precision Concepts Parent Inc., Precision Concepts International LLC, and Precision Concepts Canada Corporation	16810 Kenton Drive, Suite 310, Huntersville, NC 28078	Materials	First lien senior secured revolving loan	8.59%	SOFR (Q)	4.75%	08/2032		500.7	(5)(405)
			First lien senior secured loan	8.58%	SOFR (Q)	4.75%	08/2032		33,312.9	(5)
Pregis TopCo LLC	1650 Lake Cook Road, Suite 400, Deerfield, IL 60015	Materials	First lien senior secured loan	7.80%	SOFR (M)	4.00%	02/2029		16,372.9
Premiere Buyer, LLC	11111 Santa Monica Boulevard, Los Angeles, CA 90025	Consumer Services	First lien senior secured revolving loan				05/2030		-	(406)
			First lien senior secured loan	8.17%	SOFR (Q)	4.50%	05/2031		27,357.5
			First lien senior secured loan				05/2031		-	(407)
Premise Health Holding Corp. and OMERS Bluejay Investment Holdings LP	5500 Maryland Way, Suite 400, Brentwood, TN 37027	Health Care Equipment and Services	First lien senior secured revolving loan				11/2031		-	(408)
			First lien senior secured loan	8.17%	SOFR (Q)	4.50%	11/2032		15,921.1
			First lien senior secured loan				11/2032		-	(409)
Priority Waste Holdings LLC, Priority Waste Holdings Indiana LLC and Priority Waste Super Holdings, LLC	45000 River Ridge Drive, Suite 200, Clinton Township, MI 48038	Commercial & Professional Services	First lien senior secured revolving loan	9.49%	SOFR (Q)	5.50%	08/2029		1.9	(410)
			First lien senior secured revolving loan	11.25%	Base Rate (Q)	4.50%	08/2029		0.1
			First lien senior secured loan	11.99%	SOFR (Q)	8.00%	08/2029		34,724.0
			First lien senior secured loan	14.73% PIK	SOFR (M)	11.00%	08/2029		2,054.5
			First lien senior secured loan				08/2029		-	(411)
			Warrant to purchase Class A common units				08/2036	13.63%	-
			Warrant to purchase Class A common units				06/2036	4.41%	-
Project Alliance Buyer, LLC	495 N Keller Road, Suite 100, Maitland, FL 32751	Health Care Equipment and Services	First lien senior secured revolving loan				08/2031		-	(412)
			First lien senior secured loan	8.82%	SOFR (Q)	5.00%	08/2031		8,966.9

Project Boost Purchaser, LLC	11660 Alpharetta Highway, Suite 210, Roswell, GA 30076	Software & Services	First lien senior secured loan	6.42%	SOFR (Q)	2.75%	07/2031		36,849.1
Project Cardinal Acquisition, LLC	9366 E Raintree Drive, Suite 101, Scottsdale, AZ 85260	Consumer Distribution and Retail	First lien senior secured revolving loan				10/2032		-	(413)
			First lien senior secured loan	8.49%	SOFR (S)	4.50%	10/2032		17,876.5
			First lien senior secured loan				10/2032		-	(414)
Project Castle, Inc.	333 Buttonwood Street, West Reading, PA 19611	Capital Goods	First lien senior secured loan	9.36%	SOFR (S)	5.50%	06/2029		18,058.0
Project Ruby Ultimate Parent Corp.	11300 Switzer Road, Overland Park, KS 66210	Health Care Equipment and Services	First lien senior secured loan	6.74%	SOFR (M)	2.75%	03/2028		110,834.5
Proofpoint, Inc.	925 W Maude Avenue, Sunnyvale, CA 94085	Software & Services	First lien senior secured revolving loan				06/2028		-	(415)
			First lien senior secured loan	6.92%	SOFR (M)	3.00%	08/2028		106,230.5
			Second lien senior secured loan	7.66%	Euribor (M)	5.75%	12/2033		26,303.8
			Second lien senior secured loan	9.53%	SOFR (M)	5.75%	12/2033		25,611.8
Propagate Content LLC	1640 S Sepulveda Boulevard, Suite 300, Los Angeles, CA 90025	Sports, Media and Entertainment	Preferred equity	8.00% PIK				26.70%	4,083.5
Property Finder Mercury Ltd	Shatha Tower, Suite 1505, Dubai Media City, Dubai, United Arab Emirates	Software & Services	First lien senior secured loan				12/2032		-	(5)(416)
PROSE 2024-3	3200 Windy Hill Road SE, Suite 1200E, Atlanta, GA 30339	Investment Funds and Vehicles	Private asset-backed investment	8.85%			10/2054		25,834.4	(5)
Providence Equity Partners (Midsummer) L.P.	50 Kennedy Plaza, 18th Floor, Providence, RI 02903	Investment Funds and Vehicles	Limited partnership interests					0.06%	836.3	(5)(417)
Providence Equity Partners VII, L.P.	50 Kennedy Plaza, 18th Floor, Providence, RI 02903	Investment Funds and Vehicles	Limited partnership interests					0.07%	582.7	(5)(418)
Providence Equity Partners VII-A L.P.	50 Kennedy Plaza, 18th Floor, Providence, RI 02903	Investment Funds and Vehicles	Limited partnership interests					0.20%	1,675.5	(5)(419)
Providence Equity Partners VIII, L.P.	50 Kennedy Plaza, 18th Floor, Providence, RI 02903	Investment Funds and Vehicles	Limited partnership interests					0.06%	3,641.4	(5)(420)
PSC Parent, Inc.	5025 Preston Road, Pasadena, TX 77505	Commercial & Professional Services	First lien senior secured revolving loan	8.97%	SOFR (M)	5.25%	04/2030		3,463.4	(421)
			First lien senior secured loan	8.98%	SOFR (M)	5.25%	04/2031		50,575.7	(422)
PumpTech, LLC and Impel CV-B, LP	12020 SE 32nd Street, Suite 2, Bellevue, WA 98005	Capital Goods	First lien senior secured revolving loan	8.47%	SOFR (M)	4.75%	01/2031		370.4	(423)
			First lien senior secured revolving loan	10.50%	Base Rate (Q)	3.75%	01/2031		370.4
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	01/2031		15,162.7	(424)
			Limited partnership interest					0.64%	942.2	(425)
Purple Garden Invest (D) AB	Birger Jarlsgatan 41, A111 45 Stockholm, Sweden	Investment Funds and Vehicles	Limited partnership interests					0.21%	1,203.8	(5)(426)
PushPay USA Inc.	18300 Redmond Way, Redmond, WA 98052	Software & Services	First lien senior secured loan	7.62%	SOFR (Q)	3.75%	08/2031		39,228.3
PXLY 2024-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	8.90%	SOFR (Q)	5.00%	01/2037		6,077.3	(5)

PYE-Barker Fire & Safety, LLC	11605 Haynes Bridge Road, Alpharetta, GA 30009	Commercial & Professional Services	First lien senior secured loan	6.21%	SOFR (Q)	2.50%	12/2032		29,971.3
			First lien senior secured loan				12/2032		-	(427)
QBS Parent, Inc.	811 Main Street, Houston, TX 77002	Software & Services	First lien senior secured revolving loan	8.22%	SOFR (M)	4.50%	06/2032		135.5	(428)
			First lien senior secured loan	8.17%	SOFR (Q)	4.50%	06/2032		14,636.7
QF Holdings, Inc.	315 Deaderick Street, Suite 2300, Nashville, TN 37238	Software & Services	First lien senior secured revolving loan				12/2032		-	(429)
			First lien senior secured loan	8.19%	SOFR (A)	4.50%	12/2032		87,584.2
			First lien senior secured loan				12/2032		-	(430)
Quartz Holding Company	333 W River Park Drive, Provo, UT 84604	Sports, Media and Entertainment	First lien senior secured loan	6.97%	SOFR (M)	3.25%	10/2028		3,989.6
Quick Quack Car Wash Holdings, LLC and KKR Game Changer Co-Invest Feeder II L.P.	1380 Lead Hill Boulevard, Suite 260, Roseville, CA 95661	Consumer Services	First lien senior secured revolving loan				06/2031		-	(431)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	06/2031		67,925.2	(432)
			Limited partnership interest					0.60%	14,878.0
Quintain Investments Holdings Limited	180 Great Portland Street, London W1W 5QZ, United Kingdom	Real Estate Management & Development	Private asset-backed investment				08/2031		57,205.3	(5)(433)
			Class B common units						-	(5)
Quirch Foods Holdings, LLC	2701 S Le Jeune Road, 12th Floor, Coral Gables, FL 33134	Consumer Distribution and Retail	First lien senior secured loan	10.34%	SOFR (S)	6.50%	11/2030		101,644.0
			First lien senior secured loan				11/2030		-	(434)
Radiant Intermediate Holding, LLC	901 Reinli Street, Austin, TX 78751	Consumer Services	First lien senior secured loan	9.92%	SOFR (Q)	6.00%	11/2026		862.0
Radiate Holdco LLC	650 College Road E, Suite 3100, Princeton, NJ 08540	Sports, Media and Entertainment	First lien senior secured loan	7.79%	SOFR (M)	4.00%	06/2029		12,159.5	(435)
Radnet Management, Inc.	1510 Cotner Avenue, Los Angeles, CA 90025	Health Care Equipment and Services	First lien senior secured loan	6.07%	SOFR (Q)	2.25%	04/2031		5,188.2	(5)
Raising Cane's Restaurants LLC	100 North Street, Suite 802, Baton Rouge, LA 70802	Consumer Services	First lien senior secured loan	5.84%	SOFR (M)	2.00%	11/2032		23,623.3
Raven Acquisition Holdings, LLC	434 W Ascension Way, 6th Floor, Salt Lake City, UT 84123	Health Care Equipment and Services	First lien senior secured revolving loan				11/2029		-	(436)
			First lien senior secured loan	6.72%	SOFR (M)	3.00%	11/2031		38,929.2
			First lien senior secured loan				11/2031		-	(437)
Reagent Chemical & Research, LLC	115 US Highway 202, Ringoes, NJ 08551	Materials	First lien senior secured revolving loan				04/2030		-	(438)
			First lien senior secured loan	9.12%	SOFR (M)	5.25%	04/2031		52,104.2
RealPage, Inc.	2201 Lakeside Boulevard, Richardson, TX 75082	Software & Services	First lien senior secured loan	7.42%	SOFR (Q)	3.75%	04/2028		36,787.9
			First lien senior secured loan	7.18%	SOFR (Q)	3.00%	04/2028		17,095.1
Red Garden Invest (D) AB	Birger Jarlsgatan 41, A111 45 Stockholm, Sweden	Investment Funds and Vehicles	Limited partnership interests					0.21%	1,599.9	(5)(439)
Reddy Ice LLC	5710 LBJ Freeway, Suite 300, Dallas, TX 75240	Consumer Distribution and Retail	First lien senior secured revolving loan				04/2029		-	(440)
			First lien senior secured loan				04/2029		-	(441)
Redwood Services LP	6584 Poplar Avenue, Memphis, TN 38138	Consumer Services	First lien senior secured revolving loan				06/2032		-	(442)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	06/2032		36,347.4	(443)
RegionalCare Hospital Partners Holdings, Inc.	330 Seven Springs Way, Brentwood, TN 37027	Health Care Equipment and Services	First lien senior secured loan	7.33%	SOFR (M)	3.50%	05/2031		3,186.6
Resonetics, LLC	26 Whipple Street, Nashua, NH 03060	Health Care Equipment and Services	First lien senior secured loan	6.59%	SOFR (Q)	2.75%	06/2031		49,440.3
Retained Vantage Data Centers Intermediate Holdco, LP and Retained Vantage Data Centers Assets, LP	2805 Bowers Avenue, Suite 220, Santa Clara, CA 95051	Data Centers	Senior subordinated loan	9.50%			12/2031		41,663.9
			Senior subordinated loan				12/2031		-	(444)

Revival Animal Health, LLC	1700 Albany Place SE, Orange City, IA 51041	Health Care Equipment and Services	First lien senior secured revolving loan	9.73%	SOFR (Q)	6.00%	01/2028		1,826.5	(445)
			First lien senior secured loan	9.72%	SOFR (Q)	6.00%	01/2028		29,744.7
			First lien senior secured loan				01/2028		-	(446)
Royal Borrower, LLC and Royal Parent, LP	3720 Zip Industrial Boulevard SE, Atlanta, GA 30354	Consumer Distribution and Retail	First lien senior secured revolving loan				07/2030		-	(447)
			First lien senior secured loan	9.00%	SOFR (M)	5.25%	07/2030		18,304.5
			First lien senior secured loan				07/2030		-	(448)
			Class A preferred units	10.00% PIK				1.19%	1,981.1
RRAM 2022-21	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	10.69%	SOFR (Q)	6.79%	07/2039		227.8	(5)
			Collaterized loan obligation	9.48%			07/2039		7,076.4	(5)
RRAM 2022-23	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	8.90%	SOFR (Q)	5.00%	07/2037		4,414.2	(5)
RRAM 2022-24	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	10.68%	SOFR (Q)	6.78%	01/2037		689.5	(5)
RRAM 2023-25	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	11.15%	SOFR (Q)	7.25%	10/2037		778.4	(5)
RRAM 2023-27	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	14.64%			10/2035		4,644.8	(5)
RRAM 2024-29R	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	14.13%			07/2039		3,041.7	(5)
RRAM 2024-30	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	10.22%	SOFR (Q)	6.32%	07/2036		394.1	(5)
			Collaterized loan obligation	11.87%			07/2036		5,569.0	(5)
RRAM 2024-31	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	10.77%	SOFR (Q)	6.87%	10/2039		445.0	(5)
			Collaterized loan obligation	14.25%			10/2039		8,951.2	(5)
RRAM 2024-33	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	10.71%	SOFR (Q)	6.81%	10/2039		494.7	(5)
RRAM 2024-35	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	10.71%	SOFR (Q)	6.81%	01/2040		493.9	(5)
RRAM 2025-37	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	8.55%	SOFR (Q)	4.65%	04/2038		1,060.8	(5)
RRAM 2025-38	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	12.99%			04/2040		2,114.6	(5)
RRAM 2025-40	9 W 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	10.05%	SOFR (Q)	5.75%	07/2038		8,842.9	(5)
Runway Bidco, LLC	3201 Dallas Parkway, Frisco, TX 75034	Software & Services	First lien senior secured revolving loan				12/2031		-	(449)
			First lien senior secured loan	8.67%	SOFR (Q)	5.00%	12/2031		1,912.6
			First lien senior secured loan				12/2031		-	(450)
RWA Wealth Partners, LLC	85 Wells Avenue, Newton, MA 02459	Financial Services	First lien senior secured revolving loan				11/2030		-	(5)(451)
			First lien senior secured loan	8.61%	SOFR (Q)	4.75%	11/2030		9,165.7	(5)(452)
Saber Parent Holdings Corp. and MSHC, Inc.	214 N Tryon Street, Suite 2425, Charlotte, NC 28202	Consumer Services	First lien senior secured revolving loan				12/2032		-	(453)
			First lien senior secured loan	8.23%	SOFR (Q)	4.50%	12/2032		14,220.2
			First lien senior secured loan				12/2032		-	(454)
Sabseg Group, S.L.	Calle de Hermosilla 28, Planta 1a, 28001 Madrid, Spain	Insurance	First lien senior secured loan				04/2029		-	(5)(455)

SageSure Holdings, LLC and SageSure LLC	101 Hudson Street, Suite 2700, Jersey City, NJ 07302	Insurance	First lien senior secured loan	8.47%	SOFR (M)	4.75%	01/2030		66,683.9
			First lien senior secured loan				01/2030		-	(456)
Sandlot Action Sports, LLC	34 E 51st Street, New York, NY 10022	Sports, Media and Entertainment	Common units					0.14%	21.7
Sapphire Software Buyer, Inc.	675 Almanor Avenue, Sunnyvale, CA 94085	Software & Services	First lien senior secured revolving loan				09/2031		-	(457)
			First lien senior secured loan	8.87%	SOFR (S)	5.00%	09/2031		40,564.3
Saturn Purchaser Corp.	201 1st Street, Suite 307, Petaluma, CA 94952	Commercial & Professional Services	First lien senior secured revolving loan				07/2030		-	(458)
			First lien senior secured loan	8.71%	SOFR (Q)	4.85%	07/2030		7,505.7
			First lien senior secured loan				07/2030		-	(459)
SCIH Salt Holdings Inc.	10955 Lowell Avenue, Suite 500, Overland Park, KS 66210	Consumer Distribution and Retail	First lien senior secured loan	5.52%	SOFR (Q)	1.75%	01/2029		85,152.3
Sedgwick Claims Management Services, Inc.	8125 Sedgwick Way, Memphis, TN 38125	Software & Services	First lien senior secured loan	6.22%	SOFR (M)	2.50%	07/2031		56,799.2
Severin Acquisition, LLC	150 Parkshore Drive, Folsom, CA 95630	Software & Services	First lien senior secured revolving loan				10/2031		-	(460)
			First lien senior secured loan	8.47% (2.25% PIK)	SOFR (M)	4.75%	10/2031		108,881.5	(461)
SGM Acquisition Sub, LLC and Schill Holdings, LP	5000 Mills Ind Parkway, Suite 4, North Ridgeville, OH 44039	Commercial & Professional Services	First lien senior secured revolving loan				12/2031		-	(462)
			First lien senior secured loan	8.72%	SOFR (Q)	5.00%	12/2031		17,638.4
			First lien senior secured loan				12/2031		-	(463)
			Common units					0.47%	1,010.0
Sharp Midco LLC	7451 Keebler Way, Allentown, PA 18106	Health Care Equipment and Services	First lien senior secured loan	6.67%	SOFR (Q)	3.00%	09/2032		44,841.4
Shout! Factory, LLC	1640 S Sepulveda Boulevard, Suite 400, Los Angeles, CA 90025	Sports, Media and Entertainment	First lien senior secured revolving loan	8.93%	SOFR (Q)	5.25%	06/2031		242.9	(464)
			First lien senior secured loan	8.92%	SOFR (Q)	5.25%	06/2031		17,389.0
SIG Parent Holdings, LLC	530 Oak Court Drive, Suite 245, Memphis, TN 38117	Insurance	First lien senior secured revolving loan				08/2031		-	(465)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	08/2031		32,150.8	(466)
Signant Finance One Limited and Bracket Intermediate Holding Corp.	785 Arbor Way, Blue Bell, PA 19422	Health Care Equipment and Services	First lien senior secured revolving loan				10/2031		-	(5)(467)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	10/2031		21,872.7	(5)
			First lien senior secured loan				10/2031		-	(5)(468)
Signia Aerospace, LLC	4 Embarcadero Center, Suite 2660, San Francisco, CA 94111	Capital Goods	First lien senior secured loan	6.57%	SOFR (Q)	2.75%	12/2031		7,225.5
			First lien senior secured loan				12/2031		-	(469)
Silk Holdings III LLC and Silk Holdings I Corp.	1 International Place, Suite 3240, Boston, MA 02110	Household & Personal Products	First lien senior secured revolving loan	8.34%	SOFR (M)	4.50%	12/2032		1,950.6	(470)
			First lien senior secured loan	8.34%	SOFR (M)	4.50%	12/2032		141,591.3
			Common stock					0.33%	4,064.0
Silver Lake Partners IV, L.P.	2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025	Investment Funds and Vehicles	Limited partnership interests					0.02%	1,918.6	(5)(471)
Silver Midco 1 GmbH and Silver Bidco GmbH	Fregestrasse 8, 07747 Jena, Germany	Health Care Equipment and Services	First lien senior secured loan	7.27%	Euribor (Q)	5.25%	06/2031		10,149.7	(5)
			First lien senior secured loan				06/2031		-	(5)(472)
			Senior subordinated loan	12.50%			12/2031		31,244.2	(5)
			Senior subordinated loan				12/2031		-	(5)(473)
SIXST 2020-16	1 Letterman Drive, Building B, San Francisco, CA 94129	Investment Funds and Vehicles	Collaterized loan obligation	9.24%			10/2032		821.3	(5)
SIXST 2021-17	1 Letterman Drive, Building B, San Francisco, CA 94129	Investment Funds and Vehicles	Collaterized loan obligation	17.20%			04/2038		3,690.4	(5)

SIXST 2021-20	1 Letterman Drive, Building B, San Francisco, CA 94129	Investment Funds and Vehicles	Collaterized loan obligation	9.38%	SOFR (Q)	5.50%	07/2038		3,253.3	(5)
SIXST 2022-21	1 Letterman Drive, Building B, San Francisco, CA 94129	Investment Funds and Vehicles	Collaterized loan obligation	9.62%	SOFR (Q)	5.75%	10/2037		2,048.0	(5)
			Collaterized loan obligation	14.43%			10/2037		3,124.5	(5)
SIXST 2024-26	1 Letterman Drive, Building B, San Francisco, CA 94129	Investment Funds and Vehicles	Collaterized loan obligation	9.53%	SOFR (Q)	5.65%	10/2037		655.2	(5)
SIXST 2024-27	1 Letterman Drive, Building B, San Francisco, CA 94129	Investment Funds and Vehicles	Collaterized loan obligation	9.13%	SOFR (Q)	5.25%	01/2038		1,762.4	(5)
SIXST 2025-28	1 Letterman Drive, Building B, San Francisco, CA 94129	Investment Funds and Vehicles	Collaterized loan obligation	9.32%	SOFR (Q)	5.45%	04/2038		739.5	(5)
			Collaterized loan obligation	11.22%			04/2038		2,118.9	(5)
SIXST 2025-29	1 Letterman Drive, Building B, San Francisco, CA 94129	Investment Funds and Vehicles	Collaterized loan obligation	12.11%			07/2038		4,273.9	(5)
SIXST 2025-30	1 Letterman Drive, Building B, San Francisco, CA 94129	Investment Funds and Vehicles	Collaterized loan obligation	9.14%	SOFR (Q)	4.85%	07/2038		2,328.8	(5)
			Collaterized loan obligation	11.64%			07/2038		5,325.1	(5)
SIXST 2025-31	1 Letterman Drive, Building B, San Francisco, CA 94129	Investment Funds and Vehicles	Collaterized loan obligation	11.50%			01/2039		17,086.2	(5)
Slaine Holdings LLC	101 Hudson Street, Suite 2700, Jersey City, NJ 07302	Insurance	Senior subordinated revolving loan				05/2030		-	(474)
			Senior subordinated loan	10.47%	SOFR (M)	6.75%	05/2030		64,445.2
			Senior Subordinated Loan				05/2030		-	(475)
Solar Bidco Limited	7 Wornal Park, Menmarsh Road, Aylesbury HP18 9PH, United Kingdom	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	8.27%	Euribor (Q)	6.25%	11/2029		5,719.3	(5)(476)
Sophia, L.P.	680 E Swedesford Road, Wayne, PA 19087	Software & Services	First lien senior secured loan	6.47%	SOFR (M)	2.75%	10/2029		62,634.8
			Second lien senior secured loan	8.47%	SOFR (M)	4.75%	11/2032		5,802.5
South Field Energy LLC	31 Milk Street, Suite 1001, Boston, MA 02109	Independent Power and Renewable Electricity Producers	First lien senior secured loan	7.00%	SOFR (Q)	3.00%	08/2031		0.5
South Florida Motorsports, LLC	347 Don Shula Drive, Miami Gardens, FL 33056	Sports, Media and Entertainment	Class A common interest					2.00%	6,427.0
Spaceship Purchaser, Inc.	459 Broadway, 5th Floor, New York, NY 10013	Software & Services	First lien senior secured revolving loan				10/2031		-	(477)
			First lien senior secured loan	7.92%	SOFR (Q)	4.25%	10/2031		77,489.5
Spark Purchaser, Inc.	30 Hudson Yards, New York, NY 10001	Software & Services	First lien senior secured revolving loan				04/2030		-	(478)
			First lien senior secured loan	9.17%	SOFR (Q)	5.50%	04/2031		15,292.5
SPEAK 2024-11	2001 Ross Avenue, Suite 1900, Dallas, TX 75201	Investment Funds and Vehicles	Collaterized loan obligation	16.55%			07/2037		3,206.8	(5)
Spindrift Beverage Co., Inc. and SBC Aggregator LP	55 Chapel Street, Suite 401, Newton, MA 02458	Food & Beverage	First lien senior secured revolving loan				02/2032		-	(479)
			First lien senior secured loan	8.94%	SOFR (Q)	5.00%	02/2032		10,096.6
			First lien senior secured loan				02/2032		-	(480)
			Limited partnership units					1.64%	9,363.6	(481)
Sport Maska Inc.	3400 Rue Raymond-Lasnier, Saint-Laurent, QC H4R 3L5, Canada	Consumer Durables & Apparel	First lien senior secured revolving loan	8.98%	SOFR (M)	5.25%	12/2030		1,295.8	(5)(482)
			First lien senior secured loan	7.77%	CDOR (M)	5.50%	12/2030		21,143.8	(5)

Spruce Bidco II Inc.	1 Baxter Parkway, Deerfield, IL 60015	Health Care Equipment and Services	First lien senior secured revolving loan				01/2032		-	(483)
			First lien senior secured loan	8.45%	SOFR (S)	4.75%	01/2032		97,426.3
			First lien senior secured loan	6.00%	TONA (Q)	5.25%	01/2032		13,464.7
			First lien senior secured loan	7.25%	CORRA (Q)	5.00%	01/2032		14,384.6
SPX Flow, Inc.	13320 Ballantyne Corporate Place, Charlotte, NC 28277	Capital Goods	First lien senior secured loan	6.47%	SOFR (M)	2.75%	04/2029		15,631.8
St Athena Global LLC and St Athena Global Holdings Limited	255 W Federal Street, Youngstown, OH 44503	Consumer Durables & Apparel	First lien senior secured revolving loan	9.10%	SOFR (Q)	5.25%	06/2029		539.2	(5)(484)
			First lien senior secured loan	8.97%	SONIA (M)	5.25%	06/2030		19,074.0	(5)
			First lien senior secured loan	9.02%	SOFR (Q)	5.25%	06/2030		31,319.9	(5)
			First lien senior secured loan				06/2030		-	(5)(485)
Sterilex LLC	111 Lakefront Drive, Cockeysville, MD 21030	Materials	First lien senior secured revolving loan	7.45%	SOFR (Q)	3.75%	09/2030		0.5	(486)
			First lien senior secured loan	8.95%	SOFR (Q)	5.25%	09/2030		5,312.5
			First lien senior secured loan				09/2030		-	(487)
Steward Partners Global Advisory, LLC, Steward Partners Investment Advisory, LLC, Steward Partners Intermediate II, LLC and Steward Partners New Holdings, LLC	2 Grand Central Tower, New York, NY 10017	Financial Services	First lien senior secured revolving loan				10/2028		-	(5)(488)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	10/2028		6,887.2	(5)(489)
			Senior subordinated loan	11.00% PIK			12/2032		22,278.2	(5)
			Warrant to purchase Class W units				12/2032	5.33%	2,644.6	(5)
STKPK 2022-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	10.05%	SOFR (Q)	6.15%	10/2037		1,674.4	(5)
			Collaterized loan obligation	12.13%			10/2037		13,079.6	(5)
			Collaterized loan obligation				10/2037		597.7	(5)
Student Transportation of America, Inc.	3349 Highway 138, Building A, Suite C, Wall Township, NJ 07719	Transportation	First lien senior secured loan	6.94%	SOFR (Q)	3.25%	06/2032		7,175.5
			First lien senior secured loan	6.67%	SOFR (S)	3.00%	06/2032		1,435.1
			First lien senior secured loan				06/2032		-	(490)
Sugar PPC Buyer LLC	950 Third Avenue, New York, NY 10022	Food & Beverage	First lien senior secured loan	8.41%	SOFR (S)	4.75%	10/2031		26,148.8	(491)
Sunbit Receivables Trust IV	10940 Wilshire Boulevard, Suite 1850, Los Angeles, CA 90024	Financial Services	Private asset-backed investment	10.79%	SOFR (M)	7.00%	04/2029		1,364.6	(492)
Sunvair Aerospace Group, Inc. and GB Helios Holdings, L.P.	29145 The Old Road, Valencia, CA 91355	Capital Goods	First lien senior secured revolving loan				05/2031		-	(493)
			First lien senior secured loan	8.67%	SOFR (Q)	5.00%	05/2031		34,767.1	(494)
			Series A common units					0.61%	1,676.4
Superman Holdings, LLC	17800 Royalton Road, Strongsville, OH 44136	Software & Services	First lien senior secured revolving loan				08/2031		-	(495)
			First lien senior secured loan	8.17%	SOFR (Q)	4.50%	08/2031		51,974.1
Supplying Demand, Inc.	4077 Redwood Avenue, Los Angeles, CA 90066	Food & Beverage	First lien senior secured revolving loan				11/2027		-	(496)
Surescripts, LLC	2550 S Clark Street, Arlington, VA 22202	Health Care Equipment and Services	First lien senior secured loan	8.42%	SOFR (Q)	4.75%	11/2031		100,696.3
			First lien senior secured loan				11/2031		-	(497)
Surgery Center Holdings, Inc.	340 Seven Springs Way, Brentwood, TN 37027	Health Care Equipment and Services	First lien senior secured loan	6.22%	SOFR (M)	2.50%	12/2030		27,085.4	(5)
SV Newco 2, Inc. and Site 2020 Incorporated	24 Akerley Boulevard, Unit 1, Dartmouth, NS B3B 1J3, Canada	Commercial & Professional Services	First lien senior secured revolving loan				06/2031		-	(5)(498)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	06/2031		27,107.3	(5)(499)
			First lien senior secured loan	10.50%	Base rate (Q)	3.75%	06/2031		1,916.4	(5)

Switch BBF, LLC	7135 S Decatur Boulevard, Las Vegas, NV 89118	Software & Services	Private asset-backed investment	11.37%	SOFR (S)	7.17%	08/2027		1,957.2
SYMP 2022-33	555 California Street, Suite 3100, San Francisco, CA 94104	Investment Funds and Vehicles	Collaterized loan obligation	9.22%	SOFR (Q)	5.35%	01/2038		1,195.1	(5)
SYMP 2023-40	555 California Street, Suite 3100, San Francisco, CA 94104	Investment Funds and Vehicles	Collaterized loan obligation	9.16%	SOFR (Q)	5.25%	01/2038		1,507.3	(5)
Symplr Software Inc. and Symplr Software Intermediate Holdings, Inc.	315 Capitol Street, Suite 100, Houston, TX 77002	Health Care Equipment and Services	First lien senior secured loan	8.44%	SOFR (Q)	4.50%	12/2027		706.3
			Second lien senior secured loan	11.82%	SOFR (Q)	7.88%	12/2028		14,801.8
Talon Buyer Inc. and Talon Holdings SCSP	7459 Whitepine Road, Richmond, VA 23237	Commercial & Professional Services	First lien senior secured revolving loan				07/2032		-	(500)
			First lien senior secured loan	8.39%	SOFR (Q)	4.50%	07/2032		21,908.0	(501)
			Class A units					2.10%	9,712.3	(5)
TCI Buyer LLC and TCI Holdings, LP	545 Columbia Avenue, Riverside, CA 92507	Household & Personal Products	First lien senior secured revolving loan				11/2030		-	(502)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	11/2030		23,296.7	(503)
			Common stock					0.61%	1,718.9
TCIFC 2023-1	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	8.83%	SOFR (Q)	4.95%	07/2038		1,819.6	(5)
Team Health Holdings, Inc.	265 Brookview Centre Way, Suite 203, Knoxville, TN 37919	Health Care Equipment and Services	First lien senior secured loan	8.34%	SOFR (Q)	4.50%	06/2028		74,811.6
			First lien senior secured notes	8.38%			06/2028		25,301.3
Telle Tire & Auto Service, LLC and Next Horizon Capital TireCo SPV, LP	7982 Big Bend Boulevard, Saint Louis, MO 63119	Automobiles & Components	First lien senior secured revolving loan	8.95%	SOFR (S)	4.75%	03/2031		245.5	(504)
			First lien senior secured revolving loan	10.50%	Base Rate (Q)	3.75%	03/2031		103.2
			First lien senior secured loan	8.71%	SOFR (Q)	4.75%	03/2031		7,527.4	(505)
			Limited partnership interests					0.51%	412.6
Texas Debt Capital CLO 2024-II Ltd	875 3rd Avenue, 24th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	9.12%	SOFR (Q)	5.25%	01/2037		4,134.4	(5)
The Edelman Financial Center, LLC	540 Madison Avenue, Suite 27B, New York, NY 10022	Financial Services	Second lien senior secured loan	8.97%	SOFR (M)	5.25%	10/2028		61,080.9	(5)
			First lien senior secured loan	6.72%	SOFR (M)	3.00%	04/2028		43,635.3	(5)
The Hiller Companies, LLC	3751 Joy Springs Drive, Mobile, AL 36693	Commercial & Professional Services	First lien senior secured revolving loan				06/2030		-	(506)
			First lien senior secured loan	8.72%	SOFR (M)	5.00%	06/2030		30,327.2	(507)
			First lien senior secured loan	8.54%	SOFR (M)	4.75%	06/2030		2,563.5	(508)
The Ultimus Group Midco, LLC, The Ultimus Group, LLC, and The Ultimus Group Aggregator, LP	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	Financial Services	First lien senior secured revolving loan				07/2032		-	(509)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	07/2032		28,144.3
			First lien senior secured loan				07/2032		-	(510)
Thoma Bravo Fund XI-A, L.P.	110 N Wacker Drive, 32nd Floor, Chicago, IL 60606	Investment Funds and Vehicles	Limited partnership interests					0.16%	1,010.6	(5)(511)
Thoma Bravo Special Opportunities Fund II-A, L.P.	110 N Wacker Drive, 32nd Floor, Chicago, IL 60606	Investment Funds and Vehicles	Limited partnership interests					0.57%	1,452.1	(5)(512)
THPT 2023-THL	600 Third Avenue, 40th Floor, New York, NY 10016	Investment Funds and Vehicles	Commercial mortgage-backed security	10.40%			12/2034		5,045.2	(5)

Three Rivers Buyer, Inc.	339 6th Avenue, Suite 1400, Pittsburgh, PA 15222	Software & Services	First lien senior secured revolving loan				11/2031		-	(513)
			First lien senior secured loan	8.60%	SOFR (S)	4.75%	11/2031		5,798.8
TI VI Holdings 1, L.P.	1 St. James's Market, Carlton Street, London SW1Y 4AH, United Kingdom	Financial Services	Preferred shares	9.31% PIK					3,450.6	(5)(514)
Tikehau Green Diamond II CFO Equity LP	412 W 15th Street, 17th Floor, New York, NY 10011	Investment Funds and Vehicles	Preferred shares	9.77%	Euribor (Q)	7.75%	12/2030		2,914.1	(5)(515)
Tikehau Ruby CLO Equity LP	412 W 15th Street, 17th Floor, New York, NY 10011	Investment Funds and Vehicles	Preferred shares	12.02%	Euribor (Q)	10.00%			588.9	(5)(516)
Tikehau Topaz LP	412 W 15th Street, 17th Floor, New York, NY 10011	Investment Funds and Vehicles	Preferred shares	12.67%	SOFR (Q)	9.00%			2,474.2	(5)(517)
Titan BW Borrower L.P.	555 E Lancaster Avenue, Suite 400, Radnor, PA 19087	Capital Goods	First lien senior secured revolving loan				07/2032		-	(518)
			First lien senior secured loan	9.25% (2.88% PIK)	SOFR (Q)	5.38%	07/2032		61,436.8
			First lien senior secured loan				07/2032		-	(519)
TPG IX Cardiff Debt HoldCo I, LLC, TPG IX Cardiff Debt Holdco II, LLC, TPG IX Cardiff CI I, L.P., and TPG IX Cardiff CI II, L.P.	5454 W 110th Street, Overland Park, KS 66211	Financial Services	First lien senior secured loan	9.96%	SOFR (Q)	6.00%	01/2033		9,587.9	(5)
			Limited partnership interest					0.18%	6,102.3	(5)
			Limited partnership interest					0.19%	535.9	(5)
TPG Partners VI, L.P.	345 California Street, Suite 3300, San Francisco, CA 94104	Investment Funds and Vehicles	Limited partnership interests					0.21%	325.3	(5)(520)
TPG Partners VIII, L.P.	345 California Street, Suite 3300, San Francisco, CA 94104	Investment Funds and Vehicles	Limited partnership interests					0.01%	1,640.3	(5)(521)
Trading Technologies International, Inc.	1 S Wacker Drive, Suite 1200, Chicago, IL 60606	Software & Services	First lien senior secured revolving loan				11/2032		-	(522)
			First lien senior secured loan	8.04%	SOFR (Q)	4.25%	11/2032		18,187.4
Transit Technologies LLC	2035 Lakeside Centre Way, Knoxville, TN 37922	Software & Services	First lien senior secured revolving loan				08/2030		-	(523)
			First lien senior secured loan	8.72%	SOFR (S)	5.00%	08/2031		11,995.1	(524)
			First lien senior secured loan	8.23%	SOFR (S)	4.50%	08/2031		6,673.6
			First lien senior secured loan				08/2031		-	(525)
TransMontaigne Operating Company L.P.	1670 Broadway, Suite 3100, Denver, CO 80202	Energy	First lien senior secured loan	6.22%	SOFR (M)	2.50%	11/2028		24,546.6
Trident TPI Holdings, Inc.	460 E Swedesford Road, Suite 3000, Wayne, PA 19087	Materials	First lien senior secured loan	7.42%	SOFR (Q)	3.75%	09/2028		43,670.1
Trident VI Parallel Fund, L.P.	20 Horseneck Lane, Greenwich, CT 06830	Investment Funds and Vehicles	Limited partnership interests					0.22%	1,672.6	(5)(526)
Trinity Capital Inc	11755 Wilshire Boulevard, Suite 2450, Los Angeles, CA 90025	Financial Services	Corporate bond	7.54%			10/2027		30,066.6	(5)
TriplePoint Venture Growth BDC Corp	2755 Sand Hill Road, Suite 150, Menlo Park, CA 94025	Investment Funds and Vehicles	Senior subordinated loan	8.11%			02/2028		33,309.3	(5)
Truck-Lite Co., LLC, ECCO Holdings Corp., and Clarity Technologies Holdings, LP	1067 Centre Road, Auburn Hills, MI 48326	Automobiles & Components	First lien senior secured revolving loan				02/2031		-	(527)
			First lien senior secured loan	8.48%	SOFR (M)	4.75%	02/2032		97,810.0	(528)
			First lien senior secured loan				02/2032		-	(529)
			Class A units					0.18%	4,023.9
Trucordia Insurance Holdings, LLC	21300 Victory Boulevard, Suite 700, Woodland Hills, CA 91367	Insurance	First lien senior secured loan	6.97%	SOFR (M)	3.25%	06/2032		11,801.2
Truist Insurance Holdings, LLC and McGriff Insurance Services, LLC	3201 Beechleaf Court, Raleigh, NC 27604	Insurance	First lien senior secured revolving loan				05/2029		-	(530)
TSS Buyer, LLC	620 Hearst Avenue, Berkeley, CA 94710	Commercial & Professional Services	First lien senior secured loan	9.34%	SOFR (Q)	5.50%	06/2029		9,818.4
TSWT Acquisition, Inc. and TSWT Holdings, LLC	4505 Excel Parkway, Suite 600, Addison, TX 75001	Consumer Services	First lien senior secured revolving loan	8.73%	SOFR (M)	5.00%	11/2031		87.9	(531)
			First lien senior secured loan	8.73%	SOFR (M)	5.00%	11/2031		13,521.5	(532)
			Class A units					0.26%	768.1

TVG-MGT Upper Intermediate Holdings, LLC	4320 W Kennedy Boulevard, Suite 200, Tampa, FL 33609	Commercial & Professional Services	Senior subordinated loan	14.00% PIK			08/2031		21,255.5
			Class A common units					0.41%	3,478.6
U.S. Urology Partners, LLC, General Atlantic (USU) Blocker Collection Holdco, L.P., and General Atlantic (USU-2) Coinvest, L.P.	7171 Nolensville Road, Suite 105, Nolensville, TN 37135	Health Care Equipment and Services	First lien senior secured revolving loan				04/2032		-	(533)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	04/2032		3,825.9
			First lien senior secured loan	8.17%	SOFR (Q)	4.50%	04/2032		11,225.8
			Limited partnership interest					0.60%	3,465.4
			Common units					0.58%	435.0
UFS, LLC and BV-UFS Aggregator, LLC	2230 Dakota Drive, Grafton, WI 53024	Software & Services	First lien senior secured revolving loan	8.50%	SOFR (M)	4.75%	10/2031		625.5	(534)
			First lien senior secured loan	8.50%	SOFR (M)	4.75%	10/2031		34,422.1
			Membership interests					0.19%	485.6
UKG Inc. and H&F Unite Partners, L.P.	900 Chelmsford Street, Lowell, MA 01851	Software & Services	First lien senior secured loan	6.34%	SOFR (Q)	2.50%	02/2031		49,121.3
United Digestive MSO Parent, LLC and Koln Co-Invest Unblocked, LP	1355 Peachtree Street NE, Suite 1600, Atlanta, GA 30309	Health Care Equipment and Services	First lien senior secured revolving loan				03/2029		-	(535)
			First lien senior secured loan	9.51%	SOFR (Q)	5.75%	03/2029		15,224.7	(536)
			Class A interests					2.00%	169.4
United Talent Agency LLC	9336 Civic Center Drive, Beverly Hills, CA 90210	Sports, Media and Entertainment	First lien senior secured loan	6.75%	SOFR (M)	3.00%	06/2032		14,989.0
Unity Purchaser, LLC and Unity Ultimate Holdings, LP	6710 Westfield Avenue, Suite A, Pennsauken, NJ 08110	Commercial & Professional Services	First lien senior secured revolving loan				01/2031		-	(537)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	01/2031		13,828.9	(538)
			Class A-1 units					2.42%	2,198.6
University Support Services LLC	3500 Sunrise Highway, Building 300, Great River, NY 11739	Consumer Services	First lien senior secured loan	6.47%	SOFR (M)	2.75%	02/2029		15,563.5	(5)
UP Intermediate II LLC and UPBW Blocker LLC	2606 Baldwin Road, Greenwood, MS 38930	Commercial & Professional Services	First lien senior secured revolving loan				03/2031		-	(539)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	03/2032		13,491.5
			Senior preferred units	15.00% PIK				1.97%	1,158.8
			Common units					1.43%	3,767.2
			Common units					0.09%	244.1
USALCO, LLC	2601 Cannery Avenue, Baltimore, MD 21226	Materials	First lien senior secured loan	7.22%	SOFR (M)	3.50%	09/2031		8,288.8
			First lien senior secured loan				09/2031		-	(540)
UserZoom Technologies, Inc.	10 Almaden Boulevard, Suite 250, San Jose, CA 95113	Software & Services	First lien senior secured loan	11.63%	SOFR (Q)	7.50%	04/2029		621.7
USI, Inc.	3611 Paesanos Parkway, Suite 300, San Antonio, TX 78231	Insurance	First lien senior secured loan	5.92%	SOFR (Q)	2.25%	11/2029		64,241.8
			First lien senior secured loan	5.92%	SOFR (Q)	2.25%	09/2030		24,705.7
Vamos Bidco, Inc.	450 Lexington Avenue, 34th Floor, New York, NY 10017	Software & Services	First lien senior secured revolving loan				01/2032		-	(541)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	01/2032		14,883.7
			First lien senior secured loan				01/2032		-	(542)
Vantage Data Centers Europe S.a r.l.	2 Rue Peternelchen, Howald 2370, Luxembourg	Data Centers	Private asset-backed investment	8.63%	Euribor (M)	6.75%	05/2029		2,262.6	(5)(543)
			Private asset-backed investment	8.73%	Euribor (M)	6.85%	05/2029		259.3	(5)
Varsity Brands Holding Co., Inc., Hercules Achievement, Inc. and BCPE Hercules Holdings, LP	14460 Varsity Brands Way, Farmers Branch TX 75244	Consumer Durables & Apparel	First lien senior secured loan	6.67%	SOFR (Q)	3.00%	08/2031		35,868.8
Vector Capital IV, L.P.	650 California Street, 32nd Floor, San Francisco, CA 94108	Investment Funds and Vehicles	Limited partnership interests					0.08%	256.4	(5)(544)

Vector Capital VI, L.P.	650 California Street, 32nd Floor, San Francisco, CA 94108	Investment Funds and Vehicles	Limited partnership interests					0.02%	47.9	(5)(545)
Venture Global Plaquemines Lng LLC	1001 19th Street N, Suite 1500, Arlington, VA 22209	Gas Utilities	First lien senior secured loan	6.14%	SOFR (M)	2.23%	05/2029		7,502.1	(5)
			First lien senior secured loan	5.94%	SOFR (M)	2.23%	05/2029		939.2	(5)
Vertex Service Partners, LLC and Vertex Service Partners Holdings, LLC	101 S Tryon Street, Charlote, NC 28202	Consumer Services	First lien senior secured revolving loan	9.67%	SOFR (Q)	6.00%	11/2030		585.3	(546)
			First lien senior secured loan	9.67% (4.14% PIK)	SOFR (Q)	6.00%	11/2030		30,370.5	(547)
			Class B common units					0.19%	227.0
Vestar Capital Partners VII, L.P.	520 Madison Avenue, 33rd Floor, New York, NY 10022	Investment Funds and Vehicles	Limited partnership interests					0.26%	1,960.3	(5)(548)
VetPartners Group Limited	Spitfire House, Aviator Court, York YO30 4UZ, United Kingdom	Health Care Equipment and Services	First lien senior secured loan	9.54%	SONIA (S)	5.50%	09/2032		48,905.1	(5)
			First lien senior secured loan	7.61%	Euribor (Q)	5.50%	09/2032		3,133.5	(5)
			First lien senior secured loan	14.22%	SONIA (S)	10.25%	09/2032		2,576.8	(5)
			First lien senior secured loan				09/2032		-	(5)(549)
Victors Purchaser, LLC and WP Victors Co-Investment, L.P.	3855 Sparks Drive SE, Grand Rapids, MI 49546	Software & Services	First lien senior secured revolving loan	8.23%	SOFR (Q)	4.50%	12/2032		909.6	(550)
			First lien senior secured loan	8.19%	SOFR (Q)	4.50%	12/2032		66,856.7
			First lien senior secured loan				12/2032		-	(551)
			Partnership units					0.27%	8,212.3
Viper Bidco, Inc.	1575 Sawdust Road, Spring, TX 77380	Software & Services	First lien senior secured revolving loan				11/2031		-	(552)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	11/2031		16,075.2
			First lien senior secured loan	8.47%	SONIA (Q)	4.75%	11/2031		9,194.8
			First lien senior secured loan				11/2031		-	(553)
Vista Equity Partners Fund V-A, L.P.	401 Congress Avenue, Suite 3100, Austin, TX 78701	Investment Funds and Vehicles	Limited partnership interests					0.02%	883.2	(5)(554)
Vista Higher Learning, LLC	500 Boylston Street, Suite 620, Boston, MA 02116	Consumer Services	First lien senior secured revolving loan				09/2031		-	(555)
			First lien senior secured loan	8.46%	SOFR (Q)	4.75%	09/2031		27,447.2
			First lien senior secured loan	7.21%	SOFR (Q)	3.50%	09/2031		1.0
Voldex Entertainment Limited	80 Cheapside, London EC2V 6EE, United Kingdom	Sports, Media and Entertainment	First lien senior secured loan	10.94%	SOFR (Q)	7.25%	01/2029		18.6	(5)
VOYA 2021-3	230 Park Avenue, New York, NY 10169	Investment Funds and Vehicles	Collaterized loan obligation	9.80%	SOFR (Q)	5.90%	04/2038		2,536.1	(5)
			Collaterized loan obligation	8.15%			04/2038		1,907.0	(5)
VOYA 2024-1	230 Park Avenue, New York, NY 10169	Investment Funds and Vehicles	Collaterized loan obligation	10.55%	SOFR (Q)	6.65%	04/2037		1,697.8	(5)
VOYA 2024-2	230 Park Avenue, New York, NY 10169	Investment Funds and Vehicles	Collaterized loan obligation	9.93%	SOFR (Q)	6.05%	07/2037		2,524.4	(5)
VOYA 2025-1	230 Park Avenue, New York, NY 10169	Investment Funds and Vehicles	Collaterized loan obligation	8.48%	SOFR (Q)	4.60%	04/2038		5,127.6	(5)
VOYA 2025-2	230 Park Avenue, New York, NY 10169	Investment Funds and Vehicles	Collaterized loan obligation	10.15%	SOFR (Q)	6.25%	07/2038		3,561.1	(5)
			Collaterized loan obligation	14.62%			07/2038		10,346.3	(5)
VOYA 2025-3	230 Park Avenue, New York, NY 10169	Investment Funds and Vehicles	Collaterized loan obligation	9.73%	SOFR (Q)	5.40%	07/2038		3,014.6	(5)

VOYA 2025-4	230 Park Avenue, New York, NY 10169	Investment Funds and Vehicles	Collaterized loan obligation	9.00%	SOFR (Q)	5.10%	10/2038		6,826.8	(5)
W.S. Connelly & Co., LLC and WSC Ultimate Holdings, LLC	2501 Oak Lake Boulevard, Midlothian, VA 23112	Commercial & Professional Services	First lien senior secured revolving loan	7.67%	SOFR (Q)	4.00%	05/2030		5,982.4	(556)
			First lien senior secured revolving loan	9.75%	Base Rate (Q)	3.00%	05/2030		1,994.1	(557)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	05/2030		30,915.3	(558)
			Class A preferred units	10.00% PIK				1.11%	1,397.9
			Class A common units					1.11%	539.9
Wand Newco 3, Inc.	200 Bellevue Parkway, Suite 210, Wilmington, DE 19809	Automobiles & Components	First lien senior secured loan	6.22%	SOFR (M)	2.50%	01/2031		69,533.2
Wash Multifamily Parent Inc	2200 195th Street, Torrance, CA 90501	Consumer Services	First lien senior secured loan	6.97%	SOFR (M)	3.25%	09/2032		2,027.6
Watt Holdco Limited	143 Barkby Road, Leicester LE4 9LG, United Kingdom	Independent Power and Renewable Electricity Producers	First lien senior secured loan	7.32%	Euribor (Q)	5.25%	09/2031		3,223.3	(5)
			First lien senior secured loan	8.98%	SONIA (Q)	5.25%	09/2031		1,703.7	(5)(559)
Waystar Technologies, Inc.	2055 Sugarloaf Circle, Suite 600, Duluth, GA 30097	Health Care Equipment and Services	First lien senior secured loan	5.72%	SOFR (M)	2.00%	10/2029		28,823.8
WCAS XIII, L.P.	599 Lexington Avenue, Suite 1800, New York, NY 10022	Investment Funds and Vehicles	Limited partnership interests					0.05%	1,740.2	(5)(560)
WCG Purchaser Corp.	5000 Centregreen Way, Suite 200, Cary, NC 27513	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	6.72%	SOFR (M)	3.00%	02/2032		14,933.6
WCI-BXC Purchaser, LLC and WCI-BXC Investment Holdings, L.P.	39 Labombard Road, Lebanon, NH 03766	Pharmaceuticals, Biotechnology & Life Sciences	Limited partnership interest					0.16%	752.1
WCP Bridge Fund, L.P.	605 3rd Avenue, 44th Floor, New York, NY 10158	Investment Funds and Vehicles	Limited partnership interests					0.15%	347.9	(5)(561)
WEC US Holdings Ltd.	20 Stanwix Street, Pittsburgh, PA 15222	Capital Goods	First lien senior secured loan	5.87%	SOFR (M)	2.00%	01/2031		68,117.1
WEHPK 2022-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	9.35%	SOFR (Q)	5.40%	10/2038		5,177.0	(5)
Wellington Bidco Inc. and Wellington TopCo LP	555 California Street, San Francisco, CA 94104	Software & Services	First lien senior secured revolving loan	8.42%	SOFR (Q)	4.75%	06/2030		1,189.7	(562)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	06/2030		45,452.1	(563)
			First lien senior secured loan				06/2030		-	(564)
			Class A-2 preferred units					0.37%	2,518.5
Wellington-Altus Financial Inc.	201 Portage Avenue, 3rd Floor, Winnipeg, MB R3C 0B9, Canada	Financial Services	First lien senior secured revolving loan				08/2030		-	(5)(565)
			First lien senior secured loan	7.55%	CORRA (Q)	5.00%	08/2030		824.6	(5)
			First lien senior secured loan				08/2030		-	(5)(566)
			Common stock					0.37%	3,883.1	(5)(567)
Wellspring Capital Partners VI (Onshore), L.P.	605 3rd Avenue, 44th Floor, New York, NY 10158	Investment Funds and Vehicles	Limited partnership interests					0.12%	1,514.2	(5)(568)
Werner Finco LP	555 W Pierce Road, Suite 300, Itasca, IL 60143	Capital Goods	First lien senior secured loan	9.21%	SOFR (Q)	5.50%	06/2031		92,774.8
Wharf Street Ratings Acquisition LLC	805 3rd Avenue, 29th Floor, New York, NY 10022	Financial Services	First lien senior secured revolving loan				09/2032		-	(569)
			First lien senior secured loan	8.47%	SOFR (M)	4.75%	09/2032		24,948.7
			First lien senior secured loan				09/2032		-	(570)
Whatabrands LLC	300 Concord Plaza Drive, San Antonio, TX 78216	Consumer Services	First lien senior secured loan	6.22%	SOFR (M)	2.50%	08/2028		55,847.8
WhiteWater Matterhorn Holdings, LLC	100 Congress Avenue, Austin, TX 78701	Energy	First lien senior secured loan	6.31%	SOFR (Q)	2.25%	06/2032		7,020.7
WideOpenWest Finance, LLC	7887 E Belleview Avenue, Suite 1000, Englewood, CO 80111	Sports, Media and Entertainment	First lien senior secured loan	11.17%	SOFR (Q)	7.00%	12/2028		106.9	(5)
Wilbur-Ellis Holdings II LLC	265 Broadhollow Road, Melville, NY 11747	Food & Beverage	First lien senior secured revolving loan	8.00%	SOFR (Q)	4.25%	06/2030		5,027.7	(571)

WILDPK 2024-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	9.63%	SOFR (Q)	5.75%	10/2037		1,127.9	(5)
WIN Waste Innovations Holdings Inc.	90 Arboretum Drive, Suite 300, Portsmouth, NH 03801	Independent Power and Renewable Electricity Producers	First lien senior secured loan	6.58%	SOFR (M)	2.75%	03/2028		25,126.6
Wind Point Partners VIII-A, L.P.	676 N Michigan Avenue, Suite 3700, Chicago, IL 60611	Investment Funds and Vehicles	Limited partnership interests					0.14%	568.2	(5)(572)
WONPK 2025-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	9.22%	SOFR (Q)	4.90%	07/2038		3,367.7	(5)
WorkWave Intermediate II, LLC	101 Crawfords Corner Road, Suite 2511-W, Holmdel, NJ 07733	Software & Services	First lien senior secured revolving loan	9.44%	SOFR (Q)	5.75%	09/2032		1,297.8	(573)
			First lien senior secured loan	9.94% (3.13% PIK)	SOFR (Q)	6.25%	09/2032		178,317.0
World Insurance Associates, LLC and World Associates Holdings, LLC	100 Wood Avenue S, 4th Floor, Iselin, NJ 08830	Insurance	First lien senior secured revolving loan				04/2030		-	(574)
			First lien senior secured loan	8.67%	SOFR (Q)	5.00%	04/2030		15,580.0	(575)
Worldwide Produce Acquisition, LLC and REP WWP Coinvest IV, L.P.	2652 Long Beach Avenue, Unit 2, Long Beach, CA 90058	Consumer Distribution and Retail	First lien senior secured revolving loan	10.61%	SOFR (Q)	6.75%	01/2029		16.9	(576)
			First lien senior secured loan	11.59%	SOFR (Q)	7.75%	01/2029		6,887.0
			Common units					0.02%	-	(577)
WPCG Aspire Holdings, LLC	525 S Flagler Drive, Suite 300, West Palm Beach, FL 33401	Financial Services	Private asset-backed investment	11.50% PIK			07/2033		10,963.8	(5)(578)
WRE Sports Investments LLC	111 W 19th Street, 8th Floor, New York, NY 10011	Sports, Media and Entertainment	First lien senior secured loan	11.00% (5.50% PIK)			07/2031		38,217.8	(579)
WU Holdco, Inc.	705 Tri State Parkway, Gurnee, IL 60031	Household & Personal Products	First lien senior secured revolving loan	8.44%	SOFR (Q)	4.75%	04/2032		79.7	(580)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	04/2032		9,795.6
			First lien senior secured loan				04/2032		-	(581)
Xplor T1, LLC	11330 Olive Boulevard, Suite 200, Creve Coeur, MS 63141	Commercial & Professional Services	First lien senior secured loan	7.29%	SOFR (Q)	3.50%	12/2032		38,823.9
Zayo Group Holdings, Inc.	1821 30th Street, Unit A, Boulder, CO 80301	Telecommunication Services	First lien senior secured loan	6.83% (0.50% PIK)	SOFR (M)	3.00%	03/2030		20,234.4
			Senior subordinated loan	5.75%			03/2030		3,086.2
Zelis Payments Buyer, Inc.	2 Crossroads Drive, Bedminster, NJ 07921	Financial Services	First lien senior secured loan	7.08%	SOFR (M)	3.25%	11/2031		11,267.0
Zeppelin US Buyer Inc. and Providence Equity Partners IX-C L.P.	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119	Transportation	First lien senior secured revolving loan				08/2032		-	(582)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	08/2032		10,583.2
			First lien senior secured loan				08/2032		-	(583)
			Limited partnership interest					0.19%	1,379.4	(584)
Zinc Buyer Corporation and Marmic Fire & Safety Co., Inc.	1014 S Wall Avenue, Joplin, MO 64801	Commercial & Professional Services	First lien senior secured revolving loan				07/2031		-	(585)
			First lien senior secured loan	8.42%	SOFR (Q)	4.75%	07/2031		51,880.4
			First lien senior secured loan				07/2031		-
ZocDoc, Inc.	568 Broadway, 9th Floor, New York, NY 10012	Health Care Equipment and Services	First lien senior secured loan	9.12%	SOFR (Q)	5.25%	07/2030		30,146.4
			First lien senior secured loan	7.37%	SOFR (Q)	3.50%	07/2030		1.0

Total Investments									$21,508,598.1

Footnote		Explanation	Unfunded	Funded	Total Commitment
(1)		Variable rate loans to the Fund’s portfolio companies bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate (“SOFR”) or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower’s option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Fund has provided the interest rate in effect on the date presented.
(2)		Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.
(3)		As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.
(4)		As defined in the Investment Company Act, the Fund is deemed to be both an “Affiliated Person” and “Control” this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement).
(5)		This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Fund may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Fund's total assets. Pursuant to Section 55(a) of the Investment Company Act 25% of the Fund's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2025.
(6)	15484880 Canada Inc. and 15484910 Canada Inc.	$2,097.6 of total commitment of $2,467.8 remains undrawn as of December 31, 2025	2,097.6	370.2	2,467.8
(7)	15484880 Canada Inc. and 15484910 Canada Inc.	$5,084.4 of total commitment of $5,084.4 remains undrawn as of December 31, 2025	5,084.4	-	5,084.4
(8)	15484880 Canada Inc. and 15484910 Canada Inc.	$3,695.5 of total commitment of $3,695.5 remains undrawn as of December 31, 2025	3,695.5	-	3,695.5
(9)	3 Step Sports LLC	$2,105.3 of total commitment of $2,105.3 remains undrawn as of December 31, 2025	2,105.3	-	2,105.3
(10)	3 Step Sports LLC	$11,479.6 of total commitment of $11,479.6 remains undrawn as of December 31, 2025	11,479.6	-	11,479.6
(11)	A8 - A (Feeder) L.P.	$399.4 of total commitment of $1,117.7 remains undrawn as of December 31, 2025	399.4	718.3	1,117.7
(12)	Accommodations Plus Technologies LLC	$1,666.7 of total commitment of $1,666.7 remains undrawn as of December 31, 2025	1,666.7	-	1,666.7
(13)	ACP Avenu Midco LLC	$3,149.0 of total commitment of $3,149.0 remains undrawn as of December 31, 2025	3,149.0	-	3,149.0
(14)	ACP Avenu Midco LLC	$8,860.7 of total commitment of $8,860.7 remains undrawn as of December 31, 2025	8,860.7	-	8,860.7
(15)	Actfy Buyer, Inc.	$5,217.4 of total commitment of $5,217.4 remains undrawn as of December 31, 2025	5,217.4	-	5,217.4
(16)	Actfy Buyer, Inc.	$6,521.7 of total commitment of $6,521.7 remains undrawn as of December 31, 2025	6,521.7	-	6,521.7
(17)	Activate Holdings (US) Corp. and CrossPoint Capital AS SPV, LP	$1,056.3 of total commitment of $1,056.3 remains undrawn as of December 31, 2025	1,056.3	-	1,056.3
(18)	Adonis Acquisition Holdings LLC and Adonis Acquisition Holdings Parent LLC	$0.0 of total commitment of $0.9 remains undrawn as of December 31, 2025	-	0.9	0.9
(19)	Adonis Acquisition Holdings LLC and Adonis Acquisition Holdings Parent LLC	$280.5 of total commitment of $280.5 remains undrawn as of December 31, 2025	280.5	-	280.5
(20)	Adonis Bidco Inc.	$12,049.8 of total commitment of $12,049.8 remains undrawn as of December 31, 2025	12,049.8	-	12,049.8
(21)	Adonis Bidco Inc.	$26,674.6 of total commitment of $26,674.6 remains undrawn as of December 31, 2025	26,674.6	-	26,674.6
(22)	Aduro Advisors, LLC	$4,233.0 of total commitment of $4,233.0 remains undrawn as of December 31, 2025	4,233.0	-	4,233.0
(23)	Aduro Advisors, LLC	$7,525.3 of total commitment of $7,525.3 remains undrawn as of December 31, 2025	7,525.3	-	7,525.3
(24)	Advent International GPE VII-E Limited Partnership	$640.0 of total commitment of $1,777.4 remains undrawn as of December 31, 2025	640.0	1,137.4	1,777.4
(25)	Aerin Medical Inc.	$4,681.4 of total commitment of $4,681.4 remains undrawn as of December 31, 2025	4,681.4	-	4,681.4
(26)	AeriTek Global US Acquisition Inc., AeriTek Global Holdings LLC, and Minus Forty QBD Corp.	$5,587.6 of total commitment of $9,179.6 remains undrawn as of December 31, 2025	5,587.6	3,592.0	9,179.6
(27)	AI Titan Parent, Inc.	$6,655.7 of total commitment of $6,655.7 remains undrawn as of December 31, 2025	6,655.7	-	6,655.7
(28)	AI Titan Parent, Inc.	$8,253.0 of total commitment of $8,253.0 remains undrawn as of December 31, 2025	8,253.0	-	8,253.0
(29)	Airx Climate Solutions, Inc.	$4,550.9 of total commitment of $4,550.9 remains undrawn as of December 31, 2025	4,550.9	-	4,550.9
(30)	Airx Climate Solutions, Inc.	$9,791.1 of total commitment of $9,791.1 remains undrawn as of December 31, 2025	9,791.1	-	9,791.1
(31)	Alcami Corporation	$431.5 of total commitment of $547.9 remains undrawn as of December 31, 2025	431.5	116.4	547.9
(32)	Alcresta Therapeutics, Inc.	$1,211.2 of total commitment of $1,297.7 remains undrawn as of December 31, 2025	1,211.2	86.5	1,297.7
(33)	Alcresta Therapeutics, Inc.	$9,868.8 of total commitment of $9,868.8 remains undrawn as of December 31, 2025	9,868.8	-	9,868.8
(34)	Aldinger Company Inc	$4,490.2 of total commitment of $4,726.5 remains undrawn as of December 31, 2025	4,490.2	236.3	4,726.5
(35)	Aldinger Company Inc	$3,468.4 of total commitment of $3,468.4 remains undrawn as of December 31, 2025	3,468.4	-	3,468.4
(36)	Aldinger Company Inc	$5,437.4 of total commitment of $5,437.4 remains undrawn as of December 31, 2025	5,437.4	-	5,437.4
(37)	Aledade, Inc.	$26,528.9 of total commitment of $38,469.2 remains undrawn as of December 31, 2025	26,528.9	11,940.3	38,469.2
(38)	Alp CFO 2025, L.P. and Alp CFO 2025 (Offshore Feeder) A, L.P.	$125.6 of total commitment of $125.6 remains undrawn as of December 31, 2025	125.6	-	125.6
(39)	AP Adhesives Holdings, LLC	$5,139.5 of total commitment of $5,139.5 remains undrawn as of December 31, 2025	5,139.5	-	5,139.5
(40)	AP Adhesives Holdings, LLC	$9,890.8 of total commitment of $9,890.8 remains undrawn as of December 31, 2025	9,890.8	-	9,890.8
(41)	Apax Europe VI - A, L.P.	$328.1 of total commitment of $1,008.4 remains undrawn as of December 31, 2025	328.1	680.3	1,008.4
(42)	Apax Europe VII - B, L.P.	$307.6 of total commitment of $375.8 remains undrawn as of December 31, 2025	307.6	68.2	375.8
(43)	Apax VIII - B, L.P.	$211.1 of total commitment of $471.3 remains undrawn as of December 31, 2025	211.1	260.2	471.3
(44)	Apex Service Partners, LLC and Apex Service Partners Holdings, LLC	$1,424.8 of total commitment of $2,039.6 remains undrawn as of December 31, 2025	1,424.8	614.8	2,039.6
(45)	Aptean, Inc. and Aptean Acquiror Inc.	$3,386.5 of total commitment of $4,741.1 remains undrawn as of December 31, 2025	3,386.5	1,354.6	4,741.1
(46)	Aptean, Inc. and Aptean Acquiror Inc.	$4,342.3 of total commitment of $4,342.3 remains undrawn as of December 31, 2025	4,342.3	-	4,342.3
(47)	Aquiline Financial Services Fund LP.	$0.0 of total commitment of $546.2 remains undrawn as of December 31, 2025	-	546.2	546.2
(48)	Archduke Buyer, Inc.	$1,856.7 of total commitment of $2,980.3 remains undrawn as of December 31, 2025	1,856.7	1,123.6	2,980.3
(49)	Arrow Borrower 2025, Inc.	$15,876.8 of total commitment of $15,876.8 remains undrawn as of December 31, 2025	15,876.8	-	15,876.8
(50)	Artemis BidCo 2 LLC	$0.3 of total commitment of $1.1 remains undrawn as of December 31, 2025	0.3	0.8	1.1
(51)	Artemis BidCo 2 LLC	$8,945.8 of total commitment of $8,945.8 remains undrawn as of December 31, 2025	8,945.8	-	8,945.8
(52)	Artifact Bidco, Inc.	$4,344.2 of total commitment of $4,344.2 remains undrawn as of December 31, 2025	4,344.2	-	4,344.2
(53)	Artifact Bidco, Inc.	$6,081.9 of total commitment of $6,081.9 remains undrawn as of December 31, 2025	6,081.9	-	6,081.9
(54)	Artivion, Inc.	$1,983.0 of total commitment of $3,966.0 remains undrawn as of December 31, 2025	1,983.0	1,983.0	3,966.0
(55)	Artivion, Inc.	$17,837.5 of total commitment of $17,837.5 remains undrawn as of December 31, 2025	17,837.5	-	17,837.5
(56)	Avalign Holdings, Inc. and Avalign Technologies, Inc.	$1,720.2 of total commitment of $3,440.4 remains undrawn as of December 31, 2025	1,720.2	1,720.2	3,440.4
(57)	AX VI VET Holding I ApS	$33,859.3 of total commitment of $33,859.3 remains undrawn as of December 31, 2025	33,859.3	-	33,859.3
(58)	Badia Spices, LLC	$21,428.6 of total commitment of $21,428.6 remains undrawn as of December 31, 2025	21,428.6	-	21,428.6
(59)	Bain Capital Europe Fund IV, L.P.	$244.8 of total commitment of $785.9 remains undrawn as of December 31, 2025	244.8	541.1	785.9
(60)	Bain Capital Europe V, SCSp	$63.9 of total commitment of $876.3 remains undrawn as of December 31, 2025	63.9	812.4	876.3
(61)	Bain Capital Fund XI, L.P.	$1,077.3 of total commitment of $3,408.4 remains undrawn as of December 31, 2025	1,077.3	2,331.1	3,408.4
(62)	Bain Capital Fund XII, L.P.	$206.5 of total commitment of $926.0 remains undrawn as of December 31, 2025	206.5	719.5	926.0
(63)	Bamboo US BidCo LLC	$2,621.2 of total commitment of $2,621.9 remains undrawn as of December 31, 2025	2,621.2	0.7	2,621.9
(64)	Bamboo US BidCo LLC	$491.6 of total commitment of $491.6 remains undrawn as of December 31, 2025	491.6	-	491.6

(65)	Banyan Software Holdings, LLC and Banyan Software Intermediate, Inc.	$73,089.5 of total commitment of $73,089.5 remains undrawn as of December 31, 2025	73,089.5	-	73,089.5
(66)	Banyan Software Holdings, LLC and Banyan Software Intermediate, Inc.	$90,473.3 of total commitment of $90,473.3 remains undrawn as of December 31, 2025	90,473.3	-	90,473.3
(67)	Bayou Intermediate II, LLC	$3,893.4 of total commitment of $3,893.4 remains undrawn as of December 31, 2025	3,893.4	-	3,893.4
(68)	Bayou Intermediate II, LLC	$4,048.7 of total commitment of $4,048.7 remains undrawn as of December 31, 2025	4,048.7	-	4,048.7
(69)	BC European Capital IX - 2 LP	$134.2 of total commitment of $1,262.4 remains undrawn as of December 31, 2025	134.2	1,128.2	1,262.4
(70)	BC European Capital IX - 2 LP	$51.5 of total commitment of $1,067.9 remains undrawn as of December 31, 2025	51.5	1,016.4	1,067.9
(71)	BC European Capital X - 2 LP	$509.4 of total commitment of $1,918.7 remains undrawn as of December 31, 2025	509.4	1,409.3	1,918.7
(72)	BC Partners Galileo (2) L.P.	$36.7 of total commitment of $960.7 remains undrawn as of December 31, 2025	36.7	924.0	960.7
(73)	BCPE Pequod Buyer, Inc.	$8,673.6 of total commitment of $8,673.6 remains undrawn as of December 31, 2025	8,673.6	-	8,673.6
(74)	Beacon Pointe Harmony, LLC	$25,484.1 of total commitment of $25,484.1 remains undrawn as of December 31, 2025	25,484.1	-	25,484.1
(75)	Bellwether Buyer, L.L.C. and Bellwether Topco V Buyer, Inc.	$3,336.3 of total commitment of $3,385.4 remains undrawn as of December 31, 2025	3,336.3	49.1	3,385.4
(76)	Bellwether Buyer, L.L.C. and Bellwether Topco V Buyer, Inc.	$8,140.1 of total commitment of $8,140.1 remains undrawn as of December 31, 2025	8,140.1	-	8,140.1
(77)	BGI Purchaser, Inc.	$0.0 of total commitment of $11,109.8 remains undrawn as of December 31, 2025	-	11,109.8	11,109.8
(78)	BGI Purchaser, Inc.	$7,069.9 of total commitment of $7,069.9 remains undrawn as of December 31, 2025	7,069.9	-	7,069.9
(79)	BGI Purchaser, Inc.	$15,149.8 of total commitment of $15,149.8 remains undrawn as of December 31, 2025	15,149.8	-	15,149.8
(80)	BGIF IV Fearless Utility Services, Inc.	$6,838.1 of total commitment of $7,358.5 remains undrawn as of December 31, 2025	6,838.1	520.4	7,358.5
(81)	BGIF IV Fearless Utility Services, Inc.	$3,066.0 of total commitment of $3,066.0 remains undrawn as of December 31, 2025	3,066.0	-	3,066.0
(82)	Birdie Bidco, Inc.	$11,495.2 of total commitment of $12,945.0 remains undrawn as of December 31, 2025	11,495.2	1,449.8	12,945.0
(83)	Birdie Bidco, Inc.	$21,060.6 of total commitment of $21,060.6 remains undrawn as of December 31, 2025	21,060.6	-	21,060.6
(84)	Birdie Bidco, Inc.	$50,887.3 of total commitment of $50,887.3 remains undrawn as of December 31, 2025	50,887.3	-	50,887.3
(85)	Blackstone Capital Partners VI L.P.	$768.3 of total commitment of $2,045.4 remains undrawn as of December 31, 2025	768.3	1,277.1	2,045.4
(86)	Blackstone Capital Partners VI L.P.	$933.5 of total commitment of $1,644.1 remains undrawn as of December 31, 2025	933.5	710.6	1,644.1
(87)	Bluejack Fire Acquisition, Inc. and Bluejack Fire Holdings LLC	$1,351.0 of total commitment of $1,710.1 remains undrawn as of December 31, 2025	1,351.0	359.1	1,710.1
(88)	Bluejack Fire Acquisition, Inc. and Bluejack Fire Holdings LLC	$8,233.5 of total commitment of $8,233.5 remains undrawn as of December 31, 2025	8,233.5	-	8,233.5
(89)	BNZ TopCo B.V.	$22,836.5 of total commitment of $22,836.5 remains undrawn as of December 31, 2025	22,836.5	-	22,836.5
(90)	Bobcat Purchaser, LLC and Bobcat Topco, L.P.	$1,595.7 of total commitment of $1,595.7 remains undrawn as of December 31, 2025	1,595.7	-	1,595.7
(91)	Bobtail AcquisitionCo, LLC	$7,398.8 of total commitment of $8,407.0 remains undrawn as of December 31, 2025	7,398.8	1,008.2	8,407.0
(92)	Bobtail AcquisitionCo, LLC	$17,007.5 of total commitment of $17,007.5 remains undrawn as of December 31, 2025	17,007.5	-	17,007.5
(93)	Bridgepoint Europe VI 'E' LP	$67.9 of total commitment of $861.0 remains undrawn as of December 31, 2025	67.9	793.1	861.0
(94)	BrightStar Group Holdings, Inc.	$3,766.9 of total commitment of $3,766.9 remains undrawn as of December 31, 2025	3,766.9	-	3,766.9
(95)	Bulab Holdings, Inc. and Buckman PPC Co-Invest LP	$12,609.1 of total commitment of $12,609.1 remains undrawn as of December 31, 2025	12,609.1	-	12,609.1
(96)	Bulab Holdings, Inc. and Buckman PPC Co-Invest LP	$10,324.5 of total commitment of $10,324.5 remains undrawn as of December 31, 2025	10,324.5	-	10,324.5
(97)	Bumble Bidco Limited	$2,734.4 of total commitment of $2,734.4 remains undrawn as of December 31, 2025	2,734.4	-	2,734.4
(98)	Businessolver.com, Inc.	$1,231.1 of total commitment of $1,231.1 remains undrawn as of December 31, 2025	1,231.1	-	1,231.1
(99)	Businessolver.com, Inc.	$2,658.3 of total commitment of $2,658.3 remains undrawn as of December 31, 2025	2,658.3	-	2,658.3
(100)	BVI Medical, Inc. and BVI Group Limited	$11,000.0 of total commitment of $11,000.0 remains undrawn as of December 31, 2025	11,000.0	-	11,000.0
(101)	BVI Medical, Inc. and BVI Group Limited	$3,792.9 of total commitment of $3,792.9 remains undrawn as of December 31, 2025	3,792.9	-	3,792.9
(102)	Cambrex Corporation	$14,704.4 of total commitment of $15,866.8 remains undrawn as of December 31, 2025	14,704.4	1,162.4	15,866.8
(103)	Cambrex Corporation	$18,133.4 of total commitment of $18,133.4 remains undrawn as of December 31, 2025	18,133.4	-	18,133.4
(104)	Cambrex Corporation	$31,969.4 of total commitment of $31,969.4 remains undrawn as of December 31, 2025	31,969.4	-	31,969.4
(105)	Cannon Bridge Designated Activity Company	$1,290.4 of total commitment of $3,682.4 remains undrawn as of December 31, 2025	1,290.4	2,392.0	3,682.4
(106)	Cannon Bridge Designated Activity Company	$722.6 of total commitment of $1,841.2 remains undrawn as of December 31, 2025	722.6	1,118.6	1,841.2
(107)	Capnor Connery Bidco A/S	$1,455.7 of total commitment of $1,455.7 remains undrawn as of December 31, 2025	1,455.7	-	1,455.7
(108)	Cards-Live Oak Holdings, Inc.	$4,642.3 of total commitment of $6,963.5 remains undrawn as of December 31, 2025	4,642.3	2,321.2	6,963.5
(109)	Cards-Live Oak Holdings, Inc.	$12,478.3 of total commitment of $12,478.3 remains undrawn as of December 31, 2025	12,478.3	-	12,478.3
(110)	Cascade Parent Inc., Cascade Intermediate II, Inc., and Haveli Cascade Co-Invest I, L.P.	$2,389.6 of total commitment of $2,389.6 remains undrawn as of December 31, 2025	2,389.6	-	2,389.6
(111)	Catterton Partners VII, L.P.	$536.3 of total commitment of $2,098.2 remains undrawn as of December 31, 2025	536.3	1,561.9	2,098.2
(112)	CBTS Borrower, LLC and CBTS TopCo, L.P.	$1,900.0 of total commitment of $1,900.0 remains undrawn as of December 31, 2025	1,900.0	-	1,900.0

(113)	Celnor Group Limited	$4,841.6 of total commitment of $4,841.6 remains undrawn as of December 31, 2025	4,841.6	-	4,841.6
(114)	Centralsquare Technologies, LLC and Supermoose Newco, Inc.	$4,310.3 of total commitment of $4,310.3 remains undrawn as of December 31, 2025	4,310.3	-	4,310.3
(115)	Cezanne Bidco	$1,832.9 of total commitment of $1,832.9 remains undrawn as of December 31, 2025	1,832.9	-	1,832.9
(116)	Cezanne Bidco	$4,343.0 of total commitment of $4,343.0 remains undrawn as of December 31, 2025	4,343.0	-	4,343.0
(117)	Chicago US Midco III, LP	$2,118.9 of total commitment of $2,118.9 remains undrawn as of December 31, 2025	2,118.9	-	2,118.9
(118)	Chillaton Bidco Limited	$1,185.9 of total commitment of $1,185.9 remains undrawn as of December 31, 2025	1,185.9	-	1,185.9
(119)	Churchill OpCo Holdings LLC and Victory Topco, LP	$5,557.9 of total commitment of $5,928.4 remains undrawn as of December 31, 2025	5,557.9	370.5	5,928.4
(120)	Churchill OpCo Holdings LLC and Victory Topco, LP	$16,095.2 of total commitment of $16,095.2 remains undrawn as of December 31, 2025	16,095.2	-	16,095.2
(121)	City Line Distributors LLC and City Line Investments LLC	$1.5 of total commitment of $1.5 remains undrawn as of December 31, 2025	1.5	-	1.5
(122)	Clayton, Dubilier & Rice Fund IX, L.P.	$248.8 of total commitment of $1,167.4 remains undrawn as of December 31, 2025	248.8	918.6	1,167.4
(123)	Clearstead Advisors, LLC	$354.9 of total commitment of $626.3 remains undrawn as of December 31, 2025	354.9	271.4	626.3
(124)	ClubCorp Holdings, Inc.	$4,490.7 of total commitment of $4,490.7 remains undrawn as of December 31, 2025	4,490.7	-	4,490.7
(125)	ClubCorp Holdings, Inc.	$2,579.7 of total commitment of $2,579.7 remains undrawn as of December 31, 2025	2,579.7	-	2,579.7
(126)	CMG HoldCo, LLC and CMG Buyer Holdings, Inc.	$2,330.8 of total commitment of $2,330.8 remains undrawn as of December 31, 2025	2,330.8	-	2,330.8
(127)	CMG HoldCo, LLC and CMG Buyer Holdings, Inc.	$18,619.9 of total commitment of $18,619.9 remains undrawn as of December 31, 2025	18,619.9	-	18,619.9
(128)	Collision SP Subco, LLC	$359.6 of total commitment of $419.5 remains undrawn as of December 31, 2025	359.6	59.9	419.5
(129)	Collision SP Subco, LLC	$3,091.7 of total commitment of $3,091.7 remains undrawn as of December 31, 2025	3,091.7	-	3,091.7
(130)	Computer Services, Inc.	$12,629.6 of total commitment of $12,629.6 remains undrawn as of December 31, 2025	12,629.6	-	12,629.6
(131)	Constellation Wealth Capital Fund, L.P.	$989.9 of total commitment of $3,995.7 remains undrawn as of December 31, 2025	989.9	3,005.8	3,995.7
(132)	Convera International Holdings Limited and Convera International Financial S.A R.L.	$1,110.5 of total commitment of $1,110.5 remains undrawn as of December 31, 2025	1,110.5	-	1,110.5
(133)	CoreRx, Inc.	$0.4 of total commitment of $1.0 remains undrawn as of December 31, 2025	0.4	0.6	1.0
(134)	Cority Software Inc., Cority Software (USA) Inc., and Cority Parent, Inc.	$7,060.6 of total commitment of $7,060.6 remains undrawn as of December 31, 2025	7,060.6	-	7,060.6
(135)	Coupa Holdings, LLC and Coupa Software Incorporated	$1.0 of total commitment of $1.0 remains undrawn as of December 31, 2025	1.0	-	1.0
(136)	Coupa Holdings, LLC and Coupa Software Incorporated	$409.8 of total commitment of $409.8 remains undrawn as of December 31, 2025	409.8	-	409.8
(137)	CPIG Holdco Inc.	$0.5 of total commitment of $1.0 remains undrawn as of December 31, 2025	0.5	0.5	1.0
(138)	Cradle Lux Bidco S.A.R.L. and Hamilton Thorne Inc.	$1,158.3 of total commitment of $1,158.3 remains undrawn as of December 31, 2025	1,158.3	-	1,158.3
(139)	Cradle Lux Bidco S.A.R.L. and Hamilton Thorne Inc.	$3,303.4 of total commitment of $3,303.4 remains undrawn as of December 31, 2025	3,303.4	-	3,303.4
(140)	Creek Parent, Inc. and Creek Feeder, L.P.	$21,965.8 of total commitment of $21,965.8 remains undrawn as of December 31, 2025	21,965.8	-	21,965.8
(141)	CVC Capital Partners VI (B) L.P.	$444.3 of total commitment of $3,694.4 remains undrawn as of December 31, 2025	444.3	3,250.1	3,694.4
(142)	CVC Capital Partners VII (A) L.P.	$145.4 of total commitment of $638.3 remains undrawn as of December 31, 2025	145.4	492.9	638.3
(143)	Cyber US Bidco LLC, Cyber Bidco Limited, and Cyber Midco Limited	$880.8 of total commitment of $880.8 remains undrawn as of December 31, 2025	880.8	-	880.8
(144)	Cyber US Bidco LLC, Cyber Bidco Limited, and Cyber Midco Limited	$2,202.0 of total commitment of $2,202.0 remains undrawn as of December 31, 2025	2,202.0	-	2,202.0
(145)	Databricks, Inc.	$19,833.8 of total commitment of $19,833.8 remains undrawn as of December 31, 2025	19,833.8	-	19,833.8
(146)	Databricks, Inc.	$12.2 of total commitment of $12.2 remains undrawn as of December 31, 2025	12.2	-	12.2
(147)	Davidson Hotel Company LLC	$1,186.5 of total commitment of $1,186.5 remains undrawn as of December 31, 2025	1,186.5	-	1,186.5
(148)	Davidson Hotel Company LLC	$2,178.8 of total commitment of $2,178.8 remains undrawn as of December 31, 2025	2,178.8	-	2,178.8
(149)	Dedomena Bidco Limited	$395.9 of total commitment of $395.9 remains undrawn as of December 31, 2025	395.9	-	395.9
(150)	Denali Intermediate Holdings, Inc. and Denali Parent Holdings, L.P.	$24,496.7 of total commitment of $25,163.6 remains undrawn as of December 31, 2025	24,496.7	666.9	25,163.6
(151)	Diamond Mezzanine 24 LLC	$2,550.0 of total commitment of $3,750.0 remains undrawn as of December 31, 2025	2,550.0	1,200.0	3,750.0
(152)	Digicert, Inc., Dcert Buyer, Inc., DCert Preferred Holdings, Inc. and Destiny Digital Holdings, L.P.	$4,645.3 of total commitment of $4,645.3 remains undrawn as of December 31, 2025	4,645.3	-	4,645.3
(153)	Diligent Corporation	$3,892.9 of total commitment of $5,158.7 remains undrawn as of December 31, 2025	3,892.9	1,265.8	5,158.7
(154)	Diligent Corporation	$7,737.9 of total commitment of $7,737.9 remains undrawn as of December 31, 2025	7,737.9	-	7,737.9
(155)	Display Holding Company, Inc., Saldon Holdings, Inc. and Fastsigns Holdings Inc.	$505.8 of total commitment of $505.8 remains undrawn as of December 31, 2025	505.8	-	505.8
(156)	Dorado Bidco, Inc.	$1,560.8 of total commitment of $1,579.8 remains undrawn as of December 31, 2025	1,560.8	19.0	1,579.8
(157)	Dorado Bidco, Inc.	$5,049.0 of total commitment of $5,049.0 remains undrawn as of December 31, 2025	5,049.0	-	5,049.0
(158)	DOXA Insurance Holdings LLC and Rocket Co-Invest, SLP	$4,069.9 of total commitment of $4,685.7 remains undrawn as of December 31, 2025	4,069.9	615.8	4,685.7
(159)	DOXA Insurance Holdings LLC and Rocket Co-Invest, SLP	$16,045.6 of total commitment of $16,045.6 remains undrawn as of December 31, 2025	16,045.6	-	16,045.6
(160)	DOXA Insurance Holdings LLC and Rocket Co-Invest, SLP	$213.5 of total commitment of $213.5 remains undrawn as of December 31, 2025	213.5	-	213.5
(161)	Doxim Inc.	$5,168.9 of total commitment of $5,733.8 remains undrawn as of December 31, 2025	5,168.9	564.9	5,733.8
(162)	DP Flores Holdings, LLC	$6,995.4 of total commitment of $6,995.4 remains undrawn as of December 31, 2025	6,995.4	-	6,995.4
(163)	DP Flores Holdings, LLC	$15,215.3 of total commitment of $15,215.3 remains undrawn as of December 31, 2025	15,215.3	-	15,215.3
(164)	DriveCentric Holdings, LLC	$2,346.3 of total commitment of $2,346.3 remains undrawn as of December 31, 2025	2,346.3	-	2,346.3

(165)	DriveCentric Holdings, LLC	$11,286.0 of total commitment of $11,286.0 remains undrawn as of December 31, 2025	11,286.0	-	11,286.0
(166)	Drogon Bidco Inc. & Drogon Aggregator LP	$6,086.1 of total commitment of $6,086.1 remains undrawn as of December 31, 2025	6,086.1	-	6,086.1
(167)	Drogon Bidco Inc. & Drogon Aggregator LP	$3,130.0 of total commitment of $3,130.0 remains undrawn as of December 31, 2025	3,130.0	-	3,130.0
(168)	Drogon Bidco Inc. & Drogon Aggregator LP	$4,853.1 of total commitment of $4,853.1 remains undrawn as of December 31, 2025	4,853.1	-	4,853.1
(169)	Duraserv LLC	$3,639.5 of total commitment of $4,199.4 remains undrawn as of December 31, 2025	3,639.5	559.9	4,199.4
(170)	Duraserv LLC	$3,593.4 of total commitment of $3,593.4 remains undrawn as of December 31, 2025	3,593.4	-	3,593.4
(171)	Duraserv LLC	$8,955.3 of total commitment of $8,955.3 remains undrawn as of December 31, 2025	8,955.3	-	8,955.3
(172)	EC Partners Spanish BidCo, S.L.U.	$978.4 of total commitment of $978.4 remains undrawn as of December 31, 2025	978.4	-	978.4
(173)	Echo Purchaser, Inc.	$3,977.3 of total commitment of $3,977.3 remains undrawn as of December 31, 2025	3,977.3	-	3,977.3
(174)	Eclipse Topco, Inc., Eclipse Investor Parent, L.P. and Eclipse Buyer, Inc.	$10,659.2 of total commitment of $10,659.2 remains undrawn as of December 31, 2025	10,659.2	-	10,659.2
(175)	Eclipse Topco, Inc., Eclipse Investor Parent, L.P. and Eclipse Buyer, Inc.	$19,723.3 of total commitment of $19,723.3 remains undrawn as of December 31, 2025	19,723.3	-	19,723.3
(176)	Edition Holdings, Inc. and Enverus, Inc.	$6,955.4 of total commitment of $6,955.4 remains undrawn as of December 31, 2025	6,955.4	-	6,955.4
(177)	Edition Holdings, Inc. and Enverus, Inc.	$28,061.8 of total commitment of $28,061.8 remains undrawn as of December 31, 2025	28,061.8	-	28,061.8
(178)	Edmunds Govtech, Inc.	$0.0 of total commitment of $301.4 remains undrawn as of December 31, 2025	-	301.4	301.4
(179)	Edmunds Govtech, Inc.	$301.4 of total commitment of $301.4 remains undrawn as of December 31, 2025	301.4	-	301.4
(180)	Edmunds Govtech, Inc.	$3,066.2 of total commitment of $3,066.2 remains undrawn as of December 31, 2025	3,066.2	-	3,066.2
(181)	Einstein Parent, Inc.	$1,719.9 of total commitment of $1,719.9 remains undrawn as of December 31, 2025	1,719.9	-	1,719.9
(182)	Elliott Davis Advisory, LLC and Elliott Davis Advisory HoldCo, LLC	$4,394.1 of total commitment of $6,835.3 remains undrawn as of December 31, 2025	4,394.1	2,441.2	6,835.3
(183)	Elliott Davis Advisory, LLC and Elliott Davis Advisory HoldCo, LLC	$4,697.3 of total commitment of $4,697.3 remains undrawn as of December 31, 2025	4,697.3	-	4,697.3
(184)	ELM DebtCo, LLC	$841.7 of total commitment of $841.7 remains undrawn as of December 31, 2025	841.7	-	841.7
(185)	ELM DebtCo, LLC	$748.3 of total commitment of $748.3 remains undrawn as of December 31, 2025	748.3	-	748.3
(186)	EMB Purchaser, Inc.	$14,135.8 of total commitment of $14,135.8 remains undrawn as of December 31, 2025	14,135.8	-	14,135.8
(187)	EMB Purchaser, Inc.	$21,500.6 of total commitment of $21,500.6 remains undrawn as of December 31, 2025	21,500.6	-	21,500.6
(188)	Empower Payments Investor, LLC	$930.2 of total commitment of $930.2 remains undrawn as of December 31, 2025	930.2	-	930.2
(189)	Empower Payments Investor, LLC	$1,933.5 of total commitment of $1,933.5 remains undrawn as of December 31, 2025	1,933.5	-	1,933.5
(190)	Endurance PT Technology Buyer Corporation and Endurance PT Technology Holdings LLC	$3,519.2 of total commitment of $5,865.3 remains undrawn as of December 31, 2025	3,519.2	2,346.1	5,865.3
(191)	Envisage Management Ltd	$2,918.3 of total commitment of $2,918.3 remains undrawn as of December 31, 2025	2,918.3	-	2,918.3
(192)	eResearchTechnology, Inc. and Astorg VII Co-Invest ERT	$8,125.8 of total commitment of $8,125.8 remains undrawn as of December 31, 2025	8,125.8	-	8,125.8
(193)	eResearchTechnology, Inc. and Astorg VII Co-Invest ERT	$10,600.2 of total commitment of $10,600.2 remains undrawn as of December 31, 2025	10,600.2	-	10,600.2
(194)	ESHA Intermediate, LLC	$2,424.1 of total commitment of $2,424.1 remains undrawn as of December 31, 2025	2,424.1	-	2,424.1
(195)	ESHA Intermediate, LLC	$2,705.3 of total commitment of $2,705.3 remains undrawn as of December 31, 2025	2,705.3	-	2,705.3
(196)	Eternal Aus Bidco Pty Ltd	$507.4 of total commitment of $507.4 remains undrawn as of December 31, 2025	507.4	-	507.4
(197)	Excel Fitness Consolidator LLC, Health Buyer LLC and Excel Fitness Holdings, Inc.	$165.7 of total commitment of $368.3 remains undrawn as of December 31, 2025	165.7	202.6	368.3
(198)	Excel Fitness Consolidator LLC, Health Buyer LLC and Excel Fitness Holdings, Inc.	$1,277.6 of total commitment of $1,277.6 remains undrawn as of December 31, 2025	1,277.6	-	1,277.6
(199)	Excelitas Technologies Corp.	$32,500.0 of total commitment of $32,500.0 remains undrawn as of December 31, 2025	32,500.0	-	32,500.0
(200)	Expereo USA, Inc. and Ristretto Bidco B.V.	$7,479.3 of total commitment of $7,479.3 remains undrawn as of December 31, 2025	7,479.3	-	7,479.3
(201)	Expereo USA, Inc. and Ristretto Bidco B.V.	$8,234.2 of total commitment of $8,234.2 remains undrawn as of December 31, 2025	8,234.2	-	8,234.2
(202)	Fever Labs, Inc.	$5,225.6 of total commitment of $16,820.2 remains undrawn as of December 31, 2025	5,225.6	11,594.6	16,820.2
(203)	Fever Labs, Inc.	$4,419.8 of total commitment of $4,419.8 remains undrawn as of December 31, 2025	4,419.8	-	4,419.8
(204)	Fever Labs, Inc.	$0.0 of total commitment of $4,419.8 remains undrawn as of December 31, 2025	-	-	4,419.8
(205)	Fever Labs, Inc.	$3,600.0 of total commitment of $3,600.0 remains undrawn as of December 31, 2025	3,600.0	-	3,600.0
(206)	FIC Matterhorn CF, LP and FIC Matterhorn CF Feeder, LP	$9,105.1 of total commitment of $28,817.9 remains undrawn as of December 31, 2025	9,105.1	19,712.8	28,817.9
(207)	FIC Matterhorn CF, LP and FIC Matterhorn CF Feeder, LP	$0.3 of total commitment of $1.0 remains undrawn as of December 31, 2025	0.3	0.7	1.0
(208)	Firebird Acquisition Corp, Inc.	$2,881.0 of total commitment of $3,006.3 remains undrawn as of December 31, 2025	2,881.0	125.3	3,006.3
(209)	Firebird Acquisition Corp, Inc.	$5,698.6 of total commitment of $5,698.6 remains undrawn as of December 31, 2025	5,698.6	-	5,698.6
(210)	Fitness Ventures Holdings, Inc. and Meaningful Partners Fitness Ventures Co-Investment LP	$0.0 of total commitment of $2,405.0 remains undrawn as of December 31, 2025	-	2,405.0	2,405.0
(211)	Fitness Ventures Holdings, Inc. and Meaningful Partners Fitness Ventures Co-Investment LP	$9,160.9 of total commitment of $9,160.9 remains undrawn as of December 31, 2025	9,160.9	-	9,160.9
(212)	FL Hawk Intermediate Holdings, Inc.	$1,158.7 of total commitment of $1,158.7 remains undrawn as of December 31, 2025	1,158.7	-	1,158.7
(213)	Flexera Software LLC	$1,737.4 of total commitment of $1,737.4 remains undrawn as of December 31, 2025	1,737.4	-	1,737.4
(214)	Flint OpCo, LLC	$1.0 of total commitment of $1.0 remains undrawn as of December 31, 2025	1.0	-	1.0
(215)	Flint OpCo, LLC	$741.5 of total commitment of $741.5 remains undrawn as of December 31, 2025	741.5	-	741.5
(216)	Flint OpCo, LLC	$7,928.3 of total commitment of $7,928.3 remains undrawn as of December 31, 2025	7,928.3	-	7,928.3
(217)	FlyWheel Acquireco, Inc.	$1,446.4 of total commitment of $1,607.1 remains undrawn as of December 31, 2025	1,446.4	160.7	1,607.1
(218)	Forward Keystone Holdings, LP	$7,017.8 of total commitment of $7,017.8 remains undrawn as of December 31, 2025	7,017.8	-	7,017.8
(219)	Fossil Group, Inc., Fossil Partners, L.P., and Fossil Canada Inc.	$19,510.9 of total commitment of $21,871.7 remains undrawn as of December 31, 2025	19,510.9	2,360.8	21,871.7
(220)	Frontline Road Safety Operations, LLC	$11,099.3 of total commitment of $11,678.5 remains undrawn as of December 31, 2025	11,099.3	579.2	11,678.5
(221)	Frontline Road Safety Operations, LLC	$4,557.4 of total commitment of $4,557.4 remains undrawn as of December 31, 2025	4,557.4	-	4,557.4
(222)	G702 Buyer, Inc.	$1,890.5 of total commitment of $1,890.5 remains undrawn as of December 31, 2025	1,890.5	-	1,890.5
(223)	GAPCO AIV Interholdco (CP), L.P.	$12,889.9 of total commitment of $12,889.9 remains undrawn as of December 31, 2025	12,889.9	-	12,889.9
(224)	GC Waves Holdings, Inc.	$115.8 of total commitment of $115.8 remains undrawn as of December 31, 2025	115.8	-	115.8
(225)	GC Waves Holdings, Inc.	$10,475.3 of total commitment of $10,475.3 remains undrawn as of December 31, 2025	10,475.3	-	10,475.3

(226)	Generator US Buyer, Inc. and Total Power Limited	$1,195.3 of total commitment of $1,195.3 remains undrawn as of December 31, 2025	1,195.3	-	1,195.3
(227)	Generator US Buyer, Inc. and Total Power Limited	$714.5 of total commitment of $714.5 remains undrawn as of December 31, 2025	714.5	-	714.5
(228)	Generator US Buyer, Inc. and Total Power Limited	$3,553.0 of total commitment of $3,553.0 remains undrawn as of December 31, 2025	3,553.0	-	3,553.0
(229)	Gestion ABS Bidco Inc. / ABS Bidco Holdings Inc.	$1,987.7 of total commitment of $1,987.7 remains undrawn as of December 31, 2025	1,987.7	-	1,987.7
(230)	Gestion ABS Bidco Inc. / ABS Bidco Holdings Inc.	$6,228.2 of total commitment of $6,228.2 remains undrawn as of December 31, 2025	6,228.2	-	6,228.2
(231)	GHP-VGS Purchaser LLC	$2,015.6 of total commitment of $2,015.6 remains undrawn as of December 31, 2025	2,015.6	-	2,015.6
(232)	GHP-VGS Purchaser LLC	$6,538.4 of total commitment of $6,538.4 remains undrawn as of December 31, 2025	6,538.4	-	6,538.4
(233)	Global Music Rights, LLC	$13,645.8 of total commitment of $13,645.8 remains undrawn as of December 31, 2025	13,645.8	-	13,645.8
(234)	GMF Parent, Inc. and GMF Group Holdings, LP	$2,909.6 of total commitment of $2,909.6 remains undrawn as of December 31, 2025	2,909.6	-	2,909.6
(235)	GMF Parent, Inc. and GMF Group Holdings, LP	$7,480.8 of total commitment of $7,480.8 remains undrawn as of December 31, 2025	7,480.8	-	7,480.8
(236)	Goldeneye Parent, LLC	$2,778.9 of total commitment of $2,778.9 remains undrawn as of December 31, 2025	2,778.9	-	2,778.9
(237)	Grit Buyer, Inc. and Integrum Grit Co-Invest LP	$6,163.4 of total commitment of $6,321.4 remains undrawn as of December 31, 2025	6,163.4	158.0	6,321.4
(238)	Grit Buyer, Inc. and Integrum Grit Co-Invest LP	$18,806.2 of total commitment of $18,806.2 remains undrawn as of December 31, 2025	18,806.2	-	18,806.2
(239)	Grit Buyer, Inc. and Integrum Grit Co-Invest LP	$2,466.3 of total commitment of $2,466.3 remains undrawn as of December 31, 2025	2,466.3	-	2,466.3
(240)	GS SEER Group Borrower LLC and GS SEER Group Holdings LLC	$789.6 of total commitment of $1,100.9 remains undrawn as of December 31, 2025	789.6	311.3	1,100.9
(241)	GS SEER Group Borrower LLC and GS SEER Group Holdings LLC	$587.5 of total commitment of $587.5 remains undrawn as of December 31, 2025	587.5	-	587.5
(242)	GSM Rights Fund II LP	$9,244.7 of total commitment of $9,244.7 remains undrawn as of December 31, 2025	9,244.7	-	9,244.7
(243)	GSV Purchaser, Inc.	$5,754.3 of total commitment of $5,754.3 remains undrawn as of December 31, 2025	5,754.3	-	5,754.3
(244)	GSV Purchaser, Inc.	$18,198.4 of total commitment of $18,198.4 remains undrawn as of December 31, 2025	18,198.4	-	18,198.4
(245)	GTCR Everest Borrower, LLC	$1,659.6 of total commitment of $1,659.6 remains undrawn as of December 31, 2025	1,659.6	-	1,659.6
(246)	GTCR F Buyer Corp. and GTCR (D) Investors LP	$1,687.5 of total commitment of $1,875.0 remains undrawn as of December 31, 2025	1,687.5	187.5	1,875.0
(247)	GTCR F Buyer Corp. and GTCR (D) Investors LP	$1,548.1 of total commitment of $1,548.1 remains undrawn as of December 31, 2025	1,548.1	-	1,548.1
(248)	GTCR F Buyer Corp. and GTCR (D) Investors LP	$21.3 of total commitment of $21.3 remains undrawn as of December 31, 2025	21.3	-	21.3
(249)	Guidepoint Security Holdings, LLC	$3,143.3 of total commitment of $3,143.3 remains undrawn as of December 31, 2025	3,143.3	-	3,143.3
(250)	Guidepoint Security Holdings, LLC	$1,585.7 of total commitment of $1,585.7 remains undrawn as of December 31, 2025	1,585.7	-	1,585.7
(251)	Hakken Midco B.V.	$921.3 of total commitment of $921.3 remains undrawn as of December 31, 2025	921.3	-	921.3
(252)	Harbourvest Global Private Equity Limited	$34,125.0 of total commitment of $64,999.9 remains undrawn as of December 31, 2025	34,125.0	30,874.9	64,999.9
(253)	HBH Buyer, LLC	$0.0 of total commitment of $3,887.8 remains undrawn as of December 31, 2025	-	3,887.8	3,887.8
(254)	HBH Buyer, LLC	$10,887.3 of total commitment of $10,887.3 remains undrawn as of December 31, 2025	10,887.3	-	10,887.3
(255)	HBH Buyer, LLC	$2,526.8 of total commitment of $2,526.8 remains undrawn as of December 31, 2025	2,526.8	-	2,526.8
(256)	Helios Service Partners, LLC and Astra Service Partners, LLC	$8,961.1 of total commitment of $8,961.1 remains undrawn as of December 31, 2025	8,961.1	-	8,961.1
(257)	Hellman & Friedman Capital Partners VIII, L.P.	$214.4 of total commitment of $2,088.5 remains undrawn as of December 31, 2025	214.4	1,874.1	2,088.5
(258)	HGC Holdings, LLC	$5,946.4 of total commitment of $5,946.4 remains undrawn as of December 31, 2025	5,946.4	-	5,946.4
(259)	HGC Holdings, LLC	$15,115.7 of total commitment of $15,115.7 remains undrawn as of December 31, 2025	15,115.7	-	15,115.7
(260)	HgCapital 8 A L.P.	$55.6 of total commitment of $1,043.0 remains undrawn as of December 31, 2025	55.6	987.4	1,043.0
(261)	Higginbotham Insurance Agency, Inc., HIG Operations Holdings, Inc., and HIG Intermediate, Inc.	$2,089.8 of total commitment of $2,089.8 remains undrawn as of December 31, 2025	2,089.8	-	2,089.8
(262)	High Street Buyer, Inc. and High Street Holdco LLC	$39,661.6 of total commitment of $39,661.6 remains undrawn as of December 31, 2025	39,661.6	-	39,661.6
(263)	Hills Distribution, Inc., Hills Intermediate FT Holdings, LLC and GMP Hills, LP	$2,017.9 of total commitment of $5,044.8 remains undrawn as of December 31, 2025	2,017.9	3,026.9	5,044.8
(264)	Hills Distribution, Inc., Hills Intermediate FT Holdings, LLC and GMP Hills, LP	$5,718.6 of total commitment of $5,718.6 remains undrawn as of December 31, 2025	5,718.6	-	5,718.6
(265)	Himalaya TopCo LLC and BCPE Hyperlink Holdings, LP	$26,458.4 of total commitment of $26,570.8 remains undrawn as of December 31, 2025	26,458.4	112.4	26,570.8
(266)	Himalaya TopCo LLC and BCPE Hyperlink Holdings, LP	$40,812.1 of total commitment of $40,812.1 remains undrawn as of December 31, 2025	40,812.1	-	40,812.1
(267)	Horizon Avionics Buyer, LLC and Horizon CTS Buyer, LLC	$13,289.9 of total commitment of $16,935.0 remains undrawn as of December 31, 2025	13,289.9	3,645.1	16,935.0
(268)	Horizon Avionics Buyer, LLC and Horizon CTS Buyer, LLC	$9,494.9 of total commitment of $9,494.9 remains undrawn as of December 31, 2025	9,494.9	-	9,494.9
(269)	HP RSS Buyer, Inc.	$3,711.7 of total commitment of $3,711.7 remains undrawn as of December 31, 2025	3,711.7	-	3,711.7
(270)	HP RSS Buyer, Inc.	$8,312.8 of total commitment of $8,312.8 remains undrawn as of December 31, 2025	8,312.8	-	8,312.8
(271)	HPCC Parent, Inc. and Patriot Container Corp.	$5,145.7 of total commitment of $5,145.7 remains undrawn as of December 31, 2025	5,145.7	-	5,145.7
(272)	HuFriedy Group Acquisition LLC	$5,114.8 of total commitment of $5,327.9 remains undrawn as of December 31, 2025	5,114.8	213.1	5,327.9
(273)	HuFriedy Group Acquisition LLC	$12,297.9 of total commitment of $12,297.9 remains undrawn as of December 31, 2025	12,297.9	-	12,297.9
(274)	Hyland Software, Inc.	$1,102.9 of total commitment of $1,102.9 remains undrawn as of December 31, 2025	1,102.9	-	1,102.9
(275)	Icefall Parent, Inc.	$735.5 of total commitment of $735.5 remains undrawn as of December 31, 2025	735.5	-	735.5
(276)	ID.me, LLC and ID.me, Inc.	$8,346.9 of total commitment of $8,346.9 remains undrawn as of December 31, 2025	8,346.9	-	8,346.9
(277)	ID.me, LLC and ID.me, Inc.	$7,011.4 of total commitment of $7,011.4 remains undrawn as of December 31, 2025	7,011.4	-	7,011.4
(278)	IFH Franchisee Holdings, LLC	$5,597.0 of total commitment of $16,790.9 remains undrawn as of December 31, 2025	5,597.0	11,193.9	16,790.9
(279)	IFH Franchisee Holdings, LLC	$10,722.7 of total commitment of $10,722.7 remains undrawn as of December 31, 2025	10,722.7	-	10,722.7

(280)	Igea Bidco S.p.A. and Masco Group S.p.A.	$135.7 of total commitment of $135.7 remains undrawn as of December 31, 2025	135.7	-	135.7
(281)	Infinity Home Services HoldCo, Inc., D&S Amalco and IHS Parent Holdings, L.P.	$455.3 of total commitment of $455.3 remains undrawn as of December 31, 2025	455.3	-	455.3
(282)	Infinity Home Services HoldCo, Inc., D&S Amalco and IHS Parent Holdings, L.P.	$29.8 of total commitment of $29.8 remains undrawn as of December 31, 2025	29.8	-	29.8
(283)	Infinity Home Services HoldCo, Inc., D&S Amalco and IHS Parent Holdings, L.P.	$6,122.1 of total commitment of $6,122.1 remains undrawn as of December 31, 2025	6,122.1	-	6,122.1
(284)	Infinity Home Services HoldCo, Inc., D&S Amalco and IHS Parent Holdings, L.P.	$6,009.3 of total commitment of $6,009.3 remains undrawn as of December 31, 2025	6,009.3	-	6,009.3
(285)	Insight Venture Partners (Cayman) VII, LP	$9.4 of total commitment of $2,291.3 remains undrawn as of December 31, 2025	9.4	2,281.9	2,291.3
(286)	Insight Venture Partners (Delaware) VIII, LP	$137.3 of total commitment of $2,376.0 remains undrawn as of December 31, 2025	137.3	2,238.7	2,376.0
(287)	Insight Venture Partners Coinvestment Fund II, LP	$0.0 of total commitment of $2,290.6 remains undrawn as of December 31, 2025	-	2,290.6	2,290.6
(288)	Inszone Mid, LLC and INSZ Holdings, LLC	$5,450.3 of total commitment of $5,450.3 remains undrawn as of December 31, 2025	5,450.3	-	5,450.3
(289)	Inszone Mid, LLC and INSZ Holdings, LLC	$73,008.2 of total commitment of $73,008.2 remains undrawn as of December 31, 2025	73,008.2	-	73,008.2
(290)	Internet Truckstop Group LLC	$1,990.0 of total commitment of $1,990.0 remains undrawn as of December 31, 2025	1,990.0	-	1,990.0
(291)	Intero Integrity Services Group B.V.	$919.7 of total commitment of $919.7 remains undrawn as of December 31, 2025	919.7	-	919.7
(292)	JAMS Holdings LP and Jams Buyer LLC	$2,468.1 of total commitment of $2,468.1 remains undrawn as of December 31, 2025	2,468.1	-	2,468.1
(293)	JAMS Holdings LP and Jams Buyer LLC	$4,416.8 of total commitment of $4,416.8 remains undrawn as of December 31, 2025	4,416.8	-	4,416.8
(294)	Jeppesen Holdings, LLC	$997.3 of total commitment of $997.3 remains undrawn as of December 31, 2025	997.3	-	997.3
(295)	Jones Fish Hatcheries & Distributors, LLC and Pond Management Group Holdings, LLC	$3,029.0 of total commitment of $3,029.0 remains undrawn as of December 31, 2025	3,029.0	-	3,029.0
(296)	Jones Fish Hatcheries & Distributors, LLC and Pond Management Group Holdings, LLC	$11,187.4 of total commitment of $11,187.4 remains undrawn as of December 31, 2025	11,187.4	-	11,187.4
(297)	JSG II, Inc. and Checkers USA, Inc.	$391.4 of total commitment of $391.4 remains undrawn as of December 31, 2025	391.4	-	391.4
(298)	JSG II, Inc. and Checkers USA, Inc.	$795.5 of total commitment of $795.5 remains undrawn as of December 31, 2025	795.5	-	795.5
(299)	Kairos Bidco Limited	$2,826.5 of total commitment of $3,140.6 remains undrawn as of December 31, 2025	2,826.5	314.1	3,140.6
(300)	Kelso Investment Associates IX, L.P.	$691.3 of total commitment of $1,979.9 remains undrawn as of December 31, 2025	691.3	1,288.6	1,979.9
(301)	King Risk Partners, LLC	$1,943.7 of total commitment of $1,943.7 remains undrawn as of December 31, 2025	1,943.7	-	1,943.7
(302)	King Risk Partners, LLC	$4,060.7 of total commitment of $4,060.7 remains undrawn as of December 31, 2025	4,060.7	-	4,060.7
(303)	Kings Buyer, LLC	$1,552.6 of total commitment of $2,451.4 remains undrawn as of December 31, 2025	1,552.6	898.8	2,451.4
(304)	KKR North America Fund XI, L.P.	$0.0 of total commitment of $3,059.0 remains undrawn as of December 31, 2025	-	3,059.0	3,059.0
(305)	Knight AcquireCo, LLC and Knight Holdings, LP	$26,636.9 of total commitment of $26,636.9 remains undrawn as of December 31, 2025	26,636.9	-	26,636.9
(306)	Koala Investment Holdings, Inc.	$2,305.8 of total commitment of $2,305.8 remains undrawn as of December 31, 2025	2,305.8	-	2,305.8
(307)	Koala Investment Holdings, Inc.	$4,913.0 of total commitment of $4,913.0 remains undrawn as of December 31, 2025	4,913.0	-	4,913.0
(308)	Kohlberg Private Credit Investors Rated Feeder-L, L.L.C.	$7,436.7 of total commitment of $7,436.7 remains undrawn as of December 31, 2025	7,436.7	-	7,436.7
(309)	KPS Global LLC and Cool Group LLC	$3,073.6 of total commitment of $3,073.6 remains undrawn as of December 31, 2025	3,073.6	-	3,073.6
(310)	Lakehouse Buyer Inc.	$49,270.0 of total commitment of $49,270.0 remains undrawn as of December 31, 2025	49,270.0	-	49,270.0
(311)	LBC Woodlands Purchaser LLC and LBC Woodlands Holdings LP	$4,450.7 of total commitment of $4,837.7 remains undrawn as of December 31, 2025	4,450.7	387.0	4,837.7
(312)	LBC Woodlands Purchaser LLC and LBC Woodlands Holdings LP	$8,301.2 of total commitment of $8,301.2 remains undrawn as of December 31, 2025	8,301.2	-	8,301.2
(313)	League One Volleyball Clubs, LLC and League One Volleyball, Inc.	$1.7 of total commitment of $1.7 remains undrawn as of December 31, 2025	1.7	-	1.7
(314)	Legends Hospitality Holding Company, LLC and Stadium Coinvest (B)-III, L.P.	$1,675.4 of total commitment of $3,202.3 remains undrawn as of December 31, 2025	1,675.4	1,526.9	3,202.3
(315)	Legends Hospitality Holding Company, LLC and Stadium Coinvest (B)-III, L.P.	$282.4 of total commitment of $282.4 remains undrawn as of December 31, 2025	282.4	-	282.4
(316)	Leviathan Intermediate Holdco, LLC and Leviathan Holdings, L.P.	$182.2 of total commitment of $182.2 remains undrawn as of December 31, 2025	182.2	-	182.2
(317)	LHS Borrower, LLC, LH Equity Investors, L.P., Leaf Home, LLC and GC Fund IV Blocker LLC	$5,908.0 of total commitment of $6,713.6 remains undrawn as of December 31, 2025	5,908.0	805.6	6,713.6
(318)	Lightbeam Bidco, Inc.	$0.3 of total commitment of $1.0 remains undrawn as of December 31, 2025	0.3	0.7	1.0
(319)	Lightbeam Bidco, Inc.	$11,181.0 of total commitment of $11,181.0 remains undrawn as of December 31, 2025	11,181.0	-	11,181.0
(320)	Linden Structured Capital Fund II-A LP	$806.7 of total commitment of $3,035.9 remains undrawn as of December 31, 2025	806.7	2,229.2	3,035.9
(321)	LivTech Purchaser, Inc.	$1,144.7 of total commitment of $1,144.7 remains undrawn as of December 31, 2025	1,144.7	-	1,144.7
(322)	LivTech Purchaser, Inc.	$861.1 of total commitment of $861.1 remains undrawn as of December 31, 2025	861.1	-	861.1
(323)	Mai Capital Management Intermediate LLC	$1,599.9 of total commitment of $1,963.1 remains undrawn as of December 31, 2025	1,599.9	363.2	1,963.1
(324)	Mai Capital Management Intermediate LLC	$1,580.7 of total commitment of $1,580.7 remains undrawn as of December 31, 2025	1,580.7	-	1,580.7
(325)	Mari Events Midco LLC and AE EventsCo Holdings LLC	$877.7 of total commitment of $877.7 remains undrawn as of December 31, 2025	877.7	-	877.7
(326)	Igea Bidco S.p.A. and Masco Group S.p.A.	$1,607.1 of total commitment of $1,607.1 remains undrawn as of December 31, 2025	1,607.1	-	1,607.1
(327)	Medlar Bidco Limited	$10,381.1 of total commitment of $10,381.1 remains undrawn as of December 31, 2025	10,381.1	-	10,381.1
(328)	Merit Financial Group, LLC and CWC Fund I Co-Invest (MFA) LP	$0.0 of total commitment of $1,750.0 remains undrawn as of December 31, 2025	-	1,750.0	1,750.0
(329)	Merit Financial Group, LLC and CWC Fund I Co-Invest (MFA) LP	$6,250.0 of total commitment of $6,250.0 remains undrawn as of December 31, 2025	6,250.0	-	6,250.0
(330)	Merit Software Finance Holdings, LLC	$1,617.3 of total commitment of $1,617.3 remains undrawn as of December 31, 2025	1,617.3	-	1,617.3
(331)	Merit Software Finance Holdings, LLC	$6,453.9 of total commitment of $6,453.9 remains undrawn as of December 31, 2025	6,453.9	-	6,453.9
(332)	Metatiedot Bidco OY and Metatiedot US, LLC	$0.0 of total commitment of $1,493.4 remains undrawn as of December 31, 2025	-	1,493.4	1,493.4
(333)	Metatiedot Bidco OY and Metatiedot US, LLC	$1,658.3 of total commitment of $1,658.3 remains undrawn as of December 31, 2025	1,658.3	-	1,658.3
(334)	Meyer Laboratory, LLC and Meyer Parent, LLC	$1,298.9 of total commitment of $1,687.6 remains undrawn as of December 31, 2025	1,298.9	388.7	1,687.6
(335)	Meyer Laboratory, LLC and Meyer Parent, LLC	$1,592.2 of total commitment of $1,592.2 remains undrawn as of December 31, 2025	1,592.2	-	1,592.2
(336)	ML Holdco, Inc.	$24,745.4 of total commitment of $24,745.4 remains undrawn as of December 31, 2025	24,745.4	-	24,745.4
(337)	Moderna, Inc.	$127,857.1 of total commitment of $127,857.1 remains undrawn as of December 31, 2025	127,857.1	-	127,857.1
(338)	Modernizing Medicine, Inc. and ModMed Software Midco Holdings, Inc.	$4,790.1 of total commitment of $4,809.3 remains undrawn as of December 31, 2025	4,790.1	19.2	4,809.3

(339)	Monica Holdco (US), Inc.	$2,909.6 of total commitment of $2,909.6 remains undrawn as of December 31, 2025	2,909.6	-	2,909.6
(340)	Monica Holdco (US), Inc.	$5,313.7 of total commitment of $5,313.7 remains undrawn as of December 31, 2025	5,313.7	-	5,313.7
(341)	Montagu V (US) L.P.	$235.9 of total commitment of $1,973.6 remains undrawn as of December 31, 2025	235.9	1,737.7	1,973.6
(342)	Montagu VII (B) SCSp	$700.0 of total commitment of $700.0 remains undrawn as of December 31, 2025	700.0	-	700.0
(343)	Mountaineer Merger Corporation	$6,767.2 of total commitment of $11,254.0 remains undrawn as of December 31, 2025	6,767.2	4,486.8	11,254.0
(344)	Mr. Greens Intermediate, LLC, Florida Veg Investments LLC, MRG Texas, LLC and Restaurant Produce and Services Blocker, LLC	$635.2 of total commitment of $2,020.1 remains undrawn as of December 31, 2025	635.2	1,384.9	2,020.1
(345)	Mr. Greens Intermediate, LLC, Florida Veg Investments LLC, MRG Texas, LLC and Restaurant Produce and Services Blocker, LLC	$3,137.1 of total commitment of $3,137.1 remains undrawn as of December 31, 2025	3,137.1	-	3,137.1
(346)	MSIS Holdings, Inc. and MS Precision Parent, LP	$6,310.6 of total commitment of $6,310.6 remains undrawn as of December 31, 2025	6,310.6	-	6,310.6
(347)	MSIS Holdings, Inc. and MS Precision Parent, LP	$8,845.0 of total commitment of $8,845.0 remains undrawn as of December 31, 2025	8,845.0	-	8,845.0
(348)	Mustang Prospects Purchaser, LLC, Senske Acquisition, Inc., and Mustang Prospects Holdco, LLC	$2,238.2 of total commitment of $3,215.8 remains undrawn as of December 31, 2025	2,238.2	977.6	3,215.8
(349)	Mustang Prospects Purchaser, LLC, Senske Acquisition, Inc., and Mustang Prospects Holdco, LLC	$1,008.3 of total commitment of $1,008.3 remains undrawn as of December 31, 2025	1,008.3	-	1,008.3
(350)	NCP-MSI Buyer, Inc. and NCP MSI Co-Invest, LP	$2,266.0 of total commitment of $6,196.3 remains undrawn as of December 31, 2025	2,266.0	3,930.3	6,196.3
(351)	NCP-MSI Buyer, Inc. and NCP MSI Co-Invest, LP	$5,333.1 of total commitment of $5,333.1 remains undrawn as of December 31, 2025	5,333.1	-	5,333.1
(352)	NCP-MSI Buyer, Inc. and NCP MSI Co-Invest, LP	$390.7 of total commitment of $1,172.0 remains undrawn as of December 31, 2025	390.7	781.3	1,172.0
(353)	Netsmart, Inc. and Netsmart Technologies, Inc.	$11,708.4 of total commitment of $11,708.4 remains undrawn as of December 31, 2025	11,708.4	-	11,708.4
(354)	Netsmart, Inc. and Netsmart Technologies, Inc.	$10,411.7 of total commitment of $10,411.7 remains undrawn as of December 31, 2025	10,411.7	-	10,411.7
(355)	New Mountain Partners III, L.P.	$366.7 of total commitment of $760.0 remains undrawn as of December 31, 2025	366.7	393.3	760.0
(356)	New Mountain Partners IV, L.P.	$993.8 of total commitment of $1,865.8 remains undrawn as of December 31, 2025	993.8	872.0	1,865.8
(357)	Next Holdco, LLC	$214.0 of total commitment of $214.0 remains undrawn as of December 31, 2025	214.0	-	214.0
(358)	North Haven Fairway Buyer, LLC and Fairway Lawns, LLC	$124.0 of total commitment of $454.6 remains undrawn as of December 31, 2025	124.0	330.6	454.6
(359)	North Haven Fairway Buyer, LLC and Fairway Lawns, LLC	$2,183.9 of total commitment of $2,183.9 remains undrawn as of December 31, 2025	2,183.9	-	2,183.9
(360)	North Star Acquisitionco, LLC and Toucan Bidco Limited	$2,408.8 of total commitment of $2,408.8 remains undrawn as of December 31, 2025	2,408.8	-	2,408.8
(361)	North Star Acquisitionco, LLC and Toucan Bidco Limited	$141.2 of total commitment of $141.2 remains undrawn as of December 31, 2025	141.2	-	141.2
(362)	Northwinds Holding, Inc. and Northwinds Services Group LLC	$3,615.4 of total commitment of $3,615.4 remains undrawn as of December 31, 2025	3,615.4	-	3,615.4
(363)	Northwinds Holding, Inc. and Northwinds Services Group LLC	$13,277.4 of total commitment of $13,277.4 remains undrawn as of December 31, 2025	13,277.4	-	13,277.4
(364)	Oak Funding LLC	$8,666.7 of total commitment of $8,666.7 remains undrawn as of December 31, 2025	8,666.7	-	8,666.7
(365)	OakBridge Insurance Agency LLC and Maple Acquisition Holdings, LP	$879.5 of total commitment of $1,339.3 remains undrawn as of December 31, 2025	879.5	459.8	1,339.3
(366)	OakBridge Insurance Agency LLC and Maple Acquisition Holdings, LP	$2,807.1 of total commitment of $2,807.1 remains undrawn as of December 31, 2025	2,807.1	-	2,807.1
(367)	OakBridge Insurance Agency LLC and Maple Acquisition Holdings, LP	$4,499.1 of total commitment of $4,499.1 remains undrawn as of December 31, 2025	4,499.1	-	4,499.1
(368)	Odevo AB	$22,499.4 of total commitment of $22,499.4 remains undrawn as of December 31, 2025	22,499.4	-	22,499.4
(369)	Omnigo Software, LLC, Omnigo Software - I, Inc., and Omnigo Software - Q, Inc.	$431.2 of total commitment of $431.2 remains undrawn as of December 31, 2025	431.2	-	431.2
(370)	Omnigo Software, LLC, Omnigo Software - I, Inc., and Omnigo Software - Q, Inc.	$333.9 of total commitment of $333.9 remains undrawn as of December 31, 2025	333.9	-	333.9
(371)	One Equity Partners VI, L.P.	$1,559.5 of total commitment of $5,251.7 remains undrawn as of December 31, 2025	1,559.5	3,692.2	5,251.7
(372)	One Equity Partners VII, L.P.	$332.8 of total commitment of $2,827.0 remains undrawn as of December 31, 2025	332.8	2,494.2	2,827.0
(373)	Onex Partners III LP	$831.7 of total commitment of $2,129.0 remains undrawn as of December 31, 2025	831.7	1,297.3	2,129.0
(374)	Onex Partners IV LP	$195.0 of total commitment of $2,890.0 remains undrawn as of December 31, 2025	195.0	2,695.0	2,890.0
(375)	Orange Barrel Media, LLC/IKE Smart City, LLC	$282.8 of total commitment of $282.8 remains undrawn as of December 31, 2025	282.8	-	282.8
(376)	Orange Barrel Media, LLC/IKE Smart City, LLC	$1,240.0 of total commitment of $1,240.0 remains undrawn as of December 31, 2025	1,240.0	-	1,240.0
(377)	Pallas NZ Funding Trust No. 1	$0.0 of total commitment of $2,155.1 remains undrawn as of December 31, 2025	-	2,155.1	2,155.1
(378)	Paris US Holdco, Inc. & 1001028292 Ontario Inc.	$7,809.6 of total commitment of $8,442.8 remains undrawn as of December 31, 2025	7,809.6	633.2	8,442.8
(379)	Paris US Holdco, Inc. & 1001028292 Ontario Inc.	$13,652.8 of total commitment of $13,652.8 remains undrawn as of December 31, 2025	13,652.8	-	13,652.8
(380)	Pathstone Family Office LLC and Kelso XI Tailwind Co-Investment, L.P.	$1,612.4 of total commitment of $2,121.6 remains undrawn as of December 31, 2025	1,612.4	509.2	2,121.6
(381)	Pathstone Family Office LLC and Kelso XI Tailwind Co-Investment, L.P.	$2,661.9 of total commitment of $2,661.9 remains undrawn as of December 31, 2025	2,661.9	-	2,661.9
(382)	Pathstone Family Office LLC and Kelso XI Tailwind Co-Investment, L.P.	$4.0 of total commitment of $4.0 remains undrawn as of December 31, 2025	4.0	-	4.0
(383)	Pave America Holding, LLC	$3,997.7 of total commitment of $5,711.0 remains undrawn as of December 31, 2025	3,997.7	1,713.3	5,711.0
(384)	Pave America Holding, LLC	$4,633.1 of total commitment of $4,633.1 remains undrawn as of December 31, 2025	4,633.1	-	4,633.1
(385)	PCIA SPV-3, LLC and ASE Royal Aggregator, LLC	$1,000.0 of total commitment of $1,000.0 remains undrawn as of December 31, 2025	1,000.0	-	1,000.0
(386)	PCIA SPV-3, LLC and ASE Royal Aggregator, LLC	$606.7 of total commitment of $606.7 remains undrawn as of December 31, 2025	606.7	-	606.7
(387)	PCMI Parent, LLC and PCMI Ultimate Holdings, LP	$6,474.2 of total commitment of $6,474.2 remains undrawn as of December 31, 2025	6,474.2	-	6,474.2
(388)	PCS MidCo, Inc. and PCS Parent, L.P.	$1,363.6 of total commitment of $1,363.6 remains undrawn as of December 31, 2025	1,363.6	-	1,363.6
(389)	PCS MidCo, Inc. and PCS Parent, L.P.	$1,601.0 of total commitment of $1,601.0 remains undrawn as of December 31, 2025	1,601.0	-	1,601.0
(390)	PDDS HoldCo, Inc.	$2,158.3 of total commitment of $2,158.3 remains undrawn as of December 31, 2025	2,158.3	-	2,158.3
(391)	Perigon Wealth Management, LLC and Perigon Wealth Advisors Holdings Company, LLC	$9,465.7 of total commitment of $9,465.7 remains undrawn as of December 31, 2025	9,465.7	-	9,465.7
(392)	Permira IV L.P. 2	$0.0 of total commitment of $1,505.2 remains undrawn as of December 31, 2025	-	1,505.2	1,505.2

(393)	Permira V G.P. L.P.	$27.6 of total commitment of $310.9 remains undrawn as of December 31, 2025	27.6	283.3	310.9
(394)	Permira VI L.P.1	$249.2 of total commitment of $753.1 remains undrawn as of December 31, 2025	249.2	503.9	753.1
(395)	PestCo Holdings, LLC and PestCo, LLC	$1,926.7 of total commitment of $1,926.7 remains undrawn as of December 31, 2025	1,926.7	-	1,926.7
(396)	PestCo Holdings, LLC and PestCo, LLC	$3,385.4 of total commitment of $3,385.4 remains undrawn as of December 31, 2025	3,385.4	-	3,385.4
(397)	pH Beauty Holdings III, Inc.	$1,663.3 of total commitment of $1,663.3 remains undrawn as of December 31, 2025	1,663.3	-	1,663.3
(398)	Pike Corporation	$25,389.1 of total commitment of $25,389.1 remains undrawn as of December 31, 2025	25,389.1	-	25,389.1
(399)	Pike Corporation	$38,083.7 of total commitment of $38,083.7 remains undrawn as of December 31, 2025	38,083.7	-	38,083.7
(400)	Pinnacle Buyer, LLC	$8,043.9 of total commitment of $8,043.9 remains undrawn as of December 31, 2025	8,043.9	-	8,043.9
(401)	Pinnacle MEP Intermediate Holdco LLC and BPCP Pinnacle Holdings, Inc.	$1,426.5 of total commitment of $2,378.7 remains undrawn as of December 31, 2025	1,426.5	952.2	2,378.7
(402)	Pinnacle MEP Intermediate Holdco LLC and BPCP Pinnacle Holdings, Inc.	$5,386.4 of total commitment of $5,386.4 remains undrawn as of December 31, 2025	5,386.4	-	5,386.4
(403)	Poseidon IntermediateCo, Inc.	$3,123.0 of total commitment of $3,123.0 remains undrawn as of December 31, 2025	3,123.0	-	3,123.0
(404)	Poseidon IntermediateCo, Inc.	$6,089.0 of total commitment of $6,089.0 remains undrawn as of December 31, 2025	6,089.0	-	6,089.0
(405)	Precision Concepts Parent Inc., Precision Concepts International LLC, and Precision Concepts Canada Corporation	$5,128.6 of total commitment of $5,686.2 remains undrawn as of December 31, 2025	5,128.6	557.6	5,686.2
(406)	Premiere Buyer, LLC	$5,830.3 of total commitment of $5,830.3 remains undrawn as of December 31, 2025	5,830.3	-	5,830.3
(407)	Premiere Buyer, LLC	$2,710.8 of total commitment of $2,710.8 remains undrawn as of December 31, 2025	2,710.8	-	2,710.8
(408)	Premise Health Holding Corp. and OMERS Bluejay Investment Holdings LP	$1,965.5 of total commitment of $1,965.5 remains undrawn as of December 31, 2025	1,965.5	-	1,965.5
(409)	Premise Health Holding Corp. and OMERS Bluejay Investment Holdings LP	$6,725.5 of total commitment of $6,725.5 remains undrawn as of December 31, 2025	6,725.5	-	6,725.5
(410)	Priority Waste Holdings LLC, Priority Waste Holdings Indiana LLC and Priority Waste Super Holdings, LLC	$0.0 of total commitment of $2.0 remains undrawn as of December 31, 2025	-	2.0	2.0
(411)	Priority Waste Holdings LLC, Priority Waste Holdings Indiana LLC and Priority Waste Super Holdings, LLC	$570.7 of total commitment of $570.7 remains undrawn as of December 31, 2025	570.7	-	570.7
(412)	Project Alliance Buyer, LLC	$1,879.2 of total commitment of $1,879.2 remains undrawn as of December 31, 2025	1,879.2	-	1,879.2
(413)	Project Cardinal Acquisition, LLC	$4,369.9 of total commitment of $4,369.9 remains undrawn as of December 31, 2025	4,369.9	-	4,369.9
(414)	Project Cardinal Acquisition, LLC	$3,611.4 of total commitment of $3,611.4 remains undrawn as of December 31, 2025	3,611.4	-	3,611.4
(415)	Proofpoint, Inc.	$165.2 of total commitment of $165.2 remains undrawn as of December 31, 2025	165.2	-	165.2
(416)	Property Finder Mercury Ltd	$17,506.8 of total commitment of $17,506.8 remains undrawn as of December 31, 2025	17,506.8	-	17,506.8
(417)	Providence Equity Partners (Midsummer) L.P.	$182.1 of total commitment of $1,018.4 remains undrawn as of December 31, 2025	182.1	836.3	1,018.4
(418)	Providence Equity Partners VII, L.P.	$461.3 of total commitment of $1,044.0 remains undrawn as of December 31, 2025	461.3	582.7	1,044.0
(419)	Providence Equity Partners VII-A L.P.	$683.2 of total commitment of $2,358.7 remains undrawn as of December 31, 2025	683.2	1,675.5	2,358.7
(420)	Providence Equity Partners VIII, L.P.	$928.5 of total commitment of $4,569.9 remains undrawn as of December 31, 2025	928.5	3,641.4	4,569.9
(421)	PSC Parent, Inc.	$3,819.7 of total commitment of $8,117.3 remains undrawn as of December 31, 2025	3,819.7	4,297.6	8,117.3
(422)	PSC Parent, Inc.	$4,575.7 of total commitment of $4,575.7 remains undrawn as of December 31, 2025	4,575.7	-	4,575.7
(423)	PumpTech, LLC and Impel CV-B, LP	$2,116.5 of total commitment of $2,886.1 remains undrawn as of December 31, 2025	2,116.5	769.6	2,886.1
(424)	PumpTech, LLC and Impel CV-B, LP	$6,713.9 of total commitment of $6,713.9 remains undrawn as of December 31, 2025	6,713.9	-	6,713.9
(425)	PumpTech, LLC and Impel CV-B, LP	$321.4 of total commitment of $321.4 remains undrawn as of December 31, 2025	321.4	-	321.4
(426)	Purple Garden Invest (D) AB	$242.0 of total commitment of $1,445.8 remains undrawn as of December 31, 2025	242.0	1,203.8	1,445.8
(427)	PYE-Barker Fire & Safety, LLC	$4,452.5 of total commitment of $4,452.5 remains undrawn as of December 31, 2025	4,452.5	-	4,452.5
(428)	QBS Parent, Inc.	$1,348.3 of total commitment of $1,490.5 remains undrawn as of December 31, 2025	1,348.3	142.2	1,490.5
(429)	QF Holdings, Inc.	$12,306.7 of total commitment of $12,306.7 remains undrawn as of December 31, 2025	12,306.7	-	12,306.7
(430)	QF Holdings, Inc.	$18,998.0 of total commitment of $18,998.0 remains undrawn as of December 31, 2025	18,998.0	-	18,998.0
(431)	Quick Quack Car Wash Holdings, LLC and KKR Game Changer Co-Invest Feeder II L.P.	$5,879.2 of total commitment of $5,879.2 remains undrawn as of December 31, 2025	5,879.2	-	5,879.2
(432)	Quick Quack Car Wash Holdings, LLC and KKR Game Changer Co-Invest Feeder II L.P.	$8,726.7 of total commitment of $8,726.7 remains undrawn as of December 31, 2025	8,726.7	-	8,726.7
(433)	Quintain Investments Holdings Limited	$3,935.9 of total commitment of $3,935.9 remains undrawn as of December 31, 2025	3,935.9	-	3,935.9
(434)	Quirch Foods Holdings, LLC	$10,545.7 of total commitment of $10,545.7 remains undrawn as of December 31, 2025	10,545.7	-	10,545.7
(435)	Radiate Holdco LLC	$12,344.6 of total commitment of $12,344.6 remains undrawn as of December 31, 2025	12,344.6	-	12,344.6
(436)	Raven Acquisition Holdings, LLC	$4,556.3 of total commitment of $4,556.3 remains undrawn as of December 31, 2025	4,556.3	-	4,556.3
(437)	Raven Acquisition Holdings, LLC	$2,793.3 of total commitment of $2,793.3 remains undrawn as of December 31, 2025	2,793.3	-	2,793.3
(438)	Reagent Chemical & Research, LLC	$8,413.9 of total commitment of $8,783.7 remains undrawn as of December 31, 2025	8,413.9	369.8	8,783.7
(439)	Red Garden Invest (D) AB	$176.3 of total commitment of $1,776.2 remains undrawn as of December 31, 2025	176.3	1,599.9	1,776.2
(440)	Reddy Ice LLC	$14,354.8 of total commitment of $14,354.8 remains undrawn as of December 31, 2025	14,354.8	-	14,354.8
(441)	Reddy Ice LLC	$157,303.2 of total commitment of $157,303.2 remains undrawn as of December 31, 2025	157,303.2	-	157,303.2
(442)	Redwood Services LP	$4,829.7 of total commitment of $4,829.7 remains undrawn as of December 31, 2025	4,829.7	-	4,829.7
(443)	Redwood Services LP	$10,431.7 of total commitment of $10,431.7 remains undrawn as of December 31, 2025	10,431.7	-	10,431.7
(444)	Retained Vantage Data Centers Intermediate Holdco, LP and Retained Vantage Data Centers Assets, LP	$161,143.1 of total commitment of $161,143.1 remains undrawn as of December 31, 2025	161,143.1	-	161,143.1
(445)	Revival Animal Health, LLC	$0.0 of total commitment of $1,902.6 remains undrawn as of December 31, 2025	-	1,902.6	1,902.6
(446)	Revival Animal Health, LLC	$1,651.7 of total commitment of $1,651.7 remains undrawn as of December 31, 2025	1,651.7	-	1,651.7
(447)	Royal Borrower, LLC and Royal Parent, LP	$4,144.8 of total commitment of $4,144.8 remains undrawn as of December 31, 2025	4,144.8	-	4,144.8
(448)	Royal Borrower, LLC and Royal Parent, LP	$10,362.0 of total commitment of $10,362.0 remains undrawn as of December 31, 2025	10,362.0	-	10,362.0
(449)	Runway Bidco, LLC	$216.4 of total commitment of $216.4 remains undrawn as of December 31, 2025	216.4	-	216.4
(450)	Runway Bidco, LLC	$483.5 of total commitment of $483.5 remains undrawn as of December 31, 2025	483.5	-	483.5
(451)	RWA Wealth Partners, LLC	$1,733.4 of total commitment of $1,750.0 remains undrawn as of December 31, 2025	1,733.4	16.6	1,750.0

(452)	RWA Wealth Partners, LLC	$4,770.0 of total commitment of $4,770.0 remains undrawn as of December 31, 2025	4,770.0	-	4,770.0
(453)	Saber Parent Holdings Corp. and MSHC, Inc.	$2,407.8 of total commitment of $2,407.8 remains undrawn as of December 31, 2025	2,407.8	-	2,407.8
(454)	Saber Parent Holdings Corp. and MSHC, Inc.	$3,942.5 of total commitment of $3,942.5 remains undrawn as of December 31, 2025	3,942.5	-	3,942.5
(455)	Sabseg Group, S.L.	$23,843.4 of total commitment of $23,843.4 remains undrawn as of December 31, 2025	23,843.4	-	23,843.4
(456)	SageSure Holdings, LLC and SageSure LLC	$52,645.1 of total commitment of $52,645.1 remains undrawn as of December 31, 2025	52,645.1	-	52,645.1
(457)	Sapphire Software Buyer, Inc.	$6,818.3 of total commitment of $6,818.3 remains undrawn as of December 31, 2025	6,818.3	-	6,818.3
(458)	Saturn Purchaser Corp.	$463.0 of total commitment of $463.0 remains undrawn as of December 31, 2025	463.0	-	463.0
(459)	Saturn Purchaser Corp.	$1,777.4 of total commitment of $1,777.4 remains undrawn as of December 31, 2025	1,777.4	-	1,777.4
(460)	Severin Acquisition, LLC	$14,812.3 of total commitment of $14,812.3 remains undrawn as of December 31, 2025	14,812.3	-	14,812.3
(461)	Severin Acquisition, LLC	$18,587.7 of total commitment of $18,587.7 remains undrawn as of December 31, 2025	18,587.7	-	18,587.7
(462)	SGM Acquisition Sub, LLC and Schill Holdings, LP	$4,347.6 of total commitment of $4,347.6 remains undrawn as of December 31, 2025	4,347.6	-	4,347.6
(463)	SGM Acquisition Sub, LLC and Schill Holdings, LP	$12,331.9 of total commitment of $12,331.9 remains undrawn as of December 31, 2025	12,331.9	-	12,331.9
(464)	Shout! Factory, LLC	$1,931.9 of total commitment of $2,207.9 remains undrawn as of December 31, 2025	1,931.9	276.0	2,207.9
(465)	SIG Parent Holdings, LLC	$2,904.7 of total commitment of $2,904.7 remains undrawn as of December 31, 2025	2,904.7	-	2,904.7
(466)	SIG Parent Holdings, LLC	$7,271.5 of total commitment of $7,271.5 remains undrawn as of December 31, 2025	7,271.5	-	7,271.5
(467)	Signant Finance One Limited and Bracket Intermediate Holding Corp.	$3,872.8 of total commitment of $3,872.8 remains undrawn as of December 31, 2025	3,872.8	-	3,872.8
(468)	Signant Finance One Limited and Bracket Intermediate Holding Corp.	$5,098.5 of total commitment of $5,098.5 remains undrawn as of December 31, 2025	5,098.5	-	5,098.5
(469)	Signia Aerospace, LLC	$351.4 of total commitment of $351.4 remains undrawn as of December 31, 2025	351.4	-	351.4
(470)	Silk Holdings III LLC and Silk Holdings I Corp.	$8,213.1 of total commitment of $10,266.4 remains undrawn as of December 31, 2025	8,213.1	2,053.3	10,266.4
(471)	Silver Lake Partners IV, L.P.	$47.0 of total commitment of $1,965.6 remains undrawn as of December 31, 2025	47.0	1,918.6	1,965.6
(472)	Silver Midco 1 GmbH and Silver Bidco GmbH	$2,618.4 of total commitment of $2,618.4 remains undrawn as of December 31, 2025	2,618.4	-	2,618.4
(473)	Silver Midco 1 GmbH and Silver Bidco GmbH	$4,554.7 of total commitment of $4,554.7 remains undrawn as of December 31, 2025	4,554.7	-	4,554.7
(474)	Slaine Holdings LLC	$4,656.5 of total commitment of $4,656.5 remains undrawn as of December 31, 2025	4,656.5	-	4,656.5
(475)	Slaine Holdings LLC	$25,778.1 of total commitment of $25,778.1 remains undrawn as of December 31, 2025	25,778.1	-	25,778.1
(476)	Solar Bidco Limited	$1,071.4 of total commitment of $1,071.4 remains undrawn as of December 31, 2025	1,071.4	-	1,071.4
(477)	Spaceship Purchaser, Inc.	$13,596.3 of total commitment of $13,913.9 remains undrawn as of December 31, 2025	13,596.3	317.6	13,913.9
(478)	Spark Purchaser, Inc.	$2,702.7 of total commitment of $2,702.7 remains undrawn as of December 31, 2025	2,702.7	-	2,702.7
(479)	Spindrift Beverage Co., Inc. and SBC Aggregator LP	$2,037.1 of total commitment of $2,037.1 remains undrawn as of December 31, 2025	2,037.1	-	2,037.1
(480)	Spindrift Beverage Co., Inc. and SBC Aggregator LP	$1,135.2 of total commitment of $1,135.2 remains undrawn as of December 31, 2025	1,135.2	-	1,135.2
(481)	Spindrift Beverage Co., Inc. and SBC Aggregator LP	$1,035.6 of total commitment of $1,035.6 remains undrawn as of December 31, 2025	1,035.6	-	1,035.6
(482)	Sport Maska Inc.	$5,864.1 of total commitment of $7,471.8 remains undrawn as of December 31, 2025	5,864.1	1,607.7	7,471.8
(483)	Spruce Bidco II Inc.	$24,692.5 of total commitment of $24,692.5 remains undrawn as of December 31, 2025	24,692.5	-	24,692.5
(484)	St Athena Global LLC and St Athena Global Holdings Limited	$3,803.9 of total commitment of $4,431.7 remains undrawn as of December 31, 2025	3,803.9	627.8	4,431.7
(485)	St Athena Global LLC and St Athena Global Holdings Limited	$1,351.9 of total commitment of $1,351.9 remains undrawn as of December 31, 2025	1,351.9	-	1,351.9
(486)	Sterilex LLC	$0.5 of total commitment of $1.0 remains undrawn as of December 31, 2025	0.5	0.5	1.0
(487)	Sterilex LLC	$1,327.4 of total commitment of $1,327.4 remains undrawn as of December 31, 2025	1,327.4	-	1,327.4
(488)	Steward Partners Global Advisory, LLC, Steward Partners Investment Advisory, LLC, Steward Partners Intermediate II, LLC and Steward Partners New Holdings, LLC	$2,277.8 of total commitment of $2,277.8 remains undrawn as of December 31, 2025	2,277.8	-	2,277.8
(489)	Steward Partners Global Advisory, LLC, Steward Partners Investment Advisory, LLC, Steward Partners Intermediate II, LLC and Steward Partners New Holdings, LLC	$15,030.6 of total commitment of $15,030.6 remains undrawn as of December 31, 2025	15,030.6	-	15,030.6
(490)	Student Transportation of America, Inc.	$1,076.5 of total commitment of $1,076.5 remains undrawn as of December 31, 2025	1,076.5	-	1,076.5
(491)	Sugar PPC Buyer LLC	$3,720.1 of total commitment of $3,720.1 remains undrawn as of December 31, 2025	3,720.1	-	3,720.1
(492)	Sunbit Receivables Trust IV	$1,365.4 of total commitment of $2,730.0 remains undrawn as of December 31, 2025	1,365.4	1,364.6	2,730.0
(493)	Sunvair Aerospace Group, Inc. and GB Helios Holdings, L.P.	$7,374.6 of total commitment of $7,374.6 remains undrawn as of December 31, 2025	7,374.6	-	7,374.6
(494)	Sunvair Aerospace Group, Inc. and GB Helios Holdings, L.P.	$27,900.4 of total commitment of $27,900.4 remains undrawn as of December 31, 2025	27,900.4	-	27,900.4
(495)	Superman Holdings, LLC	$5,705.4 of total commitment of $5,705.4 remains undrawn as of December 31, 2025	5,705.4	-	5,705.4
(496)	Supplying Demand, Inc.	$18,643.7 of total commitment of $18,643.7 remains undrawn as of December 31, 2025	18,643.7	-	18,643.7
(497)	Surescripts, LLC	$5,919.5 of total commitment of $5,919.5 remains undrawn as of December 31, 2025	5,919.5	-	5,919.5
(498)	SV Newco 2, Inc. and Site 2020 Incorporated	$6,097.3 of total commitment of $6,097.3 remains undrawn as of December 31, 2025	6,097.3	-	6,097.3
(499)	SV Newco 2, Inc. and Site 2020 Incorporated	$4,298.8 of total commitment of $4,298.8 remains undrawn as of December 31, 2025	4,298.8	-	4,298.8
(500)	Talon Buyer Inc. and Talon Holdings SCSP	$5,468.2 of total commitment of $5,468.2 remains undrawn as of December 31, 2025	5,468.2	-	5,468.2
(501)	Talon Buyer Inc. and Talon Holdings SCSP	$12,308.6 of total commitment of $12,308.6 remains undrawn as of December 31, 2025	12,308.6	-	12,308.6
(502)	TCI Buyer LLC and TCI Holdings, LP	$5,649.6 of total commitment of $5,649.6 remains undrawn as of December 31, 2025	5,649.6	-	5,649.6
(503)	TCI Buyer LLC and TCI Holdings, LP	$11,383.3 of total commitment of $11,383.3 remains undrawn as of December 31, 2025	11,383.3	-	11,383.3
(504)	Telle Tire & Auto Service, LLC and Next Horizon Capital TireCo SPV, LP	$167.2 of total commitment of $515.9 remains undrawn as of December 31, 2025	167.2	348.7	515.9
(505)	Telle Tire & Auto Service, LLC and Next Horizon Capital TireCo SPV, LP	$6,028.1 of total commitment of $6,028.1 remains undrawn as of December 31, 2025	6,028.1	-	6,028.1

(506)	The Hiller Companies, LLC	$4,095.4 of total commitment of $4,233.0 remains undrawn as of December 31, 2025	4,095.4	137.6	4,233.0
(507)	The Hiller Companies, LLC	$356.2 of total commitment of $356.2 remains undrawn as of December 31, 2025	356.2	-	356.2
(508)	The Hiller Companies, LLC	$1,222.1 of total commitment of $1,222.1 remains undrawn as of December 31, 2025	1,222.1	-	1,222.1
(509)	The Ultimus Group Midco, LLC, The Ultimus Group, LLC, and The Ultimus Group Aggregator, LP	$3,535.7 of total commitment of $3,535.7 remains undrawn as of December 31, 2025	3,535.7	-	3,535.7
(510)	The Ultimus Group Midco, LLC, The Ultimus Group, LLC, and The Ultimus Group Aggregator, LP	$9,428.6 of total commitment of $9,428.6 remains undrawn as of December 31, 2025	9,428.6	-	9,428.6
(511)	Thoma Bravo Fund XI-A, L.P.	$219.9 of total commitment of $1,230.5 remains undrawn as of December 31, 2025	219.9	1,010.6	1,230.5
(512)	Thoma Bravo Special Opportunities Fund II-A, L.P.	$171.6 of total commitment of $1,623.7 remains undrawn as of December 31, 2025	171.6	1,452.1	1,623.7
(513)	Three Rivers Buyer, Inc.	$1,930.6 of total commitment of $1,930.6 remains undrawn as of December 31, 2025	1,930.6	-	1,930.6
(514)	TI VI Holdings 1, L.P.	$4,433.5 of total commitment of $4,433.5 remains undrawn as of December 31, 2025	4,433.5	-	4,433.5
(515)	Tikehau Green Diamond II CFO Equity LP	$1,834.3 of total commitment of $1,834.3 remains undrawn as of December 31, 2025	1,834.3	-	1,834.3
(516)	Tikehau Ruby CLO Equity LP	$579.2 of total commitment of $579.2 remains undrawn as of December 31, 2025	579.2	-	579.2
(517)	Tikehau Topaz LP	$225.1 of total commitment of $225.1 remains undrawn as of December 31, 2025	225.1	-	225.1
(518)	Titan BW Borrower L.P.	$11,091.9 of total commitment of $11,091.9 remains undrawn as of December 31, 2025	11,091.9	-	11,091.9
(519)	Titan BW Borrower L.P.	$5,207.4 of total commitment of $5,207.4 remains undrawn as of December 31, 2025	5,207.4	-	5,207.4
(520)	TPG Partners VI, L.P.	$725.2 of total commitment of $1,050.5 remains undrawn as of December 31, 2025	725.2	325.3	1,050.5
(521)	TPG Partners VIII, L.P.	$143.9 of total commitment of $1,784.2 remains undrawn as of December 31, 2025	143.9	1,640.3	1,784.2
(522)	Trading Technologies International, Inc.	$1,976.4 of total commitment of $1,976.4 remains undrawn as of December 31, 2025	1,976.4	-	1,976.4
(523)	Transit Technologies LLC	$2,412.9 of total commitment of $2,422.1 remains undrawn as of December 31, 2025	2,412.9	9.2	2,422.1
(524)	Transit Technologies LLC	$2,525.8 of total commitment of $2,525.8 remains undrawn as of December 31, 2025	2,525.8	-	2,525.8
(525)	Transit Technologies LLC	$1,511.9 of total commitment of $1,511.9 remains undrawn as of December 31, 2025	1,511.9	-	1,511.9
(526)	Trident VI Parallel Fund, L.P.	$252.5 of total commitment of $1,925.1 remains undrawn as of December 31, 2025	252.5	1,672.6	1,925.1
(527)	Truck-Lite Co., LLC, ECCO Holdings Corp., and Clarity Technologies Holdings, LP	$7,413.1 of total commitment of $7,512.6 remains undrawn as of December 31, 2025	7,413.1	99.5	7,512.6
(528)	Truck-Lite Co., LLC, ECCO Holdings Corp., and Clarity Technologies Holdings, LP	$31,485.9 of total commitment of $31,485.9 remains undrawn as of December 31, 2025	31,485.9	-	31,485.9
(529)	Truck-Lite Co., LLC, ECCO Holdings Corp., and Clarity Technologies Holdings, LP	$24,992.9 of total commitment of $24,992.9 remains undrawn as of December 31, 2025	24,992.9	-	24,992.9
(530)	Truist Insurance Holdings, LLC and McGriff Insurance Services, LLC	$4,792.2 of total commitment of $4,792.2 remains undrawn as of December 31, 2025	4,792.2	-	4,792.2
(531)	TSWT Acquisition, Inc. and TSWT Holdings, LLC	$2,423.0 of total commitment of $2,536.3 remains undrawn as of December 31, 2025	2,423.0	113.3	2,536.3
(532)	TSWT Acquisition, Inc. and TSWT Holdings, LLC	$3,833.8 of total commitment of $3,833.8 remains undrawn as of December 31, 2025	3,833.8	-	3,833.8
(533)	U.S. Urology Partners, LLC, General Atlantic (USU) Blocker Collection Holdco, L.P., and General Atlantic (USU-2) Coinvest, L.P.	$1,311.3 of total commitment of $1,311.3 remains undrawn as of December 31, 2025	1,311.3	-	1,311.3
(534)	UFS, LLC and BV-UFS Aggregator, LLC	$1,954.6 of total commitment of $2,606.1 remains undrawn as of December 31, 2025	1,954.6	651.5	2,606.1
(535)	United Digestive MSO Parent, LLC and Koln Co-Invest Unblocked, LP	$1,831.3 of total commitment of $1,831.3 remains undrawn as of December 31, 2025	1,831.3	-	1,831.3
(536)	United Digestive MSO Parent, LLC and Koln Co-Invest Unblocked, LP	$131.8 of total commitment of $131.8 remains undrawn as of December 31, 2025	131.8	-	131.8
(537)	Unity Purchaser, LLC and Unity Ultimate Holdings, LP	$2,693.4 of total commitment of $2,693.4 remains undrawn as of December 31, 2025	2,693.4	-	2,693.4
(538)	Unity Purchaser, LLC and Unity Ultimate Holdings, LP	$6,981.3 of total commitment of $6,981.3 remains undrawn as of December 31, 2025	6,981.3	-	6,981.3
(539)	UP Intermediate II LLC and UPBW Blocker LLC	$3,834.1 of total commitment of $3,993.9 remains undrawn as of December 31, 2025	3,834.1	159.8	3,993.9
(540)	USALCO, LLC	$859.6 of total commitment of $859.6 remains undrawn as of December 31, 2025	859.6	-	859.6
(541)	Vamos Bidco, Inc.	$1,939.2 of total commitment of $1,939.2 remains undrawn as of December 31, 2025	1,939.2	-	1,939.2
(542)	Vamos Bidco, Inc.	$6,295.6 of total commitment of $6,295.6 remains undrawn as of December 31, 2025	6,295.6	-	6,295.6
(543)	Vantage Data Centers Europe S.a r.l.	$1,622.4 of total commitment of $1,622.4 remains undrawn as of December 31, 2025	1,622.4	-	1,622.4
(544)	Vector Capital IV, L.P.	$35.1 of total commitment of $291.5 remains undrawn as of December 31, 2025	35.1	256.4	291.5
(545)	Vector Capital VI, L.P.	$50.5 of total commitment of $98.4 remains undrawn as of December 31, 2025	50.5	47.9	98.4
(546)	Vertex Service Partners, LLC and Vertex Service Partners Holdings, LLC	$2,132.1 of total commitment of $2,953.7 remains undrawn as of December 31, 2025	2,132.1	821.6	2,953.7
(547)	Vertex Service Partners, LLC and Vertex Service Partners Holdings, LLC	$0.0 of total commitment of $10,138.8 remains undrawn as of December 31, 2025	-	-	10,138.8
(548)	Vestar Capital Partners VII, L.P.	$1,029.9 of total commitment of $2,990.2 remains undrawn as of December 31, 2025	1,029.9	1,960.3	2,990.2
(549)	VetPartners Group Limited	$9,868.8 of total commitment of $9,868.8 remains undrawn as of December 31, 2025	9,868.8	-	9,868.8
(550)	Victors Purchaser, LLC and WP Victors Co-Investment, L.P.	$10,351.8 of total commitment of $11,318.0 remains undrawn as of December 31, 2025	10,351.8	966.2	11,318.0
(551)	Victors Purchaser, LLC and WP Victors Co-Investment, L.P.	$11,223.6 of total commitment of $11,223.6 remains undrawn as of December 31, 2025	11,223.6	-	11,223.6
(552)	Viper Bidco, Inc.	$1,927.0 of total commitment of $1,927.0 remains undrawn as of December 31, 2025	1,927.0	-	1,927.0
(553)	Viper Bidco, Inc.	$6,705.8 of total commitment of $6,705.8 remains undrawn as of December 31, 2025	6,705.8	-	6,705.8
(554)	Vista Equity Partners Fund V-A, L.P.	$252.3 of total commitment of $1,135.5 remains undrawn as of December 31, 2025	252.3	883.2	1,135.5
(555)	Vista Higher Learning, LLC	$1.0 of total commitment of $1.0 remains undrawn as of December 31, 2025	1.0	-	1.0
(556)	W.S. Connelly & Co., LLC and WSC Ultimate Holdings, LLC	$0.0 of total commitment of $5,982.4 remains undrawn as of December 31, 2025	-	5,982.4	5,982.4
(557)	W.S. Connelly & Co., LLC and WSC Ultimate Holdings, LLC	$5,922.6 of total commitment of $7,976.5 remains undrawn as of December 31, 2025	5,922.6	2,053.9	7,976.5
(558)	W.S. Connelly & Co., LLC and WSC Ultimate Holdings, LLC	$4,150.4 of total commitment of $4,150.4 remains undrawn as of December 31, 2025	4,150.4	-	4,150.4
(559)	Watt Holdco Limited	$400.8 of total commitment of $400.8 remains undrawn as of December 31, 2025	400.8	-	400.8
(560)	WCAS XIII, L.P.	$388.5 of total commitment of $2,128.7 remains undrawn as of December 31, 2025	388.5	1,740.2	2,128.7
(561)	WCP Bridge Fund, L.P.	$430.7 of total commitment of $778.6 remains undrawn as of December 31, 2025	430.7	347.9	778.6
(562)	Wellington Bidco Inc. and Wellington TopCo LP	$7,495.2 of total commitment of $8,684.9 remains undrawn as of December 31, 2025	7,495.2	1,189.7	8,684.9
(563)	Wellington Bidco Inc. and Wellington TopCo LP	$8,316.3 of total commitment of $8,316.3 remains undrawn as of December 31, 2025	8,316.3	-	8,316.3
(564)	Wellington Bidco Inc. and Wellington TopCo LP	$5,349.5 of total commitment of $5,349.5 remains undrawn as of December 31, 2025	5,349.5	-	5,349.5

(565)	Wellington-Altus Financial Inc.	$83.5 of total commitment of $334.0 remains undrawn as of December 31, 2025	83.5	250.5	334.0
(566)	Wellington-Altus Financial Inc.	$835.1 of total commitment of $835.1 remains undrawn as of December 31, 2025	835.1	-	835.1
(567)	Wellington-Altus Financial Inc.	$1,308.4 of total commitment of $1,308.4 remains undrawn as of December 31, 2025	1,308.4	-	1,308.4
(568)	Wellspring Capital Partners VI (Onshore), L.P.	$360.4 of total commitment of $1,874.6 remains undrawn as of December 31, 2025	360.4	1,514.2	1,874.6
(569)	Wharf Street Ratings Acquisition LLC	$3,276.2 of total commitment of $3,276.2 remains undrawn as of December 31, 2025	3,276.2	-	3,276.2
(570)	Wharf Street Ratings Acquisition LLC	$2,793.0 of total commitment of $2,793.0 remains undrawn as of December 31, 2025	2,793.0	-	2,793.0
(571)	Wilbur-Ellis Holdings II LLC	$13,957.5 of total commitment of $19,274.3 remains undrawn as of December 31, 2025	13,957.5	5,316.8	19,274.3
(572)	Wind Point Partners VIII-A, L.P.	$413.9 of total commitment of $982.1 remains undrawn as of December 31, 2025	413.9	568.2	982.1
(573)	WorkWave Intermediate II, LLC	$23,174.3 of total commitment of $24,719.3 remains undrawn as of December 31, 2025	23,174.3	1,545.0	24,719.3
(574)	World Insurance Associates, LLC and World Associates Holdings, LLC	$177.8 of total commitment of $177.8 remains undrawn as of December 31, 2025	177.8	-	177.8
(575)	World Insurance Associates, LLC and World Associates Holdings, LLC	$3,028.6 of total commitment of $3,028.6 remains undrawn as of December 31, 2025	3,028.6	-	3,028.6
(576)	Worldwide Produce Acquisition, LLC and REP WWP Coinvest IV, L.P.	$673.4 of total commitment of $847.4 remains undrawn as of December 31, 2025	673.4	174.0	847.4
(577)	Worldwide Produce Acquisition, LLC and REP WWP Coinvest IV, L.P.	$5.6 of total commitment of $5.6 remains undrawn as of December 31, 2025	5.6	-	5.6
(578)	WPCG Aspire Holdings, LLC	$33,337.4 of total commitment of $33,337.4 remains undrawn as of December 31, 2025	33,337.4	-	33,337.4
(579)	WRE Sports Investments LLC	$0.0 of total commitment of $6,935.5 remains undrawn as of December 31, 2025	-	-	6,935.5
(580)	WU Holdco, Inc.	$838.6 of total commitment of $929.6 remains undrawn as of December 31, 2025	838.6	91.0	929.6
(581)	WU Holdco, Inc.	$2,458.6 of total commitment of $2,458.6 remains undrawn as of December 31, 2025	2,458.6	-	2,458.6
(582)	Zeppelin US Buyer Inc. and Providence Equity Partners IX-C L.P.	$1,686.2 of total commitment of $1,686.2 remains undrawn as of December 31, 2025	1,686.2	-	1,686.2
(583)	Zeppelin US Buyer Inc. and Providence Equity Partners IX-C L.P.	$3,272.5 of total commitment of $3,272.5 remains undrawn as of December 31, 2025	3,272.5	-	3,272.5
(584)	Zeppelin US Buyer Inc. and Providence Equity Partners IX-C L.P.	$312.6 of total commitment of $312.6 remains undrawn as of December 31, 2025	312.6	-	312.6
(585)	Zinc Buyer Corporation and Marmic Fire & Safety Co., Inc.	$6,331.4 of total commitment of $6,331.4 remains undrawn as of December 31, 2025	6,331.4	-	6,331.4
(586)	Zinc Buyer Corporation and Marmic Fire & Safety Co., Inc.	$5,861.1 of total commitment of $5,861.1 remains undrawn as of December 31, 2025	5,861.1	-	5,861.1
(587)	ZocDoc, Inc.	$12,914.8 of total commitment of $12,914.8 remains undrawn as of December 31, 2025	12,914.8	-	12,914.8

MANAGEMENT OF THE FUND

Board of Trustees

Our business and affairs are managed under the direction of our board of trustees (the “Board of Trustees”). The responsibilities of the Board of Trustees include, among other things, the overall supervision of our investment activities, the oversight of the monthly valuation of our assets by our investment adviser (our Board of Trustees’ valuation designee), oversight of our financing arrangements and corporate governance activities. Our Board of Trustees consists of seven members, four of whom are not “interested persons” of the Fund or of our investment adviser as defined in Section 2(a)(19) of the Investment Company Act and are “independent,” as determined by our Board of Trustees. We refer to these individuals as our independent Trustees. Our Board of Trustees elects our executive officers, who serve at the discretion of the Board of Trustees.

Trustees

Information regarding the Board of Trustees is as follows:

Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
Independent Trustees
Sandra R. Anceleitz, 60	Trustee	Since 2022 (term expires 2026; standing for re-election at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”))	Sandra R. Anceleitz currently dedicates her time to non-profit work. From 1997 to 2010, Sandra R. Anceleitz served as Managing Director of the Global Loan Sales Group for Bank of America/Merrill Lynch.	2	Ares Core Infrastructure Fund

Ann Torre Bates, 68	Trustee	Since 2022 (term expires 2026; standing for re-election at the Annual Meeting)	Ann Torre Bates currently dedicates her time to serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ann Torre Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	3	United Natural Foods, Inc., 13 investment companies in the Franklin Templeton Group of Mutual Funds, Ares Capital Corporation, Ares Core Infrastructure Fund

Steven B. McKeever, 65	Trustee	Since 2022 (term expires 2026; standing for re-election at the Annual Meeting)	Since 1997, Steven B. McKeever has been Chief Executive Officer of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	2	Ares Capital Corporation

Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
Eric B. Siegel, 68	Lead Independent Trustee	Since 2022 (term expires 2026; standing for re-election at the Annual Meeting)	Since 2005, Eric B. Siegel has served as Senior Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s Board of Advisors. Eric B. Siegel is also a member of the finance committee of the Marlborough School. From 1996 to 2020, Eric B. Siegel was a director of El Paso Electric Company, a New York Stock Exchange (“NYSE”) publicly traded utility company, where he also served as Chairman of the Executive Committee and Nominating and Governance Committee and member of the Audit Committee and Security Committee.	2	Ares Capital Corporation

Interested Trustees

R. Kipp deVeer, 53(3)	Trustee and Chairperson of the Board of Trustees	Since 2022 (term expires 2026; standing for re-election at the Annual Meeting)	Since September 2022, R. Kipp deVeer has served as an interested Trustee and Chairperson of the Board of Trustees. R. Kipp deVeer is an interested director and Executive Vice President of Ares Capital Corporation. R. Kipp deVeer is a Director, Partner and Co-President of Ares. R. Kipp deVeer is a member of several of Ares’ investment committees.	2	Ares Management Corporation, Ares Capital Corporation

Mitchell Goldstein, 59(4)	Trustee and Co-Chief Executive Officer	Since 2022 (term expires 2026; standing for re-election at the Annual Meeting)	Since September 2022, Mitchell Goldstein has served as an interested Trustee of the Fund and a Co-Chief Executive Officer of the Fund. Mitchell Goldstein is an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation. Mitchell Goldstein is a Partner in and Co-Head of the Ares Credit Group. Mitchell Goldstein serves on the Ares Operating Committee. Mitchell Goldstein is also Vice President and interested trustee of CION Ares Diversified Credit Fund. Mitchell Goldstein serves on the Ares Operating Committee. Mitchell Goldstein serves on the Board of Managers of Ivy Hill Asset Management GP, LLC, IHAM’s (as defined below) General Partner (“IHAM GP”). Mitchell Goldstein is a member of the investment adviser’s ASIF Investment Committee (the “ASIF Investment Committee”), the Ares Credit Group’s U.S. Direct Lending Investment Committee (“USDL Investment Committee”), Commercial Finance and Pathfinder Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Infrastructure Debt Investment Committee and the Ares Asia Direct Lending (Australia) Investment Committee.	3	Ares Capital Corporation, CION Ares Diversified Credit Fund

Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
Michael L. Smith, 55(5)	Trustee and Co-Chief Executive Officer	Since 2022 (term expires 2026; standing for re-election at the Annual Meeting)	Since September 2022, Michael L. Smith has served as an interested Trustee of the Fund and a Co-Chief Executive Officer of the Fund. Michael L. Smith is an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation. Michael L. Smith is a Partner in and Co-Head of the Ares Credit Group and Vice President of CION Ares Diversified Credit Fund and serves on the Ares Operating Committee. Michael L. Smith also serves on the Board of Managers of IHAM GP. Michael L. Smith is a member of the ASIF Investment Committee, Ares Credit Group’s USDL, Opportunistic Credit and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Secondaries Group’s Private Equity Investment Committee and the Ares Infrastructure Group’s Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees.	2	Ares Capital Corporation

(1)	The business address for R. Kipp deVeer, Mitchell Goldstein and Michael L. Smith is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address for each of the other trustees listed in the table is c/o Ares Strategic Income Fund, 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067.
(2)	Includes, in each case, the Fund. The “Fund Complex” consists of the Fund, Ares Capital Corporation, Ares Core Infrastructure Fund, Ares Dynamic Credit Allocation Fund, Inc., Ares Private Markets Fund and CION Ares Diversified Credit Fund.
(3)	R. Kipp deVeer is an interested Trustee because he is a Partner and Co-President of Ares Management and serves on the Board of Directors of Ares and is an interested director of and Executive Vice President of Ares Capital Corporation.

(4)	Mitchell Goldstein is an interested Trustee because he is the Co-Chief Executive Officer of the Fund, a Partner in and Co-Head of the Ares Credit Group, an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation, Vice President and interested trustee of CION Ares Diversified Credit Fund and serves on the ASIF Investment Committee.
(5)	Michael L. Smith is an interested Trustee because he is the Co-Chief Executive Officer of the Fund, a Partner in and Co-Head of the Ares Credit Group, an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation, Vice President of CION Ares Diversified Credit Fund and serves on the ASIF Investment Committee.

Executive Officers and Certain Other Officers Who are Not Trustees

Information regarding our executive officers and certain other officers who are not Trustees is as follows:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Paul Cho, 43	Chief Accounting Officer	Since February 2024 (indefinite term)	Since February 2024, Paul Cho has served as Chief Accounting Officer of the Fund. Paul Cho is the Chief Accounting Officer of Ares Capital Corporation. Additionally, Paul Cho serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc., Vice President of CION Ares Diversified Credit Fund and Co-Chief Accounting Officer of Ares Sports, Media and Entertainment Opportunities LP (“Ares SME Opps”). Paul Cho joined Ares in 2008 and currently serves as a Managing Director and Chief Accounting Officer in the Ares Finance and Accounting Department.

Ian Fitzgerald, 50	General Counsel and Secretary	Since September 2025 (indefinite term)	Since September 2025, Ian Fitzgerald has served as General Counsel and Secretary of the Fund. Ian Fitzgerald also serves as General Counsel, Vice President and Secretary of Ares Capital Corporation, General Counsel and Corporate Secretary of Ares Dynamic Credit Allocation Fund, Inc., General Counsel and Corporate Secretary of CION Ares Diversified Credit Fund, Vice President and Assistant Secretary of IHAM and Vice President and Assistant Secretary of IHAM GP. Ian Ftizgerald joined Ares in 2010 and currently serves as a Managing Director and Deputy General Counsel (Credit) in the Ares Legal and Compliance Group.

Angela Lee, 39	Vice President and Assistant Treasurer	Since February 2024 (indefinite term)	Since February 2024, Angela Lee has served as Vice President and Assistant Treasurer of the Fund. Angela Lee is Vice President and Assistant Treasurer of Ares Capital Corporation. Additionally, Angela Lee serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc. and Vice President of CION Ares Diversified Credit Fund. Angela Lee joined Ares in 2010 and currently serves as a Managing Director of the Capital Solutions Group in the Ares Finance and Accounting Department.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Scott C. Lem, 48	Chief Financial Officer and Treasurer	Since 2022 (indefinite term)	Since September 2022, Scott C. Lem has served as Chief Financial Officer and Treasurer of the Fund. Scott C. Lem is Chief Financial Officer and Treasurer of Ares Capital Corporation. Scott C. Lem additionally serves as Chief Financial Officer and Treasurer of Ares Dynamic Credit Allocation Fund, Inc., Chief Financial Officer and Treasurer of CION Ares Diversified Credit Fund and Chief Financial Officer and Treasurer of Ares SME Opps. He joined Ares in July 2003 and currently serves as a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department.

Jana Markowicz, 45	Chief Operating Officer	Since 2023 (indefinite term)	Since January 2023, Jana Markowicz has served as Chief Operating Officer of the Fund and a member of the ASIF Investment Committee. Jana Markowicz is Chief Operating Officer of Ares Capital Corporation and Chief Operating Officer of Ares SME Opps. Jana Markowicz joined Ares in 2005 as a member of the U.S. Direct Lending investment team. Jana Markowicz currently serves as Partner and Chief Operating Officer for U.S. Direct Lending in the Ares Credit Group.

Jim Miller, 49	President	Since 2023 (indefinite term)	Since January 2023, Jim Miller has served as President of the Fund and a member of the ASIF Investment Committee. Jim Miller is President of Ares Capital Corporation. Jim Miller is a Partner in the Ares Credit Group and serves as Co-Head for Ares’ U.S. Direct Lending strategy and serves on Ares’ USDL and Opportunistic Credit Investment Committees. Jim Miller also serves as Director and Chairman and Co-President of Ares SME Opps and on the Ares Sports, Media and Entertainment Investment Committee and acts as a co-lead for the strategy.

Lisa Morgan, 50	Chief Compliance Officer	Since 2022 (indefinite term)	Since September 2022, Lisa Morgan has served as Chief Compliance Officer of the Fund. Lisa Morgan also serves as the Chief Compliance Officer of Ares Dynamic Credit Allocation Fund, Inc., CION Ares Diversified Credit Fund, Ares Private Markets Fund, Ares Capital Corporation and Ares Core Infrastructure Fund. Lisa Morgan joined Ares in 2017 and is currently a Partner and Head of Regulated Funds Compliance in the Ares Legal and Compliance Group.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Naseem Sagati Aghili, 44	Vice President	Since 2022 (indefinite term)	Since September 2022, Naseem Sagati Aghili has served as Vice President of the Fund. Naseem Sagati Aghili is Partner, General Counsel and Corporate Secretary of Ares and additionally serves on the Ares Operating and Enterprise Risk Committees. Naseem Sagati Aghili also serves as Chief Legal Officer, Vice President and Assistant Secretary of Ares Private Markets Fund, and as Vice President of Ares Dynamic Credit Allocation Fund, Inc., CION Ares Diversified Credit Fund, Ares Capital Corporation and Ares Core Infrastructure Fund. Prior to being named General Counsel of Ares in 2020, Naseem Sagati Aghili has served in a variety of roles at Ares since 2009, including most recently Co-General Counsel and General Counsel, Private Equity.

The business address for Ian Fitzgerald, Jana Markowicz and Jim Miller is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address for Lisa Morgan is c/o Ares Strategic Income Fund, 4300 Wilson Blvd., Suite 260, Arlington, VA 22203. The business address for each of the other executive officers and certain other officers listed in the table is c/o Ares Strategic Income Fund, 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067.

Biographical Information

The following is information concerning the business experience of our Board of Trustees, executive officers and certain other officers who are not trustees. Our Trustees have been divided into two groups — interested Trustees and independent Trustees. Interested Trustees are “interested persons” as defined in the Investment Company Act.

Independent Trustees

Sandra R. Anceleitz, 60, has served as a trustee of the Fund since September 2022 and has served on the audit committee and nominating and governance committee since 2022. Sandra R. Anceleitz is a trustee of Ares Core Infrastructure Fund and is the chairperson of its nominating and governance committee. Sandra R. Anceleitz currently dedicates her time to non-profit work. From 1997 to 2010, Sandra R. Anceleitz served as Managing Director of the Global Loan Sales Group for Bank of America/Merrill Lynch. During her time at Bank of America/Merrill Lynch, Sandra R. Anceleitz also served as Director of the High Yield Bond Sales Group from 1996 to 1997 and Director of the Loan Origination Group from 1994 to 1996. Prior to joining Bank of America/Merrill Lynch, Sandra R. Anceleitz served as Vice President of the Loan Original Group for Chemical Bank. Sandra R. Anceleitz holds a dual B.A. in Business / Economics and Mathematics from Lafayette College and an Executive M.B.A. from the Wharton School of the University of Pennsylvania. The Fund believes that Sandra R. Anceleitz’ experience in the financial sector provides the Board of Trustees with valuable knowledge and insight in the financial services sector.

Ann Torre Bates, 68, has served as a trustee of the Fund since September 2022 and has served as the chairperson of the audit committee since 2022. Ann Torre Bates is a director of Ares Capital Corporation and is the chairperson of its audit committee and is a trustee of Ares Core Infrastructure Fund. Ann Torre Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ann Torre Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ann Torre Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ann Torre Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ann Torre Bates currently serves as director or trustee of 13 investment companies in the Franklin Templeton Group of Mutual Funds. Ann Torre Bates previously served as a director of Allied Capital Corporation from 2003 to 2010, SLM Corporation from 1997 to 2014, Navient Corporation from 2014 to 2016 and United Natural Foods, Inc. from 2014 to 2023. Ann Torre Bates holds a B.B.A in Accountancy from the University of Notre Dame and an M.B.A. in Finance and Economics from Cornell University. The Fund believes that Ann Torre Bates’ experience serving as a director of other public companies in the financial sector, as well as her past experience as a Chief Financial Officer, provides the Board of Trustees and, specifically, the audit committee of the Board of Trustees with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

Steven B. McKeever, 65, has served as a trustee of the Fund since September 2022 and has served as the chairperson of the nominating and governance committee since 2022. Steven B. McKeever is a director of Ares Capital Corporation and is the chairperson of its nominating and governance committee. Steven B. McKeever is the Chief Executive Officer of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Steven B. McKeever founded in 1997. From 1991 to 1995, Steven B. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Steven B. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Steven B. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Steven B. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Steven B. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Steven B. McKeever currently serves as a director of several organizations. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and has given generous time to various charitable organizations such as The City of Hope. Steven B. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School. The Fund believes that Steven B. McKeever’s diversity of experiences, in particular his small business and entrepreneurial experience, provides the Board of Trustees with unique insight and expertise into the management of small and middle-market companies.

Eric B. Siegel, 68, has served as a trustee of the Fund since September 2022 and has served as the lead independent trustee of the Board of Trustees since 2022. Eric B. Siegel currently serves on the audit committee and the nominating and governance committee. Eric B. Siegel is a director of Ares Capital Corporation, is the lead independent director of its board of directors and is a member of its audit committee and its nominating and governance committee. Since 2005, Eric B. Siegel has served as Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s Board of Advisors. Eric B. Siegel is also a member of the finance committee of the Marlborough School. Eric B. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. and El Paso Electric Company. Eric B. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Eric B. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the board of trustees of the Marlborough School. Eric B. Siegel graduated summa cum laude with a B.A. in History from the University of California, Los Angeles, a member of Phi Beta Kappa and received his J.D. from the University of California, Los Angeles School of Law where he was elected to The Order of the Coif. The Fund believes that Eric B. Siegel’s experience practicing as a corporate lawyer provides valuable insight to the Board of Trustees on regulatory and risk management issues and his experience as a partner in investment firms and over 30 years of experience serving as a director for both public and private companies provide industry specific knowledge and expertise to the Board. of Trustees.

Interested Trustees

R. Kipp deVeer, 53, has served as an interested Trustee and Chairperson of the Board of Trustees of the Fund since September 2022. R. Kipp deVeer joined Ares in May 2004 and currently serves as a Director, Partner and Co-President of Ares Management Corporation and previously served as Head of the Ares Credit Group until February 2025. He is a Co-Chair of the Ares Operating Committee. R. Kipp deVeer is a member of a number of Ares investment committees. R. Kipp deVeer is also Executive Vice President and a director of Ares Capital Corporation. R. Kipp deVeer previously served as Chief Executive Officer of Ares Capital Corporation from July 2014 to April 2025 and as President of Ares Capital Corporation from May 2013 to July 2014. R. Kipp deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed Ares Management and its affiliates. Prior to joining Ares, R. Kipp deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. Earlier in his career, R. Kipp deVeer worked in various roles at Indosuez Capital and J.P. Morgan and Co. R. Kipp deVeer serves on the Boston College Board of Regents and the Board of Advisors at the Yale Jackson School of Global Affairs. R. Kipp deVeer received a B.A. from Yale University and an M.B.A. from Stanford University’s Graduate School of Business. The Fund believes that R. Kipp deVeer’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Trustees valuable industry specific knowledge and expertise on these and other matters. R. Kipp deVeer is an interested trustee because he is a Partner and Co-President of Ares Management, is an interested director of and the Executive Vice President of Ares Capital Corporation and serves on the Board of Directors of Ares.

Mitchell Goldstein, 59, has served as an interested Trustee and Co-Chief Executive Officer of the Fund since September 2022. Mitchell Goldstein is a Partner in and Co-Head of the Ares Credit Group and serves on the Ares Operating Committee. Mitchell Goldstein also serves as a director and Co-Chairperson of the Board of Directors of Ares Capital Corporation. Mitchell Goldstein is also Vice President and interested trustee of CION Ares Diversified Credit Fund. He also serves on the Board of Managers of IHAM GP. Mitchell Goldstein is a member of the ASIF Investment Committee, the Ares Credit Group’s USDL, Commercial Finance and Pathfinder Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Infrastructure Debt Investment Committee and the Ares Asia Direct Lending (Australia) Investment Committee. Mitchell Goldstein may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares Management in May 2005, Mitchell Goldstein worked at Credit Suisse First Boston (“CSFB”), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mitchell Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on mergers and acquisitions and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mitchell Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mitchell Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mitchell Goldstein worked at Bankers Trust. Mitchell Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University’s Graduate School of Business. The Fund believes that Mitchell Goldstein’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Trustees valuable industry specific knowledge and expertise on these and other matters. Mitchell Goldstein is an interested trustee because he is the Co-Chief Executive Officer of the Fund, a Partner in and Co-Head of the Ares Credit Group, an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation, Vice President and interested trustee of CION Ares Diversified Credit Fund and serves on the ASIF Investment Committee.

Michael L. Smith, 55, has served as an interested Trustee and Co-Chief Executive Officer of the Fund since September 2022. Michael L. Smith is a Partner in and Co-Head of the Ares Credit Group and also serves on the Ares Operating Committee. Michael L. Smith also serves as a director and Co-Chairperson of the Board of Directors of Ares Capital Corporation and as a Vice President of CION Ares Diversified Credit Fund. He serves on the Board of Managers of IHAM GP. Michael L. Smith previously served as Co-President of Ares Capital Corporation from July 2014 to October 2022. Michael L. Smith is a member of the ASIF Investment Committee, the Ares Credit Group’s USDL, Opportunistic Credit and Commercial Finance Investment Committees, the Ares Secondaries Group’s Private Equity Investment Committee and the Ares Infrastructure Group’s Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees. Michael L. Smith may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2004, Michael L. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. Previously, Michael L. Smith worked at Indosuez Capital in their Merchant Banking Group, Kenter, Glastris & Company, and at Salomon Brothers Inc, in their Debt Capital Markets Group and Financial Institutions Group. Michael L. Smith serves on the board of directors of the University of Notre Dame’s Wilson Sheehan Lab for Economic Opportunity (LEO), which helps service providers apply scientific evaluation methods to better understand and share effective poverty interventions. Michael L. Smith received a B.S. in Business Administration from the University of Notre Dame and a Master’s Degree in Management from Northwestern University’s Kellogg Graduate School of Management. The Fund believes that Michael L. Smith’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Trustees valuable industry specific knowledge and expertise on these and other matters. Michael L. Smith is an interested trustee because he is the Co-Chief Executive Officer of the Fund, a Partner in and Co-Head of the Ares Credit Group, an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation, Vice President of CION Ares Diversified Credit Fund and serves on the ASIF Investment Committee.

Executive Officers and Certain Other Officers Who are not Trustees

Paul Cho, 43, has served as Chief Accounting Officer of the Fund since February 2024. Paul Cho is a Managing Director and Chief Accounting Officer in the Ares Finance and Accounting Department. Paul Cho is the Chief Accounting Officer of Ares Capital Corporation. He also serves as Vice President of CION Ares Diversified Credit Fund, Vice President of Ares Dynamic Credit Allocation Fund, Inc. and Co-Chief Accounting Officer of Ares SME Opps. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2008, Paul Cho was at Macias Gini & O’Connell LLP, where he focused on audits of state and local government entities. Paul Cho holds a B.A. from the University of California, Berkeley in Economics.

Ian Fitzgerald, 50, has served as General Counsel and Secretary of the Fund since September 2025. Ian Fitzgerald is a Managing Director and Deputy General Counsel (Credit) in the Ares Legal and Compliance Group. Ian Fitzgerald is the General Counsel, Vice President and Secretary of Ares Capital Corporation, General Counsel and Corporate Secretary of Ares Dynamic Credit Allocation Fund, Inc., General Counsel and Corporate Secretary of CION Ares Diversified Credit Fund, Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. (“IHAM”) and Vice President and Assistant Secretary of IHAM GP. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2010, Ian Fitzgerald was an Associate in the Corporate Group at the law firm of Latham & Watkins LLP, where he focused on corporate finance and general corporate securities law matters. Ian Fitzgerald holds a B.S.B.A. from Bucknell University in Accounting and a J.D., cum laude, from the University of Texas at Austin.

Angela Lee, 39, has served as Vice President and Assistant Treasurer of the Fund since February 2024. Angela Lee is a Managing Director of the Capital Solutions Group in the Ares Finance and Accounting Department. Angela Lee is Vice President and Assistant Treasurer of Ares Capital Corporation. She also serves as a Vice President of CION Ares Diversified Credit Fund and a Vice President of Ares Dynamic Credit Allocation Fund, Inc. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2010, Angela Lee was a Senior Associate at KPMG LLP, where she focused on audits of financial institutions and banks. Angela Lee holds a B.A. from the University of California, Los Angeles in Applied Mathematics with a concentration in Management and Accounting.

Scott C. Lem, 48, has served as Chief Financial Officer and Treasurer of the Fund since September 2022. Scott C. Lem is a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department. Scott C. Lem is Chief Financial Officer and Treasurer of Ares Capital Corporation. Scott C. Lem previously served as Chief Accounting Officer and Vice President of Ares Capital Corporation from May 2013 to February 2024 and as Assistant Treasurer of Ares Capital Corporation from May 2009 to May 2013. Scott C. Lem currently serves on the Board of Managers of IHAM GP. Scott C. Lem also currently serves as Chief Financial Officer and Treasurer of Ares Dynamic Credit Allocation Fund, Inc., Chief Financial Officer and Treasurer of CION Ares Diversified Credit Fund and Chief Financial Officer and Treasurer of Ares SME Opps. From July 2003 to December 2008, Scott C. Lem served as Controller of Ares Management. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in July 2003, Scott C. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Scott C. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California’s Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California’s Marshall School of Business. Scott C. Lem has also received an M.B.A. in Finance from UCLA’s Anderson School of Management. Scott C. Lem is a Certified Public Accountant (Inactive).

Jana Markowicz, 45, has served as Chief Operating Officer of the Fund since January 2023 and is a member of the ASIF Investment Committee. Jana Markowicz is a Partner and Chief Operating Officer for U.S. Direct Lending in the Ares Credit Group. She also serves as the Chief Operating Officer of Ares Capital Corporation and as Chief Operating Officer of Ares SME Opps. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2005, Jana Markowicz was an Analyst in the Leveraged Finance Group at Citigroup, formerly Salomon Smith Barney, where she focused on financings for companies across a broad range of industries. Jana Markowicz holds a B.S. from the University of Pennsylvania in Engineering, with a concentration in Economic and Financial Systems.

Jim Miller, 49, has served as President of the Fund since January 2023 and is a member of the ASIF Investment Committee. Jim Miller serves as a Partner, Portfolio Manager and Co-Head of U.S. Direct Lending in the Ares Credit Group. Jim Miller currently serves as President of Ares Capital Corporation and as Director and Chairman and Co-President of Ares SME Opps. Additionally, Jim Miller serves as a member of the Ares Credit Group’s USDL and Opportunistic Credit Investment Committees. He also serves on the Ares Sports, Media and Entertainment Investment Committee and acts as a co-lead for the strategy. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2006, Jim Miller was a Vice President at Silver Point Capital, where he focused on building its sponsor finance business, which led the firm’s middle market financing and principal investing. Previously, Jim Miller was a Vice President at GE Capital, where he was responsible for a variety of investing and investment banking services to private equity funds including high yield, bank debt, mezzanine debt and rescue financing. Jim Miller holds a B.A. from Fairfield University in Economics and an M.B.A. from Columbia University’s Graduate School of Business.

Lisa Morgan, 50, has served as Chief Compliance Officer of the Fund since September 2022. Lisa Morgan is a Partner and Head of Regulated Funds Compliance in the Ares Legal and Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Capital Corporation, Ares Dynamic Credit Allocation Fund, Inc., CION Ares Diversified Credit Fund, Ares Private Markets Fund and Ares Core Infrastructure Fund. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2017, Lisa Morgan was a Partner in the Business Practices Group at Eversheds Sutherland, where she focused on the formation, regulation and operation of public and private funds, including BDCs. Lisa Morgan began her legal career at Eversheds Sutherland in 2003. Lisa Morgan holds a B.A. from Providence College in Sociology and Spanish, and a J.D. from the University of North Carolina at Chapel Hill.

Naseem Sagati Aghili, 44, has served as Vice President of the Fund since September 2022. She joined Ares Management in 2009 and is Partner, General Counsel and Corporate Secretary of Ares. Naseem Sagati Aghili serves on the Ares Operating Committee and the Ares Enterprise Risk Committee. In her role as General Counsel, she oversees Ares’ global Legal & Compliance department. She also serves as Chief Legal Officer, Vice President and Assistant Secretary of Ares Private Markets Fund, and as Vice President of Ares Capital Corporation, Ares Dynamic Credit Allocation Fund, Inc., CION Ares Diversified Credit Fund and Ares Core Infrastructure Fund. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to being named as General Counsel of Ares in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Prior to joining Ares in 2009, Naseem Sagati Aghili was with Proskauer Rose LLP, where she focused on mergers and acquisitions, securities offerings and general corporate matters. Naseem Sagati Aghili holds a B.A. from the University of California Berkeley in Political Economy of Industrial Societies and a J.D. from the University of Southern California Gould School of Law.

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167, Attention: Chief Compliance Officer.

Meetings and Committees of the Board of Trustees

During 2025, our Board of Trustees held eight formal meetings. Our Board of Trustees currently has three committees: an audit committee, a nominating and governance committee and a co-investment committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Under our bylaws, the Fund will hold an annual meeting of shareholders for such business to be properly considered at such meeting. During 2025, the co-investment committee held seven formal meetings, the audit committee held five formal meetings and the nominating and governance committee held one formal meeting.

Audit Committee. The audit committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee is presently composed of Sandra R. Anceleitz, Eric B. Siegel and Ann Torre Bates, each of whom is considered independent for purposes of the Investment Company Act. Ann Torre Bates serves as the chairperson of the Audit Committee. Our Board of Trustees has determined that Sandra R. Anceleitz and Ann Torre Bates each qualify as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of our investment adviser as defined in Section 2(a)(19) of the Investment Company Act.

A copy of the charter of the Audit Committee is available in print to any common shareholder who requests it and it is also available on the Fund’s website at https://www.areswms.com/solutions/asif/. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Nominating and Governance Committee. The nominating and governance committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the nominating and governance committee, including making nominations for the appointment or election of independent Trustees. The nominating and governance committee consists of Eric B. Siegel, Steven B. McKeever and Sandra R. Anceleitz, each of whom is considered independent for purposes of the Investment Company Act. Steven B. McKeever serves as the chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Trustees, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

A copy of charter of the Nominating and Governance Committee is available in print to any common shareholder who requests it, and it is also available on the Fund’s website at https://www.areswms.com/solutions/asif/. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Co-Investment Committee. The co-investment committee consists of Eric B. Siegel, Ann Torre Bates, Steven B. McKeever and Sandra R. Anceleitz, each of whom is independent for purposes of the Investment Company Act. The co-investment committee is primarily responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the Co-Investment Exemptive Order.

Compensation of Trustees

Our Trustees who do not also serve in an executive officer capacity for us or our investment adviser are entitled to receive annual cash retainer fees, fees for participating in the board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These Trustees are Eric B. Siegel, Ann Torre Bates, Steven B. McKeever and Sandra R. Anceleitz. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

			Annual Committee Chair Cash Retainer		Committee Meeting Attendance Fee (Audit, Nominating and
Annual Cash Retainer	Board Meeting Fee	Lead Independent Trustee	Audit	Nominating and Governance	Governance, and Co- Investment)
Variable*	$2,500	$25,000	$10,000	$5,000	$1,000

*	$50,000, while the Fund’s net asset value (“NAV”) is less than $1.0 billion, $75,000, while the Fund’s NAV is more than $1.0 billion but less than $2.0 billion or $100,000, while the Fund’s NAV is more than $2.0 billion. For the fiscal year ended December 31, 2024 the annual cash retainer was $100,000.

We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or our investment adviser.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Ares Capital Management, and our administrator, Ares Operations, each of which is a subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. Our day-to-day investment activities are managed by our investment adviser. Most of the services necessary for the origination of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Ares Capital Management had approximately 230 U.S.-based investment professionals as of December 31, 2025 who focus on origination, transaction development, investment and the ongoing monitoring of our investments. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, we do not have a formal employee relations policy.

Compensation of Officers

None of our officers receive direct compensation from us. Each of the Fund’s executive officers is an employee or affiliate of the Fund’s investment adviser or the Fund’s administrator, as applicable. The Fund reimburses the administrator for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of certain of the Fund’s officers (including its chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.

Board of Trustees Leadership Structure

The Board of Trustees monitors and performs an overall supervision role with respect to the business and affairs of the Fund, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Fund. Among other things, the Board of Trustees approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Fund’s independent registered public accounting firm.

Under our bylaws, the Board of Trustees may designate a chairperson to preside over the meetings of the Board of Trustees and meetings of the shareholders and to perform such other duties as may be assigned to them by the Board of Trustees. The Board of Trustees has appointed R. Kipp deVeer to serve in the role of chairperson of the Board of Trustees. The Fund does not have a fixed policy as to whether the Chair of the Board of Trustees should be an independent Trustee and believes that its flexibility to select its chairperson and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders.

The independent Trustees have designated a lead independent Trustee whose duties include, among other things, chairing executive sessions of the independent Trustees, acting as a liaison between the independent Trustees and the chairperson of the Board of Trustees and between the independent Trustees and officers of the Fund and the investment adviser, facilitating communication among the independent Trustees and the Fund’s counsel, reviewing and commenting on Board of Trustees and committee meeting agendas and calling additional meetings of the independent Trustees as appropriate. In September 2022, the Board of Trustees designated and appointed Eric B. Siegel as the lead independent Trustee and Eric B. Siegel has served as lead independent Trustee since that time.

The Fund believes that board leadership structures must be evaluated on a case-by-case basis and that the foregoing board leadership structure is appropriate at this time. In addition, the Fund believes that the foregoing governance structure, when combined with the functioning of the independent Trustee component of the Board of Trustees and the Fund’s overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of the Fund’s business and affairs. The Fund’s corporate governance practices include regular meetings of the independent Trustees in executive session without the presence of interested Trustees. However, the Fund continually re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet the Fund’s needs.

Board of Trustees’ Role in Risk Oversight

The Board of Trustees performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its three standing committees, which report to the entire Board of Trustees and are comprised solely of independent Trustees, (2) by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s compliance policies and procedures, and (3) by reviewing risk management processes throughout the year and requesting periodic reports from the Fund’s investment adviser regarding risk management, including reports on cybersecurity.

As described above in more detail under “Audit Committee” and “Nominating and Governance Committee,” the audit committee and the nominating and governance committee assist the Board of Trustees in performing its risk oversight function and fulfilling its risk oversight responsibilities, each of which is comprised solely of independent Trustees. The audit committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, assisting the Board of Trustees in fulfilling the Board of Trustees’ oversight responsibilities relating to the Fund’s systems of internal controls over financial reporting, audits of the Fund’s consolidated financial statements and disclosure controls and procedures, overseeing the investment adviser’s determination of fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Fund’s major risk exposures, including financial risk exposures and cybersecurity risks, and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The nominating and governance committee’s risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of trustees, identifying, evaluating and nominating trustees to fill vacancies on the Board of Trustees or to stand for election by the Fund’s shareholders, reviewing the Fund’s policies relating to corporate governance, and overseeing the evaluation of the Board of Trustees and its committees.

The Board of Trustees also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board of Trustees, addresses at a minimum (1) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board of Trustees would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board of Trustees on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent Trustees periodically, but in no event less than once each year.

The Fund believes that the Board of Trustees’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Fund must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness, the Fund generally has to invest at least 70% of its total assets in “qualifying assets” and, subject to certain exceptions, the Fund is subject to restrictions on its ability to engage in transactions with Ares and its affiliates. In addition, the Fund has elected to be treated as a RIC under the Code. As a RIC the Fund must, among other things, meet certain source of income and asset diversification requirements.

The Fund believes that the extent of the Board of Trustees’ (and its committees’) role in risk oversight complements the Board of Trustees’ leadership structure because it allows the Fund’s independent Trustees, through the three fully independent Board of Trustees committees, a lead independent Trustee, executive sessions with each of the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

The Fund believes that board roles in risk oversight must be evaluated on a case-by-case basis and that the Board of Trustees’ existing role in risk oversight is appropriate. However, the Board of Trustees re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.

PORTFOLIO MANAGEMENT

The following individuals function as our portfolio managers (the “portfolio managers”) and are jointly and primarily responsible for the day-to-day management of our portfolio.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mitchell Goldstein	Trustee and Co-Chief Executive Officer of the Fund; Partner in and Co-Head of the Ares Credit Group	20	Since September 2022, Mitchell Goldstein has served as an interested Trustee of the Fund and a Co-Chief Executive Officer of the Fund. Mitchell Goldstein is an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation. Mitchell Goldstein is a Partner in and Co-Head of the Ares Credit Group. Mitchell Goldstein serves on the Ares Operating Committee. Mitchell Goldstein is also Vice President and interested trustee of CION Ares Diversified Credit Fund. Mitchell Goldstein serves on the Ares Operating Committee. Mitchell Goldstein serves on the Board of Managers of IHAM GP. Mitchell Goldstein is a member of the ASIF Investment Committee, the Ares Credit Group’s USDL, Commercial Finance and Pathfinder Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Infrastructure Debt Investment Committee and the Ares Asia Direct Lending (Australia) Investment Committee.
Michael L. Smith	Trustee and Co-Chief Executive Officer of the Fund; Partner in and Co-Head of the Ares Credit Group	21	Since September 2022, Michael L. Smith has served as an interested Trustee of the Fund and a Co-Chief Executive Officer of the Fund. Michael L. Smith is an interested director and Co-Chairperson of the Board of Directors of Ares Capital Corporation. Michael L. Smith is a Partner in and Co-Head of the Ares Credit Group and Vice President of CION Ares Diversified Credit Fund and serves on the Ares Operating Committee. Michael L. Smith also serves on the Board of Managers of IHAM GP. Michael L. Smith is a member of the ASIF Investment Committee, Ares Credit Group’s USDL, Opportunistic Credit and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Secondaries Group’s Private Equity Investment Committee and the Ares Infrastructure Group’s Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees.

Each of the portfolio managers is responsible for deal origination, execution and portfolio management. In addition to their deal origination, execution and portfolio management responsibilities, Mitchell Goldstein and Michael L. Smith also spend portions of their time on corporate and administrative activities in their capacities as Co-Chief Executive Officers of the Fund and as Partners and Co-Heads of the Ares Credit Group. Each of the portfolio managers receive a compensation package that includes some combination of fixed draw and variable incentive compensation based on our performance. None of the portfolio managers receives any direct compensation from us. See “— Other Accounts Managed by Portfolio Managers” and “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns” in our 2025 Annual Report, which is incorporated herein by reference.

The following table sets forth the dollar range of our equity securities and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2025.

Name	Aggregate Dollar Range of Equity Securities in Ares Strategic Income Fund(1)
Mitchell Goldstein	Over $1,000,000
Michael L. Smith	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies and BDCs, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies and BDCs (not including the Fund), other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Mitchell Goldstein
Registered investment companies/BDCs	2	$44,632	2	$44,632
Other pooled investment vehicles	5	$48,656	5	$48,656
Other accounts	39	$31,322	20	$19,672

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Michael L. Smith
Registered investment companies/BDCs	2	$44,632	2	$44,632
Other pooled investment vehicles	3	$10,615	3	$10,615
Other accounts	3	$1,814	3	$1,814

Our Investment Adviser

Investment Committee

The Fund is primarily the responsibility of two portfolio managers, Mitchell Goldstein and Michael L. Smith. The Fund is also supported by six additional members of the ASIF Investment Committee. All of the ASIF Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, our investment adviser. None of the ASIF Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.

Below is biographical information relating to the members of the ASIF Investment Committee, other than Mitchell Goldstein, Jana Markowicz, Jim Miller and Michael L. Smith. For biographical information relating to Mitchell Goldstein, Jana Markowicz, Jim Miller and Michael L. Smith, please see “Management — Biographical Information.”

Kevin Alexander, 50, serves as a Partner in the Ares Credit Group and Co-Head of Alternative Credit, and is a member of the ASIF Investment Committee. Additionally, he serves as a member of the Ares Credit Group’s Alternative Credit and Pathfinder Investment Committees, the Ares Secondaries Group’s Credit Investment Committee and the Ares Insurance Solutions Investment Committee. Kevin Alexander may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2019, Kevin Alexander was Deputy CEO and Head of Global Market, Americas at Natixis CIB. Previously, he worked at Deutsche Bank within the Interest Rate Derivatives Group. Kevin Alexander began his career as an Economic Analyst at the New York Federal Reserve Bank. He holds a B.S. from Washington and Lee University in Business Administration and Accounting and an M.A. from Fordham University in Economics.

Samantha Milner, 47, serves as a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where she is primarily responsible for managing Ares’ U.S. bank loan credit strategies, and is a member of the ASIF Investment Committee. Samantha Milner serves as a Vice President and one of four Portfolio Managers for Ares Dynamic Credit Allocation Fund, Inc and as a Vice President and Portfolio Manager of CION Ares Diversified Credit Fund. Additionally, she serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee. Samantha Milner may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2004, Samantha Milner was an Associate in the Financial Restructuring Group at Houlihan Lokey Howard & Zukin, where she focused on providing advisory services in connection with restructurings, distressed mergers and acquisitions and private placements. Samantha Milner holds a B.B.A., with distinction, from Emory University’s Goizueta Business School in Finance and Accounting.

Aaron Rosen, 44, serves as a Partner, Co-Head of Opportunistic Credit and Co-Portfolio Manager of Special Opportunities in the Ares Credit Group, where he focuses on investing across the various Ares fund platforms in the public and private markets, and is a member of the ASIF Investment Committee. Aaron Rosen serves as a member of the Ares Credit Group’s Opportunistic Credit Investment Committee and the Ares Private Equity Group’s Corporate Opportunities Investment Committee. Aaron Rosen may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2018, Aaron Rosen was a Partner and Director of Research at Archview Investment Group, where he focused on credit and equity investments in the U.S. and internationally. Prior to Archview, Aaron Rosen was a Vice President at Citigroup, where he was a founding member of the Citibank Global Special Situations Group focused on U.S. credit and value equity investment strategies. In addition, Aaron Rosen was a member of Citigroup’s Asset-Based Finance group, where he focused on structuring senior secured debt financings for non-investment grade corporate borrowers. He currently serves as Chairman of the board of directors of Savers Value Village, Inc. and serves on the boards of directors for the parent entities of Virgin Voyages Intermediate Limited, Consolidated Precision Products Corp., Hornbeck Offshore Services, Inc., TriMark USA, LLC and WHP Global. Aaron Rosen holds a B.S., summa cum laude, from New York University’s Stern School of Business in Finance and Information Systems where he received the Valedictorian Award.

Michael Schechter, 45, serves as a Partner and Head of Credit Trading in the Ares Credit Group, where he oversees trading of all bank loans, high yield and related credit instruments in the United States and Europe, and is a member of the ASIF Investment Committee. Michael Schechter serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee. Michael Schechter may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2019, Michael Schechter was a Managing Director in leveraged loan trading at Morgan Stanley, where he focused on performing and stressed bank debt. Previously, Michael Schechter was a Managing Director and Co-Head of Loan Trading at Citi, where he focused on performing and stressed bank debt and high yield bond trading. Additionally, Michael Schechter was an Associate in Citi’s Leveraged Finance Group. Michael Schechter holds a B.S, with honors, from Lehigh University in Business and Economics with a concentration in Finance.

MANAGEMENT AND OTHER AGREEMENTS AND FEES

Ares Capital Management serves as our investment adviser and is registered as an investment adviser under Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of our Board of Trustees and in accordance with the Investment Company Act, our investment adviser manages our day-to-day operations and provides investment advisory services to us.

Management Services

Ares Capital Management provides management services to us pursuant to the investment advisory and management agreement. Under the terms of the investment advisory and management agreement, our investment adviser:

●	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

●	identifies, evaluates and negotiates the structure of the investments we make;

●	closes and monitors our investments;

●	determines the securities and other assets that we will purchase, retain or sell;

●	performs due diligence on prospective and existing portfolio companies; and

●	provides us with such other investment advisory, research and related services as we may, from time to time reasonably require, which may include, among other things, the determination of the fair value of debt and equity securities that are not publicly traded or whose market prices are not readily available, subject to the overall supervision of our Board of Trustees. Our investment adviser’s services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities. Similarly, our investment adviser or its affiliates may directly or indirectly manage funds or other investment vehicles with an investment objective similar to ours, including other Ares funds such as Ares Capital Corporation, a publicly traded BDC managed by our investment adviser. Accordingly, we may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management will, to the extent practicable, allocate investment opportunities on a basis that over time is fair and equitable, and in any event consistent with any fiduciary duties owed to us. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by our investment adviser or its affiliates. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns” in our 2025 Annual Report, which is incorporated herein by reference.

Compensation of Our Investment Adviser

Pursuant to the investment advisory and management agreement and subject to the overall supervision of our Board of Trustees, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives fees from us consisting of a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately borne by the shareholders.

Base Management Fee

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the investment advisory and management agreement, net assets means our total assets less liabilities, determined on a consolidated basis in accordance with GAAP.

Incentive Fee

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

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Income Based Fee

The portion of the incentive fee based on our income is based on pre-incentive fee net investment income, as defined in the investment advisory and management agreement, for the quarter. “Pre-incentive fee net investment income” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets in accordance with GAAP at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement entered into between us and our administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market or original issue discount, debt investments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the income based fee it receives that is based on accrued income that we never actually receive. Pre-incentive fee net investment income is not adjusted for incentive fee payments or any shareholder servicing and/or distribution fees paid with respect to the Class S shares and Class D shares. Accordingly, pre-incentive fee net investment income may be calculated on higher amounts of income than we may ultimately realize and that may ultimately be distributed to common shareholders. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns” and “Risk Factors — Risks Relating to Our Business and Structure — We may be obligated to pay our investment adviser certain fees even if we incur a loss” in our 2025 Annual Report, which is incorporated herein by reference.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from pre-incentive fee net investment income. Because of the structure of the income based fee, it is possible that we may pay such fees in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income based fee even if we have incurred a loss in that quarter due to realized and/or unrealized losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized). If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the base management fee.

We pay our investment adviser an incentive fee quarterly in arrears with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

●	No incentive fee based on pre-incentive fee net investment income in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.25% per quarter (5.00% annualized);

●	100% of the dollar amount of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.43%) is referred to as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 12.5% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

●	12.5% of the dollar amount of our pre-incentive fee net investment income, if any, that exceeds a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all pre-incentive fee net investment income thereafter are allocated to our investment adviser.

The following is a graphical representation of the calculation of the income based fee:

Quarterly Income Based Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to incentive fee

These calculations are adjusted for any share issuances or repurchases during the quarter.

The fees that are payable under the investment advisory and management agreement will be appropriately prorated for any partial period and adjusted for any share issuances or repurchases during the relevant period.

Capital Gains Incentive Fee

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

●	12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, as calculated in accordance with GAAP, less the aggregate amount of any previously paid capital gains incentive fee.

Notwithstanding the foregoing, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the asset acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the “accreted or amortized cost basis” of an investment shall be an amount (the “Contractual Cost Basis”) equal to (1) (x) the actual amount paid by us for such investment plus (y) any amounts recorded in our consolidated financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in our consolidated financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in our consolidated financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. In no event will the capital gains incentive fee payable pursuant to the investment advisory and management agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof. If the investment advisory and management agreement shall terminate as of a date that is not a calendar year end, the termination shall be treated as though it were a calendar year end for purposes of calculating and paying a capital gains incentive fee.

The fees that are payable under the investment advisory and management agreement will be appropriately prorated for any partial period and adjusted for any share issuances or repurchases during the relevant period. Since our inception on March 15, 2022 and as of December 31, 2025, we have incurred approximately $322.9 million in fees under the investment advisory and management agreement, of which approximately $3.8 million have been supported by our investment adviser pursuant to the Expense Support and Conditional Reimbursement Agreement. Our investment adviser agreed not to seek recoupment of any base management fee and incentive fee from the commencement of operations through July 31, 2023.

Examples of Fee Quarterly Incentive Fee Calculation

Example 1 — Income Related Portion of Incentive Fee(1):

Assumptions

●	Hurdle rate(2) = 1.25%

●	Management fee(3) = 0.3125%

●	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

(1)            The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of net assets.

(2)            Represents the 1.25% quarterly hurdle rate.

(3)            Represents a quarter of the 1.25% annualized management fee.

(4)            Hypothetical other expenses. Excludes organization and offering expenses.

Example 1 — Income Related Portion of Incentive Fee:

Alternative 1

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 1.00%

●	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 0.4875%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no income based fee.

Alternative 2

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 1.80%

●	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 1.2875%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.

Income Based Fee	=	100% × “Catch-Up” + the greater of 0% AND (12.5% × (pre-incentive fee net investment income — 1.43%))
	=	(100% × (1.2875% – 1.25%)) + 0%
	=	100% × 0.0375%
	=	0.0375%

Alternative 3

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.50%

●	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 2.9875%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.

Income Based Fee	=	100% × “Catch-Up” + the greater of 0% AND (12.5% × (pre-incentive fee net investment income — 1.43%))
	=	(100% × (1.43% – 1.25%)) + (12.5% × (2.9875% – 1.43%))
	=	0.18% + (12.5% × 1.5575%)
	=	0.18% + 0.1947%
	=	0.3747%

Example 2 — Capital Gains Incentive Fee:

Alternative 1:

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

●	Year 2: Investment A is sold for $50 million and fair value (“FV”) of Investment B determined to be $32 million

●	Year 3: FV of Investment B determined to be $25 million

●	Year 4: Investment B sold for $31 million

The capital gains incentive fee, if any, would be:

●	Year 1: None (No sales transactions)

●	Year 2: $3.75 million (12.5% multiplied by $30 million realized capital gains on sale of Investment A)

●	Year 3: None; $3.125 million (12.5% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $3.75 million (previous capital gains incentive fee paid in Year 2)

●	Year 4: 0.125 million; $3.875 million (12.5% multiplied by $31 million cumulative realized capital gains) less $3.75 million (capital gains incentive fee paid in Year 2)

Alternative 2

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

●	Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million

●	Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million

●	Year 4: FV of Investment B determined to be $35 million

●	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

●	Year 1: None (No sales transactions)

●	Year 2: $3.125 million (12.5% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

●	Year 3: $0.875 million (12.5% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $3.125 million (capital gains incentive fee paid in Year 2)

●	Year 4: None (No sales transactions)

●	Year 5: None (12.5% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $4.0 million (cumulative capital gains incentive fee paid in Year 2 and Year 3)

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067.

Administration Agreement

We are also party to an administration agreement, referred to herein as the “administration agreement”, with our administrator, Ares Operations. Our Board of Trustees, including our independent Trustees, approved our initial administration agreement with our administrator, Ares Operations, at a board meeting held on September 9, 2022, the amended and restated administration agreement at a board meeting held on May 22, 2023 and the second amended and restated administration agreement currently in place at a board meeting held on September 5, 2024. In approving the administration agreement, the Board of Trustees considered information with respect to the nature, extent and quality of services to be provided to us by the administrator, the reasonableness of the estimated costs of the services to be provided by the administrator, whether we would be able to obtain similar services at cost from other third-party service providers, and the limited potential for additional benefits to be derived by the administrator and its affiliates as a result of our proposed relationship with the administrator. Pursuant to the administration agreement, our administrator furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, our administrator may also arrange for the services of, and oversee custodians, depositories, transfer agents, escrow agents, distribution disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial and other records that we are required to maintain and preparing all reports and other materials required to be filed with the SEC or any other regulatory authority, including reports to shareholders. In addition, our administrator assists us in determining and publishing our NAV, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of our administrator’s overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under the administration agreement, including our allocable portion of the compensation, rent and other expenses of certain of our officers and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Since our inception on March 15, 2022 and as of December 31, 2025, we have incurred approximately $16.9 million in administrative and other fees, including certain costs that are reimbursable under the investment advisory and management agreement or administration agreement, of which approximately $13.1 million has been supported by our investment adviser pursuant to the Expense Support and Conditional Reimbursement Agreement.

Certain Terms of the Investment Advisory and Management Agreement and Administration Agreement

Each of the investment advisory and management agreement and the administration agreement has been approved by the Board of Trustees. Unless earlier terminated as described below, each of the investment advisory and management agreement and the administration agreement renew for successive annual periods if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent Trustees. We may terminate the investment advisory and management agreement or the administration agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate either agreement may be made by a majority of the independent Trustees or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, our investment adviser may terminate the investment advisory and management agreement upon 120 days’ written notice and the administrator may terminate the administration agreement upon 60 days’ written notice. The investment advisory and management agreement will automatically terminate within the meaning of the Investment Company Act and related SEC guidance and interpretations in the event of its assignment.

Our investment adviser and administrator will not be liable to the Fund for any action taken or omitted to be taken by our investment adviser or administrator in connection with the performance of any of their duties or obligations under the investment advisory and management agreement and administration agreement or otherwise as investment adviser or administrator, respectively. Each of the investment advisory and management agreement and the administration agreement provide that, each of our investment adviser and our administrator, as applicable, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them (collectively, the “Indemnified Parties”) will be entitled to indemnification from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of our investment adviser’s services under the investment advisory and management agreement and our administrator’s services under the administration agreement or otherwise as investment adviser or administrator for us. Notwithstanding the preceding sentence, nothing contained in (a) the investment advisory and management agreement will protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of any indemnified party’s duties under the investment advisory and management agreement or by reason of the reckless disregard of our investment adviser’s duties under the investment advisory and management agreement, or (b) the administration agreement will protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of our administrator’s duties, or by reason of the reckless disregard of our administrator’s duties and obligations under the administration agreement (in each of cases (a) and (b), to the extent applicable, as the same will be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). In addition, notwithstanding anything in the investment advisory and management agreement and the administration agreement to the contrary, nothing in such agreements will protect or be deemed to protect our investment adviser or its controlling persons or the administrator, as the case may be, against, or entitle or be deemed to entitle the investment adviser or its controlling persons or the administrator, as the case may be to, indemnification in respect of, any liability to the Fund or its security holders to which the investment adviser or its controlling persons or administrator, as the case may be, would otherwise be subject by reason of negligence or misconduct in the performance of the investment adviser’s and/or its controlling persons’ or administrator’s, as the case may be, duties.

Payment of Our Expenses Under the Investment Advisory and Management and Administration Agreements

The services of all investment professionals and staff of our investment adviser, when and to the extent engaged in providing investment advisory and management services to us and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. Under the investment advisory and management agreement, we bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to:

(a)	our “organization and offering expenses” associated with the offering of our common shares of beneficial interest, including Class I shares, Class S shares and Class D shares (“Common Shares”), as provided for in Conduct Rule 2310(a)(12) of the Financial Industrial Regulatory Authority, but excluding any shareholder servicing and/or distribution fees;

(b)	calculating our net asset value (including the cost and expenses of any independent valuation firms or pricing services);

(c)	expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments (including the cost of consultants hired to develop information technology systems designed to monitor our investments) and performing due diligence on our prospective portfolio companies;

(d)	interest payable on indebtedness, if any, incurred to finance our investments;

(e)	offerings of our Common Shares and other securities;

(f)	the costs of effecting any repurchases of our Common Shares and other securities, if any;

(g)	investment advisory fees, including the management fee and incentive fee, payable under the investment advisory and management agreement to our investment adviser;

(h)	administration fees, if any, payable under the administration agreement;

(i)	fees payable, if any, under any intermediary manager or selected intermediary agreements;

(j)	shareholder servicing and/or distribution fees payable under our Distribution and Shareholder Servicing Plan adopted pursuant to Rule 12b-1 under the Investment Company Act;

(k)	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments (including payments to third party vendors for financial information services);

(l)	transfer agent, escrow agent and custodial fees and expenses;

(m)	federal and state registration fees;

(n)	all costs of registration and listing our Common Shares or any other securities on any securities exchange;

(o)	federal, state and local taxes;

(p)	independent Trustees’ fees and expenses;

(q)	costs of preparing and filing reports or other documents required by governmental bodies (including the SEC) and an official or agency administering the securities laws of a state;

(r)	costs of any reports, proxy statements or other notices to shareholders, including printing and other related costs;

(s)	commissions and other compensation payable to brokers or dealers;

(t)	to the extent we are covered by any joint insurance policies, our allocable portion of the fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;

(u)	outside legal expenses;

(v)	accounting expenses (including fees and disbursements and expenses related to the audit of the Fund and the preparation of the Fund’s tax information);

(w)	direct costs and expenses of administration, including printing, mailing, long distance telephone, cellular phone and data service, copying, and staff; and

(x)	all other expenses incurred by us or our administrator in connection with administering our business as described in more detail under “— Administration Agreement.”

From time to time, our investment adviser, our administrator or their affiliates may pay third-party providers of goods or services. We will reimburse our investment adviser, our administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, our investment adviser or our administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our common shareholders.

Board of Trustees Approval of the Investment Advisory and Management Agreement

Our Board of Trustees, including our independent Trustees, approved our initial investment advisory and management agreement at a meeting held on September 9, 2022, the amended and restated investment advisory and management agreement at a meeting held on March 3, 2023, the second amended and restated investment advisory and management agreement at a meeting held on May 22, 2023, and the third amended and restated investment advisory and management agreement currently in place at a meeting held on September 5, 2024.

At an in-person meeting on May 13, 2025, our Board of Trustees, including a majority of our independent Trustees, voted to approve the continuation of our investment advisory and management agreement until June 6, 2026. In voting to approve the investment advisory and management agreement and the continuation thereof, our independent Trustees consulted in executive session with their independent legal counsel regarding the approval of such agreement. In reaching a decision to approve the investment advisory and management agreement, the Board of Trustees reviewed a significant amount of information and considered, among other things:

●	the nature, extent and quality of the advisory and other services provided by our investment adviser;

●	the advisory fee paid by us to our investment adviser under the investment advisory and management agreement as compared to the advisory fees paid by other funds and accounts managed by our investment adviser with similar investment strategies as well as the fees and expenses of comparable BDCs;

●	the long- and short-term investment performance of the Fund and the long- and short-term investment performance of our investment adviser;

●	the allocation methodology of costs of the services provided by our investment adviser (including the base management fee, the incentive fee based on income and the incentive fee based on capital gains (including the applicable hurdle rates and conditions for the deferral of fee payments), expense ratios) under the investment advisory and management agreement and comparative data based on publicly available information;

●	the potential for, and sharing of, economies of scale in investment management given the directly originated nature of our investment portfolio and resources dedicated by our investment adviser thereto;

●	our investment adviser’s pro forma profitability with respect to managing us based on financial information provided by our investment adviser;

●	additional benefits to be derived by our investment adviser and its affiliates as a result of our relationship with our investment adviser; and

●	various other matters, including the alignment of interests of our shareholders.

In voting to approve the investment advisory and management agreement, our Board of Trustees, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of us, made the following conclusions:

●	Nature, Extent and Quality of Services. Our Board of Trustees considered the nature, extent and quality of the investment selection process employed by our investment adviser, including the flow of transaction opportunities resulting from our investment adviser’s investment professionals’ significant capital markets, trading and research expertise, the employment of our investment adviser’s investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies, in light of our investment objective. Our Board of Trustees also considered our investment adviser’s personnel and their prior experience in connection with the types of investments to be made by us, including such personnel’s network of relationships with intermediaries focused on U.S. middle-market companies and other companies in which we may make investments. Our Board of Trustees also considered the benefit and increasing costs of our investment adviser continuing to be able to recruit and retain top talent. In addition, our Board of Trustees considered the other terms and conditions of the investment advisory and management agreement, including that the substantive terms of the investment advisory and management agreement (other than the fees payable thereunder, which our Board of Trustees reviewed separately) are generally the same as those of comparable BDCs described in the available market data and that it would be difficult to obtain similar services of similar quality on a comparable basis from other third party service providers or through an internally managed structure. In addition, our Board of Trustees considered the fact that we have the ability to terminate the investment advisory and management agreement without penalty upon 60 days’ written notice to our investment adviser. Our Board of Trustees further determined that our investment adviser is served by a dedicated origination, transaction development and investment team of investment professionals, and that these investment professionals have historically focused on investments in portfolio companies and have developed an investment evaluation process and extensive network of relationships with financial sponsors and intermediaries focusing on making investments in portfolio companies, which experience and relationships coincide with our investment objective and generally equal or exceed those of the management teams or investment advisers of other comparable BDCs described in the available market data.

●	Investment Performance. Our Board of Trustees reviewed the investment performance and our investment adviser, as well as comparative data with respect to the investment performance of other externally managed BDCs and their investment advisers. Our Board of Trustees determined that our investment adviser was delivering results consistent with our investment objective and that our investment performance was generally above average when compared to comparable BDCs, including based on a one-year time period. Our Board of Trustees further determined that in light of our performance history, our investment adviser’s experience with our particular investment objective and policies and our investment adviser’s commitment to us, our investment adviser was well-positioned to manage our investment performance, including through volatile market conditions, with the approval of the investment advisory and management agreement.

●	Costs of the Services Provided to the Fund. Our Board of Trustees considered (i) comparative data based on publicly available information with respect to services rendered and the advisory fees (including the base management fee and incentive fee or similar fees (including applicable hurdle rates, other payment conditions and/or fee waivers)) of other BDCs with similar investment objectives, our operating expenses and expense ratios compared to other BDCs of similar size and with similar investment objectives and (ii) the administrative services that our administrator will provide to us at cost.

●	Economies of Scale. Our Board of Trustees considered information about the potential for our shareholders to experience economies of scale as we grow in size.

In view of the wide variety of material factors that our Board of Trustees considered in connection with its evaluation of the investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Our Board of Trustees did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our Board of Trustees. Rather, our Board of Trustees based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual Trustees may have given different weights to different factors.

Based on the information reviewed and the factors discussed above, our Trustees (including those Trustees who are not “interested persons” of us) concluded that the terms of the investment advisory and management agreement, including the fee rates thereunder, are fair and reasonable in relation to the services to be provided and approved the investment advisory and management agreement as being in the best interests of us and our shareholders.

Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the base management fee, the incentive fee or other compensation terms. Material amendments to our investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent Trustees, and we may from time to time decide it is appropriate to seek the requisite approval to change the terms of the agreement.

See “Certain Terms of the Investment Advisory and Management Agreement and Administration Agreement – Board Approval of the Investment Advisory and Management Agreement” in our 2025 Annual Report for additional information on the approval of the investment advisory and management agreement.

Prohibited Activities

Our activities are subject to compliance with the Investment Company Act. In addition, our Declaration of Trust prohibits the following activities, subject to certain exceptions, among us, our investment adviser and its affiliates:

●	We may not purchase or lease assets in which our investment adviser or its affiliates has an interest unless (i) the transaction occurred at the formation of the Fund, we disclose the terms of the transaction to our common shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to us by the SEC;

●	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

●	Our investment adviser and its affiliates may not acquire assets from us unless (i) approved by shareholders holding greater than 50% of our outstanding voting securities or (ii) such acquisition is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to us by the SEC;

●	We may not lease assets to our investment adviser, any trustee or any affiliates thereof unless the transaction occurred at the formation of the Fund, we disclose the terms of the transaction to our common shareholders and such terms are fair and reasonable to us;

●	We may not loan money to our investment adviser or its affiliates;

●	We may not acquire assets in exchange for our Common Shares without approval of a majority of our Board of Trustees, including a majority of the independent Trustees with consideration to an independent appraisal of such assets;

●	We may not pay a commission or fee, either directly or indirectly to our investment adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

●	Our investment adviser may not charge duplicate fees to us; and

●	Our investment adviser may not provide financing to us with a term in excess of 12 months.

●	In addition, in the investment advisory and management agreement, our investment adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

License Agreement

Ares Management LLC, the sole member of Ares Capital Management, has granted us a non-exclusive, royalty-free license to use the name “Ares” pursuant to a license agreement. Under this agreement, we have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Ares” name.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our investment adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws or the Omnibus Guidelines, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws or the Omnibus Guidelines governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws or the Omnibus Guidelines. In addition, our investment adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our Common Shares or give investment advice to a potential shareholder; provided, however, that our investment adviser may pay a registered broker-dealer or other properly licensed agent of normal sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under the Financial Industry Regulatory Authority (“FINRA”) Rule 2310)) for selling or distributing our Common Shares, including out of the investment adviser’s own assets, including those amounts paid to the investment adviser under the investment advisory and management agreement.

Commingling

The investment adviser may not permit our funds to be commingled with the funds of any other entity.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the investment advisory and management agreement and the Expense Support and Conditional Reimbursement Agreement with our investment adviser, a subsidiary of Ares Management, an entity in which certain trustees and officers of the Fund and members of the ASIF Investment Committee may have indirect ownership and pecuniary interests. Pursuant to the investment advisory and management agreement, we pay our investment adviser a base management fee and an incentive fee. See “Investment Advisory and Management Agreement and Administration Agreement — Compensation of Our Investment Adviser” above for a description of how the fees payable to our investment adviser are determined. Pursuant to our administration agreement, we reimburse our administrator, at cost, for our allocable portion of overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under the administration agreement. See “Investment Advisory and Management Agreement and Administration Agreement — Administration Agreement” above for a description of how the expenses reimbursable to our administrator are determined. The Expense Support and Conditional Reimbursement Agreement is intended to ensure that no portion of our distributions to shareholders will represent a return of capital for tax purposes. See Note 3 to our consolidated financial statements in our 2025 Annual Report, which is incorporated herein by reference, for additional information regarding the Expense Support and Conditional Reimbursement Agreement.

Conflicts may arise in allocating and structuring investments, time, services, expenses or resources among the investment activities of Ares funds, Ares, other Ares-affiliated entities and the employees of Ares. Certain of our executive officers and trustees, and members of the ASIF Investment Committee, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our investment adviser or its affiliates, including Ares Capital Corporation. These officers and trustees will devote such portion of their time to our affairs as is required for the performance of their duties, but they are not required to devote all their time to us. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our common shareholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Members of the ASIF Investment Committee may have significant responsibilities for other Ares funds. Similarly, although the professional staff of our investment adviser will devote as much time to the management of us as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among us, and investment vehicles managed by our investment adviser or one or more of its affiliates. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees are not devoted exclusively to our business but are instead allocated between our business and the management of these other investment vehicles.

Our investment adviser has adopted an investment allocation policy designed to ensure that all investment opportunities are allocated among its clients on a basis that over a period of time is fair and equitable to each client relative to other clients. Certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by us, and our executive officers, certain of our trustees and members of the ASIF Investment Committee also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage such Ares funds that have investment objectives similar to our investment objective. Consequently, we and these other entities may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser will, to the extent practicable, allocate investment opportunities on a basis that over time is fair and equitable, and in any event consistent with any fiduciary duties owed to us. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by other Ares funds and, if given such opportunity, may not be allowed to participate in such investments without the prior approval of our trustees who are not interested persons (as defined in the Investment Company Act) of us and, in some cases, the prior approval of the SEC. In addition, there may be conflicts in the allocation of investments among us and other Ares funds, including investments made pursuant to the Co-Investment Exemptive Order. Further, such other Ares funds may hold positions in portfolio companies in which we have also invested. Such investments may raise potential conflicts of interest between us and such other Ares funds, particularly if we and such other Ares funds invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by another Ares fund that are adverse to our interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company. See “Risk Factors — Risks Relating to Our Business and Structure - There are significant potential conflicts of interest that could impact our investment returns” in Part I, Item IA of our 2025 Annual Report, which is incorporated by reference herein.

Co-Investment Opportunities

As a BDC, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the Investment Company Act, such as our investment adviser and its affiliates.

We, our investment adviser and certain of our affiliates have received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with other affiliated entities. As required by the Co-Investment Exemptive Order, we have adopted, and our Board of Trustees has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Co-Investment Exemptive Order. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. As a result of investments permitted by the Co-Investment Exemptive Order, there could be significant overlap in our investment portfolio and the investment portfolio of affiliated Ares Management entities that can avail themselves of the Co-Investment Exemptive Order and that have an investment objective similar to ours. We may also otherwise co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our investment adviser’s allocation policy. Our Board of Trustees has established a co-investment committee, which is primarily responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the Co-Investment Exemptive Order.

Intermediary Manager Agreement

We are party to an intermediary manager agreement (the “Intermediary Manager Agreement”) with Ares Management Capital Markets LLC (“AMCM”), the intermediary manager, pursuant to which the intermediary manager agreed to, among other things, manage our relationships with third-party brokers engaged by the intermediary manager to participate in the distribution of Common Shares in our continuous offering, which we refer to as “participating brokers,” and financial advisors. The intermediary manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. Subject to FINRA limitations on underwriting compensation, we and, ultimately, certain classes of our common shareholders, pay shareholder servicing and/or distribution fees to the intermediary manager. See “Description of our Common Shares” for more information. Pursuant to the Intermediary Manager Agreement, we will indemnify the intermediary manager, its officers, directors and any person who controls the intermediary manager, in certain circumstances.

The intermediary manager is an affiliate of our investment adviser and will not make an independent review of us or our continuous offering. This relationship may create conflicts in connection with the intermediary manager’s due diligence obligations under the federal securities laws. Although the intermediary manager will examine the information in the prospectus for our continuous offering of Common Shares for accuracy and completeness, due to its affiliation with our investment adviser, no independent review of us will be made in connection with the distribution of our Common Shares in our continuous offering.

The intermediary manager is entitled to receive shareholder servicing and/or distribution fees monthly in arrears at an annual rate of 0.85% and 0.25% of the value of our net assets attributable to Class S shares and Class D shares, respectively, as of the beginning of the first calendar day of the month. No shareholder servicing and/or distribution fees are paid with respect to Class I shares. The shareholder servicing and/or distribution fees are payable to the intermediary manager, but the intermediary manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating broker-dealers. The shareholder servicing and/or distribution fees that were attributable to Class S shares and Class D shares for the year ended December 31, 2025 were approximately $9.5 million and $1.6 million, respectively.

Ares Management Capital Markets LLC

AMCM, an affiliate of the Fund, served as an initial purchaser in connection with certain of the Restricted Notes issued during the year ended December 31, 2025. Under the purchase agreements entered into by us in connection with such notes offerings, AMCM received an aggregate of approximately $0.8 million of underwriting and advisory fees during the year ended December 31, 2025. The underwriting and advisory fees AMCM received were on terms equivalent to those of other initial purchasers.

License Agreement

We have entered into a License Agreement with Ares Management LLC, the sole member of Ares Capital Management, pursuant to which we have been granted a non-exclusive, royalty-free license to use the name “Ares.” Under this agreement, we have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Ares” name.

Material Non-Public Information

Members of the ASIF Investment Committee and other employees of our investment adviser and its affiliates may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are pursuing an investment opportunity. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law, including, for example, the antifraud provisions of the federal securities laws.

Code of Conduct

As a BDC, we are subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. We have adopted procedures for the review, approval and monitoring of transactions that involve us and certain of our related persons. For example, we have a code of conduct that generally prohibits our executive officers or trustees from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the chairperson of the Board of Trustees or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Code of Ethics

We, Ares Capital Management and AMCM have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of the code of ethics, see “Available Information” below.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of           , 2026, information with respect to the beneficial ownership of our Common Shares by:

●	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;

●	each of our Trustees and named executive officers; and

●	all of our Trustees and officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise noted below, and based upon Schedule 13D, Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons, each person named in the following table has sole voting and investment power with respect to our Common Shares that they beneficially own. Each of the record holders of 5% or more of our Common Shares may be deemed not to beneficially own (or may be deemed to have disclaimed beneficial ownership of) some or all of their Common Shares to the extent they do not have voting and/or dispositive power over such Common Shares. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on             of our Common Shares outstanding as of           ,     .

The address for R. Kipp deVeer, Mitchell Goldstein, Jim Miller and Michael L. Smith is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other trustees and officers is c/o Ares Strategic Income Fund, 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067.

Shares Beneficially Owned
Name and Address	Number	Percentage(1)
Independent Trustees
Sandra R. Anceleitz		*
Ann Torre Bates		*
Steven B. McKeever		*
Eric B. Siegel		*
Interested Trustees
R. Kipp deVeer		*
Mitchell Goldstein		*
Michael L. Smith		*
Named Executive Officers Who Are Not Trustees
Scott C. Lem		*
Jim Miller		*
All Trustees and Officers as a Group (16 persons)(2)		*
5% Holders
Partners Capital Investment Group, LLP(3)

*	Represents less than 1%.

(1)	Based on common shares outstanding as of , .

(2)	Includes shares owned by officers of the Fund that are not “Named Executive Officers,” as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933 (“Regulation S-K”).

(3)	Based on a Schedule 13G/A filed with the SEC on February 14, 2025, Partners Capital Investment Group, LLP (“PCIG”) has the sole power to vote and dispose of 23,393,999 common shares. The principal business address of PCIG is 600 Atlantic Avenue 30th Floor, Boston, MA 02210.

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the Trustees as of           ,     . The Fund is not part of a “family of investment companies,” as the term is defined in the Investment Company Act.

Name and Address	Dollar Range of Equity Securities in Ares Strategic Income Fund(1)(2)
Independent Trustees
Sandra R. Anceleitz	None
Ann Torre Bates	Over $100,000
Steven B. McKeever	None
Eric B. Siegel	None
Interested Trustees
R. Kipp deVeer	None
Mitchell Goldstein	Over $100,000
Michael L. Smith	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DESCRIPTION OF OUR COMMON SHARES

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 391,205,684 shares were outstanding as of March 31, 2026, and an unlimited number of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our Common Shares will develop in the future. We do not intend for our Common Shares to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our Common Shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any common shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with our assets or our affairs by reason of being a shareholder.

 None of our Common Shares are subject to further calls or to assessments, sinking fund provisions, our obligations or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares and except in connection with a roll-up transaction (as described below), no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

		Amount	Amount
		Held	Outstanding
		by Fund	as of
	Amount	for its	March 31,
Title of Class	Authorized	Account	2026
Class S	Unlimited	-	48,755,098
Class D	Unlimited	-	31,428,835
Class I	Unlimited	-	311,021,751

Common Shares

Under the terms of our Declaration of Trust, all of our Common Shares have equal rights as to voting and at the time of issuance, are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available therefore. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal or state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of shares of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares is entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares possess exclusive voting power. There is no cumulative voting in the election of Trustees. Each Trustee will be elected by a majority of the votes cast with respect to such Trustee’s election. Pursuant to our Declaration of Trust, our Board of Trustees may amend the bylaws to alter the vote required to elect trustees.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if Class S shares are purchased from certain selling agents, they may directly charge transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares.

We pay the intermediary manager selling commissions over time as shareholder servicing and/or distribution fees with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The intermediary manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class S shares are available through brokerage and transactional-based accounts.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if Class D shares are purchased from certain selling agents, they may directly charge transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to a 2.0% cap on NAV for Class D shares.

We pay the intermediary manager selling commissions over time as shareholder servicing and/or distribution fees with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The intermediary manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating broker-dealers, (4) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker-dealer, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an applicable filing related to offering such shares with the SEC.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares, however, if Class I shares are purchased from certain selling agents, they may directly charge transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to a 2.0% cap on NAV for Class I shares.

Class I shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by institutional accounts as defined by FINRA Rule 4512(c), (3) through bank-sponsored collective trusts and bank-sponsored common trusts, (4) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (5) through certain financial intermediaries that are not otherwise registered with or as a broker-dealer and that direct clients to trade with a broker-dealer that offers Class I shares, (6) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker-dealer, whose broker-dealer does not receive any compensation from us or from the intermediary manager, (7) by our officers and Trustees and their immediate family members, as well as officers and employees of Ares and their immediate family members, (8) through transaction or brokerage platforms at participating broker-dealers and their affiliates, including by such broker-dealers’ officers, directors, employees and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, (9) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers, and (10) by any other categories of purchasers that we name in an applicable filing related to offering such shares with the SEC. In certain cases, where a holder of Class S shares or Class D shares exits a relationship with a participating broker for our public offering and does not enter into a new relationship with a participating broker for such offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Exchange of Common Shares Between Classes

A shareholder may be permitted to exchange Common Shares between classes of our shares, provided that, among other things: (1) the shareholder’s aggregate investment would have met the minimum initial investment requirements in the applicable class at the time of purchase and continues to meet those requirements; (2) the Common Shares are otherwise available for offer and sale; and (3) the investment meets all other requirements for investing in the applicable class. When an individual shareholder cannot meet the minimum initial investment requirements of the applicable class, exchanges of Common Shares from one class to the applicable class may be permitted if such shareholder’s investment is made by an intermediary that has discretion over the account and has invested other clients’ assets in us, which when aggregated together with such investor’s investment, meet the minimum initial investment requirements for the applicable class. Investors will not be charged any fees by us for such exchanges. Ongoing fees and expenses incurred by a given class will differ from those of other share classes, and an investor receiving new Common Shares in an exchange may be subject to lower total expenses charged by us following such exchange. Exchange transactions will be effected only into an identically registered account. While exchange transactions will generally not be treated as a redemption for federal income tax purposes, investors are urged to consult their tax advisors as to the U.S. federal, state, local and non-U.S. tax consequences of an exchange. We also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Assuming the exchange meets the eligibility requirements of the class into which such shareholder seeks to exchange and we have received proper instruction from the financial intermediary to effect such exchange and consents to such exchange, (i) a financial intermediary may, in its discretion, determine to exchange a shareholder’s Common Shares at such shareholder’s request and (ii) in certain cases, where a holder of Class S shares or Class D shares is no longer eligible to hold such class of shares based on the shareholder’s arrangements with its financial intermediary, (a) such holder’s Class S shares may be exchanged into an equivalent net asset value amount of Class D shares or Class I shares and (b) such holder’s Class D shares may be exchanged into an equivalent net asset value amount of Class I shares.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fees on Class S shares and Class D shares on the earlier to occur of the following (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of our continuous public offering on which, in the aggregate, underwriting compensation from all sources in connection with such offering, including selling commissions, the shareholder servicing and/or distribution fees and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the intermediary manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to shares held in a common shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the intermediary manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fees on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such common shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such common shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S shares or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

We do not currently have any preferred shares outstanding. Under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the Investment Company Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. If we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to our investment adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the Investment Company Act require the affirmative vote of the holders of at least a majority of the outstanding preferred shares (as determined in accordance with the Investment Company Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the Investment Company Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer, employee, controlling persons or agent of the Fund or the investment adviser or its controlling persons and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund, or our investment adviser or its controlling persons, and at our request, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee, as the case may be, and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Indemnitee determines in good faith that the course of conduct that caused the loss or liability was in our best interest, (ii) the Indemnitee was acting on behalf of or performing services for us, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund or investment adviser or its controlling persons, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of our assets and not from the shareholders.

In addition, the Declaration of Trust permits us to advance reasonable expenses to an Indemnitee or an affiliate of our investment adviser who is not otherwise an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in their capacity as such, a court of competent jurisdiction approves such advancement and (c) upon our receipt of (i) a written affirmation by such person of their good faith belief that they have met the standard of conduct necessary for indemnification by us and (ii) a written undertaking by them or on their behalf to repay the amount paid or reimbursed by us, together with the applicable legal rate of interest thereon, if it is ultimately determined by final, non-appealable decision of a court of competent jurisdiction, that the Indemnitee is not entitled to indemnification.

In addition to the indemnification provided for in our Declaration of Trust, we have entered into indemnification agreements with each of our current Trustees and certain of our officers and with members of the ASIF Investment Committee and we intend to enter into indemnification agreements with each of our future Trustees, members of our ASIF Investment Committee and certain of our officers. The indemnification agreements attempt to provide these Trustees, officers and other persons the maximum indemnification permitted under Delaware law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of their status as a present or former Trustee or officer or member of the ASIF Investment Committee in any action or proceeding arising out of the performance of such person’s services as a present or former Trustee or officer or member of the ASIF Investment Committee.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on March 15, 2022, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our Common Shares on any securities exchange, if any class of our Common Shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we may not purchase or lease assets in which our investment adviser or any of its affiliates have an interest unless, as provided by the Omnibus Guidelines, all of the following conditions are met: (a) the transaction occurred at the formation of the Fund and is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, our investment adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to our investment adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to our investment adviser apart from compensation otherwise permitted by the Omnibus Guidelines.

Sales and Leases to our Investment Adviser, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to our investment adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we may not lease assets to our investment adviser, any trustee or any affiliate thereof unless, as provided by the Omnibus Guidelines all of the following conditions are met: (a) the transaction occurred at the formation of the Fund and is fully disclosed to the shareholders either in a prospectus or a periodic report filed with the SEC or otherwise; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that we may not loan money to our investment adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to our investment adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by our investment adviser, our investment adviser may not receive interest in excess of the lesser of our investment adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. Our investment adviser may not impose a prepayment charge or penalty in connection with such financing and our investment adviser may not receive points or other financing charges. In addition, our investment adviser is prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than three. Except as otherwise required by applicable requirements of the Investment Company Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected by our shareholders and qualified, or until his or her earlier resignation, removal from office, death or incapacity, subject to any applicable requirements of the Investment Company Act. Independent Trustees will nominate replacements for any vacancies among the independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed (i) for cause by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons (as defined in the Investment Company Act) of us); or (ii) with or without cause upon a vote by the holders of more than 50% of the outstanding shares entitled to vote.

We have a total of seven members of our Board of Trustees, four of whom are independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be independent Trustees except for a period of up to 60 days after the death, removal or resignation of an independent Trustee pending the election of their successor. Each Trustee will serve an initial term that will expire at the annual meeting of shareholders held in 2026, and following such initial term, at the annual meeting of shareholders each third year thereafter. Each Trustee’s term will extend until his or her successor is duly elected by our shareholders or qualified. Each Trustee may be reelected to an unlimited number of succeeding terms successor is duly elected by our shareholders or qualified. While we do not intend to list our Common Shares on any securities exchange, if any class of our Common Shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each.

Action by Shareholders

Our bylaws provide that unless otherwise provided in the Declaration of Trust, each outstanding share owned of record on the applicable record date, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Under our bylaws, we are required to hold an annual meeting of shareholders each year. Special meetings may be called by a majority of the independent Trustees and our chief executive officer (or one of our co-chief executive officers, as the case may be), and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Fund to act on any matter that may properly be considered at a meeting of shareholders upon the written request of shareholders entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting. At any meeting of shareholders, the presence in person or by proxy of shareholders of the Fund holding 50% of our outstanding shares will constitute a quorum, except with respect to any matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of shares, in which case the presence in person or by proxy of holders representing 50% of the outstanding shares of such class will constitute a quorum.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

Our Declaration of Trust also provides that, subject to the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or our investment adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

●	modify the Declaration of Trust;

●	remove our investment adviser or appoint a new investment adviser;

●	remove any Trustee with or without cause;

●	dissolve the Fund; or

sell all or substantially all of our assets other than in the ordinary course of business. The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our investment adviser and Board of Trustees, as applicable, may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

●	modify our Declaration of Trust except for amendments which do not materially alter or change the powers, preferences, or special rights of our shares so as to affect them adversely;

●	voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially alter or change powers, preferences or special rights of our shares so as to affect them adversely;

●	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of our investment advisory and management agreement and applicable law);

●	sell all or substantially all of our assets other than in the ordinary course of business; or

●	cause the merger or similar reorganization of the Fund.

Additionally, the investment adviser may not amend the investment advisory and management agreement except for amendments which do not materially alter or change the powers, preferences, or special rights of our Common Shares so as to affect them adversely.

Amendment of the Declaration of Trust and Bylaws

Except for amendments to our Declaration of Trust which materially alter or change the powers, preferences, or special rights of our Common Shares so as to affect them adversely, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our common shareholders. Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

Actions by the Board of Trustees Related to Merger, Conversion, Reorganization or Dissolution

We may, following the receipt of any applicable approval of holders of our outstanding shares pursuant to our Declaration of Trust, cause our investment adviser to, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a BDC under the Investment Company Act. We will not permit our investment adviser or our Board of Trustees to cause the merger or other reorganization of the Fund without the affirmative vote by the holders of more than 50% of our outstanding shares entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of the holders of our outstanding Common Shares, unless such shareholder approval is required in connection with the sale of all or substantially all of our assets. In such case, the Fund may be dissolved upon the affirmative vote by the holders of more than 50% of our outstanding shares entitled to vote on the matter.

Unless otherwise expressly provided in our Declaration of Trust, in the event of any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of all classes of Common Shares shall be entitled, after payment or provision for payment of our debts and other liabilities (as such liability may affect one or more of the classes of Common Shares), to share ratably in our remaining net assets.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund.

In addition to the requirements set forth in Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq. (as may be amended from time to time, the “Delaware Statutory Trust Statute”), a shareholder may bring a derivative action on our behalf only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and, except for claims arising under federal or state securities laws, may require an undertaking by the shareholders making such request to reimburse us for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. Clause (i), above, does not apply to claims arising under federal or state securities laws. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand.

Direct Actions

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may only bring a direct action against us or our Trustees if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request. Clause (i) of this paragraph shall not apply to claims arising under federal or state securities laws.

Exclusive Delaware Jurisdiction

Each Trustee, each officer, each shareholder and each other person legally or beneficially owning a share or an interest in a share of the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to us, the Delaware Statutory Trust Statute, the Declaration of Trust, or the bylaws or asserting a claim governed by the internal affairs (or similar) doctrine (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust or bylaws, (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to us, to the shareholders or each other, (C) the rights or powers of, or restrictions on, us, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to us pursuant to Section 3809 of the Delaware Statutory Trust Statute, (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute, the Declaration of Trust or the bylaws relating in any way to us or (F) the federal securities laws of the United States, including, without limitation, the Investment Company Act, or the securities or antifraud laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. The limitations set forth in this paragraph do not apply to claims arising under federal or state securities laws or the rules and regulations thereunder.

Determinations by Our Board of Trustees

Our Declaration of Trust contains a provision that codifies the authority of our Board of Trustees to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our Board of Trustees (consistent with our Declaration of Trust) is final, conclusive, and binding upon us and our shareholders. This provision does not alter the duties our Board of Trustees owes to us or our shareholders pursuant to our Declaration of Trust and under Delaware law. Further, it would not restrict the ability of a shareholder to challenge an action by our Board of Trustees which was taken in a manner that is inconsistent with our Declaration of Trust or the Board of Trustees’ duties under Delaware law or which did not comply with the requirements of the provision.

Construction and Governing Law

Our Declaration of Trust provides that the Declaration of Trust and the bylaws, and the rights and obligations of the Trustees and shareholders, shall be governed by and construed and enforced in accordance with the Delaware Statutory Trust Statute and the laws of the State of Delaware. Under the terms of our Declaration of Trust, to the fullest extent permitted by law, our shareholders and the Board of Trustees will be deemed to have waived any non-mandatory rights of beneficial owners or trustees under the Delaware Statutory Trust Statute or general trust law, and we, our shareholders, and the Trustees (including the Delaware Trustee) shall not be subject to any applicable provisions of law pertaining to trusts that, in a manner inconsistent with the express terms of our Declaration of Trust or bylaws, relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust,(iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of Trustees as set forth or referenced in our Declaration of Trust.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. In connection with a roll-up transaction, our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal or a fairness opinion with respect to the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal and such fairness opinion will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

●	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or one of the following:

●	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

●	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

●	which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our Declaration of Trust, including rights with respect to the election and removal of trustees, annual and special meetings, amendments to our Declaration of Trust and our dissolution;

●	which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

●	in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our Declaration of Trust; or

●	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction;

Access to Records

Any common shareholder is and will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our common shareholders, along with the number of Common Shares held by each of them, is maintained as part of our books and records and will be available for inspection by any common shareholder or the shareholder’s designated agent at our office. The shareholder list is updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any common shareholder who requests the list within ten days of our receipt of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication.

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute or make available by any reasonable means our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute or make available by any reasonable means our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to our investment adviser. These reports will also be available on our website at https://www.areswms.com/solutions/asif/ and on the SEC’s website at www.sec.gov. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Subject to availability, a shareholder may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on their subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless a shareholder elects in writing to receive documents electronically, all documents will be provided in paper form by mail. A shareholder must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will also be available on our website. A shareholder may access and print all documents provided through this service. As documents become available, we will notify shareholders of this by sending an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact such shareholders to obtain an updated e-mail address. If we are unable to obtain a valid e-mail address for such shareholders, we will resume sending a paper copy by regular U.S. mail to their address of record. A shareholder may revoke their consent for electronic delivery at any time and we will resume sending such shareholders a paper copy of all required documents. However, in order for us to be properly notified, a revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide a shareholder with paper copies at any time upon request. Such request will not constitute revocation of a shareholder’s consent to receive required documents electronically.

Conflict with the Investment Company Act

Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making activities or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker- dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the Securities Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will not reinvest cash distributions declared by the Board of Trustees on behalf of our common shareholders unless such shareholders elect for their shares to be automatically reinvested. As a result, if the Board of Trustees authorizes, and we declare, a cash distribution, then our common shareholders who have opted into our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash distribution. In order to opt into having his, her or its cash distribution automatically reinvested in our Common Shares, shareholders can complete and execute an enrollment form or any distribution authorization form as may be available from the Fund or SS&C Technologies, Inc. (the “Plan administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be issued under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received in writing by the Plan administrator no later than the record date fixed by the Board of Trustees for distribution to shareholders to be effective for such distribution. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full and such full tender is accepted by the Fund, such shareholder’s participation in the Plan will be automatically terminated as of the expiration of the applicable tender offer and any distributions due to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If a shareholder elects to opt into the distribution reinvestment plan, any distributions we declare will be automatically reinvested in our Common Shares. There will be no selling commissions or intermediary manager fees charged to a shareholder if they participate in the distribution reinvestment plan. We will pay the Plan administrator fees under the distribution reinvestment plan. However, all shareholders, including those who opt out of the distribution reinvestment plan, will indirectly bear such Plan administrator fees. If a shareholder’s Common Shares are held by a broker or other financial intermediary, such shareholder may change their election by notifying their broker or other financial intermediary of such election.

The reinvestment of distributions does not relieve a participant in the Distribution Reinvestment Plan of any income tax liability that may be payable on the distributions. Prospective investors are urged to consult their tax advisors with respect to the tax consequences of the Distribution Reinvestment Plan.

Additionally, distributions reinvested in Common Shares increase the Fund’s gross assets on which the base management fee and inventive fee are payable to the investment adviser.

Any issuances of our Common Shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares issued under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our Common Shares offered pursuant to our continuous public offering.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our 2025 Annual Report, for more information.

REGULATION

The information in “Business — Regulation as a BDC” in Part I, Item 1 of our 2025 Annual Report is incorporated herein by reference.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank Trust Company, National Association. The address of the custodian is 60 Livingston Avenue, Saint Paul, Minnesota 55107. SS&C GIDS, Inc. acts as the transfer agent, dividend paying agent and registrar for our Common Shares. The principal business address of the transfer agent is 801 Pennsylvania Avenue, Suite 219270, Kansas City, Missouri 64105-1307.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer is not expected to constitute a taxable exchange for U.S. federal income tax purposes. Provided the exchange does not constitute a taxable exchange for U.S. federal income tax purposes:

●	you will not recognize taxable gain or loss as a result of such exchange;

●	the holding period of the Exchange Notes you will receive will include the holding period of the notes exchanged; and

●	the adjusted tax basis of the Exchange Notes you will receive will be the same as the adjusted tax basis of the notes you exchange determined immediately before the registered exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes are urged to consult their tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

For additional information see “Risk Factors” in Part 1, Item 1A of our 2025 Annual Report, which is incorporated herein by reference.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Trustees, if any, our investment adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 550 South Hope Street, Suite 1500, Los Angeles, California 90071, is the independent registered public accounting firm of the Fund.

The audited consolidated financial statements and the senior securities table of the Fund incorporated by reference in this prospectus have been so incorporated by reference in reliance on the reports of KPMG LLP, an independent registered public accounting firm whose reports thereon are incorporated by reference elsewhere in this prospectus, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters regarding the Exchange Notes have been passed upon for the Fund by Richards, Layton & Finger, P.A., Wilmington, Delaware and Eversheds Sutherland (US) LLP, Washington, D.C. Kirkland & Ellis LLP, Los Angeles, California and New York, New York, acts as counsel to the Fund.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-14, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at 866-324-7348, by sending an e-mail to us at wmsoperations@aresmgmt.com or on our website at https://www.areswms.com/solutions/asif/. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this prospectus. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. In addition, each of our and our investment adviser’s code of ethics is also available on the EDGAR Database http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document.

We incorporate by reference into this prospectus our filings listed below; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

●	our 2025 Annual Report (File No. 814-01512);

●	those portions of our Definitive Proxy Statement on Schedule 14A for our 2026 Annual Meeting of Shareholders, filed with the SEC on April 3, 2026 (File No. 814-01512), that are incorporated by reference in our 2025 Annual Report; and

●	our Current Reports on Form 8-K (File Nos. 814-01512) (other than information furnished rather than filed) filed with the SEC on January 8, 2026, January 21, 2026, January 22, 2026, January 29, 2026, February 4, 2026, February 11, 2026, February 19, 2026, March 23, 2026 and April 21, 2026.

See “Available Information” above for information on how to obtain a copy of these filings.

Ares Strategic Income Fund

Offer to Exchange

$600,000,000 aggregate principal amount of 5.450% Notes due 2028

$600,000,000 aggregate principal amount of 4.850% Notes due 2029

$500,000,000 aggregate principal amount of 5.800% Notes due 2030

$500,000,000 aggregate principal amount of 5.150% Notes due 2031

$700,000,000 aggregate principal amount of 5.550% Notes due 2031

For

$600,000,000 aggregate principal amount of 5.450% Notes due 2028

$600,000,000 aggregate principal amount of 4.850% Notes due 2029

$500,000,000 aggregate principal amount of 5.800% Notes due 2030

$500,000,000 aggregate principal amount of 5.150% Notes due 2031

$700,000,000 aggregate principal amount of 5.550% Notes due 2031

Registered under the Securities Act of 1933, as amended

PRELIMINARY PROSPECTUS

We have not authorized anyone to provide any information other than that contained in this prospectus or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information others may give you. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

,

PART C

Other Information

Item 15.	Indemnification

 Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our common shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the Investment Company Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer, employee, controlling person or agent of the Fund or the investment adviser or its controlling persons and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund, or our investment adviser or its controlling persons, and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee, as the case may be, and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Indemnitee determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund or investment adviser or its controlling persons, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee or an affiliate of our investment adviser who is not otherwise an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in their capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by such person of their good faith belief that they have met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by them or on their behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

In addition to the indemnification provided for in our Declaration of Trust, we have entered into indemnification agreements with each of our current Trustees and certain of our officers and with members of the ASIF Investment Committee and we intend to enter into indemnification agreements with each of our future Trustees, members of our ASIF Investment Committee and certain of our officers. The indemnification agreements attempt to provide these Trustees, officers and other persons the maximum indemnification permitted under Delaware law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of their status as a present or former Trustee or officer or member of the ASIF Investment Committee in any action or proceeding arising out of the performance of such person’s services as a present or former Trustee or officer or member of the ASIF Investment Committee.

Part C-1

Further, the investment advisory and management agreement and administration agreement provide that our investment adviser and administrator will not be liable to the Fund for any action taken or omitted to be taken by our investment adviser or administrator in connection with the performance of any of their duties or obligations under the investment advisory and management agreement and administration agreement or otherwise as investment adviser or administrator, respectively. Each of the investment advisory and management agreement and the administration agreement provide that the Indemnified Parties will be entitled to indemnification from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of our investment adviser’s services under the investment advisory and management agreement and our administrator’s services under the administration agreement or otherwise as investment adviser or administrator for us. Notwithstanding the preceding sentence, nothing contained in (a) the investment advisory and management agreement will protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of any indemnified party’s duties under the investment advisory and management agreement or by reason of the reckless disregard of our investment adviser’s duties under the investment advisory and management agreement, or (b) the administration agreement will protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of our administrator’s duties, or by reason of the reckless disregard of our administrator’s duties and obligations under the administration agreement (in each of cases (a) and (b), to the extent applicable, as the same will be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). In addition, notwithstanding anything in the investment advisory and management agreement and the administration agreement to the contrary, nothing in such agreements will protect or be deemed to protect our investment adviser or its controlling persons or the administrator, as the case may be, against, or entitle or be deemed to entitle the investment adviser or its controlling persons or the administrator, as the case may be to, indemnification in respect of, any liability to the Fund or its security holders to which the investment adviser or its controlling persons or administrator, as the case may be, would otherwise be subject by reason of negligence or misconduct in the performance of the investment adviser’s and/or its controlling persons’ or administrator’s, as the case may be, duties.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Fund has obtained liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office) on a claims-made basis.

Part C-2

Item 16.	Exhibits

(1)	Fourth Amended and Restated Declaration of Trust (incorporated by reference to Exhibit 3.1 to the Fund’s Current Report on Form 8-K, filed on May 25, 2023).

(2)	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Fund’s Current Report on Form 8-K, filed on May 25, 2023).

(5)(a)	Indenture, dated as of June 5, 2024, by and between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Fund’s Current Report on Form 8- K, filed on June 5, 2024).

(5)(b)	First Supplemental Indenture, dated as of June 5, 2024, relating to the 6.350% Notes due 2029, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on June 5, 2024).

(5)(c)	Form of 6.350% Notes due 2029 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on June 5, 2024).

(5)(d)	Second Supplemental Indenture, dated as of October 2, 2024, relating to the 5.600% Notes due 2029, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Fund’s Current Report on Form 8-K, filed on October 2, 2024).

(5)(e)	Form of 5.600% Notes due 2029 (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on October 2, 2024).

(5)(f)	Third Supplemental Indenture, dated as of November 21, 2024, relating to the 5.700% Notes due 2028, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Fund’s Current Report on Form 8-K, filed on November 21, 2024).

(5)(g)	Form of 5.700% Notes due 2028 (incorporated by reference to Exhibit 4.1 to the Fund’s Current Report on Form 8-K, filed on November 21, 2024).

(5)(h)	Fourth Supplemental Indenture, dated as of January 21, 2025, relating to the 6.200% Notes due 2032, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on January 21, 2025)

(5)(i)	Form of 6.200% Notes due 2032 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on January 21, 2025).

(5)(j)	Fifth Supplemental Indenture, dated as of June 9, 2025, relating to the 5.450% Notes due 2028, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on June 9, 2025).

(5)(k)	Form of 5.450% Notes due 2028 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on June 9, 2025).

(5)(l)	Sixth Supplemental Indenture, dated as of June 9, 2025, relating to the 5.800% Notes due 2030, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on June 9, 2025).

(5)(m)	Form of 5.800% Notes due 2030 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on June 9, 2025).

(5)(n)	Seventh Supplemental Indenture, dated as of September 15, 2025 relating to the 4.850% Notes due 2029, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on September 15, 2025).

(5)(o)	Form of 4.850% Notes due 2029 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on September 15, 2025).

(5)(p)	Eighth Supplemental Indenture, dated as of September 15, 2025 relating to the 5.150% Notes due 2031, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on September 15, 2025).

(5)(q)	Form of 5.150% Notes due 2031 (incorporated by reference to Exhibit 4.5 to the Fund’s Current Report on Form 8-K, filed on September 15, 2025).

Part C-3

(5)(r)	Ninth Supplemental Indenture, dated as of January 29, 2026 relating to the 5.550% Notes due 2031, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on January 29, 2026).

(5)(s)	Form of 5.550% Notes due 2031 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on January 29, 2026).

(5)(t)	Registration Rights Agreement, dated as of June 9, 2025, relating to the 5.450% Notes due 2028, by and between Ares Strategic Income Fund and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 4.6 to the Fund’s Current Report on Form 8-K, filed on June 9, 2025).

(5)(u)	Registration Rights Agreement, dated as of June 9, 2025, relating to the 5.800% Notes due 2030, by and between Ares Strategic Income Fund and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 4.7 to the Fund’s Current Report on Form 8-K, filed on June 9, 2025).

(5)(v)	Registration Rights Agreement, dated as of September 15, 2025, relating to the 4.850% Notes due 2029, by and between Ares Strategic Income Fund and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 4.6 to the Fund’s Current Report on Form 8-K, filed on September 15, 2025).

5(w)	Registration Rights Agreement, dated as of September 15, 2025, relating to the 5.150% Notes due 2031, by and between Ares Strategic Income Fund and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 4.7 to the Fund’s Current Report on Form 8-K, filed on September 15, 2025).

(5)(x)	Registration Rights Agreement, dated as of January 29, 2026, relating to the 5.550% Notes due 2031 by and among Ares Strategic Income Fund and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 4.4 to the Fund's Current Report of Form 8-K, filed on January 29, 2026).

(5)(y)	Indenture, dated as of November 14, 2024, by and between Ares Direct Lending CLO 3 LLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Fund’s Current Report on Form 8-K, filed on November 20, 2024).

(5)(z)	Form of Class A-1 Senior Floating Rate Notes due 2037 (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on November 20, 2024).

(5)(aa)	Form of Class A-2 Senior Floating Rate Notes due 2037 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on November 20, 2024).

(5)(bb)	Form of Class B Senior Floating Rate Notes due 2037 (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on November 20, 2024).

(5)(cc)	Form of Subordinated Notes due 2037 (incorporated by reference to Exhibit 4.5 to the Fund’s Current Report on Form 8-K, filed on November 20, 2024).

(5)(dd)	Indenture and Security Agreement, dated as of April 10, 2025, by and between Ares Direct Lending CLO 5 LLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Fund’s Current Report on Form 8-K, filed on April 14, 2025).

(5)(ee)	Form of Class A-1 Senior Floating Rate Notes due 2038 (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on April 14, 2025).

(5)(ff)	Form of Class A-2 Senior Floating Rate Notes due 2038 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on April 14, 2025).

(5)(gg)	Form of Class B Senior Floating Rate Notes due 2038 (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on April 14, 2025).

(5)(hh)	Form of Subordinated Notes due 2038 (incorporated by reference to Exhibit 4.5 to the Fund’s Current Report on Form 8-K, filed on April 14, 2025).

(5)(ii)	Indenture and Security Agreement, dated as of December 18, 2025, by and between Ares Direct Lending CLO 8 LLC, as issuer, and U.S. Bank Trust Company, National Association, as collateral trustee (incorporated by reference to Exhibit 4.1 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025).

(5)(jj)	Form of Class A-1 Senior Floating Rate Notes due 2039 (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025).

Part C-4

(5)(kk)	Form of Class A-2 Senior Floating Rate Notes due 2039 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025).

(5)(ll)	Form of Class B Senior Floating Rate Notes due 2039 (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025).

(5)(mm)	Form of Class C Senior Floating Rate Notes due 2039 (incorporated by reference to Exhibit 4.5 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025).

(5)(nn)	Form of Subordinated Notes due 2039 (incorporated by reference to Exhibit 4.6 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025).

(6)(a)	Third Amended and Restated Investment Advisory and Management Agreement (incorporated by reference to Exhibit 10.3 to the Fund’s Annual Report on Form 10-K, filed on March 9, 2026).

(7)(a)	Amended and Restated Intermediary Manager Agreement (incorporated by reference to Exhibit (h)(3) to the Fund’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-2 (File No. 333-286709), filed on December 22, 2025).

(7)(b)	Form of Selected Intermediary Agreement (Included as Exhibit A to the Amended and Restated Intermediary Manager Agreement) (incorporated by reference to Exhibit (h)(4) to the Fund’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-2 (File No. 333-286709), filed on December 22, 2025).

(7)(c)	Amended and Restated Distribution and Shareholder Servicing Plan (incorporated by reference to Exhibit (h)(6) to the Fund’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-2 (File No. 333-286709), filed on December 22, 2025).

(9)(a)	Custody Agreement (incorporated by reference to Exhibit (j)(1) to the Fund’s Pre-Effective Registration Statement on Form N-2 (File No. 333-264145), filed on December 2, 2022).

(9)(b)	Document Custody Agreement (incorporated by reference to Exhibit (j)(2) to the Fund’s Pre-Effective Registration Statement on Form N-2 (File No. 333-264145), filed on December 2, 2022).

(11)(a)	Opinion of Richards, Layton & Finger, P.A. *

(11)(b)	Opinion of Kirkland and Ellis. *

(12)	Opinion and Consent of Kirkland and Ellis LLP supporting tax matters and consequences to Noteholders discussed in the prospectus. *

(13)(a)	Second Amended and Restated Administration Agreement (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on September 12, 2024).

(13)(b)	Third Amended and Restated Multiple Class Plan (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 10-Q, filed on August 13, 2024).

(13)(c)	Distribution Reinvestment Plan (incorporated by reference to Exhibit (e) to the Fund’s Pre-Effective Registration Statement on Form N-2 (File No. 333-264145), filed on December 2, 2022).

Part C-5

(13)(d)	Transfer Agency Services Agreement (incorporated by reference to Exhibit (k)(2) to the Fund’s Pre-Effective Registration Statement on Form N-2 (File No. 333-264145), filed on December 2, 2022).

(13)(e)	Expense Support and Conditional Reimbursement Agreement by and among the Registrant and Adviser (incorporated by reference to Exhibit (k)(3) to the Fund’s Pre-Effective Registration Statement on Form N-2 (File No. 333-264145), filed on December 2, 2022).

(13)(f)	Form of Indemnification Agreement by and between the Registrant and each of its Trustees and certain of its officers (incorporated by reference to Exhibit (k)(4) to the Fund’s Pre-Effective Registration Statement on Form N-2 (File No. 333-264145), filed on December 2, 2022).

(13)(g)	Form of Indemnification Agreement by and between the Registrant and members of the Investment Committee of the Adviser (incorporated by reference to Exhibit (k)(5) to the Fund’s Pre-Effective Registration Statement on Form N-2 (File No. 333-264145), filed on December 2, 2022).

(13)(h)	Second Amended and Restated Senior Secured Credit Agreement, dated as of April 15, 2025, by and among Ares Strategic Income Fund, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on April 21, 2025).

(13)(i)	Loan and Servicing Agreement, dated as of July 26, 2023, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as equityholder and servicer, the lenders from time to time parties thereto, Société Général, as agent, the collateral agent and collateral administrator party, and the document custodian party (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on August 1, 2023).

(13)(j)	Amendment No. 1 to the Loan and Servicing Agreement, dated as of December 19, 2023, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as equityholder and servicer, the lenders from time to time parties thereto, Société Générale, as agent and swingline lender, the collateral agent and collateral administrator party, and the document custodian party (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on December 22, 2023).

(13)(k)	Amendment No. 2 to the Loan and Servicing Agreement, dated as of February 9, 2024, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as equityholder and servicer, the lenders from time to time parties thereto, Société Générale, as agent and swingline lender, the collateral agent and collateral administrator party, and the document custodian party (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on February 13, 2024)

(13)(l)	Amendment No. 3 to the Loan and Servicing Agreement, dated as of February 27, 2024, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as equityholder and servicer, the lenders from time to time party thereto, Société Générale, as agent and swingline lender, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as document custodian (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on March 4, 2024).

(13)(m)	Omnibus Amendment to Transaction Documents, dated as of August 28, 2024, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as servicer, the lenders from time to time party thereto, and Société Générale, as agent and swingline lender (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on August 30, 2024).

(13)(n)	Amendment No. 5 to the Loan and Servicing Agreement, dated as of February 21, 2025, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as equityholder and servicer, the lenders from time to time party thereto, Société Générale, as agent and swingline lender, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as document custodian (incorporated by reference to Exhibit 10.21 to the Fund’s Annual Report on Form 10-K, filed on March 10, 2025).

(13)(o)	Amendment No. 6 to Loan and Servicing Agreement, dated as of August 1, 2025, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as servicer, the lenders from time to time party thereto, and Société Générale, as agent and swingline lender (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on August 6, 2025).

Part C-6

(13)(p)	Amendment No. 7 to Loan and Servicing Agreement, dated as of December 5, 2025, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as servicer, the lenders from time to time party thereto, and Société Générale, as agent and swingline lender (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on December 8, 2025).

(13)(q)	Amendment No. 8 to Loan and Servicing Agreement, dated as of February 6, 2026, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as servicer, the lenders from time to time party thereto, Société Générale, as agent and swingline lender, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as document custodian (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on February 11, 2026).

(13)(r)	Credit Agreement, dated as of March 1, 2024, among ASIF Funding II, LLC, as borrower, Ares Strategic Income Fund, as parent and servicer, the lenders from time to time party thereto, The Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as custodian and document custodian (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on March 6, 2024).

(13)(s)	Amendment No. 1 to Credit Agreement, dated as of August 2, 2024, among ASIF Funding II, LLC, as borrower, Ares Strategic Income Fund, as parent and servicer, the lenders from time to time party thereto, The Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as custodian and document custodian (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on August 7, 2024).

(13)(t)	Amendment No. 2 to Credit Agreement, dated as of August 29, 2024, among ASIF Funding II, LLC, as borrower, Ares Strategic Income Fund, as parent and servicer, the lenders from time to time party thereto, The Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as custodian and document custodian (incorporated by reference to Exhibit 10.5 to the Fund’s Quarterly Report on Form 10-Q, filed on November 8, 2024).

(13)(u)	Amendment No. 3 to Credit Agreement, dated as of October 4, 2024, among ASIF Funding II, LLC, as borrower, Ares Strategic Income Fund, as parent and servicer, the lenders from time to time party thereto, The Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as custodian and document custodian (incorporated by reference to Exhibit 10.6 to the Fund’s Quarterly Report on Form 10-Q, filed on November 8, 2024).

(13)(v)	Amendment No. 4 to Credit Agreement, dated as of April 8, 2025, among ASIF Funding II, LLC, as borrower, Ares Strategic Income Fund, as parent and servicer and The Bank of Nova Scotia, as administrative agent and revolving lender (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on April 14, 2025).

Amendment No. 5 to Credit Agreement, dated as of May 21, 2025, among ASIF Funding II, LLC, as borrower, Ares Strategic Income Fund, as parent and servicer and The Bank of Nova Scotia, as administrative agent and revolving lender (incorporated by reference to Exhibit 10.31 to the Fund’s Annual Report on Form 10-K, filed on March 9, 2026).

Amendment No. 6 to Credit Agreement, dated as of January 29, 2026, among ASIF Funding II, LLC, as borrower, Ares Strategic Income Fund, as parent and servicer and The Bank of Nova Scotia, as administrative agent and revolving lender (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on February 4, 2026).

(13)(v)	Contribution Agreement, dated as of March 1, 2024, among Ares Strategic Income Fund, as transferor, and ASIF Funding II, LLC, as transferee (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on March 6, 2024).

(13)(w)	Commitment Increase Agreement, dated as of October 25, 2024, among Ares Strategic Income Fund, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.7 in the Fund’s Quarterly Report on Form 10-Q, filed on November 8, 2024).

(13)(x)	Trademark License Agreement (incorporated by reference to Exhibit 10.24 to the Fund’s Annual Report on Form 10-K, filed on March 14, 2024).

(13)(y)	Collateral Administration Agreement, dated as of November 14, 2024, by and between Ares Direct Lending CLO 3 LLC, as issuer, Ares Capital Management LLC, as asset manager, and U.S. Bank Trust Company, National Association as collateral administrator (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on November 20, 2024).

(13)(z)	Asset Management Agreement, dated as of November 14, 2024, by and between Ares Direct Lending CLO 3 LLC, as issuer and Ares Capital Management LLC, as asset manager (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on November 20, 2024).

(13)(aa)	Master Purchase and Sale Agreement, dated as of November 14, 2024, by and between Ares Strategic Income Fund, as seller, and Ares Direct Lending CLO 3 LLC, as buyer (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on November 20, 2024).

Part C-7

(13)(bb)	Contribution Agreement, dated as of November 14, 2024, by and between Ares Strategic Income Fund, as transferor, and Ares Direct Lending CLO 3 LLC, as transferee (incorporated by reference to Exhibit 10.4 to the Fund’s Current Report on Form 8-K, filed on November 20, 2024).

(13)(cc)	Revolving Credit and Security Agreement, dated as of November 26, 2024, among ASIF Funding III, LLC, as borrower, the lenders from time to time party thereto, BNP Paribas, as administrative agent, Ares Strategic Income Fund, as equityholder and servicer, and U.S. Bank Trust Company, National Association, as collateral agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on December 3, 2024).

(13)(dd)	First Amendment to the Revolving Credit and Security Agreement and Termination Agreement, dated as of October 21, 2025, among ASIF Funding III, LLC, as borrower, BNP Paribas, as administrative agent and lender, Ares Strategic Income Fund, as equityholder and servicer, and U.S. Bank Trust Company, National Association, as collateral agent. (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on October 23, 2025).

(13)(ee)	Contribution Agreement, dated as of November 26, 2024, among Ares Strategic Income Fund, as transferor, and ASIF Funding III, LLC, as transferee (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on December 3, 2024).

(13)(ff)	Facility Agreement, dated as of December 12, 2024, among Ares Dino TopCo 2 Sarl, as parent, Ares Dino Holdco 2 Sarl, as borrower, Goldman Sachs Bank USA, as arranger, Alter Domus Agency Services (UK) Limited, as facility agent, Alter Domus Trustees (UK) Limited, as security agent and trustee and the lenders from time to time party thereto (incorporated by reference to Exhibit 10.41 to the Fund’s Annual Report on Form 10-K, filed on March 10, 2025).

(13)(gg)	Class A-1A Credit Agreement, dated as of April 10, 2025, by and among Ares Direct Lending CLO 5 LLC, as borrower, the lenders party thereto, and U.S. Bank Trust Company, National Association, as loan agent and collateral trustee (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on April 14, 2025).

(13)(hh)	Collateral Administration Agreement, dated as of April 10, 2025, by and between Ares Direct Lending CLO 5 LLC, as issuer, Ares Capital Management LLC, as asset manager, and U.S. Bank Trust Company, National Association as collateral administrator (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on April 14, 2025).

(13)(ii)	Asset Management Agreement, dated as of April 10, 2025, by and between Ares Direct Lending CLO 5 LLC, as issuer and Ares Capital Management LLC, as asset manager (incorporated by reference to Exhibit 10.4 to the Fund’s Current Report on Form 8-K, filed on April 14, 2025).

(13)(jj)	Master Purchase and Sale Agreement, dated as of April 10, 2025, by and between Ares Strategic Income Fund, as seller, and Ares Direct Lending CLO 5 LLC, as buyer (incorporated by reference to Exhibit 10.5 to the Fund’s Current Report on Form 8-K, filed on April 14, 2025).

(13)(gg)	Class A-1A Credit Agreement, dated as of December 18, 2025, by and among Ares Direct Lending CLO 8 LLC, as borrower, the lenders party thereto, and U.S. Bank Trust Company, National Association, as loan agent and collateral trustee (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025).

(13)(kk)	Contribution Agreement, dated as of April 10, 2025, by and between Ares Strategic Income Fund, as transferor, and Ares Direct Lending CLO 5 LLC, as transferee (incorporated by reference to Exhibit 10.6 to the Fund’s Current Report on Form 8-K, filed on April 14, 2025).

(13)(ll)	Collateral Administration Agreement, dated as of December 18, 2025, by and between Ares Direct Lending CLO 8 LLC, as issuer, Ares Capital Management LLC, as asset manager, and U.S. Bank Trust Company, National Association as collateral administrator (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025).

(13)(mm)	Asset Management Agreement, dated as of December 18, 2025, by and between Ares Direct Lending CLO 8 LLC, as issuer and Ares Capital Management LLC, as asset manager (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025).

(13)(nn)	Master Purchase and Sale Agreement, dated as of December 18, 2025, by and between Ares Strategic Income Fund, as seller, and Ares Direct Lending CLO 8 LLC, as buyer (incorporated by reference to Exhibit 10.4 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025).

Part C-8

(13)(oo)	Contribution Agreement, dated as of December 18, 2025, by and between Ares Strategic Income Fund, as transferor, and Ares Direct Lending CLO 8 LLC, as transferee (incorporated by reference to Exhibit 10.5 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025).

(14)	Consent of Independent Registered Public Accounting Firm. *

(16)	Power of Attorney (incorporated by reference to the corresponding exhibit number to the Fund’s Pre-Effective Registration Statement on Form N-14 (File No. 333-291070), filed on October 24, 2025).

(17)(a)	Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association. *

(17)(b)	Form of Letter of Transmittal.*

(18)	Filing Fees Table.*

* Filed herewith

Item 17.	Undertakings.

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

Part C-9

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 21st day of April, 2026.

ARES STRATEGIC INCOME FUND

By:	/s/ Michael L. Smith
	Name:	Michael L. Smith
	Title:	Co-Chief Executive Officer and Trustee

By:	/s/ Mitchell Goldstein
	Name:	Mitchell Goldstein
	Title:	Co-Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 21, 2026.

Signature	Title	Date

/s/ Michael L. Smith	Co-Chief Executive Officer and Trustee (Principal Executive Officer)	April 21, 2026
Michael L. Smith

/s/ Mitchell Goldstein	Co-Chief Executive Officer and Trustee (Principal Executive Officer)	April 21, 2026
Mitchell Goldstein

/s/ Scott C. Lem	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 21, 2026
Scott C. Lem

/s/ Paul Cho	Chief Accounting Officer (Principal Accounting Officer)	April 21, 2026
Paul Cho

*	Trustee	April 21, 2026
Sandra R. Anceleitz

*	Trustee	April 21, 2026
Ann Torre Bates

*	Trustee	April 21, 2026
R. Kipp deVeer

*	Trustee	April 21, 2026
Steven B. McKeever

*	Trustee	April 21, 2026
Eric B. Siegel

*By:	/s/ Scott C. Lem
Scott C. Lem
As Agent or Attorney-in-Fact

April 21, 2026

The original powers of attorney authorizing R. Kipp deVeer, Scott C. Lem, Ian Fitzgerald, Michael L. Smith, Mitchell Goldstein, Lisa Morgan and Naseem Sagati Aghili to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Amendment is filed have been executed were filed as an Exhibit to the Fund’s Pre-Effective Registration Statement on Form N-14 (File No. 333-291070), filed on October 24, 2025.